UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

Contents

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

106	Statements of Assets & Liabilities

110	Statements of Operations

114	Statements of Changes in Net Assets

120	Notes to Financial Statements

141	Financial Highlights

155	Report of Independent Registered Public Accounting Firm

156	Fund Expenses

158	Approval of Investment Advisory Agreement

165	Trustees & Officers

Annual Report

President’s Letter Dear Shareholders, December 2019 marks completion of the Payden Mutual Fund complex’s 27th year. While the global economy and financial markets have changed dramatically over that tenure, the culture, governance structure, and focus of the advisor to the Payden Mutual Funds, Payden & Rygel, remain unchanged. These key ingredients are crucial to the stability and protection of client funds and the production of our investment results. As for financial markets in 2019, a wide array of asset classes enjoyed excellent returns, with everything from U.S. high yield to emerging market debt posting solid performances. The U.S. economy remains resilient despite headwinds from tariffs and continues to defy the odds as the current business cycle clocks in at 126 months. We also think that the global economy is on the mend as well, after suffering this year in the wake of tariffs and Federal Funds rate hikes. The year ahead will not be without risks, though. The Brexit saga rages on, and the U.S. heads into an election year in 2020. Despite all this, we’re optimistic the global economy can continue to grow amidst uncertainty. As for the Payden Mutual Fund complex, we continue to offer a wide array of global strategies with an emphasis on fixed-income securities. Over the past five years, the complex has grown in assets by approximately 40%, to $8 billion. The range of strategies offered reflects the growth and composition of the global financial markets. I wish the very best for you and your family this holiday season and, most importantly, for health and happiness in 2020. Warm regards, Joan A. Payden President & CEO

Management Discussion & Analysis

Short Duration Bond Strategies

During the fiscal year ended October 31, 2019, the Federal Reserve Board increased the federal funds target by 25 basis points, before reversing course with three consecutive cuts of 25 basis points, reducing the Board’s target range to between 1.50% and 1.75% following its September meeting. Shorter maturity U.S. Treasury yields moved lower by over 100 basis points, with both the 2-year and 3-year yields ending the period at 1.52%. Uncertainty around global growth and geopolitical concerns continue to limit increases overall interest rate levels. After significant rate tightening earlier in the calendar year, shorter maturity corporate yield spreads have stabilized amidst strong demand, negative net supply, and solid fundamentals.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2019, the Fund returned 2.10%, compared to a return of 1.70% for the Lipper Government Money Market Average. Money market rates continued to decrease as the Federal Reserve Board decreased its federal funds target range for the federal funds rate in September, marking the third cut in the calendar year. However, LIBOR and front-end rates still offer attractive yields. Rates positioning contributed the most to outperformance over the quarter.

The Payden Limited Maturity Fund (PYLMX) returned 2.99% for the fiscal year ended October 31, 2019, compared to a return of 2.40% for its benchmark, the Bank of America Merrill Lynch Three-Month US Treasury Bill Index. Rates positioning and allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund made use of forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund (PYSBX) returned 4.39 % for the fiscal year ended October 31, 2019, compared to a return of 4.54% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Treasury Index. The Fund’s allocation to securitized and corporate securities contributed positively, while the allocation to government related emerging market bonds detracted from relative performance versus the benchmark. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.04%.

The Payden Global Low Duration Fund (PYGSX) returned 4.61% for the fiscal year ended October 31, 2019, compared to a return of 4.90% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Corporate & Government Index. The Fund’s allocation to securitized and corporate securities contributed positively, while the Fund’s rates positioning and allocation to government related emerging market bonds detracted from relative performance versus the benchmark. The Fund invests in futures, swaps, options and forward currency contracts for hedging investment purposes. The use of these derivatives impacted performance by 0.07%.

The Payden U.S. Government Fund (PYUSX) returned 5.36% for the fiscal year ended October 31, 2019, compared to its benchmark, the ICE Bank of America Merrill Lynch 1-5 Year US Treasury Index, which returned 5.82%. Over the past year, the Federal Reserve Board turned to a more accommodative interest rate policy to extend the current business cycle and offset concerns of slowing global growth and China trade tensions. The result was a drop in rates of over 1.25% in the past year. The Fund predominately invests in short average life mortgage securities. Mortgage securities typically underperform US Treasury securities in periods of falling rates due to faster prepayments, and this was the reason for the modest underperformance versus the all US Treasury index.

The Fund is currently positioned for rates to stabilize at current levels. Over the next six months, the Fund anticipates that prepayments should slow with mortgage securities providing investors additional return over US Treasury securities. The Fund made modest use of US Treasury futures to maintain duration exposure, as interest rates dropped. The impact on the performance of the Fund was positive, adding less than 0.10% to total return.

The Payden GNMA Fund (PYGNX) returned 8.63%, for the fiscal year ended October 31, 2019, while its benchmark, the ICE Bank of America Merrill Lynch US GNMA Mortgage Backed Securities Index, returned 8.81%. The Fund slightly underperformed its benchmark due to faster prepayment speeds on newer vintage mortgage pools as a result of the unforeseen drop in mortgage rates over the past year. The Fund is currently positioned for faster prepayments by overweighting lower coupon mortgage pools that have less sensitivity to prepayments. In addition, the Fund prefers mortgage pools that provide prepayment protection due to increasingly fast response times by borrowers as both technological improvements and digitization take hold in the mortgage origination/refinance process.

Annual Report   1

Management Discussion & Analysis continued

Over the coming year, the Adviser expects returns to moderate in the GNMA space. While the Adviser does not expect the price appreciation seen over the past year to be duplicated, it does see firm support for the GNMA sector. Valuations for GNMA mortgages are attractive and capital flows from foreign investors remain strong due to higher interest rates available in the US domestic market.

The Fund uses certain US Treasury and Euro dollar futures contracts to manage interest rate, yield curve and volatility exposure. The Funds usage of derivative contracts slowed over the past year due to the Federal Reserve Board’s more accommodative interest rate policy. The overall impact on the Fund from derivative contracts was negligible.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 10.36% for the fiscal year ended October 31, 2019, compared to a 11.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 10.13% and its SI Class (PYCSX) returned 10.49% for the same period. The primary driver of performance was the decrease in interest rates over the period. The 10-year US Treasury bond decreased 1.45% during the fiscal year and the Fund has a duration profile (a measure of price sensitivity to interest rates) that would be expected to exhibit price increases in the face of lower interest rates. The main detractor from relative performance versus the Fund’s benchmark came in later 2018 when credit markets sold off as a reaction to a flight to quality environment. The Fund stayed the course with continued allocations to high yield, securitized and emerging market bonds, and these sectors rebounded in 2019 and were additive to performance relative to the Fund’s benchmark. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Forward contracts for currency management detracted 0.25% from performance. Over the fiscal year, interest rate futures used to hedge interest rate risk added 0.02% to performance.

The Payden Corporate Bond Fund (PYACX) generated a net return of 14.20% for the year ended October 31, 2019, compared to a return of 15.37% for its benchmark, the Bloomberg Barclays US Corporate Bond Index. The Fund’s biggest detractor from performance was its overweight to the Energy sector, which sold off dramatically at the end of 2018. The Fund was able to recoup some of these losses in 2019 and used the recovery in oil prices to bring its exposure in Energy down to neutral, with an emphasis on holding pipeline credits where there are still compelling risk-adjusted valuations. The Fund’s exposure to select pharmaceutical credits with litigation risk related to the opioid epidemic also detracted from performance, though these credits still have strong long-term free cash flow generating capabilities. The Fund’s security selection within the Communications sector positively contributed to performance, as credits including AT&T and Verizon demonstrated their commitment to reducing leverage. The Fund used US Treasury futures as a means of hedging and active duration management, which contributed 0.23% to performance. The Fund also used credit derivatives, specifically IG CDX, as a way to add credit exposure while maintaining cash balances for liquidity, and this contributed 0.07% to performance.

For the fiscal year ended October 31, 2019, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 4.93%, compared to a return of 2.43% for its benchmark, ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The Fund’s SI Class (PYAIX) returned 5.30%. Following an increase in market volatility in the last two months of 2018, the turn of the year was a period of resilient recovery across financial markets, with short bouts of volatility surrounding geopolitical headlines and trade wars near the end of the fiscal year. All Core Income sectors produced positive returns for the fiscal year, with non-agency mortgage-backed securities and investment-grade corporate bonds the primary drivers of performance. Over the past year, the Federal Reserve Board turned to a more accommodative interest rate policy. The result was a drop in interest rates of over 1.25% in the past year. Following the Federal Reserve Board’s “pivot” government bond yields rallied significantly, benefiting fixed-rate sectors such as Investment-Grade Corporate bonds and Emerging Market debt. Furthermore, the rally in rates was a tailwind for mortgage credit as equity creation improved and delinquencies remained low. The primary market offered concessions in select names, leading to positive tactical credit performance. The Fund incurred the cost of protection from tail risk hedges. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as for efficient investment purposes. Their net impact to Fund performance was -0.18%.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 8.09% for the fiscal year ended October 31, 2019, compared to a 11.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s SI Class (PYSIX) returned 8.14% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. In addition, the Fund will permit a wide range of average

2   Payden Mutual Funds

maturity to be more opportunistic in defending against interest rate volatility. The Fund has been managed with a duration profile that is more intermediate in nature than the benchmark. This is done to dampen overall price volatility over time, but in an environment like the current fiscal year when interest rates have rallied so much, the Fund’s price gain will not keep up with its benchmark. Offsetting some of this relative underperformance was the Fund’s broad allocation to credit sectors and securitized bonds which contributed strong performance relative to the index as these sectors provide substantial yield advantages and increased coupon income. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning, and foreign currency forwards are used to hedge currency exposure or to take outright positions on specific currencies. Over the fiscal year, interest rate futures used to hedge interest rate risk detracted from performance by -0.06%. Forward contracts for currency management detracted -0.22% from performance.

Loan Strategy

After a slow start to the period, the leveraged loan market finished the fiscal year ended October 31, 2019 with a positive total return of 4.38% for the Credit Suisse Leveraged Loan BB Index. The asset class has remained resilient in the face of continued outflows from mutual funds and ETFs as investors recalibrate their interest rate expectations. CLOs continue to be the largest and most consistent buyer of loans, acting as a stabilizing mechanism during temporary bouts of volatility.

For the fiscal year ended October 31, 2019, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 4.33% and the SI Class (PYFIX) returned 4.48%. The Fund’s benchmark, the Credit Suisse Leveraged Loan BB Index, returned 4.38% for the same period. A top performer for the review period was a loan issued by the discount grocer Grocery Outlet, as the company issued public shares during the review period. Those loans returned more than 7% during the period. A few short-duration energy bonds, such as Antero Resources, Oasis Petroleum, and Whiting Petroleum detracted from performance during the period. Despite the volatility, the Adviser believes these bonds offer attractive risk-adjusted yields and the Fund continues to hold them. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market.

High Yield Strategy

High-yield bonds returned 9.83% during the fiscal year ended October 31, 2019 as measured by the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index. Although returns during the first two months of the year were negative as global growth decelerated and the Federal Reserve Board maintained a hawkish stance, performance rebounded strongly through the rest of the year as the Federal Reserve Board began a rate-cutting cycle and economic performance surprised to the upside. Sector performance ranged from -1.5% for energy to 16.3% for banking. BB-rated bonds returned 11.72%, B-rated bonds returned 7.34%, and CCC-rated bonds returned -3.17%.

The Payden High Income (PYHRX) returned 10.37% for the fiscal year ended October 31, 2019. The Fund’s benchmark, the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index, returned 9.83% for the same period. One of the top performers for the period was ARD Securities Finance (31.5%), which posted stronger-than-expected results, positioning themselves to refinance their capital structure earlier than anticipated. Positioning in the oilfield servicer Diamond Offshore (21.0%) also helped performance as the portfolio sold the position earlier in the period, locking in gains before oil prices fell and the bonds traded off. The biggest contributor to underperformance was Antero Resources Corp (-22.1%), which was negatively impacted by weak natural gas prices and generically negative sentiment towards more levered energy exploration & production companies. A position in SM Energy Co (1.5%), another energy exploration & production company, detracted for similar reasons, albeit with more sensitivity to oil prices than natural gas prices. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. Gains associated with forward euro contracts of 0.41% were offset by currency-driven underperformance by euro-denominated bonds.

For the fiscal year ended October 31, 2019, the Payden California Municipal Income Fund (PYCRX) returned 9.22%. The Fund’s benchmarks – the Bloomberg Barclays California Intermediate Municipal Bond Index and the Bloomberg Barclays 7-Year Municipal Bond Index – returned 8.14% and 8.55%, respectively, for the same period. The Fund’s outperformance relative to its benchmarks was due primarily to a combination of strategic yield curve positioning and asset allocation decisions, utilizing a combination of AMT-subject bonds, taxable municipal bonds, and US Treasuries to optimize after-tax returns. While the Fund was mostly duration neutral throughout the year, an overweight to longer maturities was a significant driver of performance as long-end

Annual Report   3

Management Discussion & Analysis continued

municipal rates fell more than front-end rates, flattening the yield curve. While the Adviser sees many of the same positive trends continuing into fiscal year 2020, given that Municipal-to-U.S. Treasury yield ratios are at relatively rich levels, the Adviser has strategically added an allocation to California taxable municipal securities, AMT-subject bonds, and US Treasury securities, and expect to maintain this allocation as long as these rich valuations persist. In aggregate, these investments are typically capped at a maximum of 20% of the Fund’s market value. The Fund also continues to favor higher credit quality, revenue-secured sectors over general obligation debt. The Fund invests in interest rate futures contracts for hedging and duration management purposes. Derivatives usage is limited only to exchange-traded interest rate futures contracts, mitigating liquidity concerns and eliminating counterparty risk. Derivatives are not used to introduce leverage. The use of derivatives impacts fund performance by -0.16%.

The Payden Global Fixed Income Fund (PYGFX) posted a net return of 9.56% for the fiscal year ended October 31, 2019 compared to a return of 10.67% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund’s overweight positions in non-government bonds, including investment grade corporates, high yield corporates and securitized markets contributed marginally to relative performance. However, this was offset by an underweight duration stance in developed markets in the 4th quarter of 2018 and an underweight to smaller emerging market governments in 2019 given a sharp fall in yields globally. To a lesser extent, an underweight to the US dollar in the early part of 2019 detracted from relative returns. The Fund used derivatives for hedging and active investment purposes throughout the period. It utilizes interest rate swaps, bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The use of government bond futures and forward currency contracts for active management purposes detracted approximately 0.18% and 0.45% from the Fund’s return, respectively.

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2019, emerging markets fixed income securities experienced positive returns. Slowing growth momentum and easier monetary policy were the dominant themes across both developed and emerging economies during the period. Yield compression drove a significant portion of the gains in both hard currency and local currency emerging debt. Returns across countries showed dispersion, however, particularly as idiosyncratic political risks created volatility in select markets.

For the fiscal year ended October 31, 2019, the Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 13.45%, the Fund’s Adviser Class (PYEWX) returned 13.14%, and the Fund’s SI Class (PYEIX) returned 13.41%. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 14.35% for the same period. Within US dollar-pay sovereign, underweight positioning in Lebanon and Poland added to performance, as did overweight exposure in Ecuador, Ukraine, and Guatemala. Overweight exposure in Argentina and underweight allocations to the Philippines, Peru, and Mexico underperformed. Among quasi-sovereign, a preference for long-end bonds in Indonesia and underweight exposure in China contributed positively, while security selection in Malaysia and exposure to provincial Argentine debt detracted from performance. An off-benchmark allocation to corporate bonds performed in line with the benchmark, while local currency denominated debt benefitted relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments detracted -0.07% from the Fund’s return.

The Payden Emerging Markets Local Bond (PYELX) returned 15.34% for the fiscal year ended October 31, 2019. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned 15.59% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in Russia and Peru, as well as security selection in Mexico and Poland. In addition, underweight positioning in Argentina, Romania, and Hungary benefitted relative performance. Overweight rates positioning in South Africa and security selection in both Czech Republic and Turkey detracted. Overall, currency positioning detracted during the period. Overweight positions in the Indonesian rupiah, Russian ruble, Sri Lankan rupee, and Ukrainian hryvnia added. An overweight stance in the Brazilian real, Czech koruna, and Dominican Republic peso detracted, as did net short positions in the Thai baht and Turkish lira. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments detracted -0.07% from the Fund’s return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 9.46%, and the Fund’s SI Class (PYCIX) returned 9.67% for the fiscal year ended October 31, 2019. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 12.20% for the period. The Fund’s selection of emerging and developed market corporate bonds was the

4   Payden Mutual Funds

primary detractor, while an off-index allocation to quasi-sovereign bonds also underperformed. Off-index positions in US dollar-pay sovereign and local market bonds modestly benefitted relative performance. Within emerging market corporate bonds, selection of utilities credits in Indonesia, industrials in Paraguay, infrastructure in United Arab Emirates, consumer goods in Brazil, and a broad underweight to financials in South Korea all benefitted relative performance. An overweight to consumer goods in Israel, transports in Peru and Chile, and selection of utilities credits in Argentina underperformed. In addition, underweight positions to real estate in China, financials in Turkey, and oil and gas in Thailand detracted. The emerging markets Fund invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 0.11% to the Fund’s total return.

Equity Markets

The U.S. equity markets posted strong positive returns for the fiscal year ended October 31, 2019 on accommodative central banks, strong economic data and progress on a U.S.-China trade deal. The fiscal year started on a negative note as escalated U.S.-China trade tension and the December Federal Reserve Board’s rate hike sparked fears of a global economic slowdown, which drove the market sell-off in the 4th quarter of 2018. However, the new calendar year came with investor optimism as equity prices quickly recovered all their losses. This sharp reversal in market sentiment was a result of better than expected corporate earnings, trade deal optimism and a dovish pivot by the Federal Reserve Board on interest rates. The market continued to rally over the coming months, despite weaker global economic data and renewed concerns over global trade, to post their best first half performance since 1997. Over the summer months, the Federal Reserve Board announced its first interest rate cut in 10 years. Volatility briefly spiked up in August as weak global manufacturing data and heightened trade tension with China led to a decline in yields globally and a rotation into dividend paying stocks. But once again, market volatility quickly subsided as the Federal Reserve Board and other central banks continued to ease monetary policy with additional rate cuts. The broad equity market marched higher for the remainder of the fiscal year on hopes of a trade deal and improving corporate fundamentals.

The Payden Equity Income Fund (PYVLX), which is comprised of large-cap value stocks, returned 15.39% for the fiscal year ended October 31, 2019, while the Fund’s Advisor Class (PYVAX) returned 15.05% and the Fund’s SI Class (PYVSX) returned 15.47% for the fiscal year. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.20% for the same time period. The Fund outperformed its benchmark due to its strong security selection. The Fund benefited from its overweight to the information technology sector and real estate investment trusts, which offset its overweight to master limited partnerships. Within individual stock selection, the strongest areas of stock selection were in the energy and consumer discretionary sectors, while the weakest area was in the materials sector. Strong individual performers in the Fund were software giant Microsoft and defense contractor Lockheed Martin. The Fund utilizes currency forwards to hedge foreign currency risk in non-US dollar holdings. These derivatives contributed 0.11% to performance for the fiscal year.

Annual Report   5

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CDOR - Canadian Dollar offered rate

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

DKK - Danish Krone

EGP - Eqyptian Pound

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

LIBOR - London Interbank Offered Rate

MXIBTILE - Mexican Interbank 28 day interest rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PLN - Polish Zloty

RON - New Romanian Leu

RUB - Russian Ruble

SEK - Swedish Krona

THB - Thai Baht

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

6   Payden Mutual Funds

            Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
U.S. Treasury	42%
Repurchase Agreement	41%
U.S. Government Agency	7%
U.S. Government Guaranteed	4%
Mortgage Backed	2%
Other	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (7%)
3,000,000	FHLB, (U.S. Secured Overnight Financing Rate
	+ 0.120%), 1.69%, 10/07/20 (a)	$3,000
5,000,000	FHLB, (U.S. Secured Overnight Financing Rate
	+ 0.100%), 1.86%, 12/23/20 (a)	5,000
4,360,000	FHLB, 1.95%, 10/09/20	4,360
5,000,000	FHLMC, (U.S. Secured Overnight Financing
	Rate + 0.040%), 1.61%, 4/03/20 (a)	5,000
3,000,000	FNMA, (U.S. Secured Overnight Financing Rate
	+ 0.075%), 1.84%, 10/30/20 (a)	3,000

Total U.S. Government Agency (Cost - $20,360)		20,360

Mortgage Backed (2%)
6,000,000	FREMF 2017-KT01 Multifamily Aggregation Risk Transfer Trust, (1 mo. LIBOR USD + 0.320%), 2.14%, 2/25/20 (a) (Cost - $5,999)	5,999

NCUA Guaranteed (4%)
5,248,836	NCUA Guaranteed Notes Trust 2010-R1, 1A, (1 mo. LIBOR USD + 0.450%),
	2.44%, 10/07/20 (a)	5,251
2,724,715	NCUA Guaranteed Notes Trust 2011-R1, (1 mo.
	LIBOR USD + 0.450%), 2.44%, 1/08/20 (a)	2,725
1,674,594	NCUA Guaranteed Notes Trust 2011-R2, (1 mo.
	LIBOR USD + 0.400%), 2.39%, 2/06/20 (a)	1,675
499,410	NCUA Guaranteed Notes Trust 2011-R3, (1 mo.
	LIBOR USD + 0.400%), 2.34%, 3/11/20 (a)	500

Total NCUA Guaranteed (Cost - $10,151)		10,151

U.S. Treasury (42%)
10,000,000	U.S. Treasury Bill, 1.55%, 10/08/20 (b)	9,855
10,000,000	U.S. Treasury Bill, 1.59%, 4/16/20 (b)	9,927
3,000,000	U.S. Treasury Bill, 1.77%, 8/13/20 (b)	2,959
10,000,000	U.S. Treasury Bill, 1.88%, 11/14/19 (b)	9,993
10,000,000	U.S. Treasury Bill, 1.94%, 11/21/19 (b)	9,989
12,500,000	U.S. Treasury Bill, 2.00%, 6/18/20 (b)	12,343
10,000,000	U.S. Treasury Bill, 2.03%, 5/21/20 (b)	9,889

Principal or Shares	Security Description	Value (000)
5,000,000	U.S. Treasury Bill, 2.09%, 12/19/19 (b)	$4,986
15,000,000	U.S. Treasury Bill, 2.41%, 1/02/20 (b)	14,939
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.000%), 1.63%, 1/31/20 (a)(b)	9,999
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.033%), 1.66%, 4/30/20 (a)(b)	9,998
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.043%), 1.67%, 7/31/20 (a)(b)	9,992

Total U.S. Treasury (Cost - $114,869)		114,869

Investment Company (4%)
10,044,197	Dreyfus Treasury Cash Management (Cost - $10,044)	10,044

Repurchase Agreement (41%)
29,000,000	Bank of Montreal Tri Party, 1.72% 11/01/19 (c)	29,000
30,000,000	CIBC World Markets Tri Party,
	1.67% 11/06/19 (d)	30,000
30,000,000	Citigroup Tri Party, 1.61% 11/07/19 (e)	30,000
25,000,000	Goldman Sachs Tri Party, 1.67% 11/05/19 (f)	25,000

Total Repurchase Agreement (Cost - $114,000)		114,000

Total Investments (Cost - $275,423) (100%)		275,423
Assets in excess of Other Liabilities (0%)		(466)

Net Assets (100%)		$274,957

(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 10/31/2019 is collateralized by the following securities:

Bank of Montreal Tri Party
20,386,538	FNMA, maturity dated Oct 49, yielding 3.00%	$20,617
8,449,630	GNMA, maturity dated Aug 49, yielding 4.50%	8,963

		$29,580

Annual Report   7

        Payden Cash Reserves Money Market Fund continued

(d)	The repurchase agreement dated 10/30/2019 is collateralized by the following securities:

CIBC World Markets Tri Party

25,608,300	U.S. Treasury Securities, maturity from Jul 25-Aug 44, yielding from 0.25%-4.75%	$30,600

(e)	The repurchase agreement dated 10/31/2019 is collateralized by the following securities:

Citigroup Tri Party
31,043,100	U.S. Treasury Securities, maturity from Nov 20-Aug 26, yielding from 0.13%-6.75%	$30,600

(f)	The repurchase agreement dated 10/29/2019 is collateralized by the following securities:

Goldman Sachs Tri Party
24,532,344	FNMA, maturity dated Jul 49, yielding 4.00%	$25,500

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Value
Repurchase Agreements	(000’s)

Total gross amount of repurchase agreements presented on the	$114,000
Statements of Assets and Liabilities
Non-cash Collateral	(59,000)

Net Amount	$55,000

See notes to financial statements.

8   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	43%
Asset Backed	25%
U.S. Treasury	14%
Mortgage Backed	13%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)

Asset Backed (26%)
4,321,000	AEP Texas Restoration Funding LLC,
	2.06%, 2/01/27	$4,333
3,150,501	Ally Auto Receivables Trust 2019-1,
	2.85%, 3/15/22	3,162
1,000,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.150%), 3.06%, 5/15/37 (a)(b)	1,001
3,060,000	Ascentium Equipment Receivables 2019-1
	144A, 2.84%, 6/10/22 (b)	3,083
2,240,000	Bank of The West Auto Trust 2019-1 144A,
	2.43%, 4/15/24 (b)	2,258
1,800,000	Bank of The West Auto Trust 2019-1 144A,
	2.51%, 10/15/24 (b)	1,823
5,527,439	Barings BDC Static CLO Ltd. 2019-1 144A, (3
	mo. LIBOR USD + 1.020%),
	3.02%, 4/15/27 (a)(b)	5,506
3,300,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%), 2.77%, 1/20/28 (a)(b)	3,284
2,691,429	BMW Canada Auto Trust 144A,
	2.15%, 10/20/21 CAD (b)(c)	2,045
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 3.21%, 9/15/35 (a)(b)	3,766
3,000,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.250%), 3.28%, 8/20/35 (a)(b)	3,012
5,585,715	CNH Capital Canada Receivables Trust 144A,
	2.10%, 2/15/22 CAD (b)(c)	4,242
546,124	CNH Equipment Trust 2017-A, 2.07%, 5/16/22	546
848,331	CNH Equipment Trust 2018-B,
	2.93%, 12/15/21	851
3,779,484	CNH Equipment Trust 2019-A, 2.96%, 5/16/22	3,798
1,148,715	Commonbond Student Loan Trust 2017-A-GS
	144A, (1 mo. LIBOR USD + 0.850%),
	2.67%, 5/25/41 (a)(b)	1,151
27,409	Drive Auto Receivables Trust, 3.04%, 11/15/21	27

Principal or Shares	Security Description	Value (000)

777,363	Drive Auto Receivables Trust 2019-2,
	2.93%, 3/15/22	$779
3,527,910	Enterprise Fleet Financing 2019-2 LLC 144A,
	2.27%, 8/20/20 (b)	3,529
2,207,625	Enterprise Fleet Financing LLC 144A,
	1.97%, 1/20/23 (b)	2,206
679,797	First Investors Auto Owner Trust 2016-2 144A,
	1.87%, 11/15/21 (b)	680
645,525	First Investors Auto Owner Trust 2017-1 144A,
	2.20%, 3/15/22 (b)	646
662,140	First Investors Auto Owner Trust 2018-1 144A,
	2.84%, 5/16/22 (b)	663
5,900,000	Ford Auto Securitization Trust 144A,
	2.10%, 9/15/21 CAD (b)(c)	4,480
1,930,590	Ford Auto Securitization Trust 144A,
	2.20%, 3/15/21 CAD (b)(c)	1,466
3,674,642	Ford Credit Auto Owner Trust 2019-A,
	2.78%, 2/15/22	3,689
3,917,883	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.790%), 2.95%, 11/15/26 (a)(b)	3,917
1,502,980	GM Financial Automobile Leasing Trust 2017-1,
	2.48%, 8/20/20	1,503
6,252,726	GM Financial Automobile Leasing Trust 2018-1,
	2.61%, 1/20/21	6,262
3,110,000	GM Financial Automobile Leasing Trust 2018-3,
	3.18%, 6/21/21	3,132
2,339,822	GMF Canada Leasing Trust Asset-Backed Notes
	Series 2019-1 144A, 2.15%, 3/22/21 CAD (b)(c)	1,777
3,570,000	Great American Auto Leasing Inc. 2019-1 144A,
	2.97%, 6/15/21 (b)	3,590
4,230,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 1.180%),
	3.44%, 9/15/37 (a)(b)	4,250

Annual Report   9

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

2,065,000	HPEFS Equipment Trust 2019-1 144A,
	2.19%, 9/20/29 (b)	$2,071
3,410,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36 (a)(b)	3,424
3,575,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 3.01%, 10/20/27 (a)(b)	3,576
1,740,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 0.950%), 2.92%, 4/19/30 (a)(b)	1,729
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD
	+ 0.800%), 2.80%, 1/15/28 (a)(b)	6,776
4,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 3.06%, 6/15/28 (a)(b)	4,008
6,128,205	Mercedes-Benz Auto Lease Trust 2019-A,
	3.01%, 2/16/21	6,145
3,590,000	MMAF Equipment Finance LLC 2019-A 144A,
	2.84%, 1/10/22 (b)	3,612
2,921,162	Nissan Auto Lease Trust 2017-B,
	2.05%, 9/15/20	2,921
4,360,000	Nissan Auto Lease Trust 2019-B,
	2.27%, 7/15/22	4,391
2,518,777	Nissan Auto Receivables 2019-A Owner Trust,
	2.82%, 1/18/22	2,530
815,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR USD + 0.850%),
	2.85%, 7/15/27 (a)(b)	813
3,380,000	Palmer Square Loan Funding 2019-4 Ltd. 144A,
	(3 mo. LIBOR USD + 0.900%),
	2.84%, 10/24/27 (a)(b)	3,380
2,600,000	Penarth Master Issuer PLC 144A, (1 mo. LIBOR
	USD + 0.380%), 2.26%, 3/18/22 (a)(b)	2,601
2,780,000	Prestige Auto Receivables Trust 2019-1 144A,
	2.44%, 7/15/22 (b)	2,785
750,000	Santander Drive Auto Receivables Trust 2017-3,
	3.20%, 11/15/23	760
2,266,686	Santander Drive Auto Receivables Trust 2019-1,
	2.91%, 1/18/22	2,269
8,400,000	Santander Drive Auto Receivables Trust 2019-2,
	2.59%, 5/15/23	8,468
4,600,000	Santander Retail Auto Lease Trust 2019-B 144A,
	2.29%, 4/20/22 (b)	4,618
2,800,000	Silver Arrow Canada LP, 2.13%, 3/15/21 CAD (c)	2,126
263,149	Sofi Consumer Loan Program 2018-1 Trust
	144A, 2.55%, 2/25/27 (b)	263
1,688,178	Sofi Professional Loan Program 2019-C LLC
	144A, 2.13%, 11/16/48 (b)	1,691
3,370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 2.99%, 7/15/38 (a)(b)	3,377
2,740,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	2,769
1,598,631	Towd Point Mortgage Trust 2017-5 144A, (1
	mo. LIBOR USD + 0.600%),
	2.42%, 2/25/57 (a)(b)	1,599
4,040,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.450%), 3.45%, 9/15/34 (a)(b)	4,058
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%), 2.89%, 4/15/29 (a)(b)	3,312
1,934,248	Volkswagen Auto Loan Enhanced Trust 2018-1,
	2.81%, 7/20/21	1,939

Principal or Shares	Security Description	Value (000)

3,870,000	Volvo Financial Equipment LLC Series 2019-1
	144A, 2.90%, 11/15/21 (b)	$3,889
2,778,000	Westlake Automobile Receivables Trust 2017-2
	144A, 3.28%, 12/15/22 (b)	2,810
5,644,872	Westlake Automobile Receivables Trust 2019-1
	144A, 3.06%, 5/16/22 (b)	5,670
6,560,000	Wheels SPV 2 LLC 144A, 2.30%, 5/22/28 (b)	6,584
1,719,032	World Omni Auto Receivables Trust 2019-A,
	3.02%, 4/15/22	1,727
2,580,000	World Omni Auto Receivables Trust 2019-B,
	2.59%, 7/15/24	2,620
2,040,136	World Omni Automobile Lease Securitization
	Trust 2018-B, 2.96%, 6/15/21	2,048
Total Asset Backed (Cost - $199,152)		199,816
Bank Loans(d) (0%)
487,500	Zayo Group LLC Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.000%), 3.79%, 1/19/21	489
Total Bank Loans (Cost - $486)		489
Corporate Bond (43%)
Financial (23%)
870,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	875
475,000	Air Lease Corp., 3.88%, 4/01/21	486
4,300,000	American Express Co., 3.38%, 5/17/21	4,392
383,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%),
	3.36%, 3/26/21 (a)	383
3,330,000	Australia & New Zealand Banking Group Ltd.
	144A, (3 mo. LIBOR USD + 0.320%),
	2.50%, 11/09/20 (a)(b)	3,336
2,930,000	AvalonBay Communities Inc., (3 mo. LIBOR
	USD + 0.430%), 2.43%, 1/15/21 (a)	2,929
1,665,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	1,668
4,000,000	Bank of America Corp., 2.63%, 4/19/21	4,044
3,048,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%), 2.63%, 7/21/21 (a)	3,058
1,530,000	Bank of Montreal, (3 mo. LIBOR USD
	+ 0.790%), 2.92%, 8/27/21 (a)	1,547
3,900,000	Barclays Bank PLC, (3 mo. LIBOR USD
	+ 0.450%), 2.37%, 10/15/20 (a)	3,901
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD
	+ 0.460%), 2.44%, 1/11/21 (a)	3,564
2,000,000	BB&T Corp., 3.05%, 6/20/22	2,053
2,760,000	BB&T Corp., 3.20%, 9/03/21	2,821
4,000,000	BBVA USA, 3.50%, 6/11/21	4,076
3,315,000	BNZ International Funding Ltd. 144A,
	2.10%, 9/14/21 (b)	3,316
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%), 3.05%, 3/09/22 (a)	2,082
1,965,000	CIT Group Inc., 5.00%, 8/15/22	2,094
4,185,000	Citibank NA, (U.S. Secured Overnight Financing
	Rate + 0.600%), 2.36%, 3/13/21 (a)	4,195
2,240,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.867%), 2.31%, 11/04/22 (a)	2,247
4,300,000	Citigroup Inc., 2.90%, 12/08/21	4,374
3,750,000	Citizens Bank NA, (3 mo. LIBOR USD
	+ 0.570%), 2.70%, 5/26/20 (a)	3,759
8,200,000	Comerica Bank, 2.50%, 6/02/20	8,227

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,760,000	Credit Agricole Corporate & Investment Bank
	SA, (3 mo. LIBOR USD + 0.625%),
	2.71%, 10/03/21 (a)	$3,771
750,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.45%, 4/16/21	764
1,965,000	Danske Bank A/S 144A, (3 mo. LIBOR USD
	+ 0.510%), 2.65%, 3/02/20 (a)(b)	1,966
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR
	USD + 0.490%), 2.59%, 6/08/20 (a)(b)	1,902
3,080,000	Deutsche Bank AG, (3 mo. LIBOR USD
	+ 0.815%), 2.77%, 1/22/21 (a)	3,065
8,000,000	Dexia Credit Local SA 144A, (3 mo. LIBOR USD
	+ 0.320%), 2.45%, 9/04/20 (a)(b)	8,018
2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR USD
	+ 0.370%), 2.46%, 10/02/20 (a)(b)	2,591
980,000	FS KKR Capital Corp., 4.25%, 1/15/20	982
2,035,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.730%), 2.83%, 12/27/20 (a)	2,037
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.170%), 3.33%, 11/15/21 (a)	1,336
4,300,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	4,635
4,000,000	Huntington Bancshares Inc., 2.30%, 1/14/22	4,024
770,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	790
1,895,000	Industrial & Commercial Bank of China Ltd., (3 mo. LIBOR USD + 0.750%),
	2.94%, 11/08/20 (a)	1,898
4,000,000	JPMorgan Chase & Co., 2.40%, 6/07/21	4,032
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.550%), 2.65%, 3/09/21 (a)	2,103
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 3.16%, 11/28/23 (a)(b)	3,307
955,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.700%), 2.80%, 3/07/22 (a)	957
4,000,000	Mitsubishi UFJ Financial Group Inc.,
	3.54%, 7/26/21	4,097
1,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.940%), 3.08%, 2/28/22 (a)	1,715
2,700,000	Moody’s Corp., 2.75%, 12/15/21	2,743
4,000,000	Morgan Stanley, 2.63%, 11/17/21	4,047
1,465,000	National Bank of Canada 144A,
	2.15%, 10/07/22 (b)	1,468
1,700,000	PayPal Holdings Inc., 2.20%, 9/26/22	1,710
1,728,000	Reliance Standard Life Global Funding II 144A,
	2.50%, 1/15/20 (b)	1,729
1,515,000	Reliance Standard Life Global Funding II 144A,
	2.63%, 7/22/22 (b)	1,533
3,145,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%), 3.63%, 5/15/23 (a)	3,172
2,300,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,365
3,350,000	Santander UK PLC, (3 mo. LIBOR USD
	+ 0.300%), 2.20%, 11/03/20 (a)	3,351
2,500,000	SL Green Operating Partnership LP, (3 mo.
	LIBOR USD + 0.980%), 3.15%, 8/16/21 (a)	2,501
241,000	SLM Corp., 5.13%, 4/05/22	249
690,000	Starwood Property Trust Inc., 3.63%, 2/01/21	697

Principal or Shares	Security Description	Value (000)

950,000	Sterling Bancorp, 3.50%, 6/08/20	$954
4,060,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR
	USD + 0.370%), 2.37%, 10/16/20 (a)	4,069
2,880,000	Sumitomo Mitsui Banking Corp.,
	2.45%, 10/20/20	2,896
1,940,000	Synchrony Financial, 2.85%, 7/25/22	1,963
2,064,000	Synchrony Financial, 3.75%, 8/15/21	2,115
2,110,000	UBS AG 144A, (3 mo. LIBOR USD + 0.480%),
	2.62%, 12/01/20 (a)(b)	2,116
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD
	+ 0.930%), 3.11%, 2/11/22 (a)	5,411
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.510%), 2.46%, 10/22/21 (a)	3,765
4,000,000	Wells Fargo Bank NA, 3.63%, 10/22/21	4,123
2,565,000	Westpac Banking Corp., 2.80%, 1/11/22	2,615
613,000	Zions Bancorp NA, 3.35%, 3/04/22	628
		179,637
Industrial (14%)
562,000	America Movil SAB de CV, 5.00%, 3/30/20	569
4,000,000	AT&T Inc., 3.88%, 8/15/21	4,130
1,065,000	Aviation Capital Group LLC 144A, (3 mo.
	LIBOR USD + 0.670%), 2.61%, 7/30/21 (a)(b)	1,062
3,620,000	Aviation Capital Group LLC 144A, (3 mo.
	LIBOR USD + 0.950%), 3.08%, 6/01/21 (a)(b)	3,629
3,080,000	BAT Capital Corp., (3 mo. LIBOR USD
	+ 0.590%), 2.77%, 8/14/20 (a)	3,087
2,035,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR
	USD + 0.630%), 2.74%, 6/25/21 (a)(b)	2,041
1,515,000	Becton Dickinson and Co., (3 mo. LIBOR USD
	+ 0.875%), 2.98%, 12/29/20 (a)	1,516
6,340,000	Bristol-Myers Squibb Co. 144A,
	2.55%, 5/14/21 (b)	6,412
2,245,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	2,246
1,365,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (b)	1,381
4,700,000	Caterpillar Financial Services Corp.,
	2.65%, 5/17/21	4,758
3,500,000	Chevron Phillips Chemical Co. LLC/Chevron
	Phillips Chemical Co. LP 144A,
	2.45%, 5/01/20 (b)	3,507
2,435,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	2.79%, 9/17/21 (a)	2,435
1,940,000	Cigna Corp., 3.20%, 9/17/20	1,961
1,500,000	Comcast Corp., 3.30%, 10/01/20	1,520
3,545,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.500%), 2.51%, 10/09/20 (a)	3,551
1,460,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.530%),
	2.42%, 5/05/20 (a)(b)	1,462
132,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	134
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,439
3,500,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%),
	2.70%, 4/17/20 (a)	3,501
846,000	DXC Technology Co., (3 mo. LIBOR USD
	+ 0.950%), 3.08%, 3/01/21 (a)	846

Annual Report   11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

3,745,000	Express Scripts Holding Co., (3 mo. LIBOR USD
	+ 0.750%), 2.87%, 11/30/20 (a)	$3,745
1,150,000	Fidelity National Information Services Inc., (3
	mo. EURIBOR + 0.400%), 0.04%, 5/21/21
	EUR (a)(c)(e)	1,284
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 0.790%), 2.92%, 6/12/20 (a)	1,445
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%), 3.37%, 3/28/22 (a)	879
1,235,000	General Motors Co., (3 mo. LIBOR USD
	+ 0.800%), 3.01%, 8/07/20 (a)	1,237
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.540%), 2.78%, 11/06/20 (a)	1,696
1,995,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%), 2.92%, 4/13/20 (a)	1,999
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%), 3.41%, 6/30/22 (a)	2,023
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%), 3.54%, 1/14/22 (a)	1,287
1,860,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR
	USD + 0.720%), 2.76%, 10/05/21 (a)	1,860
2,540,000	International Business Machines Corp.,
	2.80%, 5/13/21	2,578
1,745,000	Lennar Corp., 2.95%, 11/29/20	1,752
840,000	Lennar Corp., 4.13%, 1/15/22	866
1,470,000	Marriott International Inc., 2.13%, 10/03/22	1,472
1,010,000	Marriott International Inc., (3 mo. LIBOR USD
	+ 0.650%), 2.75%, 3/08/21 (a)	1,015
3,585,000	Martin Marietta Materials Inc., (3 mo. LIBOR
	USD + 0.500%), 2.66%, 12/20/19 (a)	3,586
795,000	Martin Marietta Materials Inc., (3 mo. LIBOR
	USD + 0.650%), 2.80%, 5/22/20 (a)	796
1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo.
	LIBOR USD + 0.390%), 2.49%, 9/28/20 (a)(b)	1,986
3,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo.
	LIBOR USD + 0.520%), 2.64%, 3/15/21 (a)(b)	3,502
3,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.38%, 2/01/22 (b)	3,477
1,270,000	Ryder System Inc., 2.80%, 3/01/22	1,290
1,039,000	Ryder System Inc., 2.88%, 6/01/22	1,058
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	956
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	450
3,500,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%), 2.92%, 6/15/21 (a)	3,492
410,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	414
1,700,000	Takeda Pharmaceutical Co. Ltd. 144A, (3 mo.
	EURIBOR + 0.550%), 0.13%, 11/21/20
	EUR (a)(b)(c)	1,904
2,200,000	Tyson Foods Inc., (3 mo. LIBOR USD
	+ 0.450%), 2.60%, 8/21/20 (a)	2,203
535,000	Tyson Foods Inc., (3 mo. LIBOR USD
	+ 0.550%), 2.68%, 6/02/20 (a)	536
1,598,000	Viterra Inc. 144A, 5.95%, 8/01/20 (b)	1,639

Principal or Shares	Security Description	Value (000)

995,000	Volkswagen Group of America Finance LLC
	144A, 2.50%, 9/24/21 (b)	$1,002
2,065,000	Volkswagen Group of America Finance LLC
	144A, 3.88%, 11/13/20 (b)	2,103
1,400,000	Volkswagen Leasing GmbH, 0.75%, 8/11/20
	EUR (c)(f)	1,573
1,283,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.600%), 2.72%, 6/15/20 (a)	1,284
3,500,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.650%), 2.78%, 3/01/21 (a)	3,509
		114,085
Utility (6%)
2,010,000	AES Corp., 4.00%, 3/15/21	2,048
2,069,000	Antero Resources Corp., 5.13%, 12/01/22	1,559
4,044,000	CenterPoint Energy Inc., 3.60%, 11/01/21	4,164
675,000	Dominion Energy Inc., 2.58%, 7/01/20	677
2,000,000	Dominion Energy Inc., 2.72%, 8/15/21	2,020
980,000	DTE Energy Co., 2.60%, 6/15/22	991
2,700,000	Encana Corp., 3.90%, 11/15/21	2,772
2,870,000	EQT Corp., (3 mo. LIBOR USD + 0.770%),
	2.87%, 10/01/20 (a)	2,865
3,000,000	Evergy Inc., 4.85%, 6/01/21	3,109
1,800,000	Fortis Inc., 2.10%, 10/04/21	1,799
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD
	+ 1.280%), 3.28%, 1/15/23 (a)	1,342
1,215,000	Mississippi Power Co., (3 mo. LIBOR USD
	+ 0.650%), 2.75%, 3/27/20 (a)	1,215
1,465,000	MPLX LP, (3 mo. LIBOR USD + 0.900%),
	3.00%, 9/09/21 (a)	1,471
2,725,000	NextEra Energy Capital Holdings Inc.,
	2.40%, 9/01/21	2,747
1,585,000	Occidental Petroleum Corp., 2.60%, 8/13/21	1,595
1,280,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,294
1,035,000	Phillips 66, (3 mo. LIBOR USD + 0.600%),
	2.73%, 2/26/21 (a)	1,035
910,000	QEP Resources Inc., 6.88%, 3/01/21	916
1,400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%),
	2.50%, 1/15/21 (a)	1,399
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%),
	2.57%, 3/15/21 (a)	3,980
1,737,000	Sunoco Logistics Partners Operations LP,
	4.40%, 4/01/21	1,786
3,605,000	WGL Holdings Inc., (3 mo. LIBOR USD
	+ 0.400%), 2.52%, 11/29/19 (a)(g)	3,605
		44,389
Total Corporate Bond (Cost - $337,342)		338,111
Foreign Government (4%)
26,550,000	Canadian When Issued Government Bond,
	1.50%, 8/01/21 CAD (c)	20,141
950,000	Japan Bank for International Cooperation, (3 mo.
	LIBOR USD + 0.480%), 2.62%, 6/01/20 (a)	953
2,670,000	Japan Bank for International Cooperation, (3 mo.
	LIBOR USD + 0.570%), 2.70%, 2/24/20 (a)	2,675
3,000,000	Kommunalbanken AS 144A, (3 mo. LIBOR USD
	+ 0.040%), 2.04%, 4/15/21 (a)(b)	2,999
371,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	403

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,360,000	Svensk Exportkredit AB, (3 mo. LIBOR USD
	+ 0.050%), 2.17%, 12/14/20 (a)	$4,361
1,470,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	1,485
Total Foreign Government (Cost - $32,891)		33,017
Mortgage Backed (12%)
2,692,200	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 0.980%), 2.87%, 11/14/35 (a)(b)	2,701
3,020,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 0.920%),
	2.92%, 10/15/36 (a)(b)	3,026
3,572,809	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 0.870%), 2.75%, 6/15/35 (a)(b)	3,578
4,210,000	CHC Commercial Mortgage Trust 2019 - CHC
	144A, (1 mo. LIBOR USD + 2.050%),
	3.96%, 6/15/34 (a)(b)	4,230
1,161,939	COMM 2014-CCRE15 Mortgage Trust,
	2.93%, 2/10/47	1,162
2,920,000	COMM 2019-WCM Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.900%),
	2.90%, 10/15/36 (a)(b)	2,924
2,907,601	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 0.850%),
	2.67%, 7/25/31 (a)(b)	2,910
2,328,071	Connecticut Avenue Securities Trust 2019-R02
	144A, (1 mo. LIBOR USD + 0.850%),
	2.67%, 8/25/31 (a)(b)	2,330
1,207,465	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 0.750%),
	2.57%, 9/25/31 (a)(b)	1,208
3,550,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 1.230%), 3.14%, 5/15/36 (a)(b)	3,560
766,945	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.650%), 2.47%, 5/25/30 (a)	767
1,507,512	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%),
	2.77%, 10/25/29 (a)	1,510
421,850	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%), 3.12%, 7/25/29 (a)	423
2,100,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 0.750%), 2.57%, 9/25/49 (a)(b)	2,102
3,578,852	Freddie Mac STACR Trust 2019-DNA1 144A, (1
	mo. LIBOR USD + 0.900%),
	2.72%, 1/25/49 (a)(b)	3,582
425,143	Freddie Mac STACR Trust 2019-DNA2 144A, (1
	mo. LIBOR USD + 0.800%),
	2.62%, 3/25/49 (a)(b)	425
1,870,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1
	mo. LIBOR USD + 1.950%),
	3.83%, 10/25/49 (a)(b)	1,875

Principal or Shares	Security Description	Value (000)

4,230,000	Freddie Mac STACR Trust 2019-FTR2 144A, (1
	mo. LIBOR USD + 0.950%),
	2.77%, 11/25/48 (a)(b)	$4,235
2,008,524	Freddie Mac Stacr Trust 2019-HQA1 144A, (1
	mo. LIBOR USD + 0.900%),
	2.72%, 2/25/49 (a)(b)	2,010
6,500,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 1.400%),
	3.22%, 2/25/49 (a)(b)	6,505
3,965,004	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 0.450%),
	2.27%, 7/25/30 (a)	3,962
2,078,204	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 0.750%),
	2.57%, 3/25/30 (a)	2,080
1,407,577	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.16%, 8/25/48 (b)(h)	1,418
21,819	Gosforth Funding 2016-1 PLC 144A, (3 mo.
	LIBOR GBP + 0.600%), 1.37%, 2/15/58
	GBP (a)(b)(c)	28
1,167,648	Gosforth Funding 2017-1 PLC 144A, (3 mo.
	LIBOR USD + 0.470%), 2.63%, 12/19/59 (a)(b)	1,169
269,231	HarborView Mortgage Loan Trust 2004-10,
	4.05%, 1/19/35 (h)	277
2,950,000	J.P. Morgan Chase Commercial Mortgage
	Securities Trust 2019-MFP 144A, (1 mo. LIBOR
	USD + 1.160%), 3.07%, 7/15/36 (a)(b)	2,953
1,692,902	JP Morgan Mortgage Trust 2018-8 144A,
	4.00%, 1/25/49 (b)(h)	1,702
379,132	JPMBB Commercial Mortgage Securities Trust
	2014-C23, 3.18%, 9/15/47	379
1,286,400	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%), 2.57%, 12/22/69 (a)(b)	1,288
730,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 1.700%), 3.50%, 10/15/49 (a)(b)	739
2,949,426	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%),
	3.32%, 6/25/57 (a)(b)	3,006
4,680,000	Permanent Master Issuer PLC 144A, (3 mo.
	LIBOR USD + 0.380%), 2.37%, 7/15/58 (a)(b)	4,690
1,700,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.420%), 3.31%, 4/14/36 (a)(b)	1,706
1,775,499	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%), 1.56%, 8/20/56 GBP (a)(b)(c)	2,298
4,816,124	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 0.750%), 2.57%, 9/25/48 (a)(b)	4,820
2,700,344	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43 (a)(b)	2,711
906,963	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 0.850%), 2.67%, 2/25/47 (a)(b)	907
6,720,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 1.250%), 3.07%, 2/25/47 (a)(b)	6,734
3,700,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 4.22%, 2/25/47 (a)(b)	3,785
125,625	Structured Adjustable Rate Mortgage Loan Trust,
	4.44%, 9/25/34 (h)	131

Annual Report   13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,743	Structured Asset Mortgage Investments Trust
	2003-CL1, 2.76%, 7/25/32 (h)	$1
62,773	Wells Fargo Commercial Mortgage Trust
	2014-LC16, 2.82%, 8/15/50	63
Total Mortgage Backed (Cost - $97,707)		97,910
Municipal (0%)
1,375,000	State of California, 2.57%, 4/01/47 (h)	1,381
Total Municipal (Cost - $1,381)		1,381
NCUA Guaranteed (0%)
179,279	NCUA Guaranteed Notes Trust 2010-R1, 1A, (1
	mo. LIBOR USD + 0.450%),
	2.44%, 10/07/20 (a)	179
973,901	NCUA Guaranteed Notes Trust 2010-R3, (1 mo.
	LIBOR USD + 0.560%), 2.55%, 12/08/20 (a)	975
145,583	NCUA Guaranteed Notes Trust 2011-R1, (1 mo.
	LIBOR USD + 0.450%), 2.44%, 1/08/20 (a)	146
14,405	NCUA Guaranteed Notes Trust 2011-R2, (1 mo.
	LIBOR USD + 0.400%), 2.39%, 2/06/20 (a)	14
Total NCUA Guaranteed (Cost - $1,314)		1,314
U.S. Treasury (14%)
5,000,000	U.S. Treasury Bill, 1.63%, 9/10/20 (e)	4,935
20,000,000	U.S. Treasury Bill, 1.94%, 7/16/20 (e)	19,782
14,500,000	U.S. Treasury Bill, 1.96%, 6/18/20 (e)	14,359
10,000,000	U.S. Treasury Bill, 2.30%, 4/23/20 (e)	9,927
20,000,000	U.S. Treasury Note, 1.38%, 2/29/20	19,983
10,000,000	U.S. Treasury Note, 1.75%, 7/31/21	10,032
10,000,000	U.S. Treasury Note, 2.13%, 5/31/21 (i)	10,085
10,000,000	U.S. Treasury Note, 2.63%, 8/31/20	10,084
10,000,000	U.S. Treasury Note, 2.75%, 9/30/20	10,103
Total U.S. Treasury (Cost - $108,820)		109,290
Investment Company (1%)
5,223,343	Payden Cash Reserves Money Market Fund *
	(Cost - $5,223)	5,223
Total Investments (Cost - $784,316) (100%)		786,551
Liabilities in excess of Other Assets (0%)		(2,906)
Net Assets (100%)		$783,645

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $48 and the total market value of the collateral held by the Fund is $49. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Depreciation (000s)
Liabilities:
USD 4,710	EUR 4,273	Citibank, N.A.	12/09/2019	$(69)
USD 2,204	GBP 1,800	HSBC Bank USA, N.A.	12/09/2019	(130)
USD 36,939	CAD 49,047	Royal Bank of Canada	12/09/2019	(305)

Net Unrealized Depreciation				$(504)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$48
Non-cash Collateral[2]	(48)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

14   Payden Mutual Funds

              Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	40%
U.S. Treasury	31%
Asset Backed	18%
Mortgage Backed	9%
Foreign Government	1%
U.S. Government Agency	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (18%)
6,849,021	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD
	+ 0.840%), 2.78%, 7/25/27 (a)(b)	$6,831
1,896,387	Ally Auto Receivables Trust 2017-4,
	1.75%, 12/15/21	1,895
7,910,000	Ally Auto Receivables Trust 2019-1,
	2.91%, 9/15/23	8,027
3,565,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%), 3.50%, 7/15/27 (a)(b)	3,558
572,197	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	574
9,605,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 0.930%), 2.93%, 7/18/27 (a)(b)	9,603
4,370,000	Ascentium Equipment Receivables 2018-2 Trust
	144A, 3.51%, 4/10/24 (b)	4,488
2,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%), 2.77%, 1/20/28 (a)(b)	1,991
9,130,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%), 3.20%, 1/20/29 (a)(b)	9,125
1,790,000	BMW Vehicle Lease Trust 2018-1,
	3.26%, 7/20/21	1,811
1,830,000	BMW Vehicle Lease Trust 2018-1,
	3.36%, 3/21/22	1,863
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 3.21%, 9/15/35 (a)(b)	5,028
377,407	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	377
795,682	Capital Auto Receivables Asset Trust 2017-1
	144A, 2.02%, 8/20/21 (b)	796
5,670,000	Capital One Multi-Asset Execution Trust,
	2.84%, 12/15/24	5,799
5,150,000	Carmax Auto Owner Trust 2018-4,
	3.36%, 9/15/23	5,270
8,500,000	Carmax Auto Owner Trust 2019-1,
	3.05%, 3/15/24	8,658

Principal or Shares	Security Description	Value (000)

8,470,000	Carmax Auto Owner Trust 2019-3,
	2.18%, 8/15/24	$8,535
5,970,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.250%), 3.28%, 8/20/35 (a)(b)	5,995
6,180,000	CNH Equipment Trust 2019-A, 3.01%, 4/15/24	6,316
3,740,000	Dell Equipment Finance Trust 2018-2 144A,
	3.37%, 10/22/23 (b)	3,801
2,520,000	Drive Auto Receivables Trust, 3.36%, 10/17/22	2,526
4,250,000	Enterprise Fleet Financing 2019-2 LLC 144A,
	2.29%, 2/20/25 (b)	4,279
1,330,930	Enterprise Fleet Financing LLC 144A,
	2.13%, 5/22/23 (b)	1,331
9,790,000	Ford Credit Auto Owner Trust 2019-A,
	2.78%, 9/15/23	9,948
2,370,000	GM Financial Automobile Leasing Trust 2018-2,
	3.06%, 6/21/21	2,381
6,890,000	GM Financial Consumer Automobile Receivables
	Trust 2018-4, 3.21%, 10/16/23	7,025
6,700,000	Great American Auto Leasing Inc. 2019-1 144A,
	3.05%, 9/15/22 (b)	6,816
7,810,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 1.180%),
	3.44%, 9/15/37 (a)(b)	7,847
1,810,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,823
5,050,000	Hyundai Auto Receivables Trust 2019-A,
	2.66%, 6/15/23	5,122
3,998,529	Invitation Homes 2018-SFR1 Trust 144A, (1
	mo. LIBOR USD + 0.700%),
	2.59%, 3/17/37 (a)(b)	3,970
7,235,000	John Deere Owner Trust 2019-A,
	2.91%, 7/17/23	7,368
4,550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36 (a)(b)	4,569
278,486	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	291

Annual Report   15

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

4,675,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 3.01%, 10/20/27 (a)(b)	$4,676
1,366,219	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (b)	1,371
8,655,000	Nissan Auto Receivables 2019-A Owner Trust, 2.90%, 10/16/23	8,821
1,600,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.080%), 3.02%, 7/30/27 (a)(b)	1,598
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,204
1,970,000	Prestige Auto Receivables Trust 2018-1 144A, 3.29%, 9/15/22 (b)	1,986
557,938	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	558
3,860,000	Santander Drive Auto Receivables Trust 2018-5, 3.19%, 3/15/22	3,868
4,730,000	Santander Retail Auto Lease Trust 2019-B 144A, 2.30%, 1/20/23 (b)	4,765
11,320,000	Securitized Term Auto Receivables Trust 2019-1 144A, 2.99%, 2/27/23 (b)	11,486
5,880,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 2.99%, 7/15/38 (a)(b)	5,893
2,401,850	Taco Bell Funding LLC 144A,
	4.32%, 11/25/48 (b)	2,472
8,880,000	Toyota Auto Receivables 2019-A Owner Trust, 2.91%, 7/17/23	9,031
7,960,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.450%), 3.45%, 9/15/34 (a)(b)	7,995
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 3.15%, 10/20/28 (a)(b)	7,500
9,960,000	Verizon Owner Trust 2019-A, 2.93%, 9/20/23	10,153
6,920,000	Verizon Owner Trust 2019-C, 1.94%, 4/22/24	6,926
3,370,000	Volkswagen Auto Lease Trust 2019-A,
	1.99%, 11/21/22	3,375
3,710,000	Volkswagen Auto Loan Enhanced Trust 2018-1, 3.02%, 11/21/22	3,764
7,130,000	Volvo Financial Equipment LLC Series 2019-1 144A, 3.00%, 3/15/23 (b)	7,279
538,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	538
735,481	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	736
2,328,300	Wingstop Funding 2018-1 LLC 144A,
	4.97%, 12/05/48 (b)	2,430

Total Asset Backed (Cost - $276,141)		279,062

Corporate Bond (40%)
Financial (22%)
1,955,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	2,011
1,460,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	1,468
2,400,000	Air Lease Corp., 2.25%, 1/15/23	2,391
1,200,000	Air Lease Corp., 2.75%, 1/15/23	1,212
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,979
5,816,000	American Express Co., 2.75%, 5/20/22	5,927
4,010,000	American Honda Finance Corp., 2.05%, 1/10/23	4,020
3,080,000	ANZ New Zealand Int’l Ltd. 144A,
	2.88%, 1/25/22 (b)	3,134
2,625,000	Ares Capital Corp., 3.63%, 1/19/22	2,670

Principal or Shares	Security Description	Value (000)

377,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%),
	3.36%, 3/26/21 (a)	$377
2,265,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	2,273
2,475,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	2,479
3,450,000	Banco Santander Chile 144A,
	2.50%, 12/15/20 (b)	3,454
795,000	Bank of America Corp., 2.15%, 11/09/20	795
2,760,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%), 2.33%, 10/01/21 (a)	2,767
4,500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.650%), 2.76%, 6/25/22 (a)	4,523
2,500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%), 3.50%, 5/17/22 (a)	2,553
5,445,000	Bank of Montreal, 2.90%, 3/26/22	5,558
2,800,000	Bank of New York Mellon Corp.,
	1.95%, 8/23/22	2,808
6,091,000	Bank of Nova Scotia, 2.00%, 11/15/22	6,082
3,115,000	Bank of Nova Scotia, 2.38%, 1/18/23 (c)	3,146
1,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	1,002
2,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.70%, 7/20/22 (b)	2,034
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,525
5,220,000	BB&T Corp., 2.20%, 3/16/23	5,247
7,000,000	BBVA USA, 2.88%, 6/29/22	7,118
5,570,000	BMW Finance NV 144A, 2.25%, 8/12/22 (b)	5,594
4,250,000	BNZ International Funding Ltd. 144A,
	3.38%, 3/01/23 (b)	4,402
3,825,000	Capital One NA, 2.15%, 9/06/22	3,825
2,030,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	2,050
3,300,000	CIT Group Inc., 5.00%, 8/15/22	3,516
7,200,000	Citibank NA, (3 mo. LIBOR USD + 0.530%),
	3.17%, 2/19/22 (a)	7,309
3,000,000	Citigroup Inc., 2.35%, 8/02/21	3,019
4,235,000	Citigroup Inc., 2.45%, 1/10/20	4,237
1,020,000	Citizens Bank NA, 2.20%, 5/26/20	1,021
1,510,000	Citizens Bank NA, 2.25%, 3/02/20	1,511
2,100,000	Citizens Bank NA, 3.25%, 2/14/22	2,155
2,005,000	Comerica Bank, 2.50%, 7/23/24	2,036
4,750,000	Credit Suisse Group AG 144A,
	3.57%, 1/09/23 (b)	4,873
5,380,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	5,398
2,840,000	DBS Group Holdings Ltd. 144A,
	2.85%, 4/16/22 (b)	2,886
4,775,000	Deutsche Bank AG, 3.15%, 1/22/21	4,796
4,660,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	4,671
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,526
4,505,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	4,525
2,790,000	FS KKR Capital Corp., 4.25%, 1/15/20	2,795
4,500,000	FS KKR Capital Corp., 4.75%, 5/15/22	4,671
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	3,984
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,493

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,835,000	Huntington National Bank, 2.38%, 3/10/20	$1,837
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	1,355
3,710,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	3,823
3,100,000	International Lease Finance Corp.,
	4.63%, 4/15/21	3,207
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	3,285
5,150,000	Jackson National Life Global Funding 144A,
	3.30%, 2/01/22 (b)	5,296
3,825,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%), 2.82%, 6/01/21 (a)	3,836
3,615,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.695%), 3.21%, 4/01/23 (a)	3,704
4,350,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%), 3.51%, 6/18/22 (a)	4,449
2,215,000	KeyBank NA, 3.30%, 2/01/22	2,282
3,870,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	3,864
5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 3.16%, 11/28/23 (a)(b)	5,032
2,940,000	Metropolitan Life Global Funding I 144A,
	2.40%, 1/08/21 (b)	2,959
7,085,000	Mitsubishi UFJ Financial Group Inc.,
	2.62%, 7/18/22	7,175
7,232,000	Mitsubishi UFJ Financial Group Inc.,
	3.22%, 3/07/22	7,417
2,595,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.840%), 2.72%, 7/16/23 (a)	2,624
4,800,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	4,884
3,435,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	3,485
1,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%),
	3.08%, 1/27/20 (a)	1,002
1,186,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%),
	3.15%, 1/20/22 (a)	1,198
2,855,000	National Bank of Canada 144A,
	2.15%, 10/07/22 (b)	2,861
4,455,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	4,619
8,060,000	Nederlandse Waterschapsbank NV 144A,
	1.50%, 8/27/21 (b)	8,033
1,500,000	Park Aerospace Holdings Ltd. 144A,
	5.25%, 8/15/22 (b)	1,601
3,225,000	PayPal Holdings Inc., 2.20%, 9/26/22	3,244
1,700,000	PNC Bank NA, 2.45%, 11/05/20	1,710
2,150,000	Reliance Standard Life Global Funding II 144A,
	2.38%, 5/04/20 (b)	2,154
2,600,000	Reliance Standard Life Global Funding II 144A,
	2.63%, 7/22/22 (b)	2,630
5,420,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%), 3.63%, 5/15/23 (a)	5,466
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,108
1,595,000	Santander Holdings USA Inc., 4.45%, 12/03/21	1,663
4,300,000	Santander UK PLC, 2.38%, 3/16/20	4,306
1,136,000	SLM Corp., 5.13%, 4/05/22	1,176
1,045,000	Starwood Property Trust Inc., 3.63%, 2/01/21	1,055
1,455,000	Sterling Bancorp, 3.50%, 6/08/20	1,461
7,000,000	Sumitomo Mitsui Financial Group Inc.,
	2.44%, 10/19/21	7,065

Principal or Shares	Security Description	Value (000)

2,870,000	Suncorp-Metway Ltd. 144A,
	2.35%, 4/27/20 (b)(c)	$2,874
2,245,000	Suncorp-Metway Ltd. 144A,
	2.38%, 11/09/20 (b)	2,256
5,145,000	SunTrust Bank, (3 mo. LIBOR USD + 0.298%),
	2.59%, 1/29/21 (a)	5,150
7,365,000	SunTrust Bank, 2.80%, 5/17/22	7,508
887,000	Synchrony Bank, 3.00%, 6/15/22	900
2,200,000	Synchrony Financial, 2.85%, 7/25/22	2,226
750,000	Synchrony Financial, (3 mo. LIBOR USD
	+ 1.230%), 3.13%, 2/03/20 (a)	751
1,285,000	Synchrony Financial, 3.75%, 8/15/21	1,317
2,070,000	UBS AG 144A, 2.45%, 12/01/20 (b)	2,080
2,500,000	UBS Group AG 144A, 2.65%, 2/01/22 (b)	2,531
1,000,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	1,077
4,000,000	Ventas Realty LP, 2.65%, 1/15/25	4,055
5,135,000	Wells Fargo & Co., 2.10%, 7/26/21	5,146
7,625,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.650%), 2.08%, 9/09/22 (a)	7,633
5,155,000	Wells Fargo Bank NA, 3.63%, 10/22/21	5,314
2,905,000	Zions Bancorp NA, 3.35%, 3/04/22	2,978

		343,508

Industrial (10%)
3,755,000	Alimentation Couche-Tard Inc. 144A,
	2.35%, 12/13/19 (b)	3,757
1,600,000	Alimentation Couche-Tard Inc. 144A,
	2.70%, 7/26/22 (b)	1,619
2,495,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	2,550
3,500,000	Anthem Inc., 3.70%, 8/15/21	3,588
3,500,000	AT&T Inc., 3.00%, 2/15/22	3,581
2,420,000	Aviation Capital Group LLC 144A,
	3.88%, 5/01/23 (b)	2,505
2,000,000	Aviation Capital Group LLC 144A,
	4.38%, 1/30/24 (b)	2,107
1,680,000	Avolon Holdings Funding Ltd. 144A,
	3.63%, 5/01/22 (b)	1,717
4,250,000	Bayer U.S. Finance II LLC 144A,
	3.50%, 6/25/21 (b)	4,336
3,495,000	Bristol-Myers Squibb Co. 144A,
	2.55%, 5/14/21 (b)	3,535
4,125,000	Bristol-Myers Squibb Co. 144A,
	2.60%, 5/16/22 (b)	4,211
4,510,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.20%, 1/15/21	4,511
3,690,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	3,691
2,265,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (b)	2,292
705,000	Centene Corp., 4.75%, 5/15/22	723
1,825,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	2.79%, 9/17/21 (a)	1,825
3,220,000	Cigna Corp., 3.20%, 9/17/20	3,254
2,830,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	2,831
3,995,000	Comcast Corp., 3.30%, 10/01/20	4,049

Annual Report   17

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,962,000	Comcast Corp., 3.45%, 10/01/21	$2,023
860,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.750%), 2.70%, 10/22/20 (a)	860
1,265,000	Conagra Brands Inc., 3.80%, 10/22/21	1,306
635,000	Daimler Finance North America LLC 144A,
	2.20%, 5/05/20 (b)	636
3,450,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	3,564
264,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	268
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	3,010
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,759
875,000	Elanco Animal Health Inc., 3.91%, 8/27/21	899
2,800,000	Express Scripts Holding Co., 2.60%, 11/30/20	2,819
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,636
1,100,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%), 3.37%, 3/28/22 (a)	1,087
1,270,000	Fox Corp. 144A, 3.67%, 1/25/22 (b)	1,315
1,815,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	1,818
4,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%), 2.92%, 4/13/20 (a)	4,009
3,285,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%), 3.41%, 6/30/22 (a)	3,299
3,800,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%), 3.54%, 1/14/22 (a)	3,837
1,635,000	Hewlett Packard Enterprise Co.,
	3.50%, 10/05/21	1,679
2,430,000	Indonesia Asahan Aluminium Persero PT 144A,
	5.23%, 11/15/21 (b)	2,548
4,345,000	International Business Machines Corp.,
	2.80%, 5/13/21	4,410
1,600,000	Las Vegas Sands Corp., 3.20%, 8/08/24	1,639
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,393
2,860,000	Marriott International Inc., 2.13%, 10/03/22	2,864
3,608,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 9/28/20 (b)	3,607
985,000	Packaging Corp. of America, 2.45%, 12/15/20	989
3,155,000	Pelabuhan Indonesia III Persero PT 144A,
	4.50%, 5/02/23 (b)	3,336
2,900,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.20%, 7/15/20 (b)	2,919
1,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.65%, 7/29/21 (b)	1,486
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,073
1,657,000	Ryder System Inc., 2.88%, 6/01/22	1,687
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,591
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,057
1,595,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	1,626
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,409
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,085
1,130,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%), 2.92%, 6/15/21 (a)	1,127

Principal or Shares	Security Description	Value (000)

2,330,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	$2,350
930,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	885
1,100,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.00%, 4/15/24	1,037
1,300,000	United Technologies Corp., 3.35%, 8/16/21	1,334
1,885,000	Volkswagen Group of America Finance LLC
	144A, 2.50%, 9/24/21 (b)	1,899
1,560,000	Volkswagen Group of America Finance LLC
	144A, 2.70%, 9/26/22 (b)	1,576
2,750,000	Volkswagen Group of America Finance LLC
	144A, 3.88%, 11/13/20 (b)	2,800
2,000,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.600%), 2.72%, 6/15/20 (a)	2,002
4,060,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	4,068

		148,303

Utility (8%)
3,030,000	AES Corp., 4.00%, 3/15/21	3,087
4,501,000	American Electric Power Co. Inc.,
	2.15%, 11/13/20	4,511
5,001,000	Antero Resources Corp., 5.13%, 12/01/22	3,769
3,025,000	CenterPoint Energy Inc., 2.50%, 9/01/22	3,053
2,135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	2,198
1,030,000	Diamondback Energy Inc., 4.75%, 11/01/24	1,067
6,285,000	Dominion Energy Inc. 144A, 2.45%, 1/15/23 (b)	6,335
911,000	Dominion Energy Inc., 2.58%, 7/01/20	914
2,135,000	Dominion Energy Inc., 2.72%, 8/15/21	2,156
4,795,000	DTE Energy Co., 2.25%, 11/01/22	4,828
1,595,000	DTE Energy Co., 2.60%, 6/15/22	1,613
7,700,000	Enel Finance International NV 144A,
	2.88%, 5/25/22 (b)	7,802
2,073,000	Energy Transfer Operating LP, 4.25%, 3/15/23	2,175
770,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.88%, 3/01/22	824
1,180,000	EQT Corp., 2.50%, 10/01/20	1,179
2,705,000	Fortis Inc., 2.10%, 10/04/21	2,704
1,198,000	Kinder Morgan Inc., 3.05%, 12/01/19	1,199
2,255,000	Kinder Morgan Inc., (3 mo. LIBOR USD
	+ 1.280%), 3.28%, 1/15/23 (a)	2,283
3,280,000	Midwest Connector Capital Co. LLC 144A,
	3.63%, 4/01/22 (b)	3,373
4,965,000	NextEra Energy Capital Holdings Inc.,
	2.40%, 9/01/21	5,005
4,500,000	NextEra Energy Capital Holdings Inc.,
	2.90%, 4/01/22	4,595
2,930,000	NextEra Energy Capital Holdings Inc.,
	3.34%, 9/01/20	2,961
1,815,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (b)	1,871
2,520,000	Occidental Petroleum Corp., 2.60%, 8/13/21	2,537
2,840,000	Occidental Petroleum Corp., 2.70%, 8/15/22	2,871
6,105,000	ONEOK Inc., 4.25%, 2/01/22	6,347
2,035,000	Phillips 66 144A, (3 mo. LIBOR USD
	+ 0.750%), 2.75%, 4/15/20 (a)(b)	2,036

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,685,000	PNM Resources Inc., 3.25%, 3/09/21	$4,751
1,303,000	QEP Resources Inc., 6.88%, 3/01/21	1,311
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,501
1,000,000	Sempra Energy, 2.40%, 2/01/20	1,001
4,940,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (b)	4,941
1,535,714	Southern California Edison Co., 1.85%, 2/01/22	1,510
3,114,000	Southern Co., 2.35%, 7/01/21	3,133
810,000	Sunoco LP/Sunoco Finance Corp.,
	4.88%, 1/15/23	833
1,346,000	TransCanada PipeLines Ltd., 2.13%, 11/15/19	1,346
2,685,000	WEC Energy Group Inc., 3.10%, 3/08/22	2,753
1,665,000	WEC Energy Group Inc., 3.38%, 6/15/21	1,703
4,275,000	Williams Companies Inc., 5.25%, 3/15/20	4,323
		115,399
Total Corporate Bond (Cost - $601,620)		607,210
Foreign Government (1%)
1,960,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	1,983
2,120,000	Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)	2,168
3,130,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	3,322
4,030,000	Republic of Italy Government International
	Bond, 2.38%, 10/17/24	3,998
646,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	702
2,310,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	2,334
Total Foreign Government (Cost - $14,384)		14,507
Mortgage Backed (9%)
3,274,775	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%), 3.29%, 11/14/35 (a)(b)	3,281
77,105,062	BANK 2018-BNK14, 0.52%, 9/15/60 (d)	2,755
130,222,941	BENCHMARK 2018-B6 Mortgage Trust,
	0.44%, 10/10/51 (d)	3,756
3,000,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 0.920%),
	2.92%, 10/15/36 (a)(b)	3,006
3,020,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 1.080%),
	3.08%, 10/15/36 (a)(b)	3,030
22,540,706	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52 (d)	1,911
6,770,000	CHC Commercial Mortgage Trust 2019 - CHC
	144A, (1 mo. LIBOR USD + 2.050%),
	3.96%, 6/15/34 (a)(b)	6,802
45,043,566	Citigroup Commercial Mortgage Trust 2018-C6,
	0.79%, 11/10/51 (d)	2,714
5,740,000	COMM 2019-WCM Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.900%),
	2.90%, 10/15/36 (a)(b)	5,747

Principal or Shares	Security Description	Value (000)

4,000,000	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 2.100%),
	3.92%, 10/25/39 (a)(b)	$3,995
2,860,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 1.230%), 3.14%, 5/15/36 (a)(b)	2,868
2,560,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%), 4.02%, 8/25/30 (a)	2,582
6,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.250%), 4.07%, 7/25/30 (a)	6,115
3,281,693	Flagstar Mortgage Trust 2018-4 144A,
	4.00%, 7/25/48 (b)(d)	3,297
11,262,281	FN BE3641 15yr, 3.00%, 5/01/32	11,566
7,476,466	FN MA3798 15yr, 3.00%, 10/01/34	7,662
4,680,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(b)	4,678
3,690,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1
	mo. LIBOR USD + 1.950%),
	3.83%, 10/25/49 (a)(b)	3,701
10,560,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 1.400%),
	3.22%, 2/25/49 (a)(b)	10,568
1,525,595	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.900%),
	4.72%, 7/25/28 (a)	1,535
1,450,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	6.42%, 12/25/42 (a)	1,564
1,120,177	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%),
	13.07%, 10/25/29 (a)	1,400
207,663	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%), 2.68%, 8/25/29 (a)	202
5,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Trust 2019-MFP 144A, (1 mo. LIBOR
	USD + 1.160%), 3.07%, 7/15/36 (a)(b)	5,006
2,343,152	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(d)	2,375
4,917,866	JP Morgan Mortgage Trust 2017-5 144A,
	3.00%, 10/26/48 (b)(d)	4,945
3,100,800	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%), 2.57%, 12/22/69 (a)(b)	3,099
223,685	MLCC Mortgage Investors Trust 2004-1,
	4.08%, 12/25/34 (d)	229
412,931	MLCC Mortgage Investors Trust 2006-1,
	4.20%, 2/25/36 (d)	421
74,900	Morgan Stanley Mortgage Loan Trust 2004-5AR,
	4.24%, 7/25/34 (d)	78
1,470,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 1.700%), 3.50%, 10/15/49 (a)(b)	1,488
2,079,440	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(d)	2,198
4,704,676	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(d)	4,946

Annual Report   19

          Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

4,683,209	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(d)	$4,952
1,611,913	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	1,306
5,704,476	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43 (a)(b)	5,728
2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%), 5.57%, 4/25/43 (a)(b)	2,866
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 12.32%, 2/25/47 (a)(b)	723
Total Mortgage Backed (Cost - $134,072)		135,095
U.S. Government Agency (1%)
8,260,000	FNMA, 1.38%, 9/06/22
	(Cost - $8,231)	8,217
U.S. Treasury (31%)
19,000,000	U.S. Treasury Bill, 1.84%, 9/10/20 (e)	18,753
1,000,000	U.S. Treasury Note, 1.38%, 10/15/22	996
66,365,000	U.S. Treasury Note, 1.50%, 8/31/21	66,299
30,000,000	U.S. Treasury Note, 1.50%, 9/30/21	29,975
37,295,000	U.S. Treasury Note, 1.50%, 8/15/22	37,288
59,740,000	U.S. Treasury Note, 1.75%, 7/31/21	59,929
112,021,000	U.S. Treasury Note, 2.13%, 5/31/21	112,971
45,025,000	U.S. Treasury Note, 2.13%, 5/15/22	45,692
5,000,000	U.S. Treasury Note, 2.63%, 5/15/21 (f)(g)	5,079
98,415,000	U.S. Treasury Note, 2.63%, 6/15/21	100,053
Total U.S. Treasury (Cost - $475,287)		477,035
Investment Company (0%)
6,475,496	Payden Cash Reserves Money Market Fund *
	(Cost - $6,475)	6,475
Total Investments (Cost - $1,516,210) (100%)		1,527,601
Liabilities in excess of Other Assets (0%)		(4,564)
Net Assets (100%)		$1,523,037

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $3,206 and the total market value of the collateral held by the Fund is $3,301. Amounts in 000s.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Yield to maturity at time of purchase.
(f)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	1,030	Dec-19	$222,070	$(176)	$(176)

Total Futures					$(176)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	$17,216	$(94)	$—	$(94)
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	17,216	(92)	—	(92)
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	15,118	(75)	—	(75)

			$ (261)	$—	$ (261)

20   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,206
Non-cash Collateral[2]	(3,206)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   21

                  Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	85%
U.S. Treasury	7%
U.S. Government Guaranteed	5%
Asset Backed	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
998,295	Fannie Mae Grantor Trust 2017-T1,
	2.90%, 6/25/27
	(Cost - $1,019)	$1,043
FDIC Guaranteed (4%)
755,231	FDIC Guaranteed Notes Trust 2010-S1 144A,
	3.25%, 4/25/38 (a)	766
317,680	FDIC Guaranteed Notes Trust 2010-S2 144A, (1
	mo. LIBOR USD + 0.700%),
	2.49%, 12/29/45 (a)(b)	318
117,941	FDIC Guaranteed Notes Trust 2010-S3 144A,
	2.74%, 12/03/20 (a)	118
498,819	FDIC Guaranteed Notes Trust 2010-S4 144A, (1
	mo. LIBOR USD + 0.720%),
	2.72%, 12/04/20 (a)(b)	499
Total FDIC Guaranteed (Cost - $1,693)		1,701
Mortgage Backed (90%)
219,511	FH 1Q1363 ARM, (12 mo. LIBOR USD
	+ 1.769%), 4.55%, 2/01/36 (b)	231
132,763	FH 2B0709 ARM, (12 mo. LIBOR USD
	+ 1.750%), 4.39%, 8/01/42 (b)	139
148,592	FH 2B0972 ARM, (12 mo. LIBOR USD
	+ 1.770%), 4.52%, 11/01/42 (b)	154
158,389	FH 2B1333 ARM, (12 mo. LIBOR USD
	+ 1.650%), 4.55%, 4/01/43 (b)	164
1,009,759	FH 2B4763 ARM, (12 mo. LIBOR USD
	+ 1.620%), 2.58%, 10/01/45 (b)	1,024
200,413	FH 849486 ARM, (12 mo. LIBOR USD
	+ 1.860%), 4.74%, 8/01/41 (b)	211
1,093,280	FH 849506 ARM, (12 mo. LIBOR USD
	+ 1.609%), 2.91%, 11/01/44 (b)	1,114
1,000,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 2.62%, 1/25/23	1,022
550,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.06%, 8/25/24 (c)	573

Principal or Shares	Security Description	Value (000)

1,000,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.32%, 2/25/23	$1,043
442,506	FN 890434 15YR, 3.00%, 7/01/27	456
395,556	FN AE0193 ARM, (12 mo. LIBOR USD
	+ 1.711%), 4.60%, 7/01/40 (b)	415
891,126	FN AH3394 30YR, 4.00%, 1/01/41	954
252,614	FN AI4019 ARM, (12 mo. LIBOR USD
	+ 1.750%), 4.52%, 7/01/41 (b)	264
1,152,366	FN AL2095 15YR, 3.00%, 6/01/27	1,186
928,095	FN AL2221 15YR, 3.00%, 7/01/27	955
223,252	FN AL5596 ARM, (12 mo. LIBOR USD
	+ 1.560%), 4.67%, 2/01/44 (b)	233
366,842	FN AL5790 ARM, (12 mo. LIBOR USD
	+ 1.562%), 3.71%, 10/01/44 (b)	379
445,989	FN AL5967 ARM, (12 mo. LIBOR USD
	+ 1.575%), 3.28%, 11/01/44 (b)	460
1,037,138	FN AL7648 ARM, (12 mo. LIBOR USD
	+ 1.585%), 2.57%, 10/01/45 (b)	1,052
549,988	FN AO7975 15YR, 3.00%, 6/01/27	566
623,208	FN AP4746 15YR, 3.00%, 8/01/27	641
1,217,564	FN AS1745 15YR, 3.00%, 2/01/29	1,256
1,126,393	FN AS4186 15YR, 2.50%, 1/01/30	1,146
511,575	FN AS6443 15YR, 3.00%, 12/01/30	529
953,028	FN AS8013 15YR, 2.50%, 9/01/31	971
157,917	FN AU6974 ARM, (12 mo. LIBOR USD
	+ 1.580%), 4.41%, 11/01/43 (b)	163
338,983	FN AU8673 ARM, (12 mo. LIBOR USD
	+ 1.530%), 4.66%, 2/01/44 (b)	350
1,230,230	FN AZ2886 ARM, (12 mo. LIBOR USD
	+ 1.600%), 2.65%, 9/01/45 (b)	1,250
963,980	FN AZ4380 ARM, (12 mo. LIBOR USD
	+ 1.590%), 2.53%, 8/01/45 (b)	987
1,353,372	FN BD2473 ARM, (12 mo. LIBOR USD
	+ 1.620%), 2.53%, 1/01/47 (b)	1,371
637,460	FN BE7522 15YR, 2.50%, 2/01/32	646
730,965	FN BJ9215 30YR, 4.00%, 6/01/48	764

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

888,348	FN BK4740 30YR, 4.00%, 8/01/48	$924
1,286,646	FN BM3938 15YR, 3.50%, 4/01/33	1,349
1,552,629	FN CA2469 30YR, 4.00%, 10/01/48	1,611
2,500,000	FNCI, 2.50%, 15YR TBA (d)	2,527
176,388	FNR 2002-10-FA, (1 mo. LIBOR USD
	+ 0.750%), 2.57%, 2/25/32 (b)	179
992,763	FR SB8010 15YR, 2.50%, 10/01/34	1,004
737,008	G2 778200, 4.00%, 2/20/32	774
443,804	G2 778203, 4.75%, 2/20/32	476
1,123,827	G2 AD0857, 3.75%, 9/20/33	1,173
378,906	G2 AY5132, 3.25%, 7/20/37	391
761,334	G2 AY5138, 3.25%, 12/20/37	792
855,131	GN 728153, 5.50%, 10/15/29	916
474,099	GN 737791 30YR, 4.50%, 12/15/40	519
6,389,108	GNR 2014-79 ST, 1.48%, 7/20/29 (c)	145
Total Mortgage Backed (Cost - $35,593)		35,449
NCUA Guaranteed (1%)
343,396	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20
	(Cost - $343)	345

Principal or Shares	Security Description	Value (000)

U.S. Treasury (7%)
2,900,000	U.S. Treasury Bill, 1.68%, 12/10/19 (e)
	(Cost - $ 2,895)	$2,895
Investment Company (1%)
203,634	Payden Cash Reserves Money Market Fund *
	(Cost - $ 204)	204
Total Investments (Cost - $41,747) (106%)		41,637
Liabilities in excess of Other Assets (-6%)		(2,336)

Net Assets (100%)		$39,301

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	Security was purchased on a delayed delivery basis.
(e)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
U.S. Treasury 10-Year Note Future	10	Dec-19	$1,303	$(6)	$(6)

Total Futures					$(6)

See notes to financial statements.

Annual Report   23

            Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed Investment Company	99% 1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (0%)
476,520	FDIC Guaranteed Notes Trust 2010-S2 144A, (1 mo. LIBOR USD + 0.700%), 2.49%, 12/29/45 (a)(b)
	(Cost - $477)	$477
Mortgage Backed (137%)
858,896	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 2.58%, 10/01/45 (a)	871
1,817,905	FN BM2007 30YR, 4.00%, 9/01/48	1,893
132,142	FNR 2007-110 FA, (1 mo. LIBOR USD + 0.620%), 2.44%, 12/25/37 (a)	133
410,544	G2 3711 30YR, 5.50%, 5/20/35	461
542,168	G2 3747 30YR, 5.00%, 8/20/35	602
325,904	G2 3772 30YR, 5.00%, 10/20/35	362
604,765	G2 3785 30YR, 5.00%, 11/20/35	671
755,000	G2 4802 30YR, 5.00%, 9/20/40	836
2,701,666	G2 4853 30YR, 4.00%, 11/20/40	2,879
417,763	G2 4978 30YR, 4.50%, 3/20/41	452
772,146	G2 5055 30YR, 4.50%, 5/20/41	835
968,571	G2 5083 30YR, 5.00%, 6/20/41	1,071
1,377,550	G2 5115 30YR, 4.50%, 7/20/41	1,491
455,262	G2 5140 30YR, 4.50%, 8/20/41	493
2,690,067	G2 5258 30YR, 3.50%, 12/20/41	2,852
621,314	G2 770239 30YR, 4.00%, 2/20/42	661
212,975	G2 80013 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 11/20/26 (a)	215
449,985	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/27 (a)	465
485,695	G2 80044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/27 (a)	502

Principal or Shares	Security Description	Value (000)

611,740	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/27 (a)	$632
493,840	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/27 (a)	511
40,291	G2 8006 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/22 (a)	41
1,104,585	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/27 (a)	1,143
2,100,343	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/28 (a)	2,173
550,838	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/28 (a)	570
915,829	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/28 (a)	948
1,257,225	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/28 (a)	1,304
64,140	G2 80311 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/29 (a)	67
1,202,054	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/29 (a)	1,248

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

176,957	G2 8041 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/22 (a)	$178
64,592	G2 80424 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/30 (a)	66
170,704	G2 80428 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/30 (a)	177
376,689	G2 80541 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/31 (a)	392
273,852	G2 80569 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/32 (a)	285
63,767	G2 80579 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/32 (a)	66
907,779	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/32 (a)	945
1,941,476	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 12/20/33 (a)	2,022
810,450	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	845
1,197,047	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	1,248
197,519	G2 80837 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	206
213,912	G2 81018 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/34 (a)	223
8,445	G2 81044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 8/20/34 (a)	8
27,142	G2 8121 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/23 (a)	28
702,636	G2 81214 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/35 (a)	733
278,968	G2 81220 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/35 (a)	288
251,550	G2 81278 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/35 (a)	262
1,130,516	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/35 (a)	1,179

Principal or Shares	Security Description	Value (000)

1,328,057	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/38 (a)	$1,385
950,295	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/38 (a)	993
116,270	G2 82151 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/38 (a)	116
44,581	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 7/20/23 (a)	45
1,757,387	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/40 (a)	1,832
1,044,429	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/40 (a)	1,090
845,965	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/41 (a)	883
276,796	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/42 (a)	281
106,530	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/24 (a)	109
465,749	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 11/20/24 (a)	477
62,994	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/25 (a)	65
14,871	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 10/20/21 (a)	15
236,900	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.75%, 9/20/26 (a)	244
774,842	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.13%, 10/20/26 (a)	799
1,352,655	G2 AY5132, 3.25%, 7/20/37	1,394
1,523,493	G2 AY5138, 3.25%, 12/20/37	1,585
663,463	G2 MA0312, 3.50%, 8/20/42	685
875,419	G2 MA0387, 3.50%, 9/20/42	904
3,037,166	G2 MA0698 30YR, 3.00%, 1/20/43	3,153
3,227,540	G2 MA1012 30YR, 3.50%, 5/20/43	3,420
2,961,807	G2 MA1089 30YR, 3.00%, 6/20/43	3,074
2,754,276	G2 MA1520 30YR, 3.00%, 12/20/43	2,858
3,029,552	G2 MA2304 30YR, 4.00%, 10/20/44	3,226
2,640,783	G2 MA2522 30YR, 4.00%, 1/20/45	2,809
1,672,921	G2 MA3454 30YR, 3.50%, 2/20/46	1,756
3,423,675	G2 MA3597 30YR, 3.50%, 4/20/46	3,594
3,005,263	G2 MA3662 30YR, 3.00%, 5/20/46	3,108
3,385,733	G2 MA3663 30YR, 3.50%, 5/20/46	3,549
3,018,480	G2 MA3735 30YR, 3.00%, 6/20/46	3,121
2,688,085	G2 MA3802 30YR, 3.00%, 7/20/46	2,781

Annual Report   25

            Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

2,747,572	G2 MA3936 30YR, 3.00%, 9/20/46	$2,844
1,463,905	G2 MA4069 30YR, 3.50%, 11/20/46	1,531
389,353	G2 MA4127 30YR, 3.50%, 12/20/46	407
2,439,087	G2 MA4195 30YR, 3.00%, 1/20/47	2,522
1,028,912	G2 MA4197 30YR, 4.00%, 1/20/47	1,080
1,198,669	G2 MA4262 30YR, 3.50%, 2/20/47	1,250
769,495	G2 MA4263 30YR, 4.00%, 2/20/47	806
1,463,129	G2 MA4321 30YR, 3.50%, 3/20/47	1,526
1,730,610	G2 MA4322 30YR, 4.00%, 3/20/47	1,817
1,908,233	G2 MA4719 30YR, 3.50%, 9/20/47	1,988
1,218,339	G2 MA4962 30YR, 3.50%, 1/20/48	1,267
1,369,652	G2 MA5021 30YR, 4.50%, 2/20/48	1,450
9,220,000	G2SF, 3.00%, 30YR TBA (c)	9,492
27,280,000	G2SF, 3.50%, 30YR TBA (c)	28,314
10,340,000	G2SF, 4.00%, 30YR TBA (c)	10,753
2,000,000	G2SF, 4.50%, 30YR TBA (c)	2,094
520,598	GN 366983 30YR, 4.00%, 6/15/41	556
1,221,380	GN 455989, 5.00%, 7/15/26	1,319
174,513	GN 558954, 5.25%, 5/15/29	189
698,534	GN 558956, 4.50%, 6/15/29	750
276,175	GN 605099 30YR, 5.50%, 3/15/34	310
627,875	GN 616826 30YR, 5.50%, 1/15/35	705
1,452,033	GN 710868 30YR, 5.50%, 9/15/39	1,612
516,822	GN 728153, 5.50%, 10/15/29	554
226,975	GN 728159, 5.25%, 11/15/29	245
240,653	GN 781636 30YR, 5.50%, 7/15/33	270
269,885	GN 781810 30YR, 5.50%, 10/15/34	303
205	GNR 2000-22 FG, (1 mo. LIBOR USD + 0.200%), 2.11%, 5/16/30 (a)	—
688,445	GNR 2001-22 FG, (1 mo. LIBOR USD + 0.350%), 2.26%, 5/16/31 (a)	687
355,131	GNR 2001-35 FA, (1 mo. LIBOR USD + 0.250%), 2.16%, 8/16/31 (a)	355
203,187	GNR 2001-59 FA, (1 mo. LIBOR USD + 0.400%), 2.31%, 11/16/24 (a)	204
163,273	GNR 2002-13 FA, (1 mo. LIBOR USD + 0.500%), 2.41%, 2/16/32 (a)	163
282,383	GNR 2002-72 FA, (1 mo. LIBOR USD + 0.400%), 2.25%, 10/20/32 (a)	283
129,896	GNR 2002-72 FB, (1 mo. LIBOR USD + 0.400%), 2.25%, 10/20/32 (a)	130
922,288	GNR 2002-72 FE, (1 mo. LIBOR USD + 0.400%), 2.25%, 10/20/32 (a)	924
86,505	GNR 2002-76 F, (1 mo. LIBOR USD + 0.200%), 2.11%, 1/16/31 (a)	86
55,512	GNR 2002-76 FY, (1 mo. LIBOR USD + 0.300%), 2.21%, 12/16/26 (a)	56
813,065	GNR 2003-71 FC, (1 mo. LIBOR USD + 0.500%), 2.35%, 7/20/33 (a)	818
852,996	GNR 2003-94 FB, (1 mo. LIBOR USD + 0.300%), 2.21%, 12/16/30 (a)	853
1,577,656	GNR 2004-56 F, (1 mo. LIBOR USD + 0.400%), 2.25%, 6/20/33 (a)	1,586
914,695	GNR 2004-59 FH, (1 mo. LIBOR USD + 0.250%), 2.16%, 8/16/34 (a)	913
789,208	GNR 2004-86 FG, (1 mo. LIBOR USD + 0.400%), 2.25%, 7/20/34 (a)	791

Principal or Shares	Security Description	Value (000)

245,703	GNR 2006-47 FA, (1 mo. LIBOR USD + 0.200%), 2.11%, 8/16/36 (a)	$245
1,533,008	GNR 2006-60 FK, (1 mo. LIBOR USD + 0.200%), 2.09%, 11/20/36 (a)	1,527
1,118,094	GNR 2007-54 FC, (1 mo. LIBOR USD + 0.260%), 2.11%, 9/20/37 (a)	1,116
441,045	GNR 2007-76 FB, (1 mo. LIBOR USD + 0.500%), 2.35%, 11/20/37 (a)	444
1,353,597	GNR 2008-11 FB, (1 mo. LIBOR USD + 0.600%), 2.45%, 2/20/38 (a)	1,367
1,182,678	GNR 2008-15 CF, (1 mo. LIBOR USD + 0.510%), 2.36%, 2/20/38 (a)	1,190
327,918	GNR 2008-2 FH, (1 mo. LIBOR USD + 0.450%), 2.30%, 1/20/38 (a)	329
1,535,396	GNR 2008-67 UF, (1 mo. LIBOR USD + 0.450%), 2.30%, 6/20/38 (a)	1,547
527,661	GNR 2009-87 FB, (1 mo. LIBOR USD + 0.650%), 2.50%, 9/20/39 (a)	534
673,563	GNR 2011-153 LF, (1 mo. LIBOR USD + 0.250%), 2.14%, 7/16/41 (a)	670
676,891	GNR 2012-18 AF, (1 mo. LIBOR USD + 0.300%), 2.15%, 2/20/38 (a)	674
1,732,594	GNR 2012-98 FM, (1 mo. LIBOR USD + 0.200%), 2.05%, 12/20/38 (a)	1,733
14,836,247	GNR 2014-79 ST, 1.48%, 7/20/29 (d)	337
449,438	GNR 2015-159 AH, 2.50%, 5/20/43	453
865,746	GNR 2017-68 AF, (1 mo. LIBOR USD + 0.350%), 2.38%, 5/20/47 (a)	865
Total Mortgage Backed (Cost - $179,269)		181,718
Investment Company (1%)
673,188	Payden Cash Reserves Money Market Fund *
	(Cost - $673)	673
Total Investments (Cost - $180,419) (138%)		182,868
Liabilities in excess of Other Assets (-38%)		(50,413)
Net Assets (100%)		$132,455

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

26   Payden Mutual Funds

            Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of investments
Mortgage Backed	33%
Corporate	32%
U.S. Treasury	19%
Foreign Government	7%
Asset Backed	5%
Other	4%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
1,500,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 3.50%, 7/15/27 (a)(b)	$1,497
2,000,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 4.45%, 7/18/27 (a)(b)	1,916
1,565,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 4.75%, 4/22/27 (a)(b)	1,446
5,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 2.77%, 1/20/28 (a)(b)	4,976
2,320,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%), 3.85%, 6/09/30 (a)(b)	2,309
68,034	Chase Funding Mortgage Loan Asset-Backed Certificates, (1 mo. LIBOR USD + 0.660%), 2.48%, 11/25/32 (a)	67
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%), 3.19%, 7/20/30 (a)(b)	1,996
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 3.77%, 7/20/30 (a)(b)	1,690
3,950,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 3.58%, 8/20/35 (a)(b)	3,968
2,126,600	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%), 3.53%, 7/25/47 (a)(b)	2,128
4,372,534	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,568
2,600,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	2,604
1,300,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 3.58%, 9/15/28 (a)(b)	1,299
3,000,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 4.68%, 9/15/28 (a)(b)	2,972
1,600,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.27%, 1/20/30 (a)(b)	1,547

Principal or Shares	Security Description	Value (000)

2,700,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 2.99%, 8/15/28 (a)(b)	$2,708
1,950,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 3.36%, 8/15/28 (a)(b)	1,954
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 3.42%, 4/21/25 (a)(b)	2,536
2,400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 2.98%, 6/15/36 (a)(b)	2,410
898,116	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	939
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 3.97%, 4/20/28 (a)(b)	1,737
2,700,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.06%, 6/15/28 (a)(b)	2,706
1,650,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 3.54%, 4/30/27 (a)(b)	1,636
3,326,400	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	3,405
1,900,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 4.70%, 1/15/29 (a)(b)	1,900
2,260,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 3.31%, 7/15/38 (a)(b)	2,265
2,471,325	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,543
686,224	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	687
2,278,550	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	2,378

Total Asset Backed (Cost - $64,625)		64,787

Bank Loans(c) (2%)
1,952,444	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 7/31/25	1,895
1,387,313	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.56%, 4/06/24	1,367
952,112	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 5.32%, 10/22/25	957

Annual Report   27

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,859,916	Golden Nugget LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.72%, 10/04/23	$1,859
1,938,406	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 8/18/23	1,901
1,194,837	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 3.57%, 6/22/26	1,201
1,952,551	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 4.85%, 2/01/22	1,957
1,955,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.23%, 4/03/24	1,906
3,786,750	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 5/30/25	3,809

Total Bank Loans (Cost - $16,980)		16,852

Commercial Paper (1%)
4,000,000	Peoples Gas Light & Coke, 1.72%, 11/01/19 (d)	4,000
10,000,000	Vectren Utility Holdings, 2.02%, 11/13/19 (d)	9,993

Total Commercial Paper (Cost - $13,993)		13,993

Corporate Bond (35%)
Financial (13%)
4,170,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	4,380
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,473
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,678
2,055,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	2,160
1,120,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (b)	1,116
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (a)	5,503
3,145,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (a)	3,327
2,090,000	Barclays PLC, 4.38%, 9/11/24	2,194
2,950,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (b)	3,186
515,000	Block Financial LLC, 4.13%, 10/01/20	524
3,235,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24 (e)	3,352
975,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (a)(e)(f)	1,001
2,905,000	Citigroup Inc., (3 mo. LIBOR USD + 0.897%), 3.35%, 4/24/25 (a)	3,024
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,349
3,140,000	Comerica Inc., 4.00%, 2/01/29	3,486
900,000	Compass Bank, 3.88%, 4/10/25	950
2,235,000	Credit Suisse Group AG 144A, (U.S. Secured
	Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	2,229
1,250,000	Equinix Inc., 2.88%, 10/01/25 EUR (g)	1,442
2,315,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	2,590
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,740
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,334

Principal or Shares	Security Description	Value (000)

2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%), 3.39%, 2/15/23 (a)	$2,484
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,388
1,330,000	FS KKR Capital Corp., 4.25%, 1/15/20	1,332
2,595,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,694
3,400,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.750%), 2.90%, 2/23/23 (a)	3,411
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,052
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,786
4,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.730%), 3.56%, 4/23/24 (a)	4,498
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (b)	4,241
2,450,000	Lincoln National Corp., 7.00%, 6/15/40	3,528
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%), 3.19%, 11/28/23 (a)(b)	2,403
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,878
2,455,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32 (a)	2,562
1,789,000	Massachusetts Mutual Life Insurance Co. 144A,
	3.73%, 10/15/70 (b)	1,777
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%),
	3.74%, 4/24/24 (a)	2,305
2,040,000	Muthoot Finance Ltd. 144A,
	6.13%, 10/31/22 (b)	2,074
1,500,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.452%), 4.30%, 3/08/29 (a)(b)	1,644
2,000,000	Nationwide Financial Services Inc. 144A,
	5.30%, 11/18/44 (b)	2,362
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	2,251
2,100,000	Ohio National Life Insurance Co. 144A,
	6.88%, 6/15/42 (b)	2,393
1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	2,434
2,850,000	PNC Financial Services Group Inc.,
	2.60%, 7/23/26	2,904
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (b)	2,580
2,215,000	Regions Bank, (3 mo. LIBOR USD + 0.500%),
	2.68%, 8/13/21 (a)	2,217
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	2,028
1,295,000	Santander Holdings USA Inc., 2.65%, 4/17/20	1,298
835,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	865
1,045,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	1,048
4,470,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22 (b)	4,526
2,740,000	SLM Corp., 5.13%, 4/05/22	2,836
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,583
227,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (b)	337
3,000,000	Toronto-Dominion Bank, 2.65%, 6/12/24	3,072
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,472

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,760,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	$3,230
3,640,000	Wells Fargo & Co., (3 mo. LIBOR USD + 1.170%), 3.20%, 6/17/27 (a)	3,774

		136,305

Industrial (14%)
1,450,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,490
3,370,000	American Airlines 2019-1 Class AA Pass Through Trust, 3.15%, 2/15/32	3,532
2,655,000	American University, 3.67%, 4/01/49	2,927
2,400,000	Anheuser-Busch InBev Worldwide Inc., 4.60%, 4/15/48	2,743
650,000	AT&T Inc., 2.95%, 7/15/26	663
4,810,000	AT&T Inc., 4.35%, 3/01/29	5,323
1,660,000	Avolon Holdings Funding Ltd. 144A, 4.38%, 5/01/26 (b)	1,758
1,755,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,839
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,832
2,485,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (b)	2,577
2,760,000	Bristol-Myers Squibb Co. 144A, 4.13%, 6/15/39 (b)	3,150
4,470,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (b)	4,596
1,980,000	Broadcom Inc. 144A, 4.75%, 4/15/29 (b)	2,101
1,755,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	1,889
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,934
2,870,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 2.79%, 9/17/21 (a)	2,871
3,350,000	Cigna Corp. 144A, 3.05%, 11/30/22 (b)	3,426
4,335,000	Cigna Corp., 4.13%, 11/15/25	4,701
1,205,000	Cigna Corp., 4.80%, 8/15/38	1,373
4,360,000	Conagra Brands Inc., 5.40%, 11/01/48	5,174
1,250,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (g)(h)	1,498
1,550,000	CVS Health Corp., 3.70%, 3/09/23	1,617
1,600,000	CVS Health Corp., 4.78%, 3/25/38	1,779
1,250,000	CVS Health Corp., 5.05%, 3/25/48	1,443
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 2.74%, 5/04/23 (a)(b)	3,280
700,000	DaVita Inc., 5.13%, 7/15/24	716
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	817
2,900,000	DH Europe Finance II Sarl, 3.25%, 11/15/39	2,969
1,695,000	Dignity Health, 3.13%, 11/01/22	1,739
1,165,000	Dignity Health, 4.50%, 11/01/42	1,252
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,199
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,580
2,785,000	General Electric Co., 6.75%, 3/15/32	3,550
2,040,000	HCA Inc., 5.00%, 3/15/24	2,225
2,380,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	2,416
1,725,000	Keurig Dr Pepper Inc., 4.42%, 5/25/25	1,893
1,393,346	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	1,447

Principal or Shares	Security Description	Value (000)

3,000,000	Lennar Corp., 4.75%, 11/29/27	$3,255
1,515,000	Marathon Oil Corp., 6.60%, 10/01/37	1,864
2,805,000	Mylan NV, 3.95%, 6/15/26	2,921
1,045,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	1,440
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,662
3,015,000	Orange SA, 9.00%, 3/01/31	4,709
1,001,000	Perrigo Finance PLC, 3.50%, 12/15/21	1,010
346,537	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 2/15/21	347
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,650
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,495
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	4,089
2,830,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (b)	3,052
1,475,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,404
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,778
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,655
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,210
2,110,000	United Technologies Corp., 4.13%, 11/16/28	2,396
2,480,000	UnitedHealth Group Inc., 3.88%, 8/15/59	2,633
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	2,800
5,500,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	5,897
725,000	Wabtec Corp., 4.40%, 3/15/24	774
3,680,000	Walmart Inc., 3.05%, 7/08/26	3,923
3,895,000	Walt Disney Co., 2.75%, 9/01/49	3,713
1,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	1,045

		152,041

Utility (8%)
129,284	Alliance Pipeline LP 144A, 7.00%, 12/31/19 (b)	130
1,890,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (b)	1,978
2,140,000	Antero Resources Corp., 5.13%, 12/01/22	1,613
990,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	1,021
2,480,000	Cenovus Energy Inc., 6.75%, 11/15/39	3,043
1,170,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	1,233
1,586,253	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (b)	1,723
2,595,000	Duke Energy Corp., 4.20%, 6/15/49	2,903
2,200,000	Encana Corp., 6.63%, 8/15/37	2,600
2,700,000	Energy Transfer Operating LP, 6.50%, 2/01/42	3,239
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%), 6.00%, (a)(f)	1,038
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,582
2,960,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	3,423
1,800,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,782
1,850,000	EQT Corp., 3.00%, 10/01/22 (e)	1,767
2,435,000	Evergy Inc., 2.90%, 9/15/29	2,453
1,298,893	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,409

Annual Report   29

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,300,000	Hess Corp., 5.60%, 2/15/41	$1,460
2,000,000	Hess Corp., 7.30%, 8/15/31	2,522
2,100,000	Interstate Power & Light Co., 3.50%, 9/30/49	2,140
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,420
675,000	Laredo Petroleum Inc., 5.63%, 1/15/22	650
2,355,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (b)	2,586
1,715,000	NiSource Inc., 3.65%, 6/15/23	1,796
2,100,000	Occidental Petroleum Corp., 3.20%, 8/15/26	2,128
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	2,469
4,000,000	Pertamina Persero PT 144A, 4.30%, 5/20/23 (b)	4,224
1,020,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	1,090
1,360,000	PSEG Power LLC, 3.85%, 6/01/23	1,437
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,803
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,766
2,070,000	SM Energy Co., 6.13%, 11/15/22	1,982
3,635,000	Tampa Electric Co., 4.45%, 6/15/49	4,372
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	1,483
1,900,000	Valero Energy Corp., 6.63%, 6/15/37	2,483
3,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (b)	3,299

		80,047

Total Corporate Bond (Cost - $348,797)		368,393

Foreign Government (5%)
2,520,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (b)	2,432
8,200,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL (g)	2,487
1,960,000	Colombia Government International Bond, 3.88%, 4/25/27	2,086
1,200,000	Colombia Government International Bond, 4.50%, 3/15/29	1,342
1,200,000	Colombia Government International Bond, 5.00%, 6/15/45	1,401
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (b)(g)	3,957
1,500,000	Ghana Government International Bond 144A, 8.95%, 3/26/51 (b)	1,521
1,300,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (b)	1,379
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,234
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(g)	2,629
2,125,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (b)	2,237
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (g)	2,506
980,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (b)	1,208
920,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (b)	1,175
3,080,000	Republic of Italy Government International Bond, 4.00%, 10/17/49	3,084

Principal or Shares	Security Description	Value (000)

8,600,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (g)	$2,327
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (b)	2,997
854,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	928
2,000,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	2,026
4,640,000	Sri Lanka Government International Bond 144A, 6.85%, 3/14/24 (b)	4,786
2,960,000	Uruguay Government International Bond, 4.98%, 4/20/55	3,471

Total Foreign Government (Cost - $46,163)		48,213

Mortgage Backed (34%)
2,467,245	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%), 2.87%, 11/14/35 (a)(b)	2,475
53,973,049	BANK 2018-BNK14, 0.52%, 9/15/60 (i)	1,928
50,012,613	BENCHMARK 2018-B4, 0.54%, 7/15/51 (i)	1,766
5,000,000	BHMS 2018-ATLS 144A, (1 mo. LIBOR USD + 1.250%), 3.16%, 7/15/35 (a)(b)	5,011
2,277,308	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 3.96%, 11/15/35 (a)(b)	2,290
3,000,000	CHC Commercial Mortgage Trust 2019 - CHC 144A, (1 mo. LIBOR USD + 1.500%), 3.41%, 6/15/34 (a)(b)	3,007
487,221	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 2.37%, 1/25/30 (a)	487
3,217,573	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%), 2.42%, 7/25/30 (a)	3,219
2,782,872	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.720%), 2.54%, 1/25/31 (a)	2,785
1,219,847	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 2.77%, 10/25/29 (a)	1,222
1,095,181	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 3.12%, 4/25/29 (a)	1,098
1,744,011	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.07%, 1/25/29 (a)	2,346
498,854	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 12.57%, 1/25/29 (a)	667
1,693,376	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.07%, 9/25/28 (a)	2,453
3,440,000	Fannie Mae-Aces, 3.70%, 9/25/30 (i)	3,869
4,175,669	FG Q12837 30YR, 3.00%, 11/01/42	4,309
1,234,354	FG Q17641 30YR, 3.00%, 4/01/43	1,274
3,162,278	FH 2B5447 ARM, (12 mo. LIBOR USD + 1.620%), 2.77%, 7/01/46 (a)	3,212
3,934,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.62%, 1/25/23	4,019
3,680,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.88%, 4/25/26	3,886
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.94%, 4/25/29	1,762

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

15,360,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24 (i)	$16,015
12,426,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.60%, 2/25/25 (i)	13,269
1,547,986	FN 254766 30YR, 5.00%, 6/01/33	1,710
744,891	FN 725027 30YR, 5.00%, 11/01/33	823
1,424,193	FN 725423 30YR, 5.50%, 5/01/34	1,605
1,390,277	FN 725424 30YR, 5.50%, 4/01/34	1,567
1,932,587	FN 995203 30YR, 5.00%, 7/01/35	2,135
411,013	FN AB4210 15YR, 3.00%, 1/01/27	424
4,040,790	FN AB4937 30YR, 3.50%, 4/01/42	4,242
1,414,178	FN AH3394 30YR, 4.00%, 1/01/41	1,514
1,464,249	FN AJ7689 30YR, 4.00%, 12/01/41	1,566
3,029,713	FN AL2221 15YR, 3.00%, 7/01/27	3,118
1,385,942	FN AL2521 30YR, 3.50%, 9/01/42	1,455
7,312,201	FN AL9373 15YR, 2.50%, 10/01/31	7,447
4,829,244	FN AS4168 30YR, 4.00%, 12/01/44	5,108
3,373,043	FN AS4885 30YR, 3.50%, 5/01/45	3,518
7,252,371	FN AS7170 30YR, 3.50%, 5/01/46	7,561
846,079	FN AS8195 15YR, 2.50%, 10/01/31	862
5,545,182	FN AS8305 30YR, 3.00%, 11/01/46	5,694
5,298,313	FN AS8710 15YR, 2.50%, 2/01/32	5,396
5,612,469	FN AS8807 30YR, 3.50%, 2/01/47	5,836
2,292,596	FN AX3596 15YR, 3.00%, 7/01/27	2,370
5,345,412	FN AY4200 30YR, 3.00%, 5/01/45	5,499
4,499,028	FN BE9567 30YR, 3.50%, 4/01/47	4,674
3,495,187	FN BJ9215 30YR, 4.00%, 6/01/48	3,651
3,487,200	FN BK4740 30YR, 4.00%, 8/01/48	3,629
2,836,377	FN BK4764 30YR, 4.00%, 8/01/48	2,948
5,784,101	FN BM2007 30YR, 4.00%, 9/01/48	6,024
932,616	FN BM4862 15YR, 3.00%, 8/01/31	958
1,879,499	FN CA2469 30YR, 4.00%, 10/01/48	1,950
1,111,823	FN MA2671 30YR, 3.50%, 7/01/46	1,157
5,332,935	FN MA3155 15YR, 3.00%, 10/01/32	5,472
3,270,616	FN MA3238 30YR, 3.50%, 1/01/48	3,388
9,980,637	FN MA3356 30YR, 3.50%, 5/01/48	10,322
6,869,395	FN MA3521 30YR, 4.00%, 11/01/48	7,135
591,486	FN MA3764 15YR, 2.50%, 9/01/34	598
8,020,249	FN MA3774 30YR, 3.00%, 9/01/49	8,160
800,000	FNCI 15YR, 2.50%, 15YR TBA (j)	809
8,410,000	FNCI 15YR, 3.00%, 15YR TBA (j)	8,612
21,510,000	FNCI 30YR, 3.00%, 30YR TBA (j)	21,859
1,800,000	FNCI 30YR, 3.00%, 30YR TBA (j)	1,827
17,120,000	FNCI 30YR, 3.50%, 30YR TBA (j)	17,579
800,000	FNCI 30YR, 4.00%, 30YR TBA (j)	830
1,875,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(b)	1,874
422,328	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 2.62%, 3/25/49 (a)(b)	422
3,540,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 3.22%, 2/25/49 (a)(b)	3,543
2,940,197	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 3.02%, 10/25/29 (a)	2,950
1,686,929	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%), 3.12%, 4/25/29 (a)	1,693

Principal or Shares	Security Description	Value (000)

1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 6.42%, 12/25/42 (a)	$1,295
1,245,319	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.000%), 11.82%, 7/25/29 (a)	1,406
1,688,450	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.07%, 12/25/28 (a)	2,360
4,750,000	G2, 3.00%, 30YR TBA (j)	4,890
4,590,000	G2, 3.50%, 30YR TBA (j)	4,764
6,460,000	G2, 4.00%, 30YR TBA (j)	6,718
460,000	G2, 4.50%, 30YR TBA (j)	482
4,726,896	G2 4853 30YR, 4.00%, 11/20/40	5,037
2,054,681	G2 5115 30YR, 4.50%, 7/20/41	2,223
113,081	G2 5140 30YR, 4.50%, 8/20/41	122
1,529,873	G2 5175 30YR, 4.50%, 9/20/41	1,655
5,057,801	G2 5258 30YR, 3.50%, 12/20/41	5,363
4,612,760	G2 MA2522 30YR, 4.00%, 1/20/45	4,907
5,413,077	G2 MA3663 30YR, 3.50%, 5/20/46	5,674
9,882,755	G2 MA3802 30YR, 3.00%, 7/20/46	10,224
3,719,186	GN 783716 30YR, 3.00%, 2/15/43	3,844
1,594,015	GN 784182 30YR, 4.50%, 8/15/46	1,743
1,164,628	GN AA5452 30YR, 3.50%, 7/15/42	1,226
66,084	HarborView Mortgage Loan Trust 2004-10, 4.05%, 1/19/35 (i)	68
193,292	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	166
1,640,828	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(i)	1,672
24,924	Landmark Mortgage Securities PLC, (3 mo. LIBOR GBP + 0.220%), 1.00%, 6/17/38 GBP (a)(g)(h)	32
2,500,000	Madison Avenue Trust 2013-650M 144A, 4.03%, 10/12/32 (b)(i)	2,495
15,880,527	Morgan Stanley Capital I Trust 2018-H3, 0.84%, 7/15/51 (i)	909
20,597	Morgan Stanley Mortgage Loan Trust, 4.24%, 7/25/34 (i)	21
1,560,000	MULTIFAMILY CONNECTICUT AVENUE SECURITIES TRUST 144A, (1 mo. LIBOR USD + 3.250%), 5.05%, 10/15/49 (a)(b)	1,613
422,190	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(i)	433
743,385	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (b)(i)	778
1,571,607	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (b)(i)	1,663
103,511	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	102
1,315,847	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,066
1,890,240	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 3.47%, 4/25/43 (a)(b)	1,898
4,800,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 3.07%, 2/25/47 (a)(b)	4,810
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.22%, 2/25/47 (a)(b)	3,401

Annual Report   31

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.32%, 2/25/47 (a)(b)	$1,446
439	Structured Asset Mortgage Investments Trust 2003-CL1, 2.76%, 7/25/32 (i)	—
441,720	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.60%, 7/25/37 (i)	407
3,360,000	Wells Fargo Commercial Mortgage Trust 2015-LC22, 3.84%, 9/15/58	3,646

Total Mortgage Backed (Cost - $353,692)		364,442

Municipal (1%)
1,150,000	California Pollution Control Financing Authority 144A, 7.50%, 12/01/39 (b)	1,121
2,600,000	City of Portland OR, 7.70%, 6/01/22	2,836
770,000	State Board of Administration Finance Corp., 3.00%, 7/01/20	775
4,000,000	State of California, 3.38%, 4/01/25	4,278
1,495,000	State of California, 7.55%, 4/01/39	2,455
1,000,000	State of Washington, 1.70%, 7/01/20	998
365,000	University of California, 3.26%, 5/15/24	386

Total Municipal (Cost - $11,650)		12,849

U.S. Treasury (22%)
28,830,000	U.S. Treasury Bill, 1.72%, 11/19/19 (d)	28,808
6,000,000	U.S. Treasury Bond, 2.25%, 8/15/46	6,086
20,180,000	U.S. Treasury Bond, 3.00%, 2/15/49 (k)(l)	23,796
22,200,000	U.S. Treasury Bond, 3.13%, 8/15/44	26,315
75,720,000	U.S. Treasury Note, 1.38%, 8/31/26	74,606
23,940,000	U.S. Treasury Note, 1.50%, 9/30/24	23,911
19,770,000	U.S. Treasury Note, 1.63%, 8/15/29	19,655
18,700,000	U.S. Treasury Note, 2.50%, 2/15/22	19,104
9,260,000	U.S. Treasury Note, 2.75%, 9/30/20	9,355
4,960,000	U.S. Treasury Note, 2.88%, 10/15/21	5,086

Total U.S. Treasury (Cost - $233,548)		236,722

Investment Company (1%)
6,282,790	Payden Cash Reserves Money Market Fund *
	(Cost - $6,283)	6,283
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $1,272)		372

Total Investments, Before Options Written
(Cost - $1,097,003) (107%)		1,132,906

Written Swaptions (0%)
Total Written Swaptions (Cost - $(987))		(298)

Total Investments (Cost - $1,096,016) (107%)		1,132,608
Liabilities in excess of Other Assets (-7%)		(74,011)

Net Assets (100%)		$1,058,597

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $3,416 and the total market value of the collateral held by the Fund is $3,483. Amounts in 000s.

(f)	Perpetual security with no stated maturity date.
(g)	Principal in foreign currency.
(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(j)	Security was purchased on a delayed delivery basis.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.
(l)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

32   Payden Mutual Funds

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
10Y-2Y CMS Index, 2/06/20, Pay Fixed 0.112% at Maturity, Receive	BNP PARIBAS	$260,470	02/06/2020	$1	Call
Pay at Maturity with Strike Cap of 0.205% 10-Year Interest Rate Swap, 02/20/20, Pay Fixed 1.78%	Citibank, N.A.	31,685	02/20/2020	239	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375%	BNP PARIBAS	132,792	02/05/2022	133	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$373

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78%	BNP PARIBAS	$28,082	02/05/2030	$(165)	Put
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR 10-Year Interest Rate Swap, 02/20/20, Receive Fixed 0.4%	Citibank, N.A.	22,169	02/20/2020	(133)	Call
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(298)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 7,804	USD 5,316	HSBC Bank USA, N.A.	11/21/2019	$67
SEK 154,541	USD 15,974	Barclays Bank PLC	11/25/2019	53
USD 16,075	SEK 154,541	Barclays Bank PLC	11/25/2019	48
USD 15,731	NOK 143,888	Barclays Bank PLC	11/25/2019	83

				251

Liabilities:
CAD 7,049	USD 5,379	Barclays Bank PLC	11/20/2019	(27)
CAD 7,049	USD 5,379	HSBC Bank USA, N.A.	11/21/2019	(27)
EUR 9,609	USD 10,785	BNP PARIBAS	01/15/2020	(10)
NOK 143,888	USD 16,044	Barclays Bank PLC	11/25/2019	(396)
USD 5,305	CAD 7,049	Barclays Bank PLC	11/20/2019	(47)
USD 2,338	PLN 9,201	Barclays Bank PLC	12/09/2019	(71)
USD 10,661	EUR 9,609	BNP PARIBAS	01/15/2020	(114)
USD 5,400	EUR 4,899	Citibank, N.A.	12/09/2019	(78)
USD 5,370	AUD 7,804	HSBC Bank USA, N.A.	11/21/2019	(13)
USD 5,306	CAD 7,049	HSBC Bank USA, N.A.	11/21/2019	(46)
USD 6,454	CAD 8,598	State Street Bank & Trust Co.	12/09/2019	(75)

				(904)

Net Unrealized Appreciation (Depreciation)				$(653)

Annual Report   33

            Payden Core Bond Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	1,165	Dec-19	$—	$(289)	$(289)
U.S. Long Bond Future	155	Dec-19	25,013	(301)	(301)
U.S. Treasury 2-Year Note Future	247	Dec-19	53,254	(142)	(142)

					(732)

Short Contracts:
3-Month GBP LIBOR Option Future	1,165	Dec-19	—	80	80
U.S. 10-Year Ultra Future	293	Dec-19	(41,638)	343	343

					423

Total Futures					$(309)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,416
Non-cash Collateral[2]	(3,416)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

34   Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Banking	19%
Energy	10%
Utility	9%
Healthcare	9%
Insurance	8%
Other	45%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
Corporate Bond (95%)
Automotive (3%)
1,780,000	American Honda Finance Corp., 3.55%, 1/12/24	$1,894
3,700,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	3,888
730,000	Ford Motor Co., 7.45%, 7/16/31	849
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,016
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	593
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	401
1,200,000	General Motors Co., 6.75%, 4/01/46	1,387
1,920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.630%), 2.79%, 9/21/21 (a)(b)	1,922
745,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (a)	772
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,828
		14,550
Banking (19%)
1,180,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	1,241
1,200,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	1,290
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (b)	1,811
3,075,000	Bank of America Corp., (3 mo. LIBOR USD + 1.180%), 3.19%, 7/23/30 (b)	3,179
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (b)	1,673
950,000	Bank of America Corp., (3 mo. LIBOR USD + 0.780%), 3.55%, 3/05/24 (b)	990
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	1,031
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,241
2,340,000	Bank of America NA, (3 mo. LIBOR USD + 0.650%), 3.34%, 1/25/23 (b)	2,405

Principal or Shares	Security Description	Value (000)
2,275,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (b)	$2,407
1,385,000	Bank of New York Mellon Corp., 3.45%, 8/11/23	1,457
1,840,000	Bank of New Zealand 144A, 3.50%, 2/20/24 (a)	1,929
2,000,000	Bank of Nova Scotia, 3.40%, 2/11/24	2,098
610,000	Barclays PLC, 4.38%, 9/11/24	640
850,000	BNZ International Funding Ltd. 144A, 3.38%, 3/01/23 (a)	880
1,830,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	1,896
2,340,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	2,363
850,000	Citibank NA, 3.65%, 1/23/24	903
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	432
1,203,000	Citigroup Inc., (3 mo. LIBOR USD + 0.722%), 3.14%, 1/24/23 (b)	1,227
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,393
2,600,000	Comerica Inc., 4.00%, 2/01/29	2,887
1,500,000	Credit Suisse AG, 3.00%, 10/29/21	1,529
250,000	Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	276
3,300,000	Fifth Third Bancorp, 2.38%, 1/28/25	3,318
1,030,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	1,152
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	606
300,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	316
2,000,000	Goldman Sachs Group Inc., 3.85%, 7/08/24	2,122
2,600,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	2,803
800,000	Huntington Bancshares Inc., 4.00%, 5/15/25	868
1,500,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%), 2.78%, 4/25/23 (b)	1,522
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%), 3.51%, 6/18/22 (b)	818
1,700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (b)	1,816
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	540

Annual Report   35

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	$1,073
2,500,000	Mitsubishi UFJ Financial Group Inc., 4.15%, 3/07/39	2,838
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	2,029
3,000,000	Morgan Stanley, 4.10%, 5/22/23	3,179
830,000	Morgan Stanley, 5.00%, 11/24/25	934
2,140,000	PNC Financial Services Group Inc., 2.60%, 7/23/26	2,181
2,175,000	Regions Financial Corp., 3.80%, 8/14/23	2,303
2,740,000	Royal Bank of Canada, 3.70%, 10/05/23	2,905
450,000	Santander Holdings USA Inc. 144A, 3.24%, 10/05/26 (a)	452
930,000	Santander Holdings USA Inc., 4.40%, 7/13/27	1,002
1,600,000	State Street Corp., (3 mo. LIBOR USD + 0.770%), 3.78%, 12/03/24 (b)	1,697
1,135,000	Sumitomo Mitsui Financial Group Inc., 2.06%, 7/14/21	1,136
1,527,000	Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	1,541
735,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	739
1,415,000	SunTrust Bank, 4.05%, 11/03/25	1,553
1,000,000	Synchrony Bank, 3.00%, 6/15/22	1,014
2,450,000	UBS Group AG 144A, (3 mo. LIBOR USD + 1.468%), 3.13%, 8/13/30 (a)(b)	2,525
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,271
2,450,000	Wells Fargo & Co., 3.75%, 1/24/24	2,594
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%), 4.32%, 11/23/31 (b)	1,438
		88,463
Basic Industry (5%)
2,000,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (a)	2,112
1,500,000	Ashland LLC, 6.88%, 5/15/43	1,702
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	654
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,159
1,735,000	Caterpillar Financial Services Corp., 3.65%, 12/07/23	1,843
2,000,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	2,060
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (a)	475
1,780,000	Dow Chemical Co. 144A, 3.15%, 5/15/24 (a)	1,840
1,500,000	DuPont de Nemours Inc., 4.21%, 11/15/23	1,608
1,485,000	GATX Corp., 4.35%, 2/15/24	1,597
2,348,000	General Electric Co., 6.75%, 3/15/32	2,993
880,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.45%, 1/29/26 (a)	959
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	1,496
685,000	United Technologies Corp., 4.13%, 11/16/28	778
600,000	United Technologies Corp., 4.63%, 11/16/48	758
1,500,000	United Technologies Corp., 6.70%, 8/01/28	1,966
		24,000

Principal or Shares	Security Description	Value (000)

Consumer Goods (5%)
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	$1,166
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,444
985,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (a)	1,111
1,455,000	Conagra Brands Inc., 4.60%, 11/01/25	1,616
1,445,000	Conagra Brands Inc., 5.40%, 11/01/48	1,715
1,670,000	Keurig Dr Pepper Inc., 3.13%, 12/15/23	1,725
731,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	742
195,000	Land O’ Lakes Inc. 144A, 6.00%, 11/15/22 (a)	208
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(c)	2,449
1,900,000	Mars Inc. 144A, 4.13%, 4/01/54 (a)	2,194
690,000	Nestle Holdings Inc. 144A, 3.35%, 9/24/23 (a)	726
690,000	Nestle Holdings Inc. 144A, 3.50%, 9/24/25 (a)	744
1,645,000	PepsiCo Inc., 2.88%, 10/15/49	1,610
1,920,000	Smithfield Foods Inc. 144A, 5.20%, 4/01/29 (a)	2,121
1,350,000	Tyson Foods Inc., 5.10%, 9/28/48	1,659
		21,230
Energy (10%)
65,444	Alliance Pipeline LP 144A, 7.00%, 12/31/19 (a)	66
1,535,000	Antero Resources Corp., 5.13%, 12/01/22	1,157
430,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	443
2,000,000	BP Capital Markets America Inc., 3.80%, 9/21/25	2,164
1,405,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,724
985,000	Encana Corp., 7.38%, 11/01/31	1,238
1,000,000	Energy Transfer Operating LP, 4.15%, 10/01/20	1,015
1,550,000	Energy Transfer Operating LP, 6.50%, 2/01/42	1,860
1,270,000	Energy Transfer Operating LP, 7.50%, 10/15/20	1,333
3,000,000	EQM Midstream Partners LP, 6.50%, 7/15/48	2,751
850,000	Hess Corp., 5.60%, 2/15/41	955
1,000,000	Hess Corp., 7.30%, 8/15/31	1,261
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	930
400,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 3.28%, 1/15/23 (b)	405
258,000	Laredo Petroleum Inc., 5.63%, 1/15/22	248
2,260,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (a)	2,481
2,000,000	MPLX LP, 4.50%, 4/15/38	2,047
1,700,000	Nexen Inc., 7.88%, 3/15/32	2,506
2,000,000	Occidental Petroleum Corp., 3.20%, 8/15/26	2,026
275,000	ONEOK Inc., 4.25%, 2/01/22	286
800,000	ONEOK Partners LP, 6.65%, 10/01/36	988
224,200	Ras Laffan Liquefied Natural Gas Co. Ltd. II 144A, 5.30%, 9/30/20 (a)	228
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	413
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	502
1,545,000	Saudi Arabian Oil Co. 144A, 4.38%, 4/16/49 (a)	1,680
2,500,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (a)	2,673
2,000,000	SM Energy Co., 6.75%, 9/15/26	1,725
1,200,000	Suncor Energy Inc., 7.88%, 6/15/26	1,523
1,745,000	Total Capital International SA, 3.46%, 7/12/49	1,854
965,000	Western Midstream Operating LP, 5.45%, 4/01/44	840
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	1,978
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	3,147
		44,447

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Financial Services (6%)
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	$974
830,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 10/01/25	901
1,000,000	Aircastle Ltd., 4.13%, 5/01/24	1,047
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,879
1,851,000	American Express Co., 8.15%, 3/19/38	2,975
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	1,016
875,000	Ares Capital Corp., 3.63%, 1/19/22	890
1,285,000	Avolon Holdings Funding Ltd. 144A, 4.38%, 5/01/26 (a)	1,361
135,000	Block Financial LLC, 4.13%, 10/01/20	137
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	1,096
1,000,000	Brookfield Finance Inc., 4.85%, 3/29/29	1,139
2,100,000	Capital One Financial Corp., 3.30%, 10/30/24	2,188
201,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (a)	209
640,000	FS KKR Capital Corp., 4.25%, 1/15/20	641
2,180,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,263
1,750,000	GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	1,749
1,000,000	International Lease Finance Corp., 4.63%, 4/15/21	1,034
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (a)	1,667
1,155,000	Low Income Investment Fund, 3.71%, 7/01/29	1,203
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	2,105
250,000	Synchrony Financial, 3.75%, 8/15/21	256
		26,730
Healthcare (9%)
685,000	AbbVie Inc., 3.75%, 11/14/23	723
1,285,000	Advocate Health & Hospitals Corp., 3.83%, 8/15/28	1,424
790,000	Anthem Inc., 2.88%, 9/15/29	784
300,000	Anthem Inc., 2.95%, 12/01/22	307
1,195,000	AstraZeneca PLC, 3.50%, 8/17/23	1,253
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	734
500,000	Bayer U.S. Finance II LLC 144A, 4.38%, 12/15/28 (a)	543
700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	726
1,645,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (a)	1,706
2,625,000	Bristol-Myers Squibb Co. 144A, 4.25%, 10/26/49 (a)	3,075
1,500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 2.79%, 9/17/21 (b)	1,500
700,000	Cigna Corp., 4.13%, 11/15/25	759
1,100,000	Cigna Corp., 4.38%, 10/15/28	1,210
895,000	Cigna Corp., 4.90%, 12/15/48	1,044
715,000	CVS Health Corp., 4.78%, 3/25/38	795
725,000	CVS Health Corp., 5.05%, 3/25/48	837
2,050,000	DH Europe Finance II Sarl, 3.40%, 11/15/49	2,103
110,000	Dignity Health, 3.13%, 11/01/22	113
740,000	Dignity Health, 4.50%, 11/01/42	795
2,050,000	HCA Inc., 4.13%, 6/15/29	2,176
570,000	Mylan NV, 3.95%, 6/15/26	594

Principal or Shares	Security Description	Value (000)
420,000	Mylan NV, 5.25%, 6/15/46	$451
1,250,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,385
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	241
2,250,000	Roche Holdings Inc. 144A, 3.63%, 9/17/28 (a)	2,523
1,350,000	RWJ Barnabas Health Inc., 3.48%, 7/01/49	1,381
640,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	644
2,000,000	Takeda Pharmaceutical Co. Ltd. 144A, 4.40%, 11/26/23 (a)	2,160
2,000,000	Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	1,655
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	289
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	801
885,000	Toledo Hospital, 5.75%, 11/15/38	1,034
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,552
2,000,000	UnitedHealth Group Inc., 3.88%, 8/15/59	2,123
		40,440
Insurance (8%)
800,000	American Financial Group Inc., 4.50%, 6/15/47	885
700,000	Aon Corp., 6.25%, 9/30/40	959
575,000	Aon PLC, 4.75%, 5/15/45	685
1,545,000	CNA Financial Corp., 3.90%, 5/01/29	1,679
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,090
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	1,523
1,550,000	High Street Funding Trust I 144A, 4.11%, 2/15/28 (a)	1,683
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (a)	2,158
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,592
2,317,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32 (b)	2,418
1,305,000	Marsh & McLennan Cos. Inc., 3.50%, 12/29/20	1,328
1,030,000	Marsh & McLennan Cos. Inc., 3.88%, 3/15/24	1,100
228,000	Massachusetts Mutual Life Insurance Co. 144A, 3.73%, 10/15/70 (a)	227
1,175,000	Metropolitan Life Global Funding I 144A, 3.60%, 1/11/24 (a)	1,250
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	856
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	2,998
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,695
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	746
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,938
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	755
2,000,000	Prudential Financial Inc., (3 mo. LIBOR USD + 2.380%), 4.50%, 9/15/47 (b)	2,085
1,665,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (a)	1,684
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	692

Annual Report   37

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	$2,972
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	1,000
1,000,000	Travelers Cos. Inc., 4.05%, 3/07/48	1,168
		38,166
Leisure (0%)
2,600,000	Las Vegas Sands Corp., 3.90%, 8/08/29	2,680
Media (2%)
1,705,000	Comcast Corp., 3.95%, 10/15/25	1,871
1,760,000	Fox Corp. 144A, 5.58%, 1/25/49 (a)	2,213
4,095,000	Walt Disney Co., 2.75%, 9/01/49	3,904
475,000	Walt Disney Co. 144A, 9.50%, 7/15/24 (a)	622
		8,610
Real Estate (5%)
1,500,000	Alexandria Real Estate Equities Inc., 4.85%, 4/15/49	1,872
2,975,000	Boston Properties LP, 2.90%, 3/15/30	2,992
1,750,000	CubeSmart LP, 4.38%, 2/15/29	1,949
630,000	Digital Realty Trust LP, 3.63%, 10/01/22	653
2,225,000	DR Horton Inc., 2.50%, 10/15/24	2,229
2,000,000	Healthpeak Properties Inc., 3.40%, 2/01/25	2,102
900,000	Kimco Realty Corp., 4.25%, 4/01/45	977
800,000	National Retail Properties Inc., 3.90%, 6/15/24	852
230,000	Senior Housing Properties Trust, 6.75%, 4/15/20 (d)	231
1,967,000	Service Properties Trust, 3.95%, 1/15/28	1,899
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,782
400,000	Ventas Realty LP, 3.85%, 4/01/27	428
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	3,300
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	863
1,955,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	2,129
1,330,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,557
		25,815
Retail (1%)
830,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%), 2.70%, 4/17/20 (b)	830
3,000,000	Home Depot Inc., 4.50%, 12/06/48	3,769
1,555,000	Walmart Inc., 3.25%, 7/08/29	1,684
		6,283
Service (1%)
2,185,000	American University, 3.67%, 4/01/49	2,409
1,540,000	Georgetown University, 4.32%, 4/01/49	1,903
		4,312
Technology (3%)
2,000,000	Apple Inc., 4.65%, 2/23/46	2,510
2,155,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (a)	2,216
805,000	Broadcom Inc. 144A, 4.25%, 4/15/26 (a)	841
1,395,000	Broadcom Inc. 144A, 4.75%, 4/15/29 (a)	1,480
1,400,000	Dell International LLC/EMC Corp. 144A, 4.90%, 10/01/26 (a)	1,520
835,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (a)	1,113
1,500,000	HP Inc., 6.00%, 9/15/41	1,732
1,140,000	Lam Research Corp., 4.88%, 3/15/49	1,406
665,000	QUALCOMM Inc., 3.45%, 5/20/25	706
		13,524

Principal or Shares	Security Description	Value (000)

Telecommunications (7%)
1,600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 3.31%, 6/12/24 (b)	$1,629
970,000	AT&T Inc., 3.60%, 2/17/23	1,013
1,700,000	AT&T Inc., 4.85%, 3/01/39	1,930
3,000,000	AT&T Inc., 5.45%, 3/01/47	3,630
1,000,000	AT&T Inc., 6.40%, 5/15/38 (d)	1,269
450,000	Baidu Inc., 4.38%, 5/14/24	479
200,000	Baidu Inc., 4.38%, 3/29/28	217
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	2,219
2,475,000	Orange SA, 9.00%, 3/01/31	3,865
195,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	197
2,500,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 5.15%, 3/20/28 (a)	2,728
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,302
2,000,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (a)	2,062
1,555,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	1,677
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,156
2,063,000	Verizon Communications Inc., 4.75%, 11/01/41	2,488
280,000	Verizon Communications Inc., 4.86%, 8/21/46	348
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	2,334
		30,543
Transportation (2%)
1,485,000	American Airlines 2019-1 Class A Pass Through Trust, 3.50%, 2/15/32	1,540
1,550,000	American Airlines 2019-1 Class AA Pass
	Through Trust, 3.15%, 2/15/32	1,624
331,243	Continental Airlines 2007-1 Class B
	Pass-Through Trust, 6.90%, 4/19/22	346
2,100,000	Ryder System Inc., 3.65%, 3/18/24	2,216
1,900,000	Union Pacific Corp., 4.30%, 3/01/49	2,212
1,760,000	United Parcel Service Inc., 3.40%, 9/01/49	1,801
		9,739
Utility (9%)
1,425,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 4/23/25 (a)	1,533
1,485,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (a)	1,554
1,680,000	Ameren Corp., 2.50%, 9/15/24	1,693
500,000	American Electric Power Co. Inc., 3.65%, 12/01/21	517
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	1,231
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	339
1,660,000	CenterPoint Energy Inc., 3.85%, 2/01/24	1,759
1,150,000	Consumers Energy Co., 4.35%, 4/15/49	1,425
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,027
1,185,000	DTE Energy Co., 3.70%, 8/01/23	1,243
650,000	Duke Energy Corp., 3.75%, 9/01/46	674
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,448
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	1,861
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	538
2,060,000	Evergy Inc., 2.90%, 9/15/29	2,076

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

545,000	Fortis Inc., 3.06%, 10/04/26	$562
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (a)	1,256
1,650,000	Interstate Power & Light Co., 3.50%, 9/30/49	1,681
1,500,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	2,015
1,690,000	MidAmerican Energy Co., 3.15%, 4/15/50	1,741
1,180,000	National Rural Utilities Cooperative Finance Corp., 4.40%, 11/01/48	1,441
1,150,000	NextEra Energy Capital Holdings Inc., 3.25%, 4/01/26	1,209
1,000,000	NiSource Inc., 3.65%, 6/15/23	1,047
1,830,000	NRG Energy Inc. 144A, 4.45%, 6/15/29 (a)	1,944
825,000	PSEG Power LLC, 3.85%, 6/01/23	872
359,605	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	358
2,255,000	Tampa Electric Co., 4.45%, 6/15/49	2,712
2,297,000	Tucson Electric Power Co., 4.85%, 12/01/48	2,868
2,605,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	2,711
		41,335
Total Corporate Bond (Cost - $412,259)		440,867
Foreign Government (0%)
1,150,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (a)
	(Cost - $1,143)	1,211
Municipal (2%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	1,225
2,400,000	Chicago O’Hare International Airport, 4.47%, 1/01/49	2,981
1,050,000	Michigan Finance Authority, 5.02%, 11/01/43	1,295
1,000,000	Rutgers The State University of New Jersey, 4.15%, 5/01/48	1,067
1,800,000	State of California, 4.60%, 4/01/38	2,021
Total Municipal (Cost - $7,533)		8,589
Investment Company (3%)
11,130,485	Payden Cash Reserves Money Market Fund *
	(Cost - $11,130)	11,130

Total Investments (Cost - $432,065) (100%)		461,797
Other Assets, net of Liabilities (0%)		1,406
Net Assets (100%)		$463,203

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(c)	Perpetual security with no stated maturity date.
(d)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $1,308 the total market value of the collateral held by the Fund is $1,350. Amounts in 000s.

Annual Report   39

Payden Corporate Bond Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	26	Dec-19	$4,196	$(50)	$(50)
U.S. Treasury 10-Year Note Future	197	Dec-19	25,668	(128)	(128)
U.S. Treasury 2-Year Note Future	81	Dec-19	17,464	(19)	(19)

					(197)

Short Contracts:
U.S. 10-Year Ultra Future	96	Dec-19	(13,643)	145	145
U.S. Treasury 5-Year Note Future	210	Dec-19	(25,033)	62	62
U.S. Ultra Bond Future	50	Dec-19	(9,488)	77	77

					284

Total Futures					$87

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Sold (Relevant Credit: Markit CDX, North America Investment Grade Series 33 Index), Receive 1% Quarterly, Pay upon credit default	12/20/2024	$11,200	$258	$229	$29

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,308
Non-cash Collateral[2]	(1,308)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

40   Payden Mutual Funds

            Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Corporate Bond	45%
Mortgage Backed	18%
U.S. Treasury	17%
Asset Backed	7%
Foreign Government	6%
Other	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
700,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31 EUR (a)(b)(c)	$782
300,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 4.75%, 7/18/27 (a)(c)	278
450,000	BlueMountain CLO 2015-3 Ltd. 144A, (3 mo. LIBOR USD + 2.600%), 4.57%, 4/20/31 (a)(c)	397
1,170,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 3.33%, 6/09/30 (a)(c)	1,169
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 4.45%, 6/09/30 (a)(c)	580
500,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 4.74%, 4/30/31 (a)(c)	469
400,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 4.84%, 4/24/31 (a)(c)	374
620,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 3.58%, 8/20/35 (a)(c)	623
396,194	Countrywide Asset-Backed Certificates, 4.62%, 10/25/46 (d)	389
500,000	Dryden 33 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 3.75%, 4/15/29 (a)(c)	499
380,250	FOCUS Brands Funding LLC 144A, 3.86%, 4/30/47 (c)	384
400,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 5.27%, 1/20/30 (a)(c)	387
500,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 2.98%, 6/15/36 (a)(c)	502
500,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 3.23%, 6/15/36 (a)(c)	502
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 3.97%, 4/20/28 (a)(c)	496
490,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 3.41%, 5/15/36 (a)(c)	491
800,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.06%, 6/15/28 (a)(c)	802

Principal or Shares	Security Description	Value (000)

400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 4.84%, 4/26/31 (a)(c)	$360
600,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 EUR (a)(b)(c)	671
500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 4.70%, 1/15/29 (a)(c)	500
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 3.31%, 7/15/38 (a)(c)	371
447,750	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (c)	467
Total Asset Backed (Cost - $11,592)		11,493
Bank Loans(e) (2%)
678,512	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 7/31/25	659
476,367	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 8/30/24	479
317,371	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 5.32%, 10/22/25	319
387,440	Michaels Stores Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.31%, 1/30/23	378
979,900	Sotera Health Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.93%, 5/15/22	966
788,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.79%, 1/31/25	777
Total Bank Loans (Cost - $3,621)		3,578
Corporate Bond (47%)
Financial (19%)
435,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	457
400,000	Aircastle Ltd., 5.50%, 2/15/22	425
770,000	Ares Capital Corp., 3.50%, 2/10/23	782
185,000	Ares Capital Corp., 3.63%, 1/19/22	188
430,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (c)	452

Annual Report   41

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)

645,000	Bank of America Corp., (3 mo. LIBOR USD + 1.021%), 2.88%, 4/24/23 (a)	$656
270,000	Barclays PLC, 3.68%, 1/10/23	276
510,000	BBVA USA, 2.88%, 6/29/22	519
550,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	570
235,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (a)(f)(g)	241
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (a)	407
375,000	Citigroup Inc., 2.90%, 12/08/21	382
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%), 6.13%, (a)(f)	134
720,000	Citizens Bank NA, 3.25%, 2/14/22	739
390,000	Comerica Bank, 2.50%, 7/23/24	396
750,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	809
335,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(c)	334
500,000	CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24	516
830,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (c)	872
425,000	Enstar Group Ltd., 4.50%, 3/10/22	441
275,000	Equinix Inc., 2.88%, 10/01/25 EUR (b)	317
770,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (c)	837
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 3.39%, 2/15/23 (a)	682
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	632
235,000	FS KKR Capital Corp., 4.25%, 1/15/20	235
415,000	FS KKR Capital Corp., 4.75%, 5/15/22	431
415,000	GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	427
350,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 3.54%, 1/14/22 (a)	353
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75%, (a)(f)	484
600,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.110%), 3.05%, 4/26/22 (a)	606
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	506
475,000	International Lease Finance Corp., 4.63%, 4/15/21	491
500,000	Iron Mountain Inc., 5.75%, 8/15/24	506
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	641
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(c)	568
830,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	867
235,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (c)	237
700,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%), 3.92%, 9/11/24 (a)	734
980,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%), 2.88%, 7/22/22 (a)	989

Principal or Shares	Security Description	Value (000)

500,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	$514
320,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (c)	325
415,000	PNC Bank NA, (3 mo. LIBOR USD + 0.440%), 2.23%, 7/22/22 (a)	417
450,000	Regions Bank, (3 mo. LIBOR USD + 0.500%), 2.68%, 8/13/21 (a)	450
850,000	Santander Holdings USA Inc. 144A, 3.24%, 10/05/26 (c)	854
310,000	Santander UK PLC, 3.75%, 11/15/21	320
500,000	SBA Communications Corp., 4.00%, 10/01/22	513
450,000	Senior Housing Properties Trust, 4.75%, 5/01/24	466
160,000	Senior Housing Properties Trust, 6.75%, 4/15/20	161
640,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (c)	648
580,000	SLM Corp., 5.13%, 4/05/22	600
675,000	Sumitomo Mitsui Financial Group Inc., 2.78%, 7/12/22	687
1,030,000	SunTrust Bank, (3 mo. LIBOR USD + 0.500%), 3.53%, 10/26/21 (a)	1,045
335,000	Synchrony Financial, 2.85%, 7/25/22	339
150,000	Synchrony Financial, 3.75%, 8/15/21	154
485,000	Toronto-Dominion Bank, 2.65%, 6/12/24	497
505,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	545
500,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (c)	509
735,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.660%), 2.80%, 9/09/22 (a)	738
625,000	Zions Bancorp NA, 3.35%, 3/04/22	641
		30,562
Industrial (20%)
430,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (c)	442
117,551	American Airlines 2013-2 Class B Pass-Through Trust 144A, 5.60%, 7/15/20 (c)	119
500,000	American Airlines 2019-1 Class A Pass Through Trust, 3.50%, 2/15/32	519
400,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (c)	409
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 3.31%, 6/12/24 (a)	611
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (c)	559
725,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (c)	741
820,000	Baidu Inc., 4.38%, 5/14/24	872
715,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR USD + 0.630%), 2.74%, 6/25/21 (a)(c)	717
350,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (c)	357
500,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (c)	519

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (c)	$606
1,065,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (c)	1,104
335,000	Broadcom Inc. 144A, 3.13%, 10/15/22 (c)	341
925,000	Broadcom Inc. 144A, 4.25%, 4/15/26 (c)	966
500,000	Cable Onda SA 144A, 4.50%, 1/30/30 (c)	508
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 9/01/23	307
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	56
645,000	Celanese U.S. Holdings LLC, 3.50%, 5/08/24	666
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (c)	520
500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 2.79%, 9/17/21 (a)	500
400,000	Cigna Corp., 3.75%, 7/15/23	419
220,000	Continental Resources Inc., 5.00%, 9/15/22	222
400,000	Corp. Nacional del Cobre de Chile 144A, 3.70%, 1/30/50 (c)	397
500,000	Covanta Holding Corp., 5.88%, 3/01/24	515
275,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (b)(h)	330
810,000	CVS Health Corp., 3.70%, 3/09/23	845
300,000	DaVita Inc., 5.13%, 7/15/24	307
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (c)	310
500,000	DH Europe Finance II Sarl, 2.20%, 11/15/24	504
458,000	Encompass Health Corp., 5.75%, 11/01/24	464
785,000	GATX Corp., 4.35%, 2/15/24	844
500,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	509
500,000	HCA Inc., 5.00%, 3/15/24	545
270,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (c)	281
570,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (c)	598
225,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(c)	266
310,000	Keurig Dr Pepper Inc., 4.06%, 5/25/23	329
200,000	Land O’ Lakes Inc. 144A, 7.00%, (c)(f)	188
600,000	Las Vegas Sands Corp., 3.20%, 8/08/24	615
465,776	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	484
580,000	Lennar Corp., 4.75%, 11/29/27	629
500,000	Level 3 Financing Inc., 5.13%, 5/01/23	508
420,000	Level 3 Parent LLC, 5.75%, 12/01/22	422
530,000	Meritage Homes Corp., 5.13%, 6/06/27	572
375,000	Mylan NV, 3.15%, 6/15/21	380
775,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 7/13/20 (c)	775
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	554
430,000	Orange SA, 1.63%, 11/03/19	430
250,000	Orange SA, 9.00%, 3/01/31	390
500,000	PayPal Holdings Inc., 2.20%, 9/26/22	503
500,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (c)	514
375,000	Ryder System Inc., 2.88%, 6/01/22	382

Principal or Shares	Security Description	Value (000)

500,000	Service Corp. International, 5.38%, 5/15/24	$517
555,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	559
100,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (c)	102
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (c)	475
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (c)	891
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	408
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (c)	521
735,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (c)	758
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	326
500,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	476
815,000	Toledo Hospital, 5.33%, 11/15/28	893
805,000	United Technologies Corp., 3.65%, 8/16/23	852
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (c)	445
		33,693
Utility (8%)
340,000	Antero Resources Corp., 5.13%, 12/01/22	256
450,000	CenterPoint Energy Inc., 3.60%, 11/01/21	463
290,700	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (c)	316
275,000	Comision Federal de Electricidad 144A, 4.88%, 5/26/21 (c)	284
700,000	Comision Federal de Electricidad 144A, 4.88%, 1/15/24 (c)	748
800,000	Dominion Energy Inc., 4.10%, 4/01/21	822
380,000	DTE Energy Co., 3.70%, 8/01/23	399
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	434
370,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	393
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	538
500,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	513
355,000	EQM Midstream Partners LP, 4.75%, 7/15/23	352
615,000	EQT Corp., 3.00%, 10/01/22 (g)	588
375,000	Evergy Inc., 2.45%, 9/15/24	378
105,000	Laredo Petroleum Inc., 5.63%, 1/15/22	101
940,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (c)	990
450,000	Mississippi Power Co., (3 mo. LIBOR USD + 0.650%), 2.75%, 3/27/20 (a)	450
860,000	MPLX LP, (3 mo. LIBOR USD + 0.900%), 3.00%, 9/09/21 (a)	864
335,000	Occidental Petroleum Corp., 2.90%, 8/15/24	338
160,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (c)	171
735,000	Phillips 66 Partners LP, 2.45%, 12/15/24	734
350,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	391
470,000	SM Energy Co., 6.13%, 11/15/22	450
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (c)	342
580,000	Viper Energy Partners LP 144A, 5.38%, 11/01/27 (c)	587
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (c)	456
		12,358
Total Corporate Bond (Cost - $74,694)		76,613

Annual Report   43

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)
Foreign Government (6%)
570,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (c)	$550
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (b)(c)	623
406,667	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (c)	424
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (c)	456
430,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (c)	448
300,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (c)	318
650,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (c)	699
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (c)	532
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (c)	407
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (b)	392
380,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (c)	382
350,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (c)	431
350,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (c)	447
350,000	Republic of Italy Government International Bond, 4.00%, 10/17/49	350
1,900,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (b)	514
350,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (b)(c)	405
294,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (c)	320
940,000	Sri Lanka Government International Bond 144A, 6.85%, 3/14/24 (c)	970
300,000	Uruguay Government International Bond, 4.98%, 4/20/55	352
Total Foreign Government (Cost - $8,784)		9,020
Mortgage Backed (19%)
113,168	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	100
137,158	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	114
708,211	Alternative Loan Trust 2005-54CB, 5.50%, 11/25/35	604
263,945	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	185
352,850	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 3.81%, 12/25/36 (a)	313
200,261	Banc of America Funding 2005-H Trust, 3.92%, 11/20/35 (d)	181
13,364,878	BANK 2018-BNK14, 0.52%, 9/15/60 (d)	477

Principal or Shares	Security Description	Value (000)

427,923	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	$351
471,167	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 3.96%, 11/15/35 (a)(c)	474
680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 3.08%, 10/15/36 (a)(c)	682
176,597	CHL Mortgage Pass-Through Trust 2004-29, 2.83%, 2/25/35 (d)	160
9,650,413	Citigroup Commercial Mortgage Trust 2018-C6, 0.79%, 11/10/51 (d)	581
329,478	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 0.750%), 2.57%, 4/25/31 (a)(c)	330
1,080,715	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 0.750%), 2.57%, 7/25/39 (a)(c)	1,082
600,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 3.92%, 10/25/39 (a)(c)	599
93,595	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	74
122,893	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%), 2.37%, 1/25/30 (a)	123
400,547	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 2.77%, 10/25/29 (a)	401
498,289	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 12.07%, 1/25/29 (a)	670
772,641	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 13.57%, 10/25/28 (a)	1,102
498,052	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.07%, 9/25/28 (a)	722
1,825,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.45%, 8/25/23	1,852
1,042,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.32%, 2/25/23	1,087
1,588,691	FN BM2007 30YR, 4.00%, 9/01/48	1,655
1,589,943	FN MA2561 15YR, 3.00%, 3/01/31	1,636
1,347,938	FN MA3106 30YR, 3.00%, 8/01/47	1,380
1,280,000	FNCI, 3.50%, 30YR TBA (i)	1,314
290,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(c)	290
881,835	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 2.57%, 10/25/48 (a)(c)	883
570,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 3.22%, 2/25/49 (a)(c)	570
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 6.42%, 12/25/42 (a)	647

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

495,649	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 8.800%), 10.62%, 3/25/28 (a)	$611
495,855	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.350%), 11.17%, 4/25/28 (a)	637
331,637	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 12.32%, 5/25/28 (a)	440
496,603	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.07%, 12/25/28 (a)	694
248,928	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 13.07%, 10/25/29 (a)	311
574,124	G2 MA3597 30YR, 3.50%, 4/20/46	603
1,533,215	G2 MA3802 30YR, 3.00%, 7/20/46	1,586
343,923	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 2.17%, 3/25/35 (a)(c)	322
47,047	JP Morgan Mortgage Trust 2006-A4, 4.51%, 6/25/36 (d)	43
216,373	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (c)(d)	220
320,000	MULTIFAMILY CONNECTICUT AVENUE SECURITIES TRUST 144A, (1 mo. LIBOR USD + 3.250%), 5.05%, 10/15/49 (a)(c)	331
86,357	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (c)(d)	89
90,648	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (c)(d)	95
372,894	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (c)(d)	391
652,760	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (c)(d)	690
114,931	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	108
172,340	RFMSI Series 2006-SA2 Trust, 5.12%, 8/25/36 (d)	141
1,000,000	Seasoned Credit Risk Transfer Trust Series 2016-1 144A, 3.00%, 9/25/55 (c)(d)	979
353,795	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (c)(d)	360
660,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 4.22%, 2/25/47 (a)(c)	675
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 12.32%, 2/25/47 (a)(c)	334
203,585	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.73%, 9/25/36 (d)	198
510,560	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.96%, 2/25/37 (d)	513
Total Mortgage Backed (Cost - $29,638)		31,010
Municipal (3%)
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (c)	695

Principal or Shares	Security Description	Value (000)

1,000,000	California Pollution Control Financing Authority 144A, 6.75%, 12/01/28 (c)	$1,029
250,000	California Pollution Control Financing Authority 144A, 7.50%, 12/01/39 (c)	244
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	337
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,543
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,111
Total Municipal (Cost - $4,750)		4,959
U.S. Treasury (17%)
11,270,000	U.S. Treasury Bill, 1.72%, 11/19/19 (j)	11,262
1,000,000	U.S. Treasury Bond, 2.25%, 8/15/46	1,014
3,840,000	U.S. Treasury Note, 1.38%, 8/31/26	3,783
11,840,000	U.S. Treasury Note, 1.63%, 8/15/29	11,771
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (k)	804
Total U.S. Treasury (Cost - $28,687)		28,634
Stocks (1%)
Master Limited Partnership (0%)
15,700	Energy Transfer LP	198
8,200	Enterprise Products Partners LP	213
4,000	Magellan Midstream Partners LP	249
		660
Preferred Stock (0%)
7,500	Bank of America Corp., 6.50%	192
3,840	Goldman Sachs Group Inc., 6.30%	101
3,550	U.S. Bancorp, 6.50%	97
		390
Real Estate Investment Trust (1%)
1,200	AvalonBay Communities Inc.	261
2,200	CoreSite Realty Corp.	259
1,900	Crown Castle International Corp.	264
3,400	Prologis Inc.	298
		1,082
Total Stocks (Cost - $1,874)		2,132
Investment Company (1%)
1,548,218	Payden Cash Reserves Money Market Fund *
	(Cost - $1,548)	1,548
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $203)		59
Total Investments, Before Options Written
(Cost - $165,391) (103%)		169,046
Written Swaptions (0%)
Total Written Swaptions (Cost - $(157))		(47)
Total Investments (Cost - $165,234) (103%)		168,999
Liabilities in excess of Other Assets (-3%)		(4,366)
Net Assets (100%)		$164,633

Annual Report   45

            Payden Strategic Income Fund  continued

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $829 and the total market value of the collateral held by the Fund is $843. Amounts in 000s.

(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)	Security was purchased on a delayed delivery basis.
(j)	Yield to maturity at time of purchase.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
10Y-2Y CMS Index, 2/06/20, Pay Fixed 0.112% at Maturity, Receive	BNP PARIBAS	$41,733	02/06/2020	$—	Call
Pay at Maturity with Strike Cap of 0.205% 10-Year Interest Rate Swap, 02/20/20, Pay Fixed 1.78%	Citibank, N.A.	5,013	02/20/2020	38	Call
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375%	BNP PARIBAS	21,276	02/05/2022	21	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$59

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78%	BNP PARIBAS	$4,499	02/05/2030	$(26)	Put
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR 10-Year Interest Rate Swap, 02/20/20, Receive Fixed 0.4%	Citibank, N.A.	3,508	02/20/2020	(21)	Call
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(47)

46   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 1,233	USD 840	HSBC Bank USA, N.A.	11/21/2019	$11
SEK 23,912	USD 2,472	Barclays Bank PLC	11/25/2019	8
USD 2,487	SEK 23,912	Barclays Bank PLC	11/25/2019	7
USD 2,434	NOK 22,264	Barclays Bank PLC	11/25/2019	13

				39

Liabilities:
CAD 1,114	USD 850	Barclays Bank PLC	11/20/2019	(4)
CAD 1,114	USD 850	HSBC Bank USA, N.A.	11/21/2019	(4)
EUR 1,494	USD 1,677	BNP PARIBAS	01/15/2020	(2)
NOK 22,264	USD 2,483	Barclays Bank PLC	11/25/2019	(61)
USD 838	CAD 1,114	Barclays Bank PLC	11/20/2019	(8)
USD 507	PLN 1,995	Barclays Bank PLC	12/09/2019	(15)
USD 1,658	EUR 1,494	BNP PARIBAS	01/15/2020	(18)
USD 2,747	EUR 2,492	Citibank, N.A.	12/09/2019	(40)
USD 848	AUD 1,233	HSBC Bank USA, N.A.	11/21/2019	(2)
USD 839	CAD 1,114	HSBC Bank USA, N.A.	11/21/2019	(7)
USD 1,013	CAD 1,350	State Street Bank & Trust Co.	12/09/2019	(12)

				(173)

Net Unrealized Appreciation (Depreciation)				$(134)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	252	Dec-19	$—	$(63)	$(63)
U.S. Treasury 10-Year Note Future	10	Dec-19	1,303	(6)	(6)
U.S. Treasury 5-Year Note Future	126	Dec-19	15,020	(38)	(38)
U.S. Ultra Bond Future	8	Dec-19	1,518	(26)	(26)

					(133)

Short Contracts:
3-Month GBP LIBOR Option Future	252	Dec-19	—	17	17
U.S. 10-Year Ultra Future	27	Dec-19	(3,837)	32	32

					49

Total Futures					$(84)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$829
of Assets and Liabilities[1]
Non-cash Collateral[2]	(829)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   47

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Mortgage Backed	32%
Asset Backed	24%
Corporate	24%
Foreign Government	9%
Commercial Paper	5%
Other	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (24%)
456,601	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD
	+ 0.840%), 2.78%, 7/25/27 (a)(b)	$455
600,000	Allegro CLO II-S Ltd. 144A, (3 mo. LIBOR USD
	+ 1.080%), 3.05%, 10/21/28 (a)(b)	600
1,600,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%), 3.50%, 7/15/27 (a)(b)	1,597
1,600,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 0.930%), 2.93%, 7/18/27 (a)(b)	1,600
650,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 2.450%), 4.45%, 7/18/27 (a)(b)	623
700,000	Apres Static CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 1.750%), 3.75%, 1/15/27 (a)(b)	692
3,000,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.500%), 3.41%, 5/15/37 (a)(b)	3,003
1,700,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.700%), 3.61%, 5/15/37 (a)(b)	1,707
2,350,000	Avery Point VI CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.050%), 3.34%, 8/05/27 (a)(b)	2,348
1,213,340	Barings BDC Static CLO Ltd. 2019-1 144A, (3
	mo. LIBOR USD + 1.020%),
	3.02%, 4/15/27 (a)(b)	1,209
1,500,000	Barings BDC Static CLO Ltd. 2019-1 144A, (3
	mo. LIBOR USD + 1.650%),
	3.65%, 4/15/27 (a)(b)	1,490
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR
	USD + 3.250%), 5.22%, 7/20/28 (a)(b)	365
300,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.400%), 3.28%, 12/15/35 (a)(b)	302
1,450,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.700%), 4.58%, 12/15/35 (a)(b)	1,457
450,000	Blackrock European CLO III DAC 144A, (3 mo.
	EURIBOR + 0.850%), 0.85%, 4/15/30
	EUR (a)(b)(c)	500

Principal or Shares	Security Description	Value (000)

2,050,000	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%), 3.20%, 1/20/29 (a)(b)	$2,049
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 3.21%, 9/15/35 (a)(b)	601
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.600%), 3.51%, 9/15/35 (a)(b)	452
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.100%), 4.01%, 9/15/35 (a)(b)	402
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.750%), 4.66%, 9/15/35 (a)(b)	352
450,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	501
1,410,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.230%), 3.33%, 6/09/30 (a)(b)	1,409
1,950,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.090%), 3.06%, 10/20/28 (a)(b)	1,948
500,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%), 3.57%, 10/20/28 (a)(b)	494
1,925,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD
	+ 2.800%), 4.74%, 4/30/31 (a)(b)	1,805
350,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo.
	LIBOR USD + 2.900%), 4.84%, 4/24/31 (a)(b)	327
5,660,000	CIFC Funding 2014-II-R Ltd. 144A, (3 mo.
	LIBOR USD + 1.050%), 2.99%, 4/24/30 (a)(b)	5,641
2,325,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR
	USD + 0.860%), 2.80%, 10/25/27 (a)(b)	2,317
450,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR
	USD + 2.950%), 4.89%, 10/25/27 (a)(b)	429
1,100,000	Clarinda Park CLO DAC 144A, (3 mo.
	EURIBOR + 0.900%), 0.90%, 11/15/29
	EUR (a)(b)(c)	1,226
1,450,000	Clarinda Park CLO DAC 144A, (3 mo.
	EURIBOR + 1.600%), 1.60%, 11/15/29
	EUR (a)(b)(c)	1,619

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,000,000	Clarinda Park CLO DAC 144A, (3 mo.
	EURIBOR + 3.400%), 3.40%, 11/15/29
	EUR (a)(b)(c)	$1,117
250,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%), 3.54%, 10/25/28 (a)(b)	248
922,369	CoreVest American Finance 2018-2 Trust 144A,
	4.03%, 11/15/52 (b)	978
544,766	Countrywide Asset-Backed Certificates,
	4.62%, 10/25/46 (d)	536
300,000	CVC Cordatus Loan Fund III DAV 144A, (3 mo.
	EURIBOR + 2.550%), 2.55%, 8/15/32
	EUR (a)(b)(c)	317
1,670,250	DB Master Finance LLC 144A,
	3.63%, 11/20/47 (b)	1,707
698,250	DB Master Finance LLC 144A,
	3.79%, 5/20/49 (b)	720
2,695,000	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47 (b)	2,712
1,200,000	Drive Auto Receivables Trust 2018-1,
	3.81%, 5/15/24	1,220
3,700,000	Drive Auto Receivables Trust 2019-2,
	3.69%, 8/17/26	3,819
1,000,000	Drive Auto Receivables Trust 2019-3,
	3.18%, 10/15/26	1,018
1,091,750	Driven Brands Funding LLC 144A,
	4.64%, 4/20/49 (b)	1,157
892,800	Driven Brands Funding LLC 144A,
	5.22%, 7/20/45 (b)	923
1,650,000	Dryden 36 Senior Loan Fund 144A, (3 mo.
	LIBOR USD + 1.750%), 3.75%, 4/15/29 (a)(b)	1,650
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo.
	EURIBOR + 0.870%), 0.87%, 10/15/31
	EUR (a)(b)(c)	722
945,000	First Investors Auto Owner Trust 2019-1 144A,
	3.55%, 4/15/25 (b)	969
2,000,000	First Investors Auto Owner Trust 2019-2 144A,
	2.80%, 12/15/25 (b)	2,008
438,750	FOCUS Brands Funding LLC 144A,
	3.86%, 4/30/47 (b)	443
1,547,806	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.790%), 2.95%, 11/15/26 (a)(b)	1,547
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.300%), 3.21%, 2/22/36 (a)(b)	502
600,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.600%), 3.51%, 2/22/36 (a)(b)	603
800,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.900%), 3.81%, 2/22/36 (a)(b)	806
1,700,000	Grand Avenue CRE 2019-FL1 144A, (1 mo.
	LIBOR USD + 1.500%), 3.41%, 6/15/37 (a)(b)	1,709
1,050,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.550%), 3.58%, 9/15/28 (a)(b)	1,049

Principal or Shares	Security Description	Value (000)

250,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.18%, 9/15/28 (a)(b)	$249
350,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.650%), 4.68%, 9/15/28 (a)(b)	347
2,100,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 1.180%),
	3.44%, 9/15/37 (a)(b)	2,110
2,300,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.400%),
	4.66%, 9/15/37 (a)(b)	2,316
2,000,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.750%),
	5.01%, 9/15/37 (a)(b)	2,023
2,300,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR
	USD + 1.950%), 3.95%, 4/17/30 (a)(b)	2,300
1,000,000	Grippen Park Clo Ltd. 144A, (3 mo. LIBOR
	USD + 1.650%), 3.62%, 1/20/30 (a)(b)	995
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd.
	144A, (3 mo. LIBOR USD + 1.650%),
	3.59%, 7/25/27 (a)(b)	498
2,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR
	+ 1.140%), 1.14%, 7/15/32 EUR (a)(b)(c)	2,574
1,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR
	+ 1.800%), 1.80%, 7/15/32 EUR (a)(b)(c)	1,453
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 2.99%, 8/15/28 (a)(b)	251
450,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 2.350%), 4.26%, 8/15/28 (a)(b)	452
250,000	ICG U.S. CLO 2015-2 Ltd. 144A, (3 mo. LIBOR
	USD + 0.850%), 2.85%, 1/16/28 (a)(b)	249
400,000	ICG U.S. CLO 2015-2 Ltd. 144A, (3 mo. LIBOR
	USD + 2.450%), 4.45%, 1/16/28 (a)(b)	382
400,000	ICG U.S. CLO 2017-1 Ltd. 144A, (3 mo. LIBOR
	USD + 1.650%), 3.59%, 4/28/29 (a)(b)	396
621,822	Invitation Homes 2018-SFR3 Trust 144A, (1
	mo. LIBOR USD + 1.000%),
	2.89%, 7/17/37 (a)(b)	624
261,118	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 0.950%), 2.92%, 4/21/25 (a)(b)	261
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 1.450%), 3.42%, 4/21/25 (a)(b)	249
550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36 (a)(b)	552
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.350%), 3.23%, 6/15/36 (a)(b)	301
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.600%), 3.48%, 6/15/36 (a)(b)	201
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.000%), 3.88%, 6/15/36 (a)(b)	202
1,500,000	LCM XVIII LP 144A, (3 mo. LIBOR USD
	+ 1.240%), 3.24%, 7/15/27 (a)(b)	1,497
950,000	LCM XVIII LP 144A, (3 mo. LIBOR USD
	+ 1.750%), 3.75%, 7/15/27 (a)(b)	951

Annual Report   49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

750,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 3.01%, 10/20/27 (a)(b)	$750
800,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 3.57%, 12/22/35 (a)(b)	805
1,200,000	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 3.04%, 5/15/28 (a)(b)	1,199
1,300,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 3.41%, 5/15/36 (a)(b)	1,302
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.92%, 4/19/30 (a)(b)	750
1,340,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 4.82%, 4/19/30 (a)(b)	1,303
1,050,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 3.06%, 6/15/28 (a)(b)	1,052
150,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 3.46%, 6/15/28 (a)(b)	150
720,000	Neuberger Berman CLO XVI-S Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.85%, 1/15/28 (a)(b)	720
1,000,000	NLY Commercial Mortgage Trust 144A, (1 mo. LIBOR USD + 1.600%), 3.51%, 2/15/36 (a)(b)	1,007
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 4.84%, 4/26/31 (a)(b)	360
350,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.77%, 10/20/26 (a)(b)	349
735,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.85%, 7/15/27 (a)(b)	734
1,100,000	OneMain Financial Issuance Trust 2019-1 144A, 4.22%, 2/14/31 (b)	1,147
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 3.54%, 4/30/27 (a)(b)	446
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 4.94%, 4/30/27 (a)(b)	278
3,550,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 3.000%), 4.94%, 7/30/27 (a)(b)	3,280
1,950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 3.80%, 5/21/29 (a)(b)	1,941
3,150,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 5.30%, 5/21/29 (a)(b)	3,092
752,400	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	770
1,980,000	Planet Fitness Master Issuer LLC 144A, 4.67%, 9/05/48 (b)	2,073
400,000	Progress Residential 2018-SFR3 Trust 144A, 4.08%, 10/17/35 (b)	410
1,250,000	Progress Residential 2019-SFR2 Trust 144A, 3.79%, 5/17/36 (b)	1,284
2,350,000	Progress Residential 2019-SFR4 Trust 144A, 2.94%, 10/17/36 (b)	2,360
1,850,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.250%), 3.25%, 1/15/29 (a)(b)	1,851
1,500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.850%), 3.85%, 1/15/29 (a)(b)	1,500

Principal or Shares	Security Description	Value (000)

850,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 3.22%, 12/20/28 (a)(b)	$849
300,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 4.16%, 12/20/28 (a)(b)	292
2,250,000	RR 6 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 3.60%, 4/15/30 (a)(b)	2,243
1,200,000	Santander Drive Auto Receivables Trust 2019-2, 3.22%, 7/15/25	1,226
450,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 2.89%, 10/20/27 (a)(b)	450
573,521	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR USD + 0.950%), 2.86%, 1/17/35 (a)(b)	573
1,700,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 2.99%, 7/15/38 (a)(b)	1,704
3,550,000	Symphony CLO XIV Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.95%, 7/14/26 (a)(b)	3,550
2,050,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 2.88%, 4/15/28 (a)(b)	2,045
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 2.650%), 4.65%, 4/15/28 (a)(b)	439
1,389,500	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	1,430
386,944	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%), 3.13%, 10/20/26 (a)(b)	388
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 2.86%, 10/15/27 (a)(b)	249
1,000,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 3.01%, 11/15/37 (a)(b)	1,002
250,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 4.18%, 11/15/37 (a)(b)	252
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 2.89%, 4/15/29 (a)(b)	895
770,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 2.88%, 4/15/27 (a)(b)	768
2,300,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 3.15%, 10/20/28 (a)(b)	2,300
1,300,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 1.170%), 3.17%, 4/15/29 (a)(b)	1,301
2,456,250	Wendy’s Funding LLC 144A, 3.57%, 3/15/48 (b)	2,535
897,750	Wendy’s Funding LLC 144A, 3.78%, 6/15/49 (b)	928
550,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	564
4,600,000	Westlake Automobile Receivables Trust 2019-1 144A, 3.67%, 3/15/24 (b)	4,688
3,400,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.72%, 11/15/24 (b)	3,410
845,750	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	883
Total Asset Backed (Cost - $155,291)		155,310
Bank Loans(e) (2%)
636,615	1011778 BCULC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.04%, 2/16/24	639

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,740,000	American Airlines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.92%, 12/14/23	$1,740
762,261	Axalta Coating Systems U.S. Holdings Inc. Term
	Loan B3 1L, (LIBOR USD 1-Month + 1.750%),
	3.85%, 6/01/24	762
1,064,271	Charter Communications Operating LLC Term
	Loan B2 1L, (LIBOR USD 1-Month + 1.750%),
	3.58%, 2/01/27	1,070
518,256	Crown Americas LLC Term Loan B 1L, (LIBOR
	USD 1-Month + 2.000%), 4.00%, 4/03/25	522
96,000	Hilton Worldwide Finance LLC Term Loan B2
	1L, (LIBOR USD 1-Month + 1.750%),
	3.57%, 6/22/26	96
747,412	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.63%, 4/03/25	750
1,428,787	Live Nation Entertainment Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 1.750%),
	3.69%, 10/16/26	1,433
1,628,269	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 2/22/24	1,633
953,618	SBA Senior Finance II LLC Term Loan B 1L,
	(LIBOR USD 1-Month + 2.000%),
	3.79%, 4/11/25	957
518,162	Vistra Operations Co. LLC Term Loan B1 1L,
	(LIBOR USD 1-Month + 2.000%),
	3.79%, 8/04/23	520
760,000	WMG Acquisition Corp. Term Loan F 1L,
	(LIBOR USD 1-Month + 2.125%),
	3.91%, 11/01/23	761
1,741,206	Wyndham Hotels & Resorts Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 1.750%),
	3.54%, 5/30/25	1,751
Total Bank Loans (Cost - $12,506)		12,634
Commercial Paper (5%)
5,500,000	Duke Energy Corp., 1.90%, 11/12/19 (f)	5,496
6,200,000	Keurig Dr Pepper Inc., 2.17%, 11/08/19 (f)	6,197
6,000,000	Nutrien Ltd., 2.05%, 11/14/19 (f)	5,995
6,000,000	Peoples Gas Light & Coke, 1.72%, 11/01/19 (f)	6,000
6,000,000	Xcel Energy Inc., 2.02%, 6/11/19 (f)	5,998
Total Commercial Paper (Cost - $29,688)		29,686
Common Stock (0%)
300,000	T-Mobile USA Inc., Escrow (g)
	(Cost - $ — )	—
Corporate Bond (24%)
1,580,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	1,655
450,000	ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (h)	471
1,100,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 4.50%, 5/15/21	1,138
430,000	Alcoa Nederland Holding BV 144A,
	6.75%, 9/30/24 (b)	454
1,000,000	Alexandria Real Estate Equities Inc.,
	4.00%, 1/15/24	1,071
2,300,000	Alimentation Couche-Tard Inc. 144A,
	2.70%, 7/26/22 (b)	2,328
978,000	Allergan Sales LLC 144A, 4.88%, 2/15/21 (b)	1,005

Principal or Shares	Security Description	Value (000)

1,000,000	Allergan Sales LLC 144A, 5.00%, 12/15/21 (b)	$1,050
500,000	Allison Transmission Inc. 144A,
	5.88%, 6/01/29 (b)	540
1,900,000	Anheuser-Busch InBev Worldwide Inc.,
	4.15%, 1/23/25	2,078
1,000,000	Anthem Inc., 2.95%, 12/01/22	1,024
900,000	Anthem Inc., 3.70%, 8/15/21	923
1,000,000	ANZ New Zealand Int’l Ltd. 144A,
	3.40%, 3/19/24 (b)	1,048
1,150,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	1,209
1,100,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	1,214
270,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	280
800,000	Aviation Capital Group LLC 144A, (3 mo.
	LIBOR USD + 0.950%), 3.08%, 6/01/21 (a)(b)	802
880,000	Avolon Holdings Funding Ltd. 144A,
	3.63%, 5/01/22 (b)	899
800,000	Avolon Holdings Funding Ltd. 144A,
	3.95%, 7/01/24 (b)	832
690,000	Banco de Credito del Peru 144A,
	2.70%, 1/11/25 (b)	687
1,060,000	Banco Internacional del Peru SAA Interbank
	144A, 3.25%, 10/04/26 (b)	1,060
1,200,000	Banco Santander SA, 2.71%, 6/27/24	1,219
2,400,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.870%), 2.46%, 10/22/25 (a)	2,415
440,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.160%), 3.12%, 1/20/23 (a)	449
1,350,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%),
	4.61%, 2/15/23 (a)	1,411
1,200,000	Bayer U.S. Finance II LLC 144A,
	3.88%, 12/15/23 (b)	1,258
1,300,000	Becton Dickinson Euro Finance Sarl,
	0.63%, 6/04/23 EUR (c)	1,465
1,400,000	Bristol-Myers Squibb Co. 144A,
	2.90%, 7/26/24 (b)	1,452
240,000	CCO Holdings LLC/CCO Holdings Capital Corp.
	144A, 4.00%, 3/01/23 (b)	245
1,055,000	CDW LLC/CDW Finance Corp.,
	5.50%, 12/01/24	1,180
185,000	Celgene Corp., 2.75%, 2/15/23	189
480,000	Centene Corp., 4.75%, 5/15/22	492
600,000	CenterPoint Energy Inc., 2.50%, 9/01/24	604
490,000	CenturyLink Inc., 5.63%, 4/01/20	498
1,500,000	CenturyLink Inc., 5.80%, 3/15/22	1,592
1,800,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
	4.46%, 7/23/22	1,893
320,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
	4.50%, 2/01/24	344
1,170,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	1,300
860,000	Cigna Corp., 3.40%, 9/17/21	881
1,485,000	Cigna Corp., 3.75%, 7/15/23	1,557
700,000	CIT Bank NA, (SOFR + 1.715%),
	2.97%, 9/27/25 (a)	707

Annual Report   51

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,800,000	Citigroup Inc., (SOFR + 0.867%), 2.31%, 11/04/22 (a)	$1,806
750,000	Citigroup Inc., 2.70%, 10/27/22	763
300,000	Citigroup Inc., 2.75%, 4/25/22	305
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,221
350,000	Comcast Corp., 3.70%, 4/15/24	375
800,000	Conagra Brands Inc., 3.80%, 10/22/21	826
210,000	Covanta Holding Corp., 5.88%, 3/01/24	216
695,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	693
1,600,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	1,668
600,000	CSC Holdings LLC 144A, 5.38%, 7/15/23 (b)	616
550,000	CSC Holdings LLC, 6.75%, 11/15/21	594
2,390,000	CVS Health Corp., 3.70%, 3/09/23	2,493
850,000	CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24	878
750,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	775
750,000	DH Europe Finance II Sarl, 0.20%, 3/18/26 EUR (c)	829
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	373
650,000	Dollar Tree Inc., 3.70%, 5/15/23	681
1,350,000	Dominion Energy Inc., 2.72%, 8/15/21	1,363
1,180,000	DuPont de Nemours Inc., 4.21%, 11/15/23	1,265
685,000	Enbridge Inc., 2.90%, 7/15/22	700
1,110,000	Encompass Health Corp., 5.75%, 11/01/24	1,125
205,000	Energy Transfer Operating LP, 3.60%, 2/01/23	211
250,000	Energy Transfer Operating LP, 4.20%, 9/15/23	264
325,000	Energy Transfer Operating LP, 4.25%, 3/15/23	341
1,400,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,488
1,140,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,129
150,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	173
1,200,000	Evergy Inc., 2.45%, 9/15/24	1,208
500,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	570
400,000	Fidelity National Information Services Inc., 2.60%, 5/21/25 GBP (c)	545
1,800,000	Fiserv Inc., 2.75%, 7/01/24	1,842
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,740
450,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	450
1,400,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	1,408
700,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	703
1,350,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	1,385
525,000	GLP Capital LP/GLP Financing II Inc., 4.38%, 4/15/21	537
700,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	710
600,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	631
581,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	626
640,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	652
450,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.055%), 3.26%, 3/13/23 (a)	460

Principal or Shares	Security Description	Value (000)

1,200,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.987%), 3.95%, 5/18/24 (a)	$1,260
900,000	Humana Inc., 2.90%, 12/15/22	918
155,000	Husky Energy Inc., 3.95%, 4/15/22	160
440,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	445
300,000	IHO Verwaltungs GmbH 144A, 3.63%, 5/15/25 EUR (b)(c)	343
500,000	IHO Verwaltungs GmbH 144A, 6.00%, 5/15/27 (b)	518
1,800,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	1,887
1,300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	1,430
330,000	ING Groep NV, 4.10%, 10/02/23	352
340,000	International Lease Finance Corp., 4.63%, 4/15/21	352
1,205,000	Iron Mountain Inc., 5.75%, 8/15/24	1,219
1,435,000	JPMorgan Chase & Co., (SOFR + 1.160%), 2.30%, 10/15/25 (a)	1,433
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (a)	855
445,000	Level 3 Financing Inc., 5.13%, 5/01/23	452
1,400,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%), 2.91%, 11/07/23 (a)	1,420
1,250,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	1,248
1,715,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	1,754
650,000	Medtronic Global Holdings SCA, 0.25%, 7/02/25 EUR (c)	730
450,000	Meritage Homes Corp., 7.00%, 4/01/22	493
1,350,000	MGM Resorts International, 6.63%, 12/15/21	1,466
250,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	257
129,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (b)	136
1,100,000	Mitsubishi UFJ Financial Group Inc., 2.19%, 9/13/21	1,102
1,200,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	1,215
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	418
1,200,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	1,209
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24 EUR (a)(c)	794
440,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	452
800,000	National Bank of Canada 144A, 2.15%, 10/07/22 (b)	802
1,500,000	NextEra Energy Capital Holdings Inc., 2.40%, 9/01/21	1,512
1,180,000	Nissan Motor Acceptance Corp. 144A, 3.15%, 3/15/21 (b)	1,193
300,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	311
1,100,000	Occidental Petroleum Corp., 2.60%, 8/13/21	1,107
1,150,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,163

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

210,000	ONEOK Inc., 4.25%, 2/01/22	$218
1,455,000	ONEOK Partners LP, 5.00%, 9/15/23	1,587
900,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (b)	961
950,000	PayPal Holdings Inc., 2.20%, 9/26/22	956
345,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.30%, 4/01/21 (b)	350
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.45%, 7/01/24 (b)	1,043
575,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.65%, 7/29/21 (b)	589
1,150,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	1,163
1,240,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (b)	1,275
1,850,000	Ryder System Inc., 2.50%, 9/01/24	1,867
460,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	514
1,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,725
455,000	SBA Communications Corp., 4.00%, 10/01/22	466
2,800,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (b)	2,832
220,000	Service Corp. International, 5.38%, 5/15/24	227
1,100,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	1,123
1,300,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	1,316
1,230,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (b)	1,257
200,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (b)	211
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	342
1,050,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	1,059
1,520,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	1,529
800,000	Sumitomo Mitsui Financial Group Inc., 2.93%, 3/09/21	809
1,218,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	1,253
1,500,000	SunTrust Bank, 2.80%, 5/17/22	1,529
400,000	Takeda Pharmaceutical Co. Ltd. 144A, 0.38%, 11/21/20 EUR (b)(c)	448
300,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.13%, 11/21/22 EUR (b)(c)	346
650,000	Takeda Pharmaceutical Co. Ltd. 144A, 4.00%, 11/26/21 (b)	674
1,470,000	Tenet Healthcare Corp., 4.63%, 7/15/24	1,520
100,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	99
800,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	884
200,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 EUR (c)	208
340,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	324
2,000,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	1,735

Principal or Shares	Security Description	Value (000)

1,150,000	Thermo Fisher Scientific Inc., 0.13%, 3/01/25 EUR (c)	$1,275
300,000	T-Mobile USA Inc., 6.50%, 1/15/24	312
1,500,000	UBS Group AG 144A, 3.49%, 5/23/23 (b)	1,547
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	91
850,000	Ventas Realty LP, 3.50%, 4/15/24	893
1,000,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (b)	1,025
250,000	Vodafone Group PLC, 3.75%, 1/16/24	264
1,250,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (b)	1,296
900,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	965
1,525,000	WEA Finance LLC 144A, 3.15%, 4/05/22 (b)	1,556
700,000	Wells Fargo & Co., 2.50%, 3/04/21	705
1,500,000	Welltower Inc., 4.00%, 6/01/25	1,626
1,140,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	1,142
Total Corporate Bond (Cost - $151,793)		155,099
Foreign Government (9%)
380,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (b)	407
1,600,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	1,670
733,333	Dominican Republic International Bond, 7.50%, 5/06/21 (h)	765
700,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (b)	719
1,100,000	Egypt Government International Bond 144A, 5.75%, 4/29/20 (b)	1,116
450,000	Egypt Government International Bond, 5.75%, 4/29/20 (h)	457
1,700,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	1,762
2,400,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (h)	2,454
1,900,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	2,017
800,000	Georgia Government International Bond, 6.88%, 4/12/21 (h)	849
1,500,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	1,638
350,000	Ghana Government International Bond, 7.88%, 8/07/23 (h)	382
350,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (b)	364
2,141,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	2,303
610,000	Guatemala Government Bond, 5.75%, 6/06/22 (h)	656
1,700,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	1,808
1,350,000	Honduras Government International Bond, 8.75%, 12/16/20 (h)	1,436
1,910,000,000	Japan Treasury Discount Bill, 0.00%, 11/11/19 JPY (c)(f)	17,687
1,550,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	1,816

Annual Report   53

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

400,000	Mongolia Government International Bond 144A,
	5.63%, 5/01/23 (b)	$410
1,520,000	Mongolia Government International Bond 144A,
	10.88%, 4/06/21 (b)	1,670
200,000	Mongolia Government International Bond,
	10.88%, 4/06/21 (h)	220
2,650,000	Nigeria Government International Bond 144A,
	6.75%, 1/28/21 (b)(i)	2,749
620,000	Nigeria Government International Bond,
	6.75%, 1/28/21 (h)	643
1,800,000	Qatar Government International Bond 144A,
	3.38%, 3/14/24 (b)	1,884
1,140,000	Republic of Belarus International Bond 144A,
	6.88%, 2/28/23 (b)	1,228
880,000	Republic of South Africa Government
	International Bond, 5.50%, 3/09/20	890
1,750,000	Republic of South Africa Government
	International Bond, 5.88%, 5/30/22	1,885
290,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	315
250,000	Senegal Government International Bond,
	8.75%, 5/13/21 (h)	272
600,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22 (b)	608
1,400,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	1,425
600,000	Sri Lanka Government International Bond 144A, 6.35%, 6/28/24 (b)	610
Total Foreign Government (Cost - $54,583)		55,115
Mortgage Backed (32%)
559,097	Alternative Loan Trust 2005-56, (1 mo. LIBOR
	USD + 0.730%), 2.55%, 11/25/35 (a)	578
1,638,482	Alternative Loan Trust 2006-25CB,
	6.00%, 10/25/36	1,395
267,752	Alternative Loan Trust 2006-2CB,
	6.00%, 3/25/36	205
203,262	Alternative Loan Trust 2006-45T1,
	6.00%, 2/25/37	146
411,563	Alternative Loan Trust 2006-HY11, (1 mo.
	LIBOR USD + 0.120%), 1.94%, 6/25/36 (a)	396
723,512	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	536
852,940	Alternative Loan Trust 2007-15CB,
	5.75%, 7/25/37	764
527,021	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	467
169,891	American Home Mortgage Investment Trust
	2006-3, (6 mo. LIBOR USD + 1.750%),
	3.81%, 12/25/36 (a)	151
449,283	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.200%), 3.09%, 11/14/35 (a)(b)	450
249,602	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%), 3.29%, 11/14/35 (a)(b)	250
1,900,000	BAMLL Commercial Mortgage Securities Trust
	2015-200P 144A, 3.60%, 4/14/33 (b)(d)	1,998
126,966	Banc of America Funding 2005-H Trust,
	3.92%, 11/20/35 (d)	115

Principal or Shares	Security Description	Value (000)

5,049,269	BANK 2018-BNK13, 0.52%, 8/15/61 (d)	$170
2,307,000	BBCMS 2018-TALL Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.722%),
	2.64%, 3/15/37 (a)(b)	2,305
1,808,000	BBCMS 2018-TALL Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.971%),
	2.88%, 3/15/37 (a)(b)	1,807
485,557	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 0.950%), 2.83%, 8/15/35 (a)(b)	487
200,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 1.400%), 3.28%, 8/15/35 (a)(b)	200
161,878	Bear Stearns ALT-A Trust 2006-6,
	4.03%, 11/25/36 (d)	151
103,068	Bear Stearns ARM Trust 2007-3,
	4.33%, 5/25/47 (d)	98
9,952,759	BENCHMARK 2018-B4, 0.54%, 7/15/51 (d)	351
471,167	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.300%),
	3.21%, 11/15/35 (a)(b)	473
392,639	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.800%),
	3.71%, 11/15/35 (a)(b)	394
2,238,044	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 2.050%),
	3.96%, 11/15/35 (a)(b)	2,250
1,200,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 1.800%),
	3.80%, 10/15/36 (a)(b)	1,205
2,150,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 2.000%),
	4.00%, 10/15/36 (a)(b)	2,158
2,600,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 2.300%),
	4.30%, 10/15/36 (a)(b)	2,611
404,469	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 0.870%), 2.75%, 6/15/35 (a)(b)	405
550,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.950%), 3.83%, 6/15/35 (a)(b)	550
3,060,000	Caesars Palace Las Vegas Trust 2017-VICI 144A,
	4.35%, 10/15/34 (b)(d)	3,182
15,604,028	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52 (d)	1,323
1,200,000	CGDBB Commercial Mortgage Trust
	2017-BIOC 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.06%, 7/15/32 (a)(b)	1,201
2,600,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 1.500%),
	3.41%, 6/15/34 (a)(b)	2,606
1,600,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.350%),
	4.26%, 6/15/34 (a)(b)	1,603
1,050,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.608%),
	4.52%, 6/15/34 (a)(b)	1,044

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

169,533	CHL Mortgage Pass-Through Trust 2004-29,
	2.83%, 2/25/35 (d)	$154
119,424	CHL Mortgage Pass-Through Trust 2006-HYB1,
	4.00%, 3/20/36 (d)	114
183,102	CHL Mortgage Pass-Through Trust 2007-HYB2,
	3.72%, 2/25/47 (d)	170
1,400,000	COMM 2015-3BP Mortgage Trust 144A,
	3.24%, 2/10/35 (b)(d)	1,419
80,360	Connecticut Avenue Securities Trust 2018-R07
	144A, (1 mo. LIBOR USD + 0.750%),
	2.57%, 4/25/31 (a)(b)	80
384,603	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 0.850%),
	2.67%, 7/25/31 (a)(b)	385
700,000	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 2.450%),
	4.27%, 7/25/31 (a)(b)	706
600,000	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 4.350%),
	6.17%, 7/25/31 (a)(b)	644
1,300,000	Connecticut Avenue Securities Trust 2019-R02
	144A, (1 mo. LIBOR USD + 4.150%),
	5.97%, 8/25/31 (a)(b)	1,393
1,788,837	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 0.750%),
	2.57%, 9/25/31 (a)(b)	1,790
1,300,000	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 2.150%),
	3.97%, 9/25/31 (a)(b)	1,306
1,050,000	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 4.100%),
	5.92%, 9/25/31 (a)(b)	1,121
2,976,646	Connecticut Avenue Securities Trust 2019-R06
	144A, (1 mo. LIBOR USD + 0.750%),
	2.57%, 9/25/39 (a)(b)	2,979
2,200,000	Connecticut Avenue Securities Trust 2019-R06
	144A, (1 mo. LIBOR USD + 2.100%),
	3.92%, 9/25/39 (a)(b)	2,206
1,000,000	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 3.400%),
	5.22%, 10/25/39 (a)(b)	997
2,350,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 0.980%), 2.89%, 5/15/36 (a)(b)	2,358
2,800,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.06%, 5/15/36 (a)(b)	2,814
1,100,000	CSMC Trust 2017-MOON 144A,
	3.20%, 7/10/34 (b)(d)	1,093
357,582	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB1, 5.60%, 2/25/36 (d)	359
191,790	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB4, 6.00%, 10/25/36 (d)	184

Principal or Shares	Security Description	Value (000)

96,008	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB4, 6.00%, 10/25/36	$92
1,100,000	Exantas Capital Corp. 2019-RSO7 Ltd. 144A, (1
	mo. LIBOR USD + 1.500%),
	3.38%, 4/15/36 (a)(b)	1,103
326,264	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%), 2.37%, 1/25/30 (a)	326
3,630,595	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.600%), 2.42%, 7/25/30 (a)	3,632
1,248,532	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.650%), 2.47%, 5/25/30 (a)	1,249
506,034	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.650%), 2.47%, 8/25/30 (a)	506
102,407	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.850%),
	2.67%, 11/25/29 (a)	102
190,653	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.150%), 2.97%, 9/25/29 (a)	191
222,841	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%), 3.12%, 4/25/29 (a)	223
2,910,764	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%), 3.12%, 7/25/29 (a)	2,916
1,100,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.000%), 3.82%, 3/25/31 (a)	1,103
1,300,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.100%), 3.92%, 3/25/31 (a)	1,305
3,900,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.150%),
	3.97%, 10/25/30 (a)	3,925
3,350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%), 4.02%, 8/25/30 (a)	3,379
2,310,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.250%), 4.07%, 7/25/30 (a)	2,335
859,620	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 3.000%), 4.82%, 7/25/24 (a)	903
2,300,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 3.000%),
	4.82%, 10/25/29 (a)	2,396
228,305	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.000%), 5.82%, 5/25/25 (a)	241
1,400,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.100%), 5.92%, 3/25/31 (a)	1,497
350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%), 6.07%, 1/25/29 (a)	370
171,502	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.550%), 6.37%, 2/25/25 (a)	177
153,602	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%), 6.82%, 7/25/25 (a)	166
82,748	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%), 6.82%, 7/25/25 (a)	88
308,829	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.700%), 7.52%, 4/25/28 (a)	338
346,989	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 6.000%), 7.82%, 9/25/28 (a)	379
170,363	First Horizon Alternative Mortgage Securities
	Trust 2006-AA5, 4.22%, 9/25/36 (d)	159

Annual Report   55

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

152,824	First Horizon Alternative Mortgage Securities
	Trust 2006-FA2, 6.00%, 5/25/36	$118
495,804	Flagstar Mortgage Trust 2018-1 144A,
	3.50%, 3/25/48 (b)(d)	506
4,100,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 0.750%), 2.57%, 9/25/49 (a)(b)	4,104
2,500,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(b)	2,499
1,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 3.000%), 4.82%, 9/25/49 (a)(b)	1,915
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 7.500%), 9.32%, 9/25/49 (a)(b)	808
4,208,757	Freddie Mac Stacr Trust 2018-HQA2 144A, (1
	mo. LIBOR USD + 0.750%),
	2.57%, 10/25/48 (a)(b)	4,214
4,150,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1
	mo. LIBOR USD + 2.300%),
	4.12%, 10/25/48 (a)(b)	4,188
823,453	Freddie Mac STACR Trust 2019-DNA1 144A, (1
	mo. LIBOR USD + 0.900%),
	2.72%, 1/25/49 (a)(b)	824
2,800,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1
	mo. LIBOR USD + 2.650%),
	4.47%, 1/25/49 (a)(b)	2,841
844,655	Freddie Mac STACR Trust 2019-DNA2 144A, (1
	mo. LIBOR USD + 0.800%),
	2.62%, 3/25/49 (a)(b)	845
2,950,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1
	mo. LIBOR USD + 2.450%),
	4.27%, 3/25/49 (a)(b)	2,975
550,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1
	mo. LIBOR USD + 4.350%),
	6.17%, 3/25/49 (a)(b)	593
1,100,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1
	mo. LIBOR USD + 0.700%),
	2.58%, 10/25/49 (a)(b)	1,099
2,800,000	Freddie Mac STACR Trust 2019-FTR2 144A, (1
	mo. LIBOR USD + 0.950%),
	2.77%, 11/25/48 (a)(b)	2,803
406,349	Freddie Mac Stacr Trust 2019-HQA1 144A, (1
	mo. LIBOR USD + 0.900%),
	2.72%, 2/25/49 (a)(b)	407
600,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1
	mo. LIBOR USD + 2.350%),
	4.17%, 2/25/49 (a)(b)	605
722,540	Freddie Mac STACR Trust 2019-HQA2 144A, (1
	mo. LIBOR USD + 0.700%),
	2.52%, 4/25/49 (a)(b)	723
650,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1
	mo. LIBOR USD + 2.050%),
	3.87%, 4/25/49 (a)(b)	652
1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1
	mo. LIBOR USD + 4.100%),
	5.92%, 4/25/49 (a)(b)	1,632

Principal or Shares	Security Description	Value (000)

251,351	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 0.700%),
	2.52%, 9/25/30 (a)	$251
1,190,302	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 0.750%),
	2.57%, 3/25/30 (a)	1,191
250,548	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%),
	3.02%, 7/25/29 (a)	251
95,549	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%),
	3.02%, 8/25/29 (a)	96
3,110,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.800%),
	3.62%, 7/25/30 (a)	3,112
3,725,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%),
	4.12%, 9/25/30 (a)	3,756
450,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.16%, 8/25/48 (b)(d)	455
168,909	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.16%, 8/25/48 (b)(d)	170
2,675,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.350%),
	4.17%, 4/25/30 (a)	2,713
1,750,795	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.450%),
	4.27%, 12/25/42 (a)	1,771
3,350,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.500%),
	4.32%, 3/25/30 (a)	3,421
1,950,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	6.42%, 12/25/42 (a)	2,104
1,254,598	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%),
	13.07%, 10/25/29 (a)	1,568
268,209	GreenPoint MTA Trust 2005-AR1, (1 mo.
	LIBOR USD + 0.440%), 2.26%, 6/25/45 (a)	258
1,557,000	GS Mortgage Securities Corp. Trust 2017-500K
	144A, (1 mo. LIBOR USD + 1.500%),
	3.41%, 7/15/32 (a)(b)	1,560
750,000	GS Mortgage Securities Corp. Trust 2017-500K
	144A, (1 mo. LIBOR USD + 1.800%),
	3.71%, 7/15/32 (a)(b)	752
1,150,000	GS Mortgage Securities Corp. Trust 2017-500K
	144A, (1 mo. LIBOR USD + 2.500%),
	4.41%, 7/15/32 (a)(b)	1,143
2,500,000	GS Mortgage Securities Corp. Trust 2019-SOHO
	144A, (1 mo. LIBOR USD + 1.875%),
	3.79%, 6/15/36 (a)(b)	2,498
162,483	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR USD + 0.350%),
	2.17%, 3/25/35 (a)(b)	152
228,317	GSMPS Mortgage Loan Trust 2005-RP3 144A,
	(1 mo. LIBOR USD + 0.350%),
	2.17%, 9/25/35 (a)(b)	203

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

69,758	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%), 2.68%, 8/25/29 (a)	$68
350,295	IndyMac INDX Mortgage Loan Trust
	2006-AR29, (1 mo. LIBOR USD + 0.250%),
	2.07%, 11/25/36 (a)	345
1,731,250	IndyMac INDX Mortgage Loan Trust
	2006-AR35, (1 mo. LIBOR USD + 0.180%),
	2.00%, 1/25/37 (a)	1,673
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A,
	(1 mo. LIBOR USD + 3.100%),
	5.01%, 1/15/33 (a)(b)	301
7,598,192	JP Morgan Alternative Loan Trust,
	6.00%, 12/25/35	5,046
900,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-WIKI 144A,
	4.01%, 10/05/31 (b)(d)	912
1,350,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-BCON 144A,
	3.76%, 1/05/31 (b)(d)	1,330
850,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-BCON 144A,
	3.76%, 1/05/31 (b)(d)	862
1,877,695	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-LAQ 144A, (1 mo. LIBOR
	USD + 1.000%), 2.91%, 6/15/32 (a)(b)	1,881
251,962	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-PHH 144A, (1 mo. LIBOR
	USD + 0.910%), 2.82%, 6/15/35 (a)(b)	252
260,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-PHH 144A, (1 mo. LIBOR
	USD + 1.160%), 3.07%, 6/15/35 (a)(b)	260
131,559	JP Morgan Mortgage Trust 2006-A3,
	4.16%, 5/25/36 (d)	132
115,636	JP Morgan Mortgage Trust 2006-A3,
	4.16%, 5/25/36 (d)	116
64,142	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (b)(d)	64
930,419	JP Morgan Mortgage Trust 2017-5 144A,
	3.16%, 10/26/48 (b)(d)	945
5,981,611	LCCM 2017-LC26 144A, 1.49%, 7/12/50 (b)(d)	488
370,000	Madison Avenue Trust 2013-650M 144A,
	4.03%, 10/12/32 (b)(d)	369
301,408	Merrill Lynch Mortgage Backed Securities Trust
	Series 2007-2, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 2.400%),
	4.14%, 8/25/36 (a)	301
2,385,060	Morgan Stanley Capital I Trust 2018-H3,
	0.84%, 7/15/51 (d)	136
900,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 1.700%), 3.50%, 10/15/49 (a)(b)	911
800,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 3.250%), 5.05%, 10/15/49 (a)(b)	827
4,641,974	NACC Reperforming Loan REMIC Trust
	2004-R1 144A, 6.50%, 3/25/34 (b)	4,603

Principal or Shares	Security Description	Value (000)

1,066,508	NACC Reperforming Loan REMIC Trust
	2004-R1 144A, 7.50%, 3/25/34 (b)	$1,096
487,909	New Residential Mortgage Loan Trust 2014-3
	144A, 5.63%, 11/25/54 (b)(d)	539
380,081	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%),
	3.32%, 6/25/57 (a)(b)	387
1,000,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.420%), 3.31%, 4/14/36 (a)(b)	1,003
515,219	RALI Series 2005-QA4 Trust,
	4.52%, 4/25/35 (d)	471
198,248	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	193
3,235,169	RALI Series 2007-QS10 Trust, 6.50%, 9/25/37	3,181
564,464	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	528
2,215,364	Residential Asset Securitization Trust
	2006-A4IP, 6.62%, 5/25/36 (d)	1,459
483,540	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%), 1.56%, 8/20/56 GBP (a)(b)(c)	626
2,060,949	Sequoia Mortgage Trust 2007-1,
	3.96%, 2/20/47 (d)	1,954
690,979	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 0.750%), 2.57%, 9/25/48 (a)(b)	692
350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 2.100%), 3.92%, 9/25/48 (a)(b)	352
4,253,041	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43 (a)(b)	4,270
2,500,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%), 5.57%, 4/25/43 (a)(b)	2,606
939,873	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 11.750%), 13.57%, 4/25/43 (a)(b)	1,137
141,162	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 0.850%), 2.67%, 2/25/47 (a)(b)	141
2,760,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 1.250%), 3.07%, 2/25/47 (a)(b)	2,766
3,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 4.22%, 2/25/47 (a)(b)	3,376
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 12.32%, 2/25/47 (a)(b)	2,113
924,883	Structured Asset Mortgage Investments II Trust
	2006-AR7, (1 mo. LIBOR USD + 0.210%),
	2.03%, 8/25/36 (a)	882
2,868,847	Structured Asset Securities Corp. Mortgage Loan
	Trust Series 2006-RF4 144A,
	6.00%, 10/25/36 (b)	2,382
381,044	VMC Finance 2018-FL2 LLC 144A, (1 mo.
	LIBOR USD + 0.920%), 2.80%, 10/15/35 (a)(b)	382
462,142	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR11 Trust, (1 mo. LIBOR USD
	+ 0.610%), 2.43%, 8/25/45 (a)	437
421,734	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR15 Trust, (1 mo. LIBOR USD
	+ 0.280%), 2.10%, 11/25/45 (a)	410
103,930	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR17 Trust, (1 mo. LIBOR USD
	+ 0.290%), 2.11%, 12/25/45 (a)	103

Annual Report   57

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

116,163	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR10 Trust, 3.73%, 9/25/36 (d)	$113
137,048	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, (Cost of Funds for the
	11th District of San Francisco + 1.250%),
	2.41%, 1/25/47 (a)	138
124,264	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR8 Trust, 3.87%, 8/25/46 (d)	121
536,088	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.96%, 2/25/37 (d)	538
69,872	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY6 Trust, 3.57%, 6/25/37 (d)	68
653,693	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 3.82%, 7/25/37 (d)	617
1,244,333	Washington Mutual Mortgage Pass-Through
	Certificates WMALT Series 2005-5 Trust, (1 mo.
	LIBOR USD + 1.400%), 3.22%, 7/25/35 (a)	1,142
244,566	Wells Fargo Alternative Loan 2007-PA2 Trust,
	6.00%, 6/25/37	250
450,000	Wells Fargo Commercial Mortgage Trust
	2017-SMP 144A, (1 mo. LIBOR USD
	+ 1.650%), 3.57%, 12/15/34 (a)(b)	449
6,870,679	Wells Fargo Commercial Mortgage Trust
	2018-C46, 0.95%, 8/15/51 (d)	403
Total Mortgage Backed (Cost - $204,601)		206,321
U.S. Treasury (2%)
13,100,000	U.S. Treasury Note, 1.75%, 6/30/24 (j)(k)(l)	13,231
250,000	U.S. Treasury Note, 2.25%, 4/30/24	258
400,000	U.S. Treasury Note, 2.50%, 6/30/20 (j)(k)	402
600,000	U.S. Treasury Note, 2.75%, 11/30/20 (j)(k)	607
1,100,000	U.S. Treasury Note, 2.88%, 11/30/23 (j)	1,159
Total U.S. Treasury (Cost - $15,454)		15,657
Investment Company (2%)
9,825,615	Payden Cash Reserves Money Market Fund *
	(Cost - $9,826)	9,826
Purchase Options (0%)
Total Purchased Options (Cost - $129)		80

Principal or Shares	Security Description	Value (000)

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $255)		$76
Total Investments, Before Options Written
(Cost - $634,126) (100%)		639,804
Written Swaptions (0%)
Total Written Swaptions (Cost - $(255))		(94)
Total Investments (Cost - $633,871) (100%)		639,710
Liabilities in excess of Other Assets (0%)		(1,084)
Net Assets (100%)		$638,626

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Yield to maturity at time of purchase.
(g)	Non-income producing security.
(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $830 and the total market value of the collateral held by the Fund is $864. Amount in 000s.

(j)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.
(l)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index	618	$1,877	2530.00	11/15/2019	$20	Put
S & P 500 Index	505	1,534	2575.00	11/29/2019	60	Put

Total Purchase Options		$3,411			$80

58   Payden Mutual Funds

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$75,978	02/05/2022	$76	Put

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$16,067	02/05/2030	$(94)	Put

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 438	USD 486	Citibank, N.A.	12/09/2019	$4
USD 17,853	JPY 1,910,300	Barclays Bank PLC	12/09/2019	119

				123

Liabilities:
EUR 5,722	USD 6,422	BNP PARIBAS	01/15/2020	(6)
USD 6,349	EUR 5,722	BNP PARIBAS	01/15/2020	(68)
USD 21,406	EUR 19,420	Citibank, N.A.	12/09/2019	(311)
USD 1,114	GBP 910	HSBC Bank USA, N.A.	12/09/2019	(66)

				(451)

Net Unrealized Appreciation (Depreciation)				$(328)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	216	Dec-19	$—	$(50)	$(50)
AUD 3-Year Bond Future	664	Dec-19	52,807	35	35
U.S. Treasury 2-Year Note Future	195	Dec-19	42,042	53	53
U.S. Treasury 5-Year Note Future	236	Dec-19	28,132	(71)	(71)

					(33)

Short Contracts:
3-Month GBP LIBOR Option Future	216	Dec-19	—	13	13
Euro-Bobl Future	120	Dec-19	(18,017)	75	75

					88

Total Futures					$55

Annual Report   59

            Payden Absolute Return Bond Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually,	08/30/2022	$10,817	$(59)	$—	$(59)
Pay Variable 1.94625% (CDOR03 Index) Semi-Annually 3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay	08/30/2022	10,817	(58)	—	(58)
Variable 1.94625% (CDOR03 Index) Semi-Annually 3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay	08/30/2022	9,499	(47)	—	(47)

Variable 1.945% (CDOR03 Index) Semi-Annually			$(164)	$—	$(164)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 33 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2024	$15,000	$(1,157)	$(971)	$(186)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$830
Non-cash Collateral[2]	(830)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

60   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Bank Loans	77%
Corporate	9%
Mortgage Backed	6%
Investment Company	6%
Asset Backed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
1,200,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 4.82%, 4/19/30 (a)(b) (Cost - $1,185)	$1,167
Bank Loans(c) (78%)
Communications (9%)
1,185,513	Altice France SA Term Loan B13 1L, (LIBOR USD 1-Month + 4.000%), 5.92%, 8/14/26	1,170
971,307	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 1/31/25	963
1,474,975	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 3.58%, 2/01/27	1,482
1,000,000	Diamond Sports Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.08%, 8/24/26	1,006
500,000	Iridium Satellite LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.75%, 10/16/26	504
1,158,933	Sable International Finance Ltd. Term Loan B4 1L, (LIBOR USD 1-Month + 3.250%), 5.04%, 2/02/26	1,164
858,978	Zayo Group LLC Term Loan B2 1L, (LIBOR
	USD 1-Month + 2.250%), 4.04%, 1/19/24	861
		7,150
Consumer Cyclical (32%)
1,063,767	1011778 BCULC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.04%, 2/16/24	1,067
1,105,335	Air Canada Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%), 3.80%, 10/06/23	1,110
465,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 3/11/25	467

Principal or Shares	Security Description	Value (000)

980,050	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.04%, 1/02/25	$974
1,189,477	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.67%, 2/02/24	1,192
1,191,068	Burlington Coat Factory Warehouse Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.92%, 11/18/24	1,194
992,424	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 12/23/24	979
470,057	Core & Main LP Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.81%, 8/01/24	461
307,221	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 9.04%, 6/29/26	283
1,269,483	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 5.32%, 10/22/25	1,276
979,563	Golden Nugget LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.72%, 10/04/23	979
933,543	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 8/18/23	916
496,852	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 3.57%, 6/22/26	499
1,251,930	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.79%, 8/25/22	1,249
462,831	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.63%, 4/03/25	464
846,500	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 3-Month + 3.000%), 4.79%, 3/14/25	825
350,000	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 3-Month + 6.750%), 8.54%, 3/16/26	348

Annual Report   61

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

477,005	Live Nation Entertainment Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.69%, 10/16/26	$478
1,189,504	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 4.04%, 8/29/25	1,197
1,052,588	Michaels Stores Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.31%, 1/30/23	1,028
900,336	Party City Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 8/19/22	894
994,937	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 2/22/24	998
1,228,172	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 8/14/24	1,216
560,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 8.79%, 1/30/26	558
1,179,525	Tacala Investment Corp. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.000%),
	4.79%, 1/31/25	1,163
898,473	Univar USA Inc. Term Loan B4 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 7/01/24	902
1,150,000	WMG Acquisition Corp. Term Loan F 1L,
	(LIBOR USD 1-Month + 2.125%),
	3.91%, 11/01/23	1,151
494,552	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 5/30/25	497
		24,365
Consumer Non-Cyclical (8%)
667,390	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 3/01/24	664
926,899	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.56%, 4/06/24	913
995,000	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.29%, 5/01/26	1,000
530,980	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.85%, 6/07/23	499
1,014,345	Sotera Health Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.93%, 5/15/22	1,000
1,426,684	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 6/27/23	1,433
982,500	Versant Health Holdco Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.000%),
	4.79%, 12/02/24	963
		6,472
Energy (1%)
679,064	Vistra Operations Co. LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 8/04/23	682

Principal or Shares	Security Description	Value (000)

Financial Services (7%)
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 8.29%, 8/04/25	$503
700,435	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%), 4.79%, 8/04/22	702
543,125	HUB International Ltd. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.000%),
	4.94%, 4/25/25	532
1,178,259	Iron Mountain Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 1/02/26	1,164
1,549,183	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 3/21/25	1,556
500,000	Nexus Buyer LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 3.75%, 10/30/26	501
		4,958
Industrial (13%)
1,081,899	Altra Industrial Motion Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 10/01/25	1,079
1,131,460	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 3.85%, 6/01/24	1,132
1,248,789	Bausch Health Americas Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.92%, 6/02/25	1,255
1,197,000	Berry Global Inc. Term Loan U 1L, (LIBOR USD 1-Month + 2.500%), 4.44%, 7/01/26	1,202
1,345,935	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 5.23%, 4/03/24	1,312
1,477,778	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 2/14/25	1,441
1,075,540	PQ Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.43%, 2/08/25	1,077
1,247,483	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 2/06/23	1,249
494,741	United Rentals North America Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.54%, 10/31/25	497
		10,244
Technology (8%)
392,968	CDW LLC Term Loan B 1L, (LIBOR USD
	1-Month + 1.750%), 3.54%, 8/30/24	395
982,513	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 4.33%, 4/15/27	983
1,160,521	Dell International LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 3.79%, 9/19/25	1,167
498,750	GlobalFoundries Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 5.88%, 6/05/26	481
988,161	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 4.85%, 2/01/22	990

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

496,193	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 5.29%, 11/03/23	$443
960,032	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 10/12/23	960
994,025	Western Digital Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 3.75%, 4/29/23	993
		6,412
Total Bank Loans (Cost - $60,402)		60,283
Corporate Bond (10%)
500,000	Antero Resources Corp., 5.38%, 11/01/21	449
1,000,000	Bombardier Inc. 144A, 6.00%, 10/15/22 (b)	980
500,000	Carrizo Oil & Gas Inc., 6.25%, 4/15/23 (d)	468
500,000	Covanta Holding Corp., 5.88%, 7/01/25	521
214,000	First Quantum Minerals Ltd. 144A,
	7.00%, 2/15/21 (b)	215
250,000	First Quantum Minerals Ltd. 144A,
	7.25%, 5/15/22 (b)	251
500,000	Laredo Petroleum Inc., 5.63%, 1/15/22	481
500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	526
500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	531
500,000	Oasis Petroleum Inc., 6.88%, 3/15/22	441
700,000	Range Resources Corp., 5.75%, 6/01/21	699
200,000	Range Resources Corp., 5.75%, 6/01/21	188
1,000,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,085
500,000	Whiting Petroleum Corp., 5.75%, 3/15/21	472
Total Corporate Bond (Cost - $7,382)		7,307
Mortgage Backed (6%)
817,504	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 13.57%, 10/25/28 (a)	1,166
796,883	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 14.07%, 9/25/28 (a)	1,154
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 6.42%, 12/25/42 (a)	324
664,270	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 12.32%, 5/25/28 (a)	881
497,327	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 12.750%), 14.57%, 8/25/29 (a)	625
692,538	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 13.57%, 4/25/43 (a)(b)	838
Total Mortgage Backed (Cost - $4,055)		4,988
Investment Company (6%)
4,471,402	Payden Cash Reserves Money Market Fund * (Cost - $4,471)	4,471
Total Investments (Cost - $77,495) (102%)		78,216
Liabilities in excess of Other Assets (-2%)		(1,330)
Net Assets (100%)		$76,886
*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $468 and the total market value of the collateral held by the Fund is $485. Amounts in 000s.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$468
Non-cash Collateral[2]	(468)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   63

            Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Energy	14%
Healthcare	10%
Telecommunications	9%
Basic Industry	8%
Investment Company	7%
Bank Loans	7%
Media	6%
Other	39%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (0%)
1,000,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 2.850%), 4.82%, 4/19/30 (a)(b)
	(Cost - $978)	$973
Bank Loans(c) (7%)
1,500,000	Albertson’s LLC Term Loan B7 1L, (LIBOR USD
	1-Month + 2.750%), 4.54%, 11/17/25	1,509
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD
	1-Month + 6.500%), 8.29%, 8/04/25	1,359
1,396,717	Bausch Health Americas Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.000%),
	4.92%, 6/02/25	1,403
498,750	Berry Global Inc. Term Loan U 1L, (LIBOR USD
	1-Month + 2.500%), 4.44%, 7/01/26	501
4,974,684	Charter Communications Operating LLC Term
	Loan B2 1L, (LIBOR USD 1-Month + 1.750%),
	3.58%, 2/01/27	5,000
2,775,000	CSC Holdings LLC Term Loan B5 1L, (LIBOR
	USD 1-Month + 2.500%), 4.33%, 4/15/27	2,777
1,250,000	Flynn Restaurant Group LP Term Loan 2L,
	(LIBOR USD 1-Month + 7.000%),
	9.04%, 6/29/26	1,150
2,493,750	GlobalFoundries Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 4.000%), 5.88%, 6/05/26	2,406
1,500,000	Gray Television Inc. Term Loan B2 1L, (LIBOR
	USD 1-Month + 2.250%), 4.26%, 2/07/24	1,505
1,200,000	K-MAC Holdings Corp. Term Loan 2L, (LIBOR
	USD 3-Month + 6.750%), 8.54%, 3/16/26	1,192
308,660	Mission Broadcasting Inc. Term Loan B3 1L,
	(LIBOR USD 1-Month + 2.250%),
	4.28%, 1/17/24	310
1,553,353	Nexstar Broadcasting Inc. Term Loan B3 1L,
	(LIBOR USD 1-Month + 2.250%),
	4.05%, 1/17/24	1,558
2,663,584	PetVet Care Centres LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 4.54%, 2/14/25	2,598

Principal or Shares	Security Description	Value (000)

992,386	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 3.000%), 5.29%, 11/03/23	$886
3,482,097	Reynolds Group Holdings Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 2.750%),
	4.54%, 2/06/23	3,486
1,915,000	Tacala Investment Corp. Term Loan 2L, (LIBOR
	USD 1-Month + 7.000%), 8.79%, 1/30/26	1,908
Total Bank Loans (Cost - $29,667)		29,548
Common Stock (0%)
22,655	Halcon Resources Corp. (d)	310
4,000,000	T-Mobile USA Inc., Escrow (d)	—
Total Common Stock (Cost - $310)		310
Corporate Bond (85%)
Automotive (3%)
1,400,000	Allison Transmission Inc. 144A,
	4.75%, 10/01/27 (b)	1,442
490,000	Allison Transmission Inc. 144A,
	5.88%, 6/01/29 (b)	529
1,000,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/26	955
860,000	Bombardier Inc. 144A, 6.00%, 10/15/22 (b)	843
2,400,000	Bombardier Inc. 144A, 7.50%, 12/01/24 (b)	2,332
1,000,000	Bombardier Inc. 144A, 7.50%, 3/15/25 (b)	959
2,000,000	Dana Financing Luxembourg Sarl 144A,
	6.50%, 6/01/26 (b)	2,110
1,000,000	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (e)	1,038
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26
	EUR (f)(g)	1,134
1,000,000	IHO Verwaltungs GmbH 144A,
	6.38%, 5/15/29 (b)	1,029
450,000	Panther BF Aggregator 2 LP/Panther Finance Co.
	Inc. 144A, 6.25%, 5/15/26 (b)	477
450,000	Panther BF Aggregator 2 LP/Panther Finance Co.
	Inc. 144A, 8.50%, 5/15/27 (b)	454
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,601
		14,903

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Banking (2%)
1,500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 2.931%), 5.88%, (a)(h)	$1,650
700,000	CIT Group Inc., 5.25%, 3/07/25	773
1,940,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%),
	5.80%, (a)(e)(h)	1,992
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%),
	5.95%, (a)(h)	1,585
1,200,000	Huntington Bancshares Inc., (3 mo. LIBOR USD
	+ 2.880%), 5.70%, (a)(h)	1,238
1,500,000	Lloyds Banking Group PLC, (5 yr. Swap Semi
	30/360 USD + 4.496%), 7.50%, (a)(h)	1,652
		8,890
Basic Industry (8%)
2,419,496	ARD Securities Finance SARL 144A,
	8.75%, 1/31/23 (b)(e)	2,528
2,328,000	Ashland LLC, 6.88%, 5/15/43	2,642
850,000	Berry Global Inc. 144A, 5.63%, 7/15/27 (b)	897
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	3,030
1,300,000	CF Industries Inc., 5.15%, 3/15/34	1,384
416,000	Cleveland-Cliffs Inc., 5.75%, 3/01/25 (e)	412
1,100,000	First Quantum Minerals Ltd. 144A,
	7.25%, 5/15/22 (b)(e)	1,106
1,750,000	FMG Resources August 2006 Pty Ltd. 144A,
	4.50%, 9/15/27 (b)	1,736
1,954,000	Freeport-McMoRan Inc., 3.55%, 3/01/22	1,981
2,600,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	2,662
1,900,000	Graphic Packaging International LLC 144A,
	4.75%, 7/15/27 (b)	2,014
1,800,000	Hudbay Minerals Inc. 144A, 7.63%, 1/15/25 (b)	1,842
1,350,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	1,401
1,600,000	James Hardie International Finance DAC 144A,
	5.00%, 1/15/28 (b)	1,684
1,000,000	Mauser Packaging Solutions Holding Co.,
	4.75%, 4/15/24 EUR (f)(g)	1,155
1,500,000	NOVA Chemicals Corp. 144A,
	5.00%, 5/01/25 (b)	1,515
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,263
1,500,000	OCI NV 144A, 6.63%, 4/15/23 (b)	1,571
1,500,000	Olin Corp., 5.63%, 8/01/29	1,561
2,000,000	Standard Industries Inc. 144A,
	4.75%, 1/15/28 (b)	2,082
		34,466
Capital Goods (0%)
1,500,000	Mueller Water Products Inc. 144A,
	5.50%, 6/15/26 (b)	1,577
Consumer Goods (2%)
1,750,000	KeHE Distributors LLC/KeHE Finance Corp.
	144A, 8.63%, 10/15/26 (b)(e)	1,798
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, (b)(h)	2,654
950,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (b)	1,004
2,000,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	2,067
		7,523
Energy (14%)
2,500,000	Antero Resources Corp., 5.00%, 3/01/25 (e)	1,662
2,000,000	Antero Resources Corp., 5.38%, 11/01/21	1,795
1,000,000	Antero Resources Corp., 5.63%, 6/01/23 (e)	706

Principal or Shares	Security Description	Value (000)

2,000,000	Carrizo Oil & Gas Inc., 6.25%, 4/15/23 (e)	$1,870
1,500,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	1,667
2,000,000	Comstock Resources Inc., 9.75%, 8/15/26	1,590
2,000,000	DCP Midstream Operating LP, 5.38%, 7/15/25	2,108
1,500,000	Energy Transfer Operating LP, (3 mo. LIBOR
	USD + 4.028%), 6.25%, (a)(h)	1,397
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR
	USD + 4.110%), 6.00%, (a)(h)	1,038
2,750,000	Enviva Partners LP/Enviva Partners Finance
	Corp., 8.50%, 11/01/21	2,820
1,500,000	EQM Midstream Partners LP, 4.13%, 12/01/26	1,370
2,000,000	Extraction Oil & Gas Inc. 144A,
	7.38%, 5/15/24 (b)	830
2,500,000	Ithaca Energy North Sea PLC 144A,
	9.38%, 7/15/24 (b)	2,544
2,000,000	Laredo Petroleum Inc., 5.63%, 1/15/22	1,925
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,060
1,000,000	Neptune Energy Bondco PLC 144A,
	6.63%, 5/15/25 (b)	1,000
2,000,000	Oasis Petroleum Inc. 144A,
	6.25%, 5/01/26 (b)(e)	1,370
1,000,000	Oasis Petroleum Inc., 6.88%, 3/15/22	882
2,500,000	Par Petroleum LLC/Par Petroleum Finance Corp.
	144A, 7.75%, 12/15/25 (b)	2,506
1,700,000	Parkland Fuel Corp. 144A, 5.88%, 7/15/27 (b)	1,803
2,000,000	Parsley Energy LLC/Parsley Finance Corp. 144A,
	5.63%, 10/15/27 (b)	2,075
1,000,000	PDC Energy Inc., 5.75%, 5/15/26	938
1,500,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	1,603
3,300,000	Range Resources Corp., 5.75%, 6/01/21	3,296
1,300,000	Range Resources Corp., 5.75%, 6/01/21	1,224
1,000,000	SemGroup Corp., 6.38%, 3/15/25	1,041
1,000,000	SemGroup Corp., 7.25%, 3/15/26	1,085
2,000,000	SM Energy Co., 6.75%, 9/15/26 (e)	1,725
2,000,000	SRC Energy Inc., 6.25%, 12/01/25	1,880
1,500,000	Sunoco LP/Sunoco Finance Corp.,
	5.88%, 3/15/28	1,579
2,400,000	Targa Resources Partners LP/Targa Resources
	Partners Finance Corp., 5.88%, 4/15/26	2,514
1,000,000	TerraForm Power Operating LLC 144A,
	4.75%, 1/15/30 (b)	1,038
2,000,000	TerraForm Power Operating LLC 144A,
	5.00%, 1/31/28 (b)	2,119
1,600,000	TransMontaigne Partners LP/TLP Finance Corp.,
	6.13%, 2/15/26	1,541
1,335,000	Transocean Guardian Ltd. 144A,
	5.88%, 1/15/24 (b)	1,342
750,000	Transocean Poseidon Ltd. 144A,
	6.88%, 2/01/27 (b)	760
1,000,000	Transocean Sentry Ltd. 144A, 5.38%, 5/15/23 (b)	994
2,250,000	Viper Energy Partners LP 144A,
	5.38%, 11/01/27 (b)	2,278
1,000,000	Whiting Petroleum Corp., 6.63%, 1/15/26	625
1,000,000	WPX Energy Inc., 5.25%, 10/15/27	975
		62,575

Annual Report   65

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

Financial Services (5%)
1,500,000	Ally Financial Inc., 3.88%, 5/21/24	$1,570
2,800,000	Ally Financial Inc., 4.13%, 2/13/22	2,901
2,000,000	Avolon Holdings Funding Ltd. 144A,
	5.50%, 1/15/23 (b)	2,163
1,700,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp. 144A, 4.75%, 9/15/24 (b)	1,719
850,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 5/15/26	903
2,500,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.75%, 2/01/24	2,616
2,500,000	Navient Corp., 5.50%, 1/25/23	2,606
2,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	2,105
2,700,000	SLM Corp., 5.13%, 4/05/22	2,795
1,200,000	Springleaf Finance Corp., 6.13%, 5/15/22	1,296
350,000	Springleaf Finance Corp., 6.63%, 1/15/28	389
		21,063
Healthcare (10%)
2,530,000	Bausch Health Americas Inc. 144A,
	8.50%, 1/31/27 (b)	2,845
1,350,000	Bausch Health Americas Inc. 144A,
	9.25%, 4/01/26 (b)	1,531
2,800,000	Bausch Health Cos. Inc., 4.50%, 5/15/23
	EUR (f)(g)	3,165
1,000,000	Bausch Health Cos. Inc. 144A,
	9.00%, 12/15/25 (b)	1,126
950,000	Catalent Pharma Solutions Inc. 144A,
	5.00%, 7/15/27 (b)	995
2,000,000	Centene Corp., 4.75%, 1/15/25	2,074
660,000	Centene Corp. 144A, 5.38%, 6/01/26 (b)	700
875,000	Charles River Laboratories International Inc.
	144A, 4.25%, 5/01/28 (b)	894
2,100,000	CHS/Community Health Systems Inc.,
	6.25%, 3/31/23	2,054
3,000,000	DaVita Inc., 5.00%, 5/01/25	3,042
1,000,000	HCA Inc., 5.00%, 3/15/24	1,091
2,000,000	HCA Inc., 5.38%, 2/01/25	2,202
1,000,000	HCA Inc., 5.38%, 9/01/26	1,092
860,000	HCA Inc., 5.88%, 2/01/29	976
850,000	Hill-Rom Holdings Inc. 144A,
	4.38%, 9/15/27 (b)	878
2,000,000	Hill-Rom Holdings Inc. 144A,
	5.00%, 2/15/25 (b)	2,083
1,700,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (b)	1,815
1,800,000	Tenet Healthcare Corp. 144A,
	4.88%, 1/01/26 (b)	1,865
1,720,000	Tenet Healthcare Corp. 144A,
	6.25%, 2/01/27 (b)	1,825
3,000,000	Tenet Healthcare Corp., 6.75%, 6/15/23	3,187
1,000,000	Tenet Healthcare Corp., 7.00%, 8/01/25 (e)	1,039
1,000,000	Teva Pharmaceutical Finance Netherlands II BV,
	1.13%, 10/15/24 EUR (f)(g)	898
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,132

Principal or Shares	Security Description	Value (000)

2,225,000	Universal Health Services Inc. 144A,
	5.00%, 6/01/26 (b)	$2,345
1,500,000	WellCare Health Plans Inc. 144A,
	5.38%, 8/15/26 (b)	1,599
		42,453
Insurance (2%)
1,750,000	Alliant Holdings Intermediate LLC/Alliant
	Holdings Co-Issuer 144A, 6.75%, 10/15/27 (b)	1,825
2,000,000	AmWINS Group Inc. 144A, 7.75%, 7/01/26 (b)	2,160
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%),
	7.00%, 3/27/48 (a)	1,604
1,400,000	Fidelity & Guaranty Life Holdings Inc. 144A,
	5.50%, 5/01/25 (b)	1,502
1,000,000	GTCR AP Finance Inc. 144A,
	8.00%, 5/15/27 (b)	1,025
2,050,000	HUB International Ltd. 144A,
	7.00%, 5/01/26 (b)	2,114
		10,230
Leisure (5%)
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,560
1,500,000	Hilton Domestic Operating Co. Inc. 144A,
	4.88%, 1/15/30 (b)	1,597
1,750,000	Live Nation Entertainment Inc. 144A,
	4.75%, 10/15/27 (b)	1,829
2,800,000	Live Nation Entertainment Inc. 144A,
	4.88%, 11/01/24 (b)	2,905
875,000	Marriott Ownership Resorts Inc. 144A,
	4.75%, 1/15/28 (b)	897
2,200,000	Marriott Ownership Resorts Inc./ILG LLC,
	6.50%, 9/15/26	2,390
1,675,000	Merlin Entertainments PLC 144A,
	5.75%, 6/15/26 (b)	1,790
2,000,000	MGM Resorts International, 5.75%, 6/15/25	2,228
1,500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	1,592
1,000,000	Scientific Games International Inc. 144A,
	8.25%, 3/15/26 (b)	1,060
875,000	Speedway Motorsports LLC/Speedway Funding II
	Inc. 144A, 4.88%, 11/01/27 (b)	875
1,500,000	Wyndham Hotels & Resorts Inc. 144A,
	5.38%, 4/15/26 (b)	1,590
		20,313
Media (6%)
2,150,000	Altice Finco SA 144A, 8.13%, 1/15/24 (b)	2,223
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp.
	144A, 4.00%, 3/01/23 (b)	1,020
4,550,000	CCO Holdings LLC/CCO Holdings Capital Corp.
	144A, 5.38%, 6/01/29 (b)	4,868
1,000,000	CSC Holdings LLC 144A, 5.38%, 7/15/23 (b)	1,027
1,350,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	1,510
1,200,000	CSC Holdings LLC 144A, 10.88%, 10/15/25 (b)	1,356
1,300,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co. 144A, 5.38%, 8/15/26 (b)	1,362
1,080,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co. 144A, 6.63%, 8/15/27 (b)(e)	1,115
2,000,000	DISH DBS Corp., 5.88%, 7/15/22	2,099
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	1,517
1,250,000	Netflix Inc. 144A, 5.38%, 11/15/29 (b)	1,319

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,000,000	Nexstar Broadcasting Inc. 144A,
	5.63%, 7/15/27 (b)	$1,057
1,500,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (b)	1,541
2,700,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,849
		24,863
Real Estate (4%)
1,700,000	GLP Capital LP/GLP Financing II Inc.,
	4.00%, 1/15/30	1,728
1,450,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (b)	1,488
2,000,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	2,110
2,300,000	iStar Inc., 4.75%, 10/01/24	2,378
2,350,000	iStar Inc., 5.25%, 9/15/22	2,412
2,000,000	Lennar Corp., 4.75%, 11/29/27	2,170
1,500,000	Meritage Homes Corp., 5.13%, 6/06/27	1,620
1,325,000	MPT Operating Partnership LP/MPT Finance
	Corp., 4.63%, 8/01/29	1,385
2,000,000	Taylor Morrison Communities Inc./Taylor
	Morrison Holdings II Inc. 144A,
	5.63%, 3/01/24 (b)	2,167
1,800,000	Toll Brothers Finance Corp., 3.80%, 11/01/29	1,773
		19,231
Retail (3%)
1,500,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	1,541
3,500,000	Beacon Roofing Supply Inc. 144A,
	4.88%, 11/01/25 (b)	3,452
1,300,000	L Brands Inc., 7.50%, 6/15/29	1,293
1,500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	1,577
1,500,000	Party City Holdings Inc. 144A,
	6.63%, 8/01/26 (b)(e)	1,463
1,500,000	Penske Automotive Group Inc., 5.50%, 5/15/26	1,573
1,600,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	1,368
1,000,000	Sonic Automotive Inc., 6.13%, 3/15/27	1,040
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,290
		15,597
Service (4%)
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	838
900,000	Ashtead Capital Inc. 144A, 4.25%, 11/01/29 (b)	911
1,450,000	Ashtead Capital Inc. 144A, 5.25%, 8/01/26 (b)	1,554
1,000,000	Avis Budget Car Rental LLC/Avis Budget
	Finance Inc. 144A, 5.75%, 7/15/27 (b)(e)	1,026
1,500,000	Cimpress NV 144A, 7.00%, 6/15/26 (b)	1,590
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	1,041
2,000,000	Covanta Holding Corp., 6.00%, 1/01/27	2,100
900,000	Harsco Corp. 144A, 5.75%, 7/31/27 (b)	937
900,000	Hertz Corp. 144A, 7.13%, 8/01/26 (b)	931
850,000	Refinitiv U.S. Holdings Inc. 144A,
	8.25%, 11/15/26 (b)	956
1,500,000	ServiceMaster Co. LLC 144A,
	5.13%, 11/15/24 (b)	1,556
1,250,000	United Rentals North America Inc.,
	4.88%, 1/15/28	1,295
2,000,000	United Rentals North America Inc.,
	5.88%, 9/15/26	2,127
		16,862
Technology (3%)
2,500,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	2,659

Principal or Shares	Security Description	Value (000)

1,350,000	Dell International LLC/EMC Corp. 144A,
	8.35%, 7/15/46 (b)	$1,800
1,650,000	Go Daddy Operating Co. LLC/GD Finance Co.
	Inc. 144A, 5.25%, 12/01/27 (b)	1,755
1,800,000	NXP BV/NXP Funding LLC 144A,
	3.88%, 9/01/22 (b)	1,863
900,000	Qorvo Inc. 144A, 4.38%, 10/15/29 (b)	907
2,800,000	TTM Technologies Inc. 144A,
	5.63%, 10/01/25 (b)	2,835
		11,819
Telecommunications (9%)
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (f)(g)	1,233
2,750,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	2,952
2,600,000	Anixter Inc., 6.00%, 12/01/25	2,678
1,650,000	Cable Onda SA 144A, 4.50%, 1/30/30 (b)	1,675
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,884
2,100,000	CenturyLink Inc., 6.88%, 1/15/28	2,236
2,000,000	CenturyLink Inc., 7.50%, 4/01/24 (e)	2,275
1,500,000	CommScope Inc. 144A, 8.25%, 3/01/27 (b)	1,426
1,000,000	CommScope Technologies LLC 144A,
	6.00%, 6/15/25 (b)	893
850,000	Frontier Communications Corp. 144A,
	8.00%, 4/01/27 (b)	895
750,000	Frontier Communications Corp. 144A,
	8.50%, 4/01/26 (b)	754
1,000,000	Oi SA, 10.00%, 7/27/25	909
1,500,000	Qualitytech LP/QTS Finance Corp. 144A,
	4.75%, 11/15/25 (b)	1,575
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,343
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,332
1,000,000	Sprint Corp., 7.13%, 6/15/24	1,088
3,500,000	Sprint Corp., 7.63%, 3/01/26	3,881
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,436
3,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	3,218
1,700,000	Zayo Group LLC/Zayo Capital Inc. 144A,
	5.75%, 1/15/27 (b)	1,732
		39,415
Transportation (2%)
2,384,213	American Airlines 2013-1 Class B Pass-Through
	Trust 144A, 5.63%, 1/15/21 (b)	2,431
2,000,000	MV24 Capital BV 144A, 6.75%, 6/01/34 (b)	2,096
2,025,000	United Airlines Holdings Inc.,
	5.00%, 2/01/24 (e)	2,159
600,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	621
		7,307
Utility (3%)
1,200,000	AES Corp., 4.50%, 3/15/23	1,230
1,000,000	Bausch Health Cos. Inc. 144A,
	7.00%, 1/15/28 (b)	1,081
2,150,000	BWX Technologies Inc. 144A,
	5.38%, 7/15/26 (b)	2,288
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,200
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,409
1,500,000	NGL Energy Partners LP/NGL Energy Finance
	Corp. 144A, 7.50%, 4/15/26 (b)	1,440
2,000,000	Talen Energy Supply LLC 144A, 6.63%, 1/15/28 (b)	1,940

Annual Report   67

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	Vistra Operations Co. LLC 144A,
	5.00%, 7/31/27 (b)	$1,035
1,250,000	Vistra Operations Co. LLC 144A,
	5.50%, 9/01/26 (b)	1,324

		12,947

Total Corporate Bond (Cost - $361,226)		372,034

Mortgage Backed (3%)
1,993,156	Fannie Mae Connecticut Avenue Securities,
	(1 mo. LIBOR USD + 10.250%),
	12.07%, 1/25/29 (a)	2,681
1,992,207	Fannie Mae Connecticut Avenue Securities,
	(1 mo. LIBOR USD + 12.250%),
	14.07%, 9/25/28 (a)	2,886
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A,
	(1 mo. LIBOR USD + 9.500%),
	11.32%, 2/25/49 (a)(b)	1,210
900,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	6.42%, 12/25/42 (a)	971
1,742,497	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%),
	13.07%, 10/25/29 (a)	2,178
1,879,747	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 11.750%), 13.57%, 4/25/43 (a)(b)	2,274
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 12.32%, 2/25/47 (a)(b)	1,724

Total Mortgage Backed (Cost - $11,340)		13,924

Principal or Shares	Security Description	Value (000)

Investment Company (7%)
28,403,427	Payden Cash Reserves Money Market Fund *	$28,403
206,452	Payden Floating Rate Fund, SI Class *	2,044

Total Investment Company (Cost - $30,451)		30,447

Total Investments (Cost - $433,972) (102%)		447,236
Liabilities in excess of Other Assets (-2%)		(6,830)

Net Assets (100%)		$440,406

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Non-income producing security.
(e)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $16,506 and the total market value of the collateral held by the Fund is $17,285. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Principal in foreign currency.
(h)	Perpetual security with no stated maturity date.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 1,089	USD 1,210	Citibank, N.A.	12/09/2019	$ 7
Liabilities:
USD 8,676	EUR 7,871	Citibank, N.A.	12/09/2019	(126)
Net Unrealized Appreciation/(Depreciation)				$(119)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
4-Year Interest Rate Swap, Pay Fixed 0.2405% Annually, Receive	10/29/2023	$2,343	$ (71)	$—	$ (71)
Variable (0.41600)% (1-Month EURIBOR) Monthly
4-Year Interest Rate Swap, Receive Fixed 3.013% Semi-Annually, Pay	10/29/2023	14,240	912	—	912
Variable 2.325% (1-Month USD LIBOR) Monthly
			$841	$—	$841

68   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$16,506
Non-cash Collateral[2]	(16,506)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   69

            Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	46%
Healthcare	13%
Transportation	10%
Education	9%
Water & Sewer	6%
Other	16%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Corporate Bond (3%)
500,000	Century Housing Corp., 4.00%, 11/01/21	$512
500,000	Conservation Fund A Nonprofit Corp.,
	3.47%, 12/15/29	509
500,000	Low Income Investment Fund, 3.71%, 7/01/29	521

Total Corporate Bond (Cost - $1,500)		1,542

General Obligation (51%)
645,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/26	756
455,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/28 AGM (a)	575
100,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/28 BAM (a)	117
250,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/32 BAM (a)	292
300,000	Anaheim Public Financing Authority,
	5.00%, 5/01/34	346
500,000	Anaheim Public Financing Authority,
	5.00%, 9/01/36 BAM (a)	613
500,000	Antelope Valley Union High School District,
	2.40%, 8/01/25	503
200,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	235
300,000	Brentwood Infrastructure Financing Authority,
	4.00%, 10/01/36	346
250,000	California Infrastructure & Economic
	Development Bank, 1.64%, 8/01/47 (b)	250
500,000	California Infrastructure & Economic
	Development Bank, 1.90%, 12/01/50 (b)	502
1,000,000	California Pollution Control Financing Authority
	144A, 5.00%, 7/01/39 (c)	1,205
385,000	California State Public Works Board,
	5.25%, 10/01/33	453
500,000	California State Public Works Board,
	8.00%, 3/01/35	510
100,000	City & County of San Francisco CA, 5.00%, 4/01/22	100

Principal or Shares	Security Description	Value (000)

300,000	City & County of San Francisco CA Community
	Facilities District No 2014-1, 3.11%, 9/01/24	$311
670,000	City of Irvine CA, 4.00%, 9/02/38	771
260,000	City of Irvine CA, 5.00%, 9/02/22	288
500,000	City of Sacramento CA, 5.97%, 8/01/20 AGM (a)	514
855,000	Coachella Valley Unified School District,
	2.59%, 8/01/29 BAM (a)	855
400,000	County of Sacramento CA, 5.75%, 2/01/30	405
1,000,000	County of Santa Barbara CA, AMT,
	5.00%, 12/01/36	1,223
500,000	Fresno Unified School District, 0.00%, 8/01/27	406
400,000	Inglewood Joint Powers Authority,
	2.75%, 8/01/21 BAM (a)	405
460,000	Kern Community College District,
	2.65%, 11/01/27	471
500,000	Lancaster Redevelopment Agency Successor
	Agency, 5.00%, 8/01/30 AGM (a)	604
750,000	Los Angeles County Redevelopment Authority,
	3.00%, 9/01/31	765
350,000	Los Angeles County Redevelopment Authority,
	5.25%, 12/01/26 AGM (a)	420
100,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 5/01/30	117
500,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/31	614
500,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/38	569
500,000	Napa Valley Community College District,
	0.00%, 8/01/23	522
1,000,000	Nuveen, CA Free Quality Municipal Income
	Fund, AMT 144A, 1.42%, 10/01/47 (b)(c)	1,000
270,000	Rancho Mirage Redevelopment Agency Successor
	Agency, 5.00%, 4/01/24 BAM (a)	315
325,000	Riverside County Public Financing Authority, 5.00%, 9/01/22 AGM (a)	361

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

415,000	Riverside County Redevelopment Successor
	Agency, 7.25%, 12/01/40	$469
750,000	San Diego Association of Governments,
	5.00%, 11/15/26	911
350,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/30	419
340,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/31	406
550,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/32	656
500,000	San Jose Evergreen Community College District,
	2.69%, 8/01/32	503
120,000	San Jose Financing Authority, 5.00%, 6/01/28	136
250,000	San Mateo Joint Powers Financing Authority,
	5.00%, 6/15/30	293
815,000	Santa Monica Public Financing Authority,
	4.00%, 7/01/38	923
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	237
550,000	South Orange County Public Financing
	Authority, 5.00%, 4/01/34	664
640,000	State of California, 2.27%, 5/01/20 (b)	642
1,000,000	State of California, 4.00%, 10/01/34	1,181
250,000	State of California, 5.00%, 2/01/25	281
250,000	State of California, 5.00%, 8/01/26	310
1,000,000	State of California, 5.00%, 4/01/30	1,328
400,000	State of California, 5.00%, 10/01/33	463
550,000	State of California, 6.51%, 4/01/39	592
1,000,000	State of California, 7.95%, 3/01/36	1,020
300,000	Stockton Public Financing Authority,
	1.40%, 6/01/22	298
800,000	Temecula Redevelopment Agency Successor
	Agency, 5.00%, 12/15/37 AGM (a)	957
325,000	Tustin Community Facilities District,
	5.00%, 9/01/22	356
350,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/35	418
345,000	Watsonville Redevelopment Agency,
	5.00%, 8/01/24 BAM (a)	406

Total General Obligation (Cost - $30,396)		31,608

Revenue (44%)
Airport/Port (4%)
500,000	City of Los Angeles Department of Airports,
	5.00%, 5/15/24	578
250,000	City of Los Angeles Department of Airports,
	5.00%, 5/15/26	303
500,000	City of Los Angeles Department of Airports,
	AMT, 5.00%, 5/15/36	619
400,000	City of Palm Springs CA Airport Revenue,
	5.00%, 6/01/26 BAM (a)	480
500,000	San Francisco City & County Airport Comm-San
	Francisco International Airport, 5.00%, 5/01/39	610

		2,590

Education (6%)
500,000	California Educational Facilities Authority, 3.18%, 4/01/27	521

Principal or Shares	Security Description	Value (000)

370,000	California Educational Facilities Authority,
	5.00%, 10/01/37	$464
360,000	California Educational Facilities Authority,
	5.00%, 10/01/38	450
650,000	California Municipal Finance Authority,
	1.47%, 10/01/45 (b)	650
120,000	California School Finance Authority 144A,
	4.00%, 7/01/22 (c)	128
1,000,000	California School Finance Authority 144A,
	5.00%, 8/01/38 (c)	1,183
250,000	Oxnard School District, 2.00%, 8/01/45
	BAM (a)(b)	270

		3,666

Healthcare (12%)
200,000	California Health Facilities Financing Authority,
	4.00%, 8/15/34	223
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	794
500,000	California Health Facilities Financing Authority,
	5.00%, 2/01/31	611
350,000	California Health Facilities Financing Authority,
	5.00%, 8/15/32	423
800,000	California Health Facilities Financing Authority,
	5.00%, 11/01/34	1,022
350,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43 (b)	363
1,000,000	California Health Facilities Financing Authority,
	5.00%, 11/15/49	1,182
205,000	California Health Facilities Financing Authority,
	5.25%, 3/01/28	215
650,000	California Municipal Finance Authority,
	5.00%, 1/01/33	796
325,000	California Municipal Finance Authority,
	5.00%, 5/15/37	385
500,000	California Municipal Finance Authority,
	5.00%, 7/01/39	623
400,000	California Statewide Communities Development
	Authority, 1.15%, 9/15/29 (b)	400
750,000	California Statewide Communities Development
	Authority, 4.00%, 8/01/45	786

		7,823

Industrial Development/Pollution Control (5%)
250,000	California Community College Financing
	Authority, 5.00%, 5/01/21	263
230,000	California Infrastructure & Economic
	Development Bank, 3.25%, 7/01/26	241
1,000,000	California Pollution Control Financing Authority,
	AMT 144A, 6.75%, 12/01/28 (c)	1,029
370,000	Emeryville Redevelopment Agency Successor
	Agency, 5.00%, 9/01/25 AGM (a)	436
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	352

Annual Report   71

            Payden California Municipal Income Fund continued

Principal or Shares	Security Description	Value (000)

390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	$456
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	170
100,000	Successor Agency to the Upland Community
	Redevelopment Agency, 5.00%, 9/01/23
	AGM (a)	114

		3,061

Resource Recovery (3%)
600,000	California Pollution Control Financing Authority
	144A, 7.50%, 12/01/39 (c)	585
1,000,000	South Bayside Waste Management Authority,
	5.00%, 9/01/23	1,134

		1,719

Transportation (10%)
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	752
750,000	City of Long Beach CA Harbor Revenue,
	5.00%, 5/15/28	931
400,000	City of Los Angeles CA, 1.23%, 8/01/26 (b)	400
1,000,000	Foothill-Eastern Transportation Corridor Agency,
	5.50%, 1/15/53 (b)	1,097
620,000	Port of Los Angeles, 5.00%, 8/01/24	723
1,000,000	Port of Los Angeles, 5.00%, 8/01/25	1,193
835,000	Port of Los Angeles, 5.00%, 8/01/29	969

		6,065

Water & Sewer(4%)
250,000	El Dorado, Irrigation District, 5.00%, 3/01/29 AGM (a)	290

Principal or Shares	Security Description	Value (000)

500,000	Los Angeles Department of Water & Power
	Power System Revenue, 6.17%, 7/01/40	$514
600,000	Metropolitan Water District of Southern
	California, 6.95%, 7/01/40	620
100,000	San Diego Public Facilities Financing Authority
	Water Revenue, 5.00%, 8/01/32	123
700,000	Western Municipal Water District Facilities
	Authority, 6.51%, 10/01/40	730

		2,277

Total Revenue (Cost - $26,162)		27,201

Total Investments (Cost - $58,058) (98%)		60,351
Other Assets, net of Liabilities (2%)		1,515

Net Assets (100%)		$61,866

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

72   Payden Mutual Funds

        Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	56%
Asset Backed	15%
U.S. Treasury	11%
Mortgage Backed	11%
Foreign Government	5%
Other	2%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Bonds (99%)
Australia (USD) (1%)
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 3.16%, 11/28/23 (a)(b)	$518
270,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	270
285,000	Suncorp-Metway Ltd. 144A,
	2.38%, 11/09/20 (b)	286
		1,074
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	187
Canada (USD) (9%)
470,000	Alimentation Couche-Tard Inc. 144A,
	2.35%, 12/13/19 (b)	470
345,000	Bank of Montreal, 2.90%, 3/26/22	352
360,000	Bank of Nova Scotia, 2.00%, 11/15/22	359
195,000	Bank of Nova Scotia, 2.38%, 1/18/23 (c)	197
648,767	Canadian Pacer Auto Receivables Trust 2019-1
	144A, 2.78%, 3/21/22 (b)	651
720,000	Canadian Pacer Auto Receivables Trust 2019-1
	144A, 2.80%, 10/19/23 (b)	731
750,000	CDP Financial Inc. 144A, 2.13%, 6/11/21 (b)	755
1,240,000	Evergreen Credit Card Trust 144A,
	2.95%, 3/15/23 (b)	1,258
570,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	573
500,000	Husky Energy Inc., 7.25%, 12/15/19	502
250,000	National Bank of Canada 144A,
	2.15%, 10/07/22 (b)	251
750,000	Ontario Teachers’ Finance Trust 144A,
	2.75%, 4/16/21 (b)(c)	761
920,000	Securitized Term Auto Receivables Trust 2019-1
	144A, 2.99%, 2/27/23 (b)	934
		7,794
Cayman Islands (USD) (8%)
200,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	209

Principal or Shares	Security Description	Value (000)
400,000	Alibaba Group Holding Ltd., 3.13%, 11/28/21	$407
400,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%), 3.50%, 7/15/27 (a)(b)	399
420,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 1.450%), 3.45%, 7/18/27 (a)(b)	415
340,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 2.450%), 4.45%, 7/18/27 (a)(b)	326
110,000	Avolon Holdings Funding Ltd. 144A,
	3.63%, 5/01/22 (b)	112
500,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%), 2.77%, 1/20/28 (a)(b)	498
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 3.21%, 9/15/35 (a)(b)	471
370,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	370
500,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.18%, 9/15/28 (a)(b)	498
430,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36 (a)(b)	432
380,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 3.01%, 10/20/27 (a)(b)	380
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD
	+ 0.800%), 2.80%, 1/15/28 (a)(b)	1,046
250,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR USD + 0.850%),
	2.85%, 7/15/27 (a)(b)	250
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 2.99%, 7/15/38 (a)(b)	371
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%), 2.89%, 4/15/29 (a)(b)	811
		6,995
Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	276

Annual Report   73

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

245,000	Banco Santander Chile 144A,
	2.50%, 12/15/20 (b)	$245
		521
Finland (USD) (1%)
940,000	Finnvera OYJ 144A, 1.88%, 10/05/20 (b)	941
France (USD) (1%)
480,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	481
Georgia (USD) (1%)
400,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	425
Germany (USD) (1%)
535,000	Deutsche Bank AG, 3.15%, 1/22/21	537
Guernsey (USD) (0%)
300,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.80%, 9/15/22	313
India (USD) (1%)
345,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	356
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (b)	538
		894
Indonesia (USD) (1%)
225,000	Indonesia Asahan Aluminium Persero PT 144A,
	5.23%, 11/15/21 (b)	236
395,000	Pelabuhan Indonesia III Persero PT 144A,
	4.50%, 5/02/23 (b)	418
280,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.75%, 3/01/23 (b)	291
		945
Ireland (EUR) (0%)
100,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26 EUR (b)(d)	118
Ireland (USD) (1%)
300,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.50%, 5/26/22	309
340,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	342
205,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	209
		860
Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	428
240,000	Republic of Italy Government International
	Bond, 2.38%, 10/17/24	238
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	377
		1,043
Japan (USD) (2%)
450,000	Mitsubishi UFJ Financial Group Inc.,
	2.62%, 7/18/22	456
460,000	Mitsubishi UFJ Financial Group Inc.,
	3.22%, 3/07/22	472
200,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)(c)	201
330,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.840%), 2.72%, 7/16/23 (a)	334
		1,463

Principal or Shares	Security Description	Value (000)

Liberia (USD) (0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	$136
Netherlands (USD) (1%)
345,000	BMW Finance NV 144A, 2.25%, 8/12/22 (b)	346
560,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	533
		879
New Zealand (USD) (1%)
200,000	ANZ New Zealand International Ltd. 144A,
	2.20%, 7/17/20 (b)	201
500,000	BNZ International Funding Ltd. 144A,
	2.65%, 11/03/22 (b)	507
		708
Nigeria (USD) (0%)
250,000	Nigeria Government International Bond 144A,
	6.75%, 1/28/21 (b)	259
Norway (USD) (0%)
320,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	321
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A,
	4.13%, 10/19/27 (b)	232
Peru (USD) (1%)
320,000	Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)	327
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (b)	338
		665
Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	228
Singapore (USD) (0%)
200,000	DBS Group Holdings Ltd. 144A,
	2.85%, 4/16/22 (b)	203
Supranational (USD) (1%)
980,000	European Bank for Reconstruction &
	Development, 1.88%, 7/15/21	983
Sweden (USD) (0%)
250,000	Svensk Exportkredit AB, 2.38%, 4/09/21	252
Switzerland (USD) (1%)
270,000	UBS AG 144A, 2.45%, 12/01/20 (b)	271
825,000	UBS Group AG 144A, 3.00%, 4/15/21 (b)	838
		1,109
United Kingdom (USD) (3%)
399,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	408
475,000	Barclays PLC, 3.25%, 1/12/21	480
334,400	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%), 2.57%, 12/22/69 (a)(b)	334
460,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	468
285,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	295
660,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%), 3.63%, 5/15/23 (a)	666
460,000	Santander UK Group Holdings PLC,
	3.13%, 1/08/21	465
		3,116
United States (USD) (60%)
300,000	AES Corp., 4.00%, 3/15/21	306

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

90,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	$91
150,000	Air Lease Corp., 2.25%, 1/15/23	149
75,000	Air Lease Corp., 2.75%, 1/15/23	76
120,000	Ally Financial Inc., 3.88%, 5/21/24	126
140,000	Ally Financial Inc., 4.13%, 2/13/22	145
165,000	Ameren Corp., 2.50%, 9/15/24	166
380,000	American Express Co., 2.75%, 5/20/22	387
322,000	Antero Resources Corp., 5.13%, 12/01/22	243
120,000	Anthem Inc., 2.38%, 1/15/25	120
299,522	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%), 3.29%, 11/14/35 (a)(b)	300
400,000	Ares Capital Corp., 3.63%, 1/19/22	407
245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%),
	3.36%, 3/26/21 (a)	245
345,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	346
25,701,687	BANK 2018-BNK14, 0.52%, 9/15/60 (e)	918
135,000	Bank of America Corp., 2.15%, 11/09/20	135
270,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%), 2.33%, 10/01/21 (a)	271
450,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%), 2.37%, 7/21/21 (a)	451
275,000	Bank of America Corp., 2.63%, 4/19/21	278
240,000	Bank of The West Auto Trust 2019-1 144A,
	2.43%, 4/15/24 (b)	242
190,000	Bank of The West Auto Trust 2019-1 144A,
	2.51%, 10/15/24 (b)	192
220,000	Bayer U.S. Finance II LLC 144A,
	3.50%, 6/25/21 (b)	224
320,000	BB&T Corp., 2.20%, 3/16/23	322
410,000	BBVA USA, 2.88%, 6/29/22	417
15,690,027	BENCHMARK 2018-B6 Mortgage Trust,
	0.44%, 10/10/51 (e)	453
615,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	615
145,000	Broadcom Inc. 144A, 3.13%, 4/15/21 (b)	147
180,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 0.920%),
	2.92%, 10/15/36 (a)(b)	180
180,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 1.080%),
	3.08%, 10/15/36 (a)(b)	181
2,889,783	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52 (e)	245
440,000	Capital One NA, 2.35%, 1/31/20	440
65,000	Centene Corp., 4.75%, 5/15/22	67
135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	139
350,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.350%),
	4.26%, 6/15/34 (a)(b)	351
265,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	295
185,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	2.79%, 9/17/21 (a)	185
265,000	Cigna Corp., 3.20%, 9/17/20	268
250,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	253
210,000	CIT Group Inc., 5.00%, 8/15/22	224

Principal or Shares	Security Description	Value (000)

455,000	Citibank NA, (3 mo. LIBOR USD + 0.596%),
	2.84%, 5/20/22 (a)	$461
550,000	Citigroup Inc., 2.65%, 10/26/20	554
250,000	Citizens Bank NA, 2.20%, 5/26/20	250
250,000	Citizens Bank NA, 2.25%, 3/02/20	250
250,000	Citizens Bank NA, 3.25%, 2/14/22	257
185,000	Comcast Corp., 3.45%, 10/01/21	191
340,000	COMM 2019-WCM Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.900%),
	2.90%, 10/15/36 (a)(b)	340
90,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.750%), 2.70%, 10/22/20 (a)	90
130,000	Conagra Brands Inc., 3.80%, 10/22/21	134
250,000	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 2.100%),
	3.92%, 10/25/39 (a)(b)	250
250,000	Constellation Brands Inc., 2.00%, 11/07/19	250
340,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%), 2.82%, 3/09/21 (a)	342
300,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	310
46,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	47
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	376
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	216
105,000	Diamondback Energy Inc., 4.75%, 11/01/24	109
390,000	Dominion Energy Inc. 144A, 2.45%, 1/15/23 (b)	393
140,000	Dominion Energy Inc., 2.58%, 7/01/20	140
135,000	Dominion Energy Inc., 2.72%, 8/15/21	136
285,000	DTE Energy Co., 2.25%, 11/01/22	287
105,000	DTE Energy Co., 2.60%, 6/15/22	106
90,000	Elanco Animal Health Inc., 3.91%, 8/27/21	92
230,000	Energy Transfer Operating LP, 4.25%, 3/15/23	241
146,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.88%, 3/01/22	156
280,000	Enterprise Fleet Financing 2019-2 LLC 144A,
	2.29%, 2/20/25 (b)	282
145,000	EQT Corp., 2.50%, 10/01/20	145
290,000	Evergy Inc., 2.45%, 9/15/24	292
335,000	Express Scripts Holding Co., 2.60%, 11/30/20	337
270,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%), 4.02%, 8/25/30 (a)	272
667,394	FN, 3.00%, 5/01/32	685
447,395	FN, 3.00%, 10/01/34	459
280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%), 3.37%, 3/28/22 (a)	277
90,000	Fox Corp. 144A, 3.67%, 1/25/22 (b)	93
285,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(b)	285
250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	6.42%, 12/25/42 (a)	270
248,928	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%),
	13.07%, 10/25/29 (a)	311
445,000	FS KKR Capital Corp., 4.25%, 1/15/20	446
300,000	FS KKR Capital Corp., 4.75%, 5/15/22	311
280,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	280

Annual Report   75

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

615,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%), 2.92%, 4/13/20 (a)	$616
580,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%), 3.54%, 1/14/22 (a)	586
390,000	GM Financial Consumer Automobile Receivables
	Trust 2019-3, 2.18%, 4/16/24	392
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	684
130,000	Hewlett Packard Enterprise Co.,
	3.50%, 10/05/21	134
200,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	205
285,000	International Business Machines Corp.,
	2.80%, 5/13/21	289
433,803	Invitation Homes 2018-SFR1 Trust 144A, (1
	mo. LIBOR USD + 0.700%),
	2.59%, 3/17/37 (a)(b)	431
350,000	Jackson National Life Global Funding 144A,
	3.30%, 2/01/22 (b)	360
340,799	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(e)	345
614,733	JP Morgan Mortgage Trust 2017-5 144A,
	3.00%, 10/26/48 (b)(e)	618
520,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%), 2.82%, 6/01/21 (a)	522
275,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%), 3.51%, 6/18/22 (a)	281
275,000	Kinder Morgan Inc., 3.05%, 12/01/19	275
240,000	Kinder Morgan Inc., (3 mo. LIBOR USD
	+ 1.280%), 3.28%, 1/15/23 (a)	243
43,320	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	45
105,000	Las Vegas Sands Corp., 3.20%, 8/08/24	108
350,000	Lennar Corp., 4.13%, 1/15/22	361
170,000	Marriott International Inc., 2.13%, 10/03/22	170
210,000	Midwest Connector Capital Co. LLC 144A,
	3.63%, 4/01/22 (b)	216
300,000	Morgan Stanley, 2.50%, 4/21/21	302
220,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	223
350,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%),
	3.08%, 1/27/20 (a)	351
180,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%),
	3.15%, 1/20/22 (a)	182
100,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 1.700%), 3.50%, 10/15/49 (a)(b)	101
171,372	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (b)	172
299,710	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(e)	317
594,429	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(e)	629
310,000	NextEra Energy Capital Holdings Inc.,
	2.40%, 9/01/21	313
290,000	NextEra Energy Capital Holdings Inc.,
	2.90%, 4/01/22	296

Principal or Shares	Security Description	Value (000)

110,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (b)	$113
290,000	Nissan Auto Lease Trust 2019-B,
	2.29%, 4/15/25	292
180,000	Occidental Petroleum Corp., 2.60%, 8/13/21	181
145,000	Occidental Petroleum Corp., 2.70%, 8/15/22	147
590,000	ONEOK Inc., 4.25%, 2/01/22	613
190,000	PayPal Holdings Inc., 2.20%, 9/26/22	191
295,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 2.70%, 11/01/24 (b)	298
210,000	Phillips 66, (3 mo. LIBOR USD + 0.600%),
	2.73%, 2/26/21 (a)	210
35,000	QEP Resources Inc., 6.88%, 3/01/21	35
165,000	Reliance Standard Life Global Funding II 144A,
	2.63%, 7/22/22 (b)	167
164,481	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	133
110,000	Ryder System Inc., 2.88%, 6/01/22	112
465,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	480
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	566
150,000	Santander Holdings USA Inc., 4.45%, 12/03/21	156
310,000	Santander Retail Auto Lease Trust 2019-B 144A,
	2.30%, 1/20/23 (b)	312
110,000	Sempra Energy, 2.40%, 2/01/20	110
105,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%),
	2.50%, 1/15/21 (a)	105
290,000	Sirius XM Radio Inc. 144A, 4.63%, 7/15/24 (b)	304
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	179
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	170
250,000	Southern California Edison Co., 1.85%, 2/01/22	246
125,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%), 2.92%, 6/15/21 (a)	125
240,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	242
791,322	STACR Trust 2018-DNA2 144A, (1 mo. LIBOR
	USD + 0.800%), 2.62%, 12/25/30 (a)(b)	792
364,546	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43 (a)(b)	366
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%), 5.57%, 4/25/43 (a)(b)	261
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 12.32%, 2/25/47 (a)(b)	167
100,000	Starwood Property Trust Inc., 3.63%, 2/01/21	101
195,000	Sterling Bancorp, 3.50%, 6/08/20	196
80,000	Sunoco LP/Sunoco Finance Corp.,
	4.88%, 1/15/23	82
555,000	SunTrust Bank, (3 mo. LIBOR USD + 0.298%),
	2.59%, 1/29/21 (a)	556
480,000	SunTrust Bank, 2.80%, 5/17/22	489
290,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	293
160,000	Synchrony Financial, 2.85%, 7/25/22	162
120,000	Synchrony Financial, (3 mo. LIBOR USD
	+ 1.230%), 3.13%, 2/03/20 (a)	120
228,275	Taco Bell Funding LLC 144A,
	4.32%, 11/25/48 (b)	235
470,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.450%), 3.45%, 9/15/34 (a)(b)	472

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

6,460,000	U.S. Treasury Bill, 1.72%, 8/13/20 (f)	$6,383
65,000	U.S. Treasury Note, 1.38%, 10/15/22	65
1,800,000	U.S. Treasury Note, 1.50%, 8/31/21	1,798
1,235,000	U.S. Treasury Note, 1.50%, 8/15/22 (g)(h)	1,235
815,000	U.S. Treasury Note, 2.13%, 5/15/22	827
115,000	United Technologies Corp., (3 mo. LIBOR USD
	+ 0.650%), 2.82%, 8/16/21 (a)	115
135,000	United Technologies Corp., 3.35%, 8/16/21	139
250,000	Ventas Realty LP, 2.65%, 1/15/25	253
560,000	VEREIT Operating Partnership LP,
	4.13%, 6/01/21	575
255,000	Volkswagen Group of America Finance LLC
	144A, 3.88%, 11/13/20 (b)	260
170,000	WEC Energy Group Inc., 3.10%, 3/08/22	174
180,000	WEC Energy Group Inc., 3.38%, 6/15/21	184
465,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.650%), 2.08%, 9/09/22 (a)	465
485,000	Wells Fargo Bank NA, 3.63%, 10/22/21	500
7,636,297	Wells Fargo Commercial Mortgage Trust
	2018-C46, 0.95%, 8/15/51 (e)	448
169,150	Wingstop Funding 2018-1 LLC 144A,
	4.97%, 12/05/48 (b)	177
290,000	World Omni Auto Receivables Trust 2019-B,
	2.59%, 7/15/24	295
250,000	Zions Bancorp NA, 3.35%, 3/04/22	256

		55,018

Vietnam (USD) (1%)
500,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	505

Virgin Islands (British) (USD) (1%)
585,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (b)	585

Total Bonds (Cost - $89,172)		89,790

Preferred Stock (1%)
19,900	Digital Realty Trust Inc., 6.35% (c)
	(Cost - $499)	515

Investment Company (1%)
1,405,366	Payden Cash Reserves Money Market Fund *
	(Cost - $1,405)	1,405

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $65)		12

Total Investments, Before Options Written
(Cost - $91,141) (101%)		91,722

Written Swaptions (0%)
Total Written Swaptions (Cost - $(39))		(15)

Total Investments (Cost - $91,102) (101%)		91,707
Liabilities in excess of Other Assets (-1%)		(679)

Net Assets (100%)		$91,028
*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $524 and the total market value of the collateral held by the Fund is $538. Amount in 000s.

(d)	Principal in foreign currency.
(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Yield to maturity at time of purchase.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
10Y-2Y CMS Index, 2/06/20, Pay Fixed 0.112% at Maturity, Receive Pay at Maturity with Strike Cap of 0.205%	BNP PARIBAS	$22,930	02/06/2020	$—	Call
2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	11,690	02/05/2022	12	Put

Total Swaptions		$34,620		$12

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$2,472	02/05/2030	$(15)	Put

Annual Report   77

        Payden Global Low Duration Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 453	USD 309	HSBC Bank USA, N.A.	11/21/2019	$4
SEK 8,810	USD 911	Barclays Bank PLC	11/25/2019	3
USD 916	SEK 8,810	Barclays Bank PLC	11/25/2019	3
USD 897	NOK 8,203	Barclays Bank PLC	11/25/2019	5

				15

Liabilities:
CAD 409	USD 312	Barclays Bank PLC	11/20/2019	(1)
CAD 409	USD 312	HSBC Bank USA, N.A.	11/21/2019	(1)
EUR 553	USD 621	BNP PARIBAS	01/15/2020	(1)
NOK 8,203	USD 915	Barclays Bank PLC	11/25/2019	(23)
USD 308	CAD 409	Barclays Bank PLC	11/20/2019	(3)
USD 614	EUR 553	BNP PARIBAS	01/15/2020	(6)
USD 118	EUR 107	Citibank, N.A.	12/09/2019	(2)
USD 312	AUD 453	HSBC Bank USA, N.A.	11/21/2019	(1)
USD 308	CAD 409	HSBC Bank USA, N.A.	11/21/2019	(3)

				(41)

Net Unrealized Appreciation (Depreciation)				$(26)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	95	Dec-19	$20,482	$(22)	$(22)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	1,060	$(6)	—	$(6)
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	1,060	(6)	—	(6)
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	930	(4)	—	(4)

			$(16)		$(16)

78   Payden Mutual Funds

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$524
Non-cash Collateral[2]	(524)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   79

                  Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments

Foreign Government	38%
Corporate	29%
Mortgage Backed	12%
U.S. Treasury	10%
Asset Backed	8%
Other	2%
This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)

Bonds (103%)
Australia (AUD) (1%)
250,000	Australia Government Bond, 2.75%, 6/21/35(a)	$206
1,700,000	Australia Government Bond, 3.25%, 4/21/25(a)	1,318
		1,524
Australia (GBP) (1%)
400,000	Westfield America Management Ltd.,
	2.63%, 3/30/29(a)	545
Australia (USD) (0%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(b)	265
Austria (EUR) (0%)
120,000	Austria Government Bond 144A,
	1.65%, 10/21/24(a)(b)	148
120,000	Austria Government Bond 144A,
	2.40%, 5/23/34(a)(b)	179
90,000	Austria Government Bond 144A,
	3.15%, 6/20/44(a)(b)	167
		494
Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A,
	0.80%, 6/22/25(a)(b)	119
400,000	Belgium Government Bond 144A,
	1.00%, 6/22/31(a)(b)	497
110,000	Belgium Government Bond 144A,
	1.60%, 6/22/47(a)(b)	152
		768
Canada (CAD) (2%)
680,000	Canadian Government Bond, 3.50%, 12/01/45	722
200,000	Canadian Government Bond, 5.00%, 6/01/37	232
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29(b)	676
400,000	Municipal Finance Authority of British
	Columbia, 2.55%, 10/09/29	313
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29(b)	392
		2,335
Canada (USD) (1%)
360,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25(b)	370

Principal or Shares	Security Description	Value (000)

405,000	Manulife Financial Corp., (USD ICE Swap Rate
	11:00 am NY 5Y + 1.647%), 4.06%, 2/24/32(c)	$422
		792
Cayman Islands (USD) (5%)
250,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 2.450%), 4.45%, 7/18/27(b)(c)	240
350,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.500%), 3.41%, 5/15/37(b)(c)	350
290,000	Atrium XII 144A, (3 mo. LIBOR USD
	+ 2.800%), 4.75%, 4/22/27(b)(c)	268
300,000	Avolon Holdings Funding Ltd. 144A,
	3.95%, 7/01/24(b)	312
525,000	BDS 2019-FL4 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 3.01%, 8/15/36(b)(c)	526
400,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.250%), 3.28%, 8/20/35(b)(c)	402
300,000	GEMS MENASA Cayman Ltd./GEMS Education
	Delaware LLC 144A, 7.13%, 7/31/26(b)	312
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.300%), 3.21%, 2/22/36(b)(c)	502
678,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.18%, 9/15/28(b)(c)	676
250,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 3.300%), 5.27%, 1/20/30(b)(c)	242
400,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 2.99%, 8/15/28(b)(c)	401
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.450%), 3.36%, 8/15/28(b)(c)	251
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36(b)(c)	301
400,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.500%), 3.41%, 5/15/36(b)(c)	401
400,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 3.06%, 6/15/28(b)(c)	401

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR
	USD + 2.900%), 4.84%, 4/26/31(b)(c)	$315
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.600%), 3.54%, 4/30/27(b)(c)	297
375,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%), 4.94%, 4/30/27(b)(c)	347
300,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.420%), 3.31%, 4/14/36(b)(c)	301
300,000	Voya CLO 2015-1 Ltd. 144A, (3 mo. LIBOR
	USD + 2.350%), 4.35%, 1/18/29(b)(c)	266
		7,111
Chile (USD) (0%)
195,069	Latam Airlines 2015-1 Pass-Through Trust A,
	4.20%, 11/15/27	203
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39	190
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25(b)	214
Finland (EUR) (0%)
170,000	Finland Government Bond 144A,
	2.75%, 7/04/28(a)(b)	240
France (EUR) (3%)
200,000	Crown European Holdings SA,
	2.88%, 2/01/26(a)	240
800,000	French Republic Government Bond OAT,
	0.75%, 11/25/28(a)	969
350,000	French Republic Government Bond OAT 144A,
	1.25%, 5/25/36(a)(b)	452
1,120,000	French Republic Government Bond OAT,
	1.75%, 11/25/24(a)	1,392
150,000	French Republic Government Bond OAT 144A,
	2.00%, 5/25/48(a)(b)	227
390,000	French Republic Government Bond OAT,
	3.25%, 5/25/45(a)	715
		3,995
France (GBP) (0%)
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29(a)	240
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29(a)	160
		400
Germany (EUR) (7%)
900,000	Bundesrepublik Deutschland Bundesanleihe,
	0.00%, 8/15/26(a)(d)	1,044
2,400,000	Bundesrepublik Deutschland Bundesanleihe,
	0.25%, 2/15/29(a)	2,853
800,000	Bundesrepublik Deutschland Bundesanleihe,
	0.50%, 2/15/26(a)	955
450,000	Bundesrepublik Deutschland Bundesanleihe,
	1.25%, 8/15/48(a)	670
1,200,000	Bundesrepublik Deutschland Bundesanleihe,
	2.00%, 1/04/22(a)	1,418
360,000	Bundesrepublik Deutschland Bundesanleihe,
	3.25%, 7/04/42(a)	704
350,000	Bundesrepublik Deutschland Bundesanleihe,
	4.00%, 1/04/37(a)	676

Principal or Shares	Security Description	Value (000)

150,000	IHO Verwaltungs GmbH 144A,
	3.63%, 5/15/25(b)	$171
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25(a)	520
		9,011
Ghana (USD) (0%)
200,000	Ghana Government International Bond 144A,
	7.88%, 3/26/27(b)	208
Iceland (EUR) (0%)
400,000	Landsbankinn HF, 1.63%, 3/15/21(a)	455
India (USD) (1%)
250,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22(b)	255
665,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22(b)	673
		928
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A,
	3.75%, 6/14/28(b)	393
Indonesia (USD) (1%)
200,000	Indonesia Government International Bond 144A,
	4.13%, 1/15/25(b)	214
310,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	4.15%, 3/29/27(b)	332
		546
Ireland (EUR) (2%)
650,000	Blackrock European CLO VII DAC 144A, (3 mo.
	EURIBOR + 1.700%), 1.70%, 10/15/31(b)(c)	726
500,000	Henley CLO I DAC 144A, (3 mo. EURIBOR
	+ 1.140%), 1.14%, 7/15/32(b)(c)	560
250,000	Ireland Government Bond, 1.10%, 5/15/29(a)	308
100,000	Ireland Government Bond, 3.40%, 3/18/24(a)	130
125,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26(b)	147
750,000	OZLME V DAC 144A, (3 mo. EURIBOR
	+ 1.750%), 1.75%, 1/14/32(b)(c)	839
325,000	St Paul’s CLO IX DAC, (3 mo. EURIBOR
	+ 0.820%), 0.82%, 11/15/30(a)(c)	360
		3,070
Ireland (USD) (1%)
185,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	189
535,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21(b)	539
		728
Italy (EUR) (4%)
270,000	Assicurazioni Generali SpA, (3 mo. EURIBOR
	+ 5.350%), 5.00%, 6/08/48(a)(c)	354
550,000	Italy Buoni Poliennali Del Tesoro 144A,
	2.95%, 9/01/38(a)(b)	742
940,000	Italy Buoni Poliennali Del Tesoro 144A,
	3.85%, 9/01/49(a)(b)	1,480
1,180,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,517
1,040,000	Italy Buoni Poliennali Del Tesoro,
	5.25%, 11/01/29	1,634
		5,727

Annual Report   81

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

Italy (USD) (0%)
350,000	UniCredit SpA 144A, 6.57%, 1/14/22(b)	$377
Japan (EUR) (0%)
250,000	Takeda Pharmaceutical Co. Ltd. 144A,
	3.00%, 11/21/30(b)	336
Japan (JPY) (15%)
337,400,000	Japan Government Ten Year Bond,
	0.30%, 12/20/25	3,235
395,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	3,808
250,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	2,369
45,000,000	Japan Government Thirty Year Bond,
	0.80%, 3/20/48	465
205,800,000	Japan Government Thirty Year Bond,
	1.40%, 12/20/45	2,414
8,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	100
40,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	512
105,000,000	Japan Government Thirty Year Bond,
	2.30%, 3/20/39	1,354
284,500,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	3,242
325,000,000	Japan Government Twenty Year Bond,
	2.10%, 6/20/28	3,619
		21,118
Japan (USD) (1%)
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	631
500,000	Takeda Pharmaceutical Co. Ltd. 144A,
	5.00%, 11/26/28(b)	587
		1,218
Jersey (GBP) (0%)
300,000	Heathrow Funding Ltd., 7.13%, 2/14/24(a)	474
Kenya (USD) (0%)
200,000	Kenya Government International Bond,
	6.88%, 6/24/24(a)	213
Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24	872
600,000	Becton Dickinson Euro Finance Sarl,
	1.21%, 6/04/26	688
300,000	Medtronic Global Holdings SCA,
	1.13%, 3/07/27	355
		1,915
Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	246
Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	286
Mexico (USD) (1%)
320,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27(b)	342
215,000	Petroleos Mexicanos 144A, 7.69%, 1/23/50(b)	234
		576
Netherlands (EUR) (1%)
325,000	Dryden 39 Euro CLO 2015 BV, (3 mo.
	EURIBOR + 0.870%), 0.87%, 10/15/31(a)(c)	361

Principal or Shares	Security Description	Value (000)

300,000	Netherlands Government Bond 144A,
	0.50%, 7/15/26(a)(b)	$356
130,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22(a)(b)	157
130,000	Netherlands Government Bond 144A,
	4.00%, 1/15/37(a)(b)	246
220,000	Teva Pharmaceutical Finance Netherlands II BV,
	1.13%, 10/15/24(a)	198
110,000	Teva Pharmaceutical Finance Netherlands II BV,
	4.50%, 3/01/25	114
		1,432
Netherlands (GBP) (1%)
400,000	ING Groep NV, 3.00%, 2/18/26(a)	555
Netherlands (USD) (1%)
600,000	Mylan NV, 3.15%, 6/15/21	608
300,000	Petrobras Global Finance BV, 6.90%, 3/19/49	349
250,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	238
		1,195
New Zealand (USD) (1%)
310,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23(b)	326
250,000	BNZ International Funding Ltd. 144A,
	2.10%, 9/14/21(b)	250
		576
Nigeria (USD) (0%)
400,000	Nigeria Government International Bond,
	6.75%, 1/28/21(a)	415
Peru (USD) (1%)
200,000	Banco de Credito del Peru 144A,
	2.70%, 1/11/25(b)	199
387,000	Banco Internacional del Peru SAA Interbank
	144A, 3.25%, 10/04/26(b)	387
		586
Poland (PLN) (0%)
500,000	Republic of Poland Government Bond,
	5.25%, 10/25/20	136
Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21(b)	321
Singapore (USD) (0%)
400,000	United Overseas Bank Ltd. 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 1.500%), 3.75%, 4/15/29(b)(c)	416
Spain (EUR) (2%)
500,000	Spain Government Bond, 0.75%, 7/30/21	569
500,000	Spain Government Bond 144A,
	1.95%, 4/30/26(a)(b)	630
600,000	Spain Government Bond 144A,
	1.95%, 7/30/30(a)(b)	786
320,000	Spain Government Bond 144A,
	2.90%, 10/31/46(a)(b)	510
500,000	Telefonica Emisiones SA, 1.53%, 1/17/25(a)	596
		3,091
Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22(b)	304

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Sweden (SEK) (0%)
2,900,000	Sweden Government Bond, 1.00%, 11/12/26(a)	$327
Switzerland (CHF) (1%)
550,000	Swiss Confederation Government Bond,
	0.50%, 5/27/30(a)	621
Switzerland (USD) (0%)
395,000	Credit Suisse Group AG 144A, (U.S. Secured
	Overnight Financing Rate + 1.560%),
	2.59%, 9/11/25(b)(c)	394
United Kingdom (EUR) (1%)
500,000	Nationwide Building Society, (5 yr. Euro Swap
	+ 1.500%), 2.00%, 7/25/29(a)(c)	579
United Kingdom (GBP) (4%)
350,000	Barclays PLC, 3.25%, 2/12/27(a)	484
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP
	+ 1.500%), 5.38%, 11/04/30(c)	473
453,319	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%), 1.56%, 8/20/56(b)(c)	587
100,000	United Kingdom Gilt, 0.50%, 7/22/22(a)	130
260,000	United Kingdom Gilt, 4.25%, 12/07/55(a)	658
260,000	United Kingdom Gilt, 4.25%, 12/07/55(a)	658
760,000	United Kingdom Gilt, 4.75%, 12/07/38(a)	1,626
420,000	United Kingdom Gilt, 5.00%, 3/07/25(a)	676
		5,292
United States (EUR) (3%)
350,000	AT&T Inc., 1.80%, 9/14/39	383
450,000	Blackstone Holdings Finance Co. LLC 144A,
	1.00%, 10/05/26(b)	521
100,000	Cogent Communications Group Inc. 144A,
	4.38%, 6/30/24(b)	114
200,000	Equinix Inc., 2.88%, 10/01/25	231
100,000	Fidelity National Information Services Inc.,
	0.75%, 5/21/23	114
400,000	General Motors Financial Co. Inc.,
	0.96%, 9/07/23(a)	448
250,000	International Flavors & Fragrances Inc.,
	1.80%, 9/25/26	296
400,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%),
	0.64%, 7/26/24(c)	454
350,000	Prologis Euro Finance LLC, 0.25%, 9/10/27	384
650,000	Southern Power Co., 1.00%, 6/20/22	743
350,000	Thermo Fisher Scientific Inc., 0.88%, 10/01/31	393
250,000	Verizon Communications Inc., 2.88%, 1/15/38	344
		4,425
United States (GBP) (0%)
100,000	Fidelity National Information Services Inc.,
	2.60%, 5/21/25	136
110,000	Textron Inc., 6.63%, 4/07/20	146
		282
United States (USD) (39%)
400,000	Allison Transmission Inc. 144A,
	5.88%, 6/01/29(b)	432
390,000	American Equity Investment Life Holding Co.,
	5.00%, 6/15/27	414
475,000	Antero Resources Corp., 5.00%, 3/01/25(e)	316
400,000	Apple Inc., 2.20%, 9/11/29	394
350,000	Ares Capital Corp., 3.63%, 1/19/22	356

Principal or Shares	Security Description	Value (000)

400,000	AT&T Inc., 4.35%, 3/01/29	$443
8,481,804	BANK 2018-BNK14, 0.52%, 9/15/60(f)	303
200,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.870%), 2.46%, 10/22/25(c)	201
350,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.210%), 3.97%, 2/07/30(c)	382
500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(b)	523
400,000	Boston Properties LP, 2.90%, 3/15/30	402
282,700	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.700%),
	3.61%, 11/15/35(b)(c)	284
314,111	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 1.800%),
	3.71%, 11/15/35(b)(c)	315
750,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 2.300%),
	4.30%, 10/15/36(b)(c)	753
2,312,226	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52(f)	196
300,000	CenterPoint Energy Inc., 3.70%, 9/01/49	308
150,000	Cheniere Energy Partners LP 144A,
	4.50%, 10/01/29(b)	153
385,000	Cigna Corp., 4.38%, 10/15/28	424
300,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25(c)	303
700,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.867%), 2.31%, 11/04/22(c)	702
280,000	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 2.450%),
	4.27%, 7/25/31(b)(c)	283
250,000	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 2.150%),
	3.97%, 9/25/31(b)(c)	251
255,000	CVS Health Corp., 3.70%, 3/09/23	266
400,000	CVS Health Corp., 4.30%, 3/25/28	435
175,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co. 144A, 5.38%, 8/15/26(b)	183
90,000	Dignity Health, 3.13%, 11/01/22	92
421,813	Driven Brands Funding LLC 144A,
	4.64%, 4/20/49(b)	447
320,000	Energy Transfer Operating LP, 6.50%, 2/01/42	384
230,000	EQM Midstream Partners LP, 4.75%, 7/15/23	228
310,000	EQT Corp., 3.00%, 10/01/22	296
235,000	Evergy Inc., 2.90%, 9/15/29	237
218,480	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%),
	2.77%, 10/25/29(c)	219
350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.150%),
	3.97%, 10/25/30(c)	352
250,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%), 6.07%, 1/25/29(c)	264
330,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%), 6.07%, 4/25/29(c)	351

Annual Report   83

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

152,178	Fannie Mae Connecticut Avenue Securities,
	(1 mo. LIBOR USD + 4.450%), 6.27%, 1/25/29(c)	$160
199,521	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 9.500%),
	11.32%, 5/25/29(c)	253
498,289	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%),
	12.07%, 1/25/29(c)	670
498,854	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%),
	12.57%, 1/25/29(c)	667
460,000	Fannie Mae-Aces, 3.70%, 9/25/30(f)	517
400,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 2.88%, 4/25/26	422
440,672	FN AS4885 30YR, 3.50%, 5/01/45	460
1,200,000	FNCI, 3.00%, 15YR TBA(g)	1,229
1,170,000	FNCI, 3.00%, 30YR TBA(g)	1,189
560,000	FNCI, 3.50%, 30YR TBA(g)	575
1,830,000	FNCI, 4.00%, 30YR TBA(g)	1,899
430,000	Ford Motor Co., 4.35%, 12/08/26(e)	433
400,000	Ford Motor Co., 4.75%, 1/15/43	349
600,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%),
	4.12%, 10/25/48(b)(c)	605
253,370	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%),
	2.72%, 1/25/49(b)(c)	254
500,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%),
	4.27%, 3/25/49(b)(c)	504
275,000	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%),
	3.87%, 7/25/49(b)(c)	276
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%),
	4.58%, 10/25/49(b)(c)	200
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.250%),
	5.07%, 7/25/29(c)	262
110,000	FS KKR Capital Corp., 4.25%, 1/15/20	110
325,000	FS KKR Capital Corp., 4.75%, 5/15/22	337
720,000	G2, 3.50%, 30YR TBA(g)	747
350,000	General Motors Co., 6.25%, 10/02/43	392
450,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	473
20,588	GreenPoint MTA Trust 2005-AR1, (1 mo.
	LIBOR USD + 0.560%), 2.38%, 6/25/45(c)	22
150,000	HCA Inc., 4.13%, 6/15/29	159
500,000	HCA Inc., 5.38%, 2/01/25	551
700,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30(c)	699
375,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	465
250,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43(b)	307
500,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR
	USD + 1.400%), 3.57%, 12/22/35(b)(c)	503
380,000	Madison Avenue Trust 2013-650M 144A,
	4.03%, 10/12/32(b)(f)	379

Principal or Shares	Security Description	Value (000)

450,000	Meritage Homes Corp., 5.13%, 6/06/27	$486
100,000	Midwest Connector Capital Co. LLC 144A,
	3.90%, 4/01/24(b)	105
170,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39(b)	294
400,000	Navient Corp., 8.00%, 3/25/20	410
264,692	New Residential Mortgage Loan Trust 2017-2
	144A, 4.00%, 3/25/57(b)(f)	280
450,000	NextEra Energy Capital Holdings Inc.,
	3.55%, 5/01/27	480
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	537
250,000	Occidental Petroleum Corp., 2.70%, 8/15/22	253
320,000	ONEOK Partners LP, 6.65%, 10/01/36	395
63,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39(b)	106
485,100	Planet Fitness Master Issuer LLC 144A,
	4.26%, 9/05/48(b)	497
700,000	Progress Residential 2019-SFR4 Trust 144A,
	2.69%, 10/17/36(b)	704
205,000	PSEG Power LLC, 3.85%, 6/01/23	217
400,000	Range Resources Corp., 5.75%, 6/01/21	400
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25(b)	506
300,000	Simon Property Group LP, 3.25%, 9/13/49	298
500,000	SLM Corp., 5.13%, 4/05/22	518
240,000	SM Energy Co., 6.13%, 11/15/22	230
400,000	SM Energy Co., 6.75%, 9/15/26	345
452,308	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43(b)(c)	454
400,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 4.22%, 2/25/47(b)(c)	409
200,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.600%), 3.51%, 7/15/38(b)(c)	201
347,375	Taco Bell Funding LLC 144A,
	4.94%, 11/25/48(b)	373
200,000	Teachers Insurance & Annuity Association of
	America 144A, 4.90%, 9/15/44(b)	252
640,000	Toledo Hospital, 5.33%, 11/15/28	701
830,000	U.S. Treasury Bond, 2.25%, 8/15/46	842
300,000	U.S. Treasury Bond, 2.88%, 5/15/49(h)	346
1,250,000	U.S. Treasury Bond, 3.00%, 8/15/48(h)(i)(j)	1,470
830,000	U.S. Treasury Bond, 4.50%, 5/15/38	1,160
2,300,000	U.S. Treasury Bond, 5.38%, 2/15/31	3,161
1,900,000	U.S. Treasury Note, 1.75%, 6/30/24	1,919
5,900,000	U.S. Treasury Note, 2.38%, 5/15/29	6,257
600,000	UDR Inc., 3.10%, 11/01/34	602
300,000	Ventas Realty LP, 3.00%, 1/15/30	302
325,000	Ventas Realty LP, 3.50%, 2/01/25	342
280,000	Welltower Inc., 3.63%, 3/15/24	296
298,500	Wingstop Funding 2018-1 LLC 144A,
	4.97%, 12/05/48(b)	312
		54,420
Total Bonds (Cost - $137,240)		142,268
Bank Loans(k) (0%)
100,000	Froneri International Ltd. Term Loan B 1L,
	(3 mo. EURIBOR + 2.625%), 2.63%, 1/31/25
	EUR (l)	112
Total Bank Loans (Cost - $113)		112

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $162)		$48
Investment Company (2%)
878,062	Payden Cash Reserves Money Market Fund *	878
146,702	Payden Floating Rate Fund, SI Class *	1,452
Total Investment Company (Cost - $2,346)		2,330
Total Investments, Before Swaptions Written
(Cost - $139,861) (105%)		144,758
Written Swaptions (0%)
Total Written Swaptions (Cost - $(126))		(38)
Total Investments (Cost - $139,735) (105%)		144,720
Liabilities in excess of Other Assets (-5%)		(6,333)
Net Assets (100%)		$138,387

*	Affiliated investment
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $517 and the total market value of the collateral held by the Fund is $545. Amounts in 000s.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(g)	Security was purchased on a delayed delivery basis.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.
(j)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(k)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(l)	Principal in foreign currency.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
10Y-2Y CMS Index, 2/06/20, Pay Fixed 0.112% at Maturity, Receive Pay at Maturity with Strike Cap of 0.205%	BNP PARIBAS	$32,913	02/06/2020	$—	Call
10-Year Interest Rate Swap, 02/20/20, Pay Fixed 1.78% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	4,096	02/20/2020	31	Call
2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	16,779	02/05/2022	17	Put

Total Swaptions				$48

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$3,548	02/05/2030	$(21)	Put
10-Year Interest Rate Swap, 02/20/20, Receive Fixed 0.4% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	2,866	02/20/2020	(17)	Call

Total Swaptions				$(38)

Annual Report   85

            Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 2,019	USD 1,375	HSBC Bank USA, N.A.	11/21/2019	$17
SEK 40,588	USD 4,195	Barclays Bank PLC	11/25/2019	14
USD 4,222	SEK 40,588	Barclays Bank PLC	11/25/2019	13
USD 4,132	NOK 37,790	Barclays Bank PLC	11/25/2019	22
USD 21,573	JPY 2,308,300	Barclays Bank PLC	12/09/2019	144

				210

Liabilities:
CAD 1,824	USD 1,392	Barclays Bank PLC	11/20/2019	(7)
CAD 1,824	USD 1,392	HSBC Bank USA, N.A.	11/21/2019	(7)
EUR 2,528	USD 2,837	BNP PARIBAS	01/15/2020	(3)
NOK 37,790	USD 4,214	Barclays Bank PLC	11/25/2019	(104)
USD 1,373	CAD 1,824	Barclays Bank PLC	11/20/2019	(12)
USD 640	CHF 634	Barclays Bank PLC	12/09/2019	(5)
USD 139	PLN 546	Barclays Bank PLC	12/09/2019	(4)
USD 1,654	AUD 2,454	BNP PARIBAS	12/09/2019	(39)
USD 2,805	EUR 2,528	BNP PARIBAS	01/15/2020	(30)
USD 21,695	EUR 19,682	Citibank, N.A.	12/09/2019	(316)
USD 1,389	AUD 2,019	HSBC Bank USA, N.A.	11/21/2019	(3)
USD 1,373	CAD 1,824	HSBC Bank USA, N.A.	11/21/2019	(12)
USD 7,410	GBP 6,051	HSBC Bank USA, N.A.	12/09/2019	(438)
USD 331	SEK 3,282	HSBC Bank USA, N.A.	12/09/2019	(10)
USD 293	MXN 5,790	HSBC Bank USA, N.A.	12/09/2019	(6)
USD 198	DKK 1,340	HSBC Bank USA, N.A.	12/09/2019	(3)
USD 2,466	CAD 3,284	Royal Bank of Canada	12/09/2019	(28)
USD 14,704	EUR 13,344	State Street Bank & Trust Co.	12/09/2019	(219)

				(1,246)

Net Unrealized Appreciation (Depreciation)				$(1,036)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	$—	$(71)	$(71)
Euro-Bobl Future	4	Dec-19	601	(6)	(6)
Euro-Schatz Future	25	Dec-19	3,125	(18)	(18)
U.S. Long Bond Future	6	Dec-19	968	14	14
U.S. Treasury 10-Year Note Future	15	Dec-19	1,954	(10)	(10)
U.S. Treasury 2-Year Note Future	40	Dec-19	8,624	(3)	(3)
U.S. Treasury 5-Year Note Future	19	Dec-19	2,265	(9)	(9)
U.S. Ultra Bond Future	9	Dec-19	1,708	2	2

					(101)

Short Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	—	21	21
Euro Buxl 30-Year Bond Future	3	Dec-19	(703)	11	11
Euro-BTP Future	23	Dec-19	(3,706)	18	18
Euro-Bund Future	18	Dec-19	(3,448)	93	93
Long Gilt Future	2	Dec-19	(344)	2	2
U.S. 10-Year Ultra Future	82	Dec-19	(11,653)	83	83

					228

Total Futures					$127

86   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 1.55% (3M KWCDC) Quarterly	10/07/2029	$1,584,200	$(35)	$—	$(35)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 33 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2024	$1,300	$(100)	$(84)	$(16)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$517
of Assets and Liabilities[1]
Non-cash Collateral[2]	(517)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   87

                Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Foreign Government	67%
Corporate	31%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Angola (USD) (2%)
5,695,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	$5,963
6,915,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	7,330
6,330,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	7,149
		20,442

Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	276

Argentina (USD) (2%)
4,442,500	Argentine Republic Government International Bond, 3.75%, 12/31/38	1,789
4,475,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	1,902
4,240,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	1,670
3,985,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	1,574
2,290,000	Argentine Republic Government International Bond, 7.13%, 6/28/17	927
7,585,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	3,254
11,966,394	Argentine Republic Government International
	Bond, 8.28%, 12/31/33	6,193
1,940,000	Provincia de Buenos Aires/Argentina 144A,
	6.50%, 2/15/23 (a)	669
1,475,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	524
4,910,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	3,707
1,420,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)(b)	1,198
		23,407

Armenia (USD) (1%)
10,425,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	12,157

Principal or Shares	Security Description	Value (000)
Azerbaijan (USD) (0%)
3,935,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26 (a)	$4,596

Bahrain (USD) (1%)
2,955,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	3,111
7,125,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	8,140
3,010,000	Bahrain Government International Bond 144A, 7.00%, 1/26/26 (a)	3,451
		14,702

Belarus (USD) (1%)
5,405,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	5,823
4,375,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	5,032
		10,855

Brazil (BRL) (1%)
35,100,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	10,644

Brazil (USD) (1%)
4,145,000	Brazilian Government International Bond, 4.50%, 5/30/29	4,370
5,210,000	Brazilian Government International Bond, 5.00%, 1/27/45	5,432
4,285,758	USJ Acucar e Alcool SA 144A, 10.50%, 11/09/23 (a)	3,300
		13,102

Canada (USD) (0%)
1,226,532	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	635

Cayman Islands (USD) (1%)
5,105,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 144A, 7.13%, 7/31/26 (a)	5,309

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(c)(d)	$10
		5,319

Chile (USD) (1%)
2,400,000	Corp. Nacional del Cobre de Chile 144A, 3.63%, 8/01/27 (a)	2,532
3,057,400	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	3,176
2,285,255	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	2,299
		8,007

Colombia (USD) (4%)
4,455,000	Colombia Government International Bond, 3.88%, 4/25/27	4,742
3,655,000	Colombia Government International Bond, 4.50%, 3/15/29	4,086
6,045,000	Colombia Government International Bond, 5.00%, 6/15/45	7,059
7,449,000	Colombia Government International Bond, 6.13%, 1/18/41	9,682
5,935,000	Colombia Government International Bond, 7.38%, 9/18/37	8,428
3,010,000	Ecopetrol SA, 5.88%, 5/28/45	3,481
		37,478

Costa Rica (USD) (0%)
2,560,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	2,535
1,370,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	1,368
		3,903

Dominica Republic (DOP) (0%)
213,300,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	4,126

Dominica Republic (USD) (3%)
1,425,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	1,525
6,335,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	6,984
4,010,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	4,386
1,130,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	1,251
3,350,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	3,786
4,490,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	5,147
3,160,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	3,796
		26,875

Ecuador (USD) (1%)
6,820,000	Ecuador Government International Bond 144A, 7.88%, 1/23/28 (a)	6,128
3,935,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	3,802
1,520,000	Ecuador Government International Bond, 7.95%, 6/20/24 (e)	1,469

Principal or Shares	Security Description	Value (000)

3,120,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	$3,081
		14,480

Egypt (USD) (2%)
2,000,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (a)	2,056
1,950,000	Egypt Government International Bond 144A, 6.20%, 3/01/24 (a)	2,063
6,210,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	6,753
5,780,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	5,809
3,565,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	3,762
5,030,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	5,405
		25,848

El Salvador (USD) (1%)
3,900,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (a)	4,100
7,750,000	El Salvador Government International Bond 144A, 7.12%, 1/20/50 (a)	7,891
1,325,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)	1,446
		13,437

Gabon (USD) (0%)
3,835,000	Gabon Government International Bond 144A, 6.38%, 12/12/24 (a)	3,827

Georgia (GEL) (0%)
5,260,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	1,779

Georgia (USD) (2%)
3,460,000	Bank of Georgia JSC 144A, 6.00%, 7/26/23 (a)	3,604
5,035,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)	5,344
915,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	954
6,605,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	7,240
3,140,000	TBC Bank JSC 144A, 5.75%, 6/19/24 (a)	3,250
		20,392

Ghana (USD) (2%)
2,205,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	2,233
2,224,086	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)	2,428
2,690,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (a)	2,800
2,020,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	2,022
2,390,000	Ghana Government International Bond 144A, 8.95%, 3/26/51 (a)	2,424
10,295,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	13,021
		24,928

Guatemala (USD) (2%)
3,895,000	Guatemala Government Bond 144A, 4.38%, 6/05/27 (a)	4,004

Annual Report   89

          Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

5,530,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	$5,841
5,851,000	Guatemala Government Bond 144A, 4.88%, 2/13/28 (a)	6,224
2,250,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	2,386
5,555,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	6,541
		24,996

Honduras (USD) (0%)
2,080,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,236

India (USD) (2%)
3,760,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	3,823
4,610,000	Power Finance Corp. Ltd. 144A, 6.15%, 12/06/28 (a)	5,394
1,275,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	1,293
5,060,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	5,123
		15,633

Indonesia (EUR) (1%)
4,760,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR	5,287

Indonesia (USD) (4%)
1,880,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	2,278
800,000	Indonesia Government International Bond 144A, 3.70%, 1/08/22 (a)	821
1,490,000	Indonesia Government International Bond 144A, 4.63%, 4/15/43 (a)	1,661
2,805,000	Indonesia Government International Bond 144A, 4.75%, 7/18/47 (a)	3,204
2,595,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (a)	3,109
1,640,000	Indonesia Government International Bond 144A, 6.75%, 1/15/44 (a)	2,345
3,575,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	5,595
1,950,000	Indonesia Government International Bond, 8.50%, 10/12/35 (e)	3,052
2,060,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	2,178
4,380,000	Pertamina Persero PT 144A, 4.70%, 7/30/49 (a)	4,585
2,050,000	Perusahaan Listrik Negara PT 144A, 3.88%, 7/17/29 (a)	2,134
4,315,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	5,439
4,305,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	4,615
2,605,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.40%, 3/01/28 (a)	2,842
		43,858

Ivory Coast (EUR) (1%)
3,190,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)	3,612

Principal or Shares	Security Description	Value (000)

2,355,000	Ivory Coast Government International Bond 144A, 6.88%, 10/17/40 EUR (a)	$2,684
		6,296

Ivory Coast (USD) (1%)
6,485,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	6,383
2,630,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	2,723
		9,106

Jordan (USD) (1%)
5,095,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	5,390

Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	5,116

Kazakhstan (USD) (1%)
9,790,000	Kazakhstan Temir Zholy National Co. JSC 144A, 4.85%, 11/17/27 (a)	11,270
3,680,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	4,310
		15,580

Kenya (USD) (1%)
3,870,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	4,120
1,730,000	Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	1,819
		5,939

Lebanon (USD) (1%)
3,240,000	Lebanon Government International Bond, 6.20%, 2/26/25 (e)	1,844
1,935,000	Lebanon Government International Bond, 6.60%, 11/27/26 (e)	1,084
2,880,000	Lebanon Government International Bond, 6.75%, 11/29/27 (e)	1,609
2,790,000	Lebanon Government International Bond, 7.00%, 3/23/32 (b)(e)	1,556
		6,093

Luxembourg (USD) (1%)
6,005,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	5,825
4,885,000	Gazprom OAO Via Gaz Capital SA 144A, 5.15%, 2/11/26 (a)	5,340
4,150,000	Ultrapar International SA 144A, 5.25%, 6/06/29 (a)	4,326
		15,491

Malaysia (USD) (1%)
7,500,000	1MDB Energy Ltd., 5.99%, 5/11/22 (e)	7,933

Mauritius (USD) (0%)
1,020,000	Azure Power Solar Energy Pvt Ltd. 144A, 5.65%, 12/24/24 (a)	1,027

Mexico (MXN) (1%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	1,072
93,499,237	Mexican Udibonos, 4.00%, 11/03/50 MXN	5,585
		6,657

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Mexico (USD) (5%)
3,180,000	BBVA Bancomer SA/Texas 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.308%) 5.88%, 9/13/34 (a)(f)	$3,239
1,010,000	Cemex SAB de CV 144A, 7.75%, 4/16/26 (a)	1,092
7,131,840	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	7,747
4,308,651	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	4,675
850,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	854
3,470,000	Mexico Government International Bond, 4.15%, 3/28/27	3,723
3,703,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (a)	3,958
8,765,000	Petroleos Mexicanos, 6.50%, 3/13/27	9,313
2,650,000	Petroleos Mexicanos, 6.50%, 1/23/29	2,774
3,020,000	Petroleos Mexicanos, 6.63%, 6/15/35	3,091
6,819,000	Petroleos Mexicanos, 6.75%, 9/21/47	6,802
1,046,000	Petroleos Mexicanos 144A, 6.84%, 1/23/30 (a)	1,118
7,161,000	Petroleos Mexicanos 144A, 7.69%, 1/23/50 (a)	7,799
		56,185

Mongolia (USD) (4%)
5,705,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	5,990
5,090,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	5,169
3,065,000	Mongolia Government International Bond, 5.13%, 12/05/22 (e)	3,112
3,350,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	3,432
8,475,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	9,585
9,073,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	9,971
		37,259

Netherlands (USD) (1%)
2,640,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	2,664
2,050,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	2,085
4,580,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	5,047
4,550,000	Petrobras Global Finance BV, 6.90%, 3/19/49	5,298
		15,094

Nigeria (USD) (3%)
6,235,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	6,268
3,645,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	3,668
3,940,000	Nigeria Government International Bond 144A, 7.63%, 11/21/25 (a)	4,300
3,785,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	3,798
5,090,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	5,267
2,785,000	Nigeria Government International Bond 144A, 8.75%, 1/21/31 (a)	3,074
		26,375

Oman (USD) (1%)
955,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	948

Principal or Shares	Security Description	Value (000)

5,120,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	$4,755
5,590,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	5,261
3,970,000	Oman Sovereign Sukuk SAOC 144A, 4.40%, 6/01/24 (a)	4,002
		14,966

Panama (USD) (2%)
1,900,000	Aeropuerto Internacional de Tocumen SA 144A, 6.00%, 11/18/48 (a)	2,373
1,840,000	Empresa de Transmision Electrica SA 144A, 5.13%, 5/02/49 (a)	2,114
6,325,000	Panama Government International Bond, 6.70%, 1/26/36	8,934
2,510,000	Panama Government International Bond, 9.38%, 4/01/29	3,840
		17,261

Peru (PEN) (2%)
23,364,000	Peru Government Bond 144A, 5.40%, 8/12/34 PEN (a)(e)	7,512
12,020,000	Peru Government Bond 144A, 5.94%, 2/12/29 PEN (a)(e)	4,077
12,600,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)(e)	4,332
		15,921

Peru (USD) (2%)
2,154,900	ABY Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	2,680
4,435,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 7/15/25 (a)	4,884
3,805,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	4,200
3,845,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	3,956
		15,720

Poland (PLN) (1%)
36,880,000	Republic of Poland Government Bond, 2.75%, 4/25/28 PLN	10,251

Qatar (USD) (2%)
9,520,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	11,734
3,195,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	4,081
		15,815

Russian Federation (RUB) (1%)
213,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33 RUB	3,659
608,930,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	10,511
		14,170

Russian Federation (USD) (2%)
4,400,000	Russian Foreign Bond - Eurobond, 4.75%, 5/27/26 (e)	4,848
4,800,000	Russian Foreign Bond - Eurobond 144A, 5.10%, 3/28/35 (a)	5,531
5,000,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	5,978

Annual Report   91

        Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

4,400,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42 (e)	$5,445
		21,802

Saudi Arabia (USD) (1%)
14,475,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	15,546

Senegal (EUR) (0%)
2,985,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (a)	3,451

Senegal (USD) (1%)
3,380,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	3,463
1,993,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	2,166
		5,629

Singapore (USD) (0%)
5,040,000	BOC Aviation Ltd. 144A, 3.00%, 9/11/29 (a)	4,963

South Africa (USD) (3%)
6,330,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	6,718
3,530,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	3,635
7,785,000	Republic of South Africa Government
	International Bond, 4.30%, 10/12/28	7,522
3,890,000	Republic of South Africa Government
	International Bond, 5.75%, 9/30/49	3,774
2,370,000	Republic of South Africa Government
	International Bond, 5.88%, 6/22/30	2,526
2,545,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	2,577
		26,752

South Africa (ZAR) (0%)
99,000,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	4,544

Sri Lanka (USD) (4%)
5,390,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (a)	5,409
2,950,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	2,988
9,440,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	9,094
670,000	Sri Lanka Government International Bond 144A, 6.75%, 4/18/28 (a)	657
5,475,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	5,562
7,770,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	7,862
5,860,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	6,079
		37,651

Turkey (USD) (3%)
1,320,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,293
5,360,000	Turkey Government International Bond, 4.25%, 4/14/26	4,898
5,065,000	Turkey Government International Bond, 5.63%, 3/30/21	5,187

Principal or Shares	Security Description	Value (000)

6,140,000	Turkey Government International Bond, 6.00%, 3/25/27	$6,092
5,370,000	Turkey Government International Bond, 6.13%, 10/24/28	5,295
4,675,000	Turkey Government International Bond, 7.25%, 12/23/23	4,990
3,175,000	Turkey Government International Bond, 7.38%, 2/05/25	3,412
		31,167

Ukraine (EUR) (0%)
3,160,000	Ukraine Government International Bond 144A, 6.75%, 6/20/26 EUR (a)	3,905

Ukraine (USD) (3%)
2,485,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(g)	2,342
1,478,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	1,549
10,653,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	11,383
1,166,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	1,250
3,635,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	3,906
3,013,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	3,242
1,283,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,383
3,180,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	3,548
		28,603

United Arab Emirates (USD) (2%)
7,100,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	8,216
5,110,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (a)	4,930
3,005,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	3,774
		16,920

United Kingdom (EGP) (0%)
44,200,000	HSBC Bank PLC 144A, 14.80%, 2/01/23 EGP (a)	2,757

United Kingdom (IDR) (1%)
89,288,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)	6,764

United Kingdom (LKR) (0%)
378,400,000	Standard Chartered Bank 144A, 10.75%, 3/03/21 LKR (a)	2,140
470,500,000	Standard Chartered Bank 144A, 11.00%, 8/05/25 LKR (a)	2,687
		4,827

United Kingdom (NGN) (1%)
2,020,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)(d)	5,390

United States (IDR) (1%)
75,400,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	5,270

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

48,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)	$3,644
24,925,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,924
11,270,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	971
		11,809

United States (UAH) (1%)
134,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	5,980

Uruguay (USD) (3%)
14,895,000	Uruguay Government International Bond, 4.98%, 4/20/55	17,464
9,824,580	Uruguay Government International Bond, 5.10%, 6/18/50	11,802
		29,266

Uruguay (UYU) (0%)
30,890,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	693
150,550,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	3,941
		4,634

Venezuela (USD) (0%)
6,400,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (h)(i)	432
6,055,000	Petroleos de Venezuela SA 144A, 6.00%, 11/15/26 (a)(h)(i)	409
1,122,500	Petroleos de Venezuela SA 144A, 8.50%, 10/27/20 (a)	331
5,085,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (e)(h)(i)	343
2,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (h)(i)	263
7,789,000	Venezuela Government International Bond, 7.65%, 4/21/25 (h)(i)	847
4,020,000	Venezuela Government International Bond, 7.75%, 10/13/19 (h)(i)	437
9,060,000	Venezuela Government International Bond, 9.25%, 9/15/27 (h)(i)	986
		4,048

Virgin Islands (British) (USD) (2%)
24,600,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	23,793
1,460,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)	1,522
		25,315

Zambia (USD) (0%)
3,045,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	2,116
3,060,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	2,161
		4,277

Total Bonds (Cost - $1,018,209)		1,022,870

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
22,852,478	Payden Cash Reserves Money Market Fund *
	(Cost - $22,852)	$22,852

Total Investments (Cost - $1,041,061) (99%)		1,045,722
Other Assets, net of Liabilities (1%)		12,888

Net Assets (100%)		$1,058,610

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $1,935 and the total market value of the collateral held by the Fund is $2,507. Amounts in 000s.

(c)	Perpetual security with no stated maturity date.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Non-income producing security.

Annual Report   93

        Payden Emerging Markets Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 17,520,000	USD 5,163	HSBC Bank USA, N.A.	12/20/2019	$11
EUR 2,746	USD 3,069	HSBC Bank USA, N.A.	01/17/2020	10
HUF 1,508,100	USD 5,104	Barclays Bank PLC	12/16/2019	28
KRW 6,204,000	USD 5,211	Barclays Bank PLC	12/30/2019	130
PEN 15,323	USD 4,566	BNP PARIBAS	01/24/2020	3
RUB 341,150	USD 5,125	Barclays Bank PLC	11/22/2019	179
USD 4,921	ZAR 74,650	BNP PARIBAS	01/22/2020	36
USD 10,585	CLP 7,610,800	HSBC Bank USA, N.A.	11/13/2019	319

				716

Liabilities:
BRL 40,786	USD 10,266	HSBC Bank USA, N.A.	11/20/2019	(109)
CLP 3,859,800	USD 5,403	HSBC Bank USA, N.A.	11/13/2019	(196)
USD 13,315	RUB 893,510	Barclays Bank PLC	11/22/2019	(577)
USD 18,460	IDR 263,962,000	Barclays Bank PLC	11/26/2019	(296)
USD 5,004	HUF 1,508,100	Barclays Bank PLC	12/16/2019	(129)
USD 10,135	PLN 40,203	Barclays Bank PLC	12/23/2019	(392)
USD 15,794	KRW 18,822,000	Barclays Bank PLC	12/30/2019	(410)
USD 1,166	MXN 22,910	HSBC Bank USA, N.A.	12/18/2019	(16)
USD 27,325	EUR 24,562	HSBC Bank USA, N.A.	01/17/2020	(221)

				(2,346)

Net Unrealized Appreciation (Depreciation)				$(1,630)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 7.71% Monthly, Pay Variable 8.473% (28-day MXIBTIIE) Monthly	03/20/2024	$455,000	$1,285	$—	$1,285

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,935
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,935)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

94   Payden Mutual Funds

        Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Foreign Government	82%
Corporate	16%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$54

Brazil (BRL) (9%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	938
8,267,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	2,191
31,746,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,977
27,610,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	8,373
		20,479

Chile (CLP) (1%)
1,430,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	2,278
410,000,000	Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/01/43 CLP	757
79,000,000	Republic of Chile, 5.50%, 8/05/20 CLP	110
		3,145

Colombia (COP) (8%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	166
2,833,543,650	Colombian TES, 3.30%, 3/17/27 COP	903
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	810
15,401,000,000	Colombian TES, 7.00%, 5/04/22 COP	4,789
4,700,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,541
7,770,000,000	Colombian TES, 7.75%, 9/18/30 COP	2,613
9,649,000,000	Colombian TES, 10.00%, 7/24/24 COP	3,431
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	276
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 COP (a)	392
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	390
2,003,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (a)	642

Principal or Shares	Security Description	Value (000)
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	$501
		16,454

Czech Republic (CZK) (4%)
16,400,000	Czech Republic Government Bond, 0.95%, 5/15/30 CZK (b)	686
22,900,000	Czech Republic Government Bond, 2.40%, 9/17/25 CZK (b)	1,067
39,000,000	Czech Republic Government Bond, 3.85%, 9/29/21 CZK (b)	1,791
88,000,000	Czech Republic Government Bond, 4.70%, 9/12/22 CZK (b)	4,225
		7,769

Dominica Republic (DOP) (1%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	1,487
88,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	1,720
		3,207

Georgia (GEL) (0%)
1,185,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	401

Hungary (HUF) (3%)
190,000,000	Hungary Government Bond, 2.50%, 10/24/24 HUF	695
140,000,000	Hungary Government Bond, 3.00%, 6/26/24 HUF	523
650,000,000	Hungary Government Bond, 3.00%, 10/27/27 HUF	2,452
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	789
154,000,000	Hungary Government Bond, 6.00%, 11/24/23 HUF	635
336,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	1,347
		6,441

Annual Report   95

        Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)
Indonesia (IDR) (5%)
37,750,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23 IDR	$2,639
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32 IDR	1,887
12,926,000,000	Indonesia Treasury Bond, 8.25%, 5/15/36 IDR	979
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,256
37,700,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	2,941
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	347
21,440,000,000	Wijaya Karya Persero Tbk PT 144A, 7.70%, 1/31/21 IDR (a)	1,500
		11,549

Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,512

Luxembourg (BRL) (1%)
6,650,000	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,928

Malaysia (MYR) (4%)
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	1,605
7,100,000	Malaysia Government Bond, 3.90%, 11/16/27 MYR	1,750
1,905,000	Malaysia Government Bond, 4.18%, 7/15/24 MYR	472
18,255,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	4,627
		8,454

Mexico (MXN) (8%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	366
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	517
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	290
74,100,000	Mexican Bonos, 7.50%, 6/03/27 MXN	4,029
18,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	1,017
29,220,000	Mexican Bonos, 7.75%, 11/13/42 MXN	1,624
33,800,000	Mexican Bonos, 8.50%, 5/31/29 MXN	1,970
80,000,000	Mexican Bonos, 8.50%, 11/18/38 MXN	4,773
18,952,548	Mexican Udibonos, 4.00%, 11/03/50 MXN	1,132
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	428
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	825
		16,971

Peru (PEN) (6%)
3,100,000	Banco de Credito del Peru 144A, 4.65%, 9/17/24 PEN (a)	939
402,000	Banco de Credito del Peru 144A, 4.85%, 10/30/20 PEN (a)	121
4,930,000	Peru Government Bond 144A, 5.40%, 8/12/34 PEN (a)(b)	1,585
4,410,000	Peru Government Bond 144A, 5.94%, 2/12/29 PEN (a)(b)	1,496
10,910,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)(b)	3,751
2,390,000	Republic of Peru 144A, 5.70%, 8/12/24 PEN (a)	796
3,405,000	Republic of Peru 144A, 6.35%, 8/12/28 PEN (a)	1,187
500,000	Republic of Peru 144A, 6.90%, 8/12/37 PEN (a)	185
4,030,000	Republic of Peru 144A, 6.95%, 8/12/31 PEN (a)	1,475
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 PEN (a)	389
		11,924

Principal or Shares	Security Description	Value (000)
Philippines (PHP) (0%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP	$406

Poland (PLN) (8%)
3,920,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN	1,061
14,090,000	Republic of Poland Government Bond, 2.75%, 4/25/28 PLN	3,916
18,620,000	Republic of Poland Government Bond, 2.75%, 10/25/29 PLN	5,219
8,300,000	Republic of Poland Government Bond, 3.25%, 7/25/25 PLN	2,342
5,490,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	1,566
11,760,000	Republic of Poland Government Bond, 5.75%, 9/23/22 PLN	3,441
		17,545

Romania (RON) (1%)
4,700,000	Romania Government Bond, 5.80%, 7/26/27 RON	1,227

Russian Federation (RUB) (8%)
344,375,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB	5,626
267,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33 RUB	4,586
452,770,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	7,816
		18,028

South Africa (ZAR) (8%)
29,510,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	1,354
52,000,000	Republic of South Africa Government Bond, 8.25%, 3/31/32 ZAR	3,120
86,900,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR	5,074
76,000,000	Republic of South Africa Government Bond, 8.75%, 1/31/44 ZAR	4,416
16,200,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	934
32,000,000	Republic of South Africa Government Bond, 8.88%, 2/28/35 ZAR	1,968
5,460,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	397
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	753
		18,016

South Korea (MXN) (0%)
12,000,000	Export-Import Bank of Korea, 7.93%, 7/30/26 MXN	650

Thailand (THB) (4%)
88,500,000	Thailand Government Bond, 3.40%, 6/17/36 THB	3,676
170,000	Thailand Government Bond, 3.65%, 12/17/21 THB	6
138,800,000	Thailand Government Bond, 4.88%, 6/22/29 THB	5,960
		9,642

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Turkey (TRY) (3%)
3,469,889	Turkey Government Bond, 3.00%, 2/23/22 TRY	$604
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	1,084
13,250,000	Turkey Government Bond, 8.80%, 9/27/23 TRY	2,066
3,070,000	Turkey Government Bond, 9.00%, 7/24/24 TRY	473
15,540,000	Turkey Government Bond, 11.00%, 3/02/22 TRY	2,655
		6,882

United Kingdom (EGP) (1%)
17,200,000	HSBC Bank PLC 144A, 14.80%, 2/01/23 EGP (a)	1,073

United Kingdom (IDR) (3%)
17,200,000,000	Standard Chartered Bank 144A, 8.38%, 3/17/34 IDR (a)	1,324
59,000,000,000	Standard Chartered Bank (Indonesia Government Bond) 144A, 8.25%, 5/19/36 IDR (a)	4,469
		5,793

United Kingdom (LKR) (0%)
160,000,000	Standard Chartered Bank 144A, 10.75%, 3/03/21 LKR (a)	905

United Kingdom (NGN) (1%)
430,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)(c)	1,147

United States (GHS) (0%)
6,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Ghana), 19.00%, 11/04/26 GHS	1,058

United States (IDR) (5%)
5,500,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/19/24 IDR (a)	421
21,740,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 9/17/26 IDR (a)	1,696
32,200,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	2,486
10,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.75%, 5/19/31 IDR (a)	796
49,194,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 9.50%, 7/17/31 IDR (a)	4,108
4,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	345
		9,852

United States (UAH) (2%)
27,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	1,205
56,000,000	Citigroup Global Markets Holdings Inc. (Republic of Ukraine) 144A, 13.41%, 10/17/22 UAH (a)	2,308
		3,513

Uruguay (UYU) (1%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	246
55,700,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	1,458
		1,704
Total Bonds (Cost - $213,402)		207,729

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
3,703,188	Payden Cash Reserves Money Market Fund * (Cost - $3,703)	$3,703
Total Investments (Cost - $217,105) (98%)		211,432
Other Assets, net of Liabilities (2%)		4,936
Net Assets (100%)		$216,368

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

Annual Report   97

        Payden Emerging Markets Local Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 537,000	USD 158	HSBC Bank USA, N.A.	12/20/2019	$1
CZK 121,160	USD 5,208	BNP PARIBAS	11/27/2019	87
HUF 806,200	USD 2,675	Barclays Bank PLC	12/16/2019	69
IDR 12,850,000	USD 890	Barclays Bank PLC	11/26/2019	23
MXN 114,530	USD 5,830	HSBC Bank USA, N.A.	12/18/2019	80
MYR 17,290	USD 4,120	Barclays Bank PLC	01/29/2020	10
PLN 4,424	USD 1,115	Barclays Bank PLC	12/23/2019	43
RON 7,700	USD 1,781	Barclays Bank PLC	12/30/2019	24
RUB 101,820	USD 1,533	Barclays Bank PLC	11/22/2019	50
TRY 8,722	USD 1,474	HSBC Bank USA, N.A.	11/26/2019	41
USD 868	ZAR 13,160	BNP PARIBAS	01/22/2020	6
USD 983	CLP 705,800	HSBC Bank USA, N.A.	11/13/2019	31

				465

Liabilities:
BRL 17,986	USD 4,527	HSBC Bank USA, N.A.	11/20/2019	(48)
CLP 1,108,300	USD 1,541	HSBC Bank USA, N.A.	11/13/2019	(47)
THB 162,700	USD 5,395	Barclays Bank PLC	01/31/2020	(1)
USD 641	RUB 43,030	Barclays Bank PLC	11/22/2019	(28)
USD 6,979	IDR 99,793,000	Barclays Bank PLC	11/26/2019	(112)
USD 3,174	KRW 3,782,000	Barclays Bank PLC	12/30/2019	(82)
USD 1,919	CZK 45,050	BNP PARIBAS	11/27/2019	(50)
USD 3,886	PEN 13,043	BNP PARIBAS	01/24/2020	(3)
USD 302	PHP 15,850	HSBC Bank USA, N.A.	11/19/2019	(10)
USD 1,459	TRY 8,722	HSBC Bank USA, N.A.	11/26/2019	(56)
USD 1,023	EGP 17,250	HSBC Bank USA, N.A.	12/12/2019	(33)
USD 1,019	COP 3,465,000	HSBC Bank USA, N.A.	12/20/2019	(4)
USD 3,228	EUR 2,902	HSBC Bank USA, N.A.	01/17/2020	(26)
ZAR 4,060	USD 269	BNP PARIBAS	01/22/2020	(3)

				(503)

Net Unrealized Appreciation (Depreciation)				$(38)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 7.71% Monthly, Pay Variable 8.473% (28-day MXIBTIIE) Monthly	03/20/2024	$100,000	$282	$—	$282

See notes to financial statements.

98   Payden Mutual Funds

        Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Corporate Bond	83%
Foreign Government	4%
Mortgage Backed	3%
Bank Loans	2%
Cash equivalent	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$13

Argentina (USD) (2%)
230,000	Capex SA 144A, 6.88%, 5/15/24 (a)	184
225,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)	197
255,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	88
280,000	Rio Energy SA/UGEN SA/UENSA SA 144A, 6.88%, 2/01/25 (a)	164
385,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)(b)	324
		957

Austria (USD) (1%)
220,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	239

Bahamas (USD) (0%)
205,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	207

Bermuda (USD) (3%)
200,000	CBQ Finance Ltd. 144A, 7.50%, 11/18/19 (a)	201
105,000	Digicel Group One Ltd. 144A, 8.25%, 12/30/22 (a)(b)	63
100,000	Digicel Group Two Ltd. 144A, 8.25%, 9/30/22 (a)	26
350,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	363
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	223
285,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	300
		1,176

Brazil (USD) (3%)
210,000	BRF SA 144A, 4.88%, 1/24/30 (a)	210
200,000	Oi SA, 10.00%, 7/27/25	182
200,000	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	208

Principal or Shares	Security Description	Value (000)
660,136	USJ Acucar e Alcool SA 144A, 10.50%, 11/09/23 (a)	$508
		1,108

Canada (USD) (3%)
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	449
254,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (a)	255
225,000	First Quantum Minerals Ltd. 144A, 7.25%, 5/15/22 (a)(b)	226
215,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	217
270,103	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	140
		1,287

Cayman Islands (USD) (10%)
200,000	Bioceanico Sovereign Certificate Ltd. 144A, 3.03%, 6/05/34 (a)(c)	140
220,000	Braskem Finance Ltd. 144A, 7.38%, (a)(d)	224
610,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 4/10/22 (e)	615
410,000	GEMS MENASA Cayman Ltd./GEMS Education
	Delaware LLC 144A, 7.13%, 7/31/26 (a)	427
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	209
405,000	Kaisa Group Holdings Ltd., 7.25%, 6/30/20 (e)	407
425,000	MAF Global Securities Ltd., (5 yr. Swap Semi 30/360 USD + 3.476%), 5.50%, (d)(e)(f)	428
210,000	Melco Resorts Finance Ltd., 4.88%, 6/06/25 (e)	215
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(c)(d)	1
280,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	318
220,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28 (e)	246

Annual Report   99

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
430,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	$464
200,000	Weibo Corp., 3.50%, 7/05/24	204
		3,898
Chile (USD) (2%)
295,630	Empresa Electrica Angamos SA 144A, 4.88%, 5/25/29 (a)	309
200,000	Empresa Electrica Cochrane SpA 144A, 5.50%, 5/14/27 (a)	205
353,784	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	356
		870
Colombia (USD) (4%)
215,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	229
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	243
119,000	Ecopetrol SA, 5.88%, 5/28/45	138
400,000	Grupo de Inversiones Suramericana SA 144A, 5.50%, 4/29/26 (a)	448
405,000	Oleoducto Central SA 144A, 4.00%, 5/07/21 (a)	415
		1,473
Egypt (USD) (0%)
200,000	Egypt Government International Bond 144A, 5.88%, 6/11/25 (a)(b)	208
Georgia (USD) (1%)
200,000	Silknet JSC, 11.00%, 4/02/24 (e)	222
210,000	TBC Bank JSC 144A, 5.75%, 6/19/24 (a)	217
		439
Ghana (USD) (0%)
200,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)	218
Hong Kong (USD) (1%)
200,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (a)	207
200,000	CNAC HK Finbridge Co. Ltd., 3.88%, 6/19/29 (e)	206
		413
India (USD) (6%)
305,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	324
210,000	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	214
285,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (a)	292
430,000	GMR Hyderabad International Airport Ltd. 144A, 4.25%, 10/27/27 (a)	404
200,000	IDBI Bank Ltd./GIFT-IFC, 4.13%, 4/23/20 (e)	201
220,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	224
210,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	213
420,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	425
		2,297
Indonesia (USD) (1%)
200,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	242
Ireland (USD) (2%)
400,000	C&W Senior Financing DAC 144A, 7.50%, 10/15/26 (a)	431

Principal or Shares	Security Description	Value (000)
210,000	Phosagro OAO via Phosagro Bond Funding DAC 144A, 3.95%, 11/03/21 (a)	$215
		646
Israel (USD) (1%)
265,000	Israel Electric Corp. Ltd. 144A, 6.88%, 6/21/23 (a)	302
Ivory Coast (USD) (0%)
210,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	218
Jersey (USD) (1%)
435,000	Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (e)	439
Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	171
Luxembourg (USD) (5%)
500,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	485
400,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 3/23/27 (a)	433
309,223	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 4.54%, 5/01/26 (g)	311
200,000	Millicom International Cellular SA 144A, 5.13%, 1/15/28 (a)	207
220,000	Minerva Luxembourg SA 144A, 6.50%, 9/20/26 (a)	230
200,000	VTB Bank OJSC Via VTB Capital SA 144A, 6.95%, 10/17/22 (a)	216
		1,882
Marshall Islands (USD) (1%)
250,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	304
Mauritius (USD) (1%)
200,000	Azure Power Solar Energy Pvt Ltd. 144A, 5.65%, 12/24/24 (a)	201
210,000	Greenko Mauritius Ltd. 144A, 6.25%, 2/21/23 (a)	214
		415
Mexico (USD) (8%)
200,000	America Movil SAB de CV, 3.63%, 4/22/29	214
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(f)	216
210,000	BBVA Bancomer SA/Texas 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.308%), 5.88%, 9/13/34 (a)(f)	214
205,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	225
193,800	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	211
455,000	Cydsa SAB de CV 144A, 6.25%, 10/04/27 (a)	471
454,831	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	494
200,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	192
425,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	427

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
235,343	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	$254
210,000	Minera Mexico SA de CV 144A, 4.50%, 1/26/50 (a)	206
200,000	PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	208
		3,332

Morocco (USD) (1%)
225,000	OCP SA 144A, 6.88%, 4/25/44 (a)	281

Netherlands (USD) (12%)
200,000	Braskem Netherlands Finance BV 144A, 4.50%, 1/31/30 (a)	198
510,000	Embraer Netherlands Finance BV, 5.40%, 2/01/27	578
235,000	Equate Petrochemical BV 144A, 3.00%, 3/03/22 (a)	236
210,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	212
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	479
285,000	Petrobras Global Finance BV, 5.30%, 1/27/25	312
180,000	Petrobras Global Finance BV, 6.00%, 1/27/28	203
240,000	Petrobras Global Finance BV, 8.75%, 5/23/26	308
500,000	Prosus NV 144A, 5.50%, 7/21/25 (a)	559
1,135,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28 (b)	1,023
210,000	VEON Holdings BV 144A, 4.00%, 4/09/25 (a)	216
290,000	VEON Holdings BV 144A, 4.95%, 6/16/24 (a)	309
325,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	334
		4,967

Nigeria (USD) (0%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	217

Panama (USD) (1%)
210,000	Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. 144A, 8.38%, 5/10/20 (a)	203
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	210
200,000	Cable Onda SA 144A, 4.50%, 1/30/30 (a)	203
		616

Peru (USD) (5%)
195,900	ABY Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	244
170,000	Banco de Credito del Peru/Panama 144A, (3 mo. LIBOR USD + 7.043%), 6.13%, 4/24/27 (a)(f)	183
325,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%), 6.63%, 3/19/29 (a)(f)	367
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	221
200,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	213
220,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	226
200,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	200
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	205
360,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%), 4.50%, 12/13/27 (a)(f)	373
		2,232

Principal or Shares	Security Description	Value (000)
Qatar (USD) (1%)
300,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	$343

Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	215

Singapore (USD) (2%)
240,000	BOC Aviation Ltd. 144A, 2.75%, 9/18/22 (a)	240
210,000	BOC Aviation Ltd. 144A, 3.00%, 9/11/29 (a)	207
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)	203
		650

Sri Lanka (USD) (1%)
230,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	233
220,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	212
		445

Thailand (USD) (0%)
200,000	Krung Thai Bank PCL/Cayman Islands, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.535%), 5.20%, 12/26/24 (e)(f)	201

Turkey (USD) (1%)
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (a)	209
220,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	230
		439

Ukraine (USD) (1%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	225

United Arab Emirates (USD) (6%)
200,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	231
220,000	Abu Dhabi National Energy Co. PJSC 144A, 3.63%, 6/22/21 (a)	224
200,000	Abu Dhabi National Energy Co. PJSC, 4.38%, 6/22/26 (e)	216
200,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 6/22/26 (a)	216
325,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	353
200,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	264
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	308
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	251
200,000	Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25 (e)	225
		2,288

United Kingdom (NGN) (1%)
90,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 3/09/20 NGN (a)(c)	240

United Kingdom (USD) (1%)
275,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	287

United States (IDR) (1%)
4,300,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	301

United States (USD) (5%)
128,492	Alberston’s LLC Term Loan BB 1L, (LIBOR USD 1-Month + 2.750%), 4.79%, 8/17/26 (g)	129

Annual Report   101

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
230,000	Antero Resources Corp., 5.00%, 3/01/25 (b)	$153
220,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 3.97%, 10/25/30 (f)	221
140,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 4.02%, 8/25/30 (f)	141
215,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 4.47%, 1/25/49 (a)(f)	218
215,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 4.12%, 9/25/30 (f)	217
210,000	HCA Inc., 5.38%, 9/01/26	230
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 5.57%, 4/25/43 (a)(f)	297
350,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 9.04%, 1/30/26 (g)	349
		1,955
Virgin Islands (British) (USD) (2%)
300,000	Sinopec Group Overseas Development 2015 Ltd. 144A, 2.50%, 4/28/20 (a)	300
215,000	Studio City Co. Ltd. 144A, 5.88%, 11/30/19 (a)	216
200,000	Studio City Co. Ltd. 144A, 7.25%, 11/30/21 (a)	206
		722
Total Bonds (Cost - $38,964)		39,378

Principal or Shares	Security Description	Value (000)
Investment Company (9%)
3,603,691	Payden Cash Reserves Money Market Fund * (Cost - $3,604)	$3,604
Total Investments (Cost - $42,568) (106%)		42,982
Liabilities in excess of Other Assets (-6%)		(2,476)
Net Assets (100%)		$40,506

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $1,977 and the total market value of the collateral held by the Fund is $2,060. Amounts in 000s.

(c)	Yield to maturity at time of purchase.
(d)	Perpetual security with no stated maturity date.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(g)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 347,000	USD 102	HSBC Bank USA, N.A.	12/20/2019	$—
IDR 3,180,000	USD 220	Barclays Bank PLC	11/26/2019	6
KRW 369,000	USD 310	Barclays Bank PLC	12/30/2019	8
USD 421	CLP 302,800	HSBC Bank USA, N.A.	11/13/2019	13

				27

Liabilities:
BRL 3,273	USD 824	HSBC Bank USA, N.A.	11/20/2019	(9)
CLP 302,800	USD 418	HSBC Bank USA, N.A.	11/13/2019	(9)
USD 521	IDR 7,446,000	Barclays Bank PLC	11/26/2019	(9)
USD 623	KRW 743,000	Barclays Bank PLC	12/30/2019	(16)
USD 817	BRL 3,317	HSBC Bank USA, N.A.	11/20/2019	(9)

				(52)

Net Unrealized Appreciation (Depreciation)				$(25)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 7.74% Monthly, Pay Variable 8.473% (28-day MXIBTIIE) Monthly	04/04/2024	$22,000	$64	$—	$64

102   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,977
Non-cash Collateral[2]	(1,977)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   103

            Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Financials	25%
Healthcare	16%
Energy	11%
Technology	10%
Consumer Staples	10%
Other	28%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (78%)
Communication Services (4%)
577,800	AT&T Inc.	$22,239
580,300	Verizon Communications Inc.	35,091
		57,330

Consumer Discretionary (4%)
76,500	Home Depot Inc.	17,945
133,200	McDonald’s Corp.	26,200
150,100	Starbucks Corp.	12,693
		56,838

Consumer Staples (9%)
1,027,000	Conagra Brands Inc.	27,781
103,400	Costco Wholesale Corp.	30,721
554,900	General Mills Inc.	28,222
126,100	JM Smucker Co.	13,326
216,500	PepsiCo Inc.	29,697
62,100	Philip Morris International Inc.	5,058
		134,805

Energy (7%)
1,369,800	Kinder Morgan Inc.	27,369
195,100	ONEOK Inc.	13,624
231,800	Phillips 66	27,079
169,100	Valero Energy Corp.	16,399
598,400	Williams Cos. Inc.	13,350
		97,821

Financials (11%)
103,700	Allianz SE	25,329
449,100	Bank of America Corp.	14,043
212,000	Citigroup Inc.	15,234
154,700	Goldman Sachs Group Inc.	33,010
264,000	JPMorgan Chase & Co.	32,979
47,700	Morgan Stanley	2,197
517,500	US. Bancorp	29,508
		152,300

Healthcare (16%)
177,900	AbbVie Inc.	14,152
377,400	Bristol-Myers Squibb Co.	21,651
525,600	CVS Health Corp.	34,895

Principal or Shares	Security Description	Value (000)
292,300	Eli Lilly & Co.	$33,308
607,200	GlaxoSmithKline PLC	13,911
102,400	Johnson & Johnson	13,521
257,100	Medtronic PLC	27,998
436,100	Merck & Co. Inc.	37,792
773,200	Pfizer Inc.	29,668
		226,896

Industrials (7%)
32,100	Boeing Co.	10,911
482,700	Delta Air Lines Inc.	26,587
96,400	Lockheed Martin Corp.	36,312
179,200	Waste Management Inc.	20,108
		93,918

Materials (1%)
184,800	DuPont de Nemours Inc.	12,180
Technology (10%)
562,500	Cisco Systems Inc.	26,724
262,200	Intel Corp.	14,822
235,500	Maxim Integrated Products Inc.	13,815
216,500	Microsoft Corp.	31,040
278,400	Paychex Inc.	23,285
375,000	QUALCOMM Inc.	30,165
		139,851

Utilities (9%)
333,200	American Electric Power Co. Inc.	31,451
303,300	Consolidated Edison Inc.	27,970
154,500	DTE Energy Co.	19,671
303,600	Duke Energy Corp.	28,617
223,700	Public Service Enterprise Group Inc.	14,163
		121,872
Total Common Stock		1,093,811
Master Limited Partnership (4%)
1,130,500	Enterprise Products Partners LP	29,427
379,100	Magellan Midstream Partners LP	23,625
Total Master Limited Partnership		53,052

104   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Preferred Stock (2%)
123,800	Air Lease Corp., 6.15%	$3,359
279,800	Allstate Corp., 5.10%	7,339
120,000	Capital One Financial Corp., 5.00%	3,016
208,000	Goldman Sachs Group Inc., 5.50%	5,645
150,400	Spire Inc., 5.90%	4,070
128,000	Synovus Financial Corp., 5.875%	3,384
110,900	US Bancorp, 6.50%	3,034
Total Preferred Stock		29,847
Real Estate Investment Trust (11%)
136,600	Alexandria Real Estate Equities Inc.	21,685
162,100	AvalonBay Communities Inc.	35,283
148,600	Crown Castle International Corp.	20,624
192,800	Digital Realty Trust Inc.	24,493
863,800	Healthcare Trust of America Inc., Class A	26,778
189,900	Prologis Inc.	16,666
Total Real Estate Investment Trust		145,529
Total Stocks (Cost - $1,058,930)		1,322,239
Corporate Bonds (3%)
6,050,000	CenterPoint Energy Inc., (3 mo. LIBOR USD + 3.270%) 6.13% (a)(b)	6,433
1,956,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%) 5.80% (a)(b)(c)	2,008
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30% (a)(b)	6,457
6,100,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.003%) 6.00% (a)(b)	6,414
6,000,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.157%) 6.38% (a)(b)	6,384
6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.436%) 6.50% (a)(b)(c)	6,032
4,414,000	Huntington Bancshares Inc., (3 mo. LIBOR USD + 2.880%) 5.70% (a)(b)	4,554
6,680,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.380%) 5.00% (a)(b)	6,956
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (a)(d)	2,637
Total Corporate Bonds (Cost - $45,596)		47,875
Investment Company (2%)
26,643,174	Payden Cash Reserves Money Market Fund * (Cost - $26,643)	26,643

Total Investments (Cost - $1,131,169) (100%)		1,396,757
Liabilities in excess of Other Assets (0%)		(847)

Net Assets (100%)		$1,395,910
*	Affiliated investment
(a)	Perpetual security with no stated maturity date.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(c)

All or a portion of these securities are on loan. At October 31, 2019, the total market value of the Fund’s securities on loan is $7,632 and the total market value of the collateral held by the Fund is $7,781. Amounts in 000s.

(d)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Depreciation (000s)
Liabilities:
USD 24,240	EUR 21,991	Citibank, N.A.	12/09/2019	$(353)
USD 13,192	GBP 10,772	HSBC Bank USA, N.A.	12/09/2019	(780)

Net Unrealized Depreciation				$(1,133)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,632
Non-cash Collateral[2]	(7,632)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   105

Statements of Assets & Liabilities

October 31, 2019

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$161,423	$781,328	$1,521,126
Affiliated investments, at value **	—	5,223	6,475
Repurchase agreements, at value ***	114,000	—	—
Foreign cash ****	—	875	—
Cash	—	2	—
Cash pledged for financial futures contracts	—	—	—
Cash pledged for centrally cleared swaps	—	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	65	2,888	8,154
Investments sold	—	3,538	1,186
Fund shares sold	16	96	447
Futures	—	—	369
Forward currency contracts	—	—	—
Variation margin on centrally cleared swaps	—	—	63
Receivable from Advisor (Note 3)	—	13	—
Other assets	15	34	30

Total Assets	275,519	793,997	1,537,850

LIABILITIES:
Payable for:
Bank overdraft	—	—	281
Forward currency contracts	—	504	—
Investments purchased	—	6,378	9,793
Fund shares redeemed	140	3,020	452
Futures	—	—	—
Options written *****	—	—	—
Variation margin on centrally cleared swaps	—	—	—
Distributions payable	323	27	127
Liability for securities on loan (Note 2)	—	49	3,301
Accrued expenses:
Investment advisory fees (Note 3)	6	—	246
Administration fees (Note 3)	37	101	196
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	2	5	10
Other liabilities	54	268	407

Total Liabilities	562	10,352	14,813

NET ASSETS	$274,957	$783,645	$1,523,037

NET ASSETS:
Paid in capital	$274,932	$781,513	$1,515,260
Distributable earnings (loss)	25	2,132	7,777

NET ASSETS	$274,957	$783,645	$1,523,037

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$274,957	$783,645	$1,523,037
Shares Outstanding	274,926	82,556	150,787
Net Asset Value Per Share	$1.00	$9.49	$10.10

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$161,423	$779,093	$1,509,735
** Affiliated investments, at cost	—	5,223	6,475
*** Repurchase agreements, at cost	114,000	—	—
**** Foreign cash, at cost	—	882	—
***** Options written, at cost	—	—	—

106   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$41,433	$182,195	$1,126,623	$450,667	$167,498	$629,978	$73,745
204	673	6,283	11,130	1,548	9,826	4,471
—	—	—	—	—	—	—
—	—	316	—	38	25	—
30	45	22	—	5	1,368	38
20	—	—	340	—	—	—
—	—	—	235	—	—	—
—	—	—	—	—	270	—

116	420	6,140	4,350	1,131	2,902	190
77	3,176	7,193	434	—	454	508
—	84	60	277	—	3	—
8	—	365	235	105	201	—
—	—	251	—	39	123	—
—	—	—	—	—	72	—
—	—	—	—	—	—	—
8	20	34	29	14	22	17

41,896	186,613	1,147,287	467,697	170,378	645,244	78,969

—	—	—	1	—	—	—
—	—	904	—	173	451	—
2,534	53,828	82,915	2,045	4,486	4,764	1,490
6	143	77	300	—	14	—
—	—	362	402	33	70	—
—	—	298	—	47	94	—
—	—	—	3	—	—	—
—	32	—	—	—	—	—
—	—	3,483	1,350	843	864	485
—	7	225	143	47	159	18
5	17	134	58	21	80	10
—	—	16	—	—	—	—
—	1	7	3	1	3	1
50	130	269	189	94	119	79

2,595	54,158	88,690	4,494	5,745	6,618	2,083

$39,301	$132,455	$1,058,597	$463,203	$164,633	$638,626	$76,886

$46,984	$168,487	$1,025,939	$432,895	$161,565	$633,174	$79,612
(7,683)	(36,032)	32,658	30,308	3,068	5,452	(2,726)

$39,301	$132,455	$1,058,597	$463,203	$164,633	$638,626	$76,886

—	—	$ 38,979	—	—	—	—
—	—	3,585	—	—	—	—
—	—	$10.87	—	—	—	—

$39,301	$132,455	$ 695,683	$463,203	$115,545	$124,347	$21,962
3,798	14,058	63,832	39,474	11,322	12,360	2,220
$10.35	$ 9.42	$10.90	$11.73	$10.21	$10.06	$9.89

—	—	$ 323,935	—	$49,088	$514,279	$54,924
—	—	29,745	—	4,811	51,092	5,547
—	—	$10.89	—	$10.20	$10.07	$9.90

$41,543	$179,746	$1,090,720	$420,935	$163,843	$624,300	$73,024
204	673	6,283	11,130	1,548	9,826	4,471
—	—	—	—	—	—	—
—	—	311	—	37	25	—
—	—	(987)	—	(157)	(255)	—

Annual Report   107

Statements of Assets & Liabilities continued

October 31, 2019

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$416,789	$60,351	$90,317
Affiliated investments, at value **	30,447	—	1,405
Foreign cash ***	—	—	2
Cash	99	938	—
Cash pledged for financial futures contracts	—	49	—
Cash pledged as collateral for OTC derivatives	—	—	—
Cash pledged for centrally cleared swaps	640	—	—
Receivable for:
Interest and dividends	6,067	587	509
Investments sold	6,725	8,361	94
Fund shares sold	52	1	—
Futures	—	—	34
Forward currency contracts	7	—	15
Variation margin on centrally cleared swaps	61	—	4
Other assets	16	1	13
Total Assets	460,903	70,288	92,393
LIABILITIES:
Payable for:
Bank overdraft	—	—	63
Forward currency contracts	126	—	41
Investments purchased	2,533	8,282	601
Fund shares redeemed	199	47	5
Futures	—	—	—
Options written ****	—	—	15
Distributions payable	—	17	—
Liability for securities on loan (Note 2)	17,285	—	538
Accrued expenses:
Investment advisory fees (Note 3)	131	10	11
Administration fees (Note 3)	56	8	12
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	4	—	1
Other liabilities	163	58	78
Total Liabilities	20,497	8,422	1,365
NET ASSETS	$440,406	$61,866	$91,028

NET ASSETS:
Paid in capital	$452,437	$58,294	$90,899
Distributable earnings (loss)	(12,031)	3,572	129
NET ASSETS	$440,406	$61,866	$91,028

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$440,406	$61,866	$91,028
Shares Outstanding	67,422	5,824	9,069
Net Asset Value Per Share	$6.53	$10.62	$10.04

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments,at cost	$403,521	$58,058	$89,736
** Affiliated investments, at cost	30,451	—	1,405
*** Foreign cash, at cost	—	—	2
**** Options written, at cost	—	—	(39)

108   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund
$142,428	$1,022,870	$207,729	$39,378	$1,370,114
2,330	22,852	3,703	3,604	26,643
830	1,934	1,446	11	1,244
254	3,514	10	—	2,895
—	—	—	—	—
—	2,010	—	—	1,410
—	2,332	151	75	—
967	15,155	3,584	474	3,614
197	5,132	—	430	—
24	293	—	—	144
81	—	—	—	—
210	716	465	27	—
4	73	16	4	—
12	39	25	15	40
147,337	1,076,920	217,129	44,018	1,406,104

—	—	—	425	—
1,246	2,346	503	52	1,133
6,764	12,372	—	908	—
28	146	11	—	216
142	—	—	—	—
38	—	—	—	—
—	—	—	—	—
545	2,507	—	2,060	7,781
30	382	107	12	528
18	134	27	5	175
—	28	—	—	6
1	7	2	—	9
138	388	111	50	346
8,950	18,310	761	3,512	10,194
$138,387	$1,058,610	$216,368	$40,506	$1,395,910

$134,223	$1,083,522	$244,956	$40,288	$1,089,226
4,164	(24,912)	(28,588)	218	306,684
$138,387	$1,058,610	$216,368	$40,506	$1,395,910

—	$67,090	—	—	$16,039
—	4,937	—	—	885
—	$13.59	—	—	$18.13

$138,387	$409,458	$216,368	$3,681	$570,662
14,973	30,158	33,265	368	31,449
$9.24	$13.58	$6.50	$9.99	$18.15

—	$582,062	—	$36,825	$809,209
—	42,924	—	3,680	44,568
—	$13.56	—	$10.01	$18.16

$137,515	$1,018,209	$213,402	$38,964	$1,104,526
2,346	22,852	3,703	3,604	26,643
823	1,911	1,435	11	1,221
(126)	—	—	—	—

Annual Report   109

Statements of Operations

Period ended October 31, 2019

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund

INVESTMENT INCOME:
Interest income (Note 2)	$6,390	$22,958	$39,483
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	171	155
Income from securities lending	—	4	13
Foreign tax withholdings	—	—	—

Investment Income	6,390	23,133	39,651

EXPENSES:
Investment advisory fees (Note 3)	413	2,279	3,952
Administration fees (Note 3)	413	1,221	2,117
Shareholder servicing fees	—	401	574
Distribution fees (Note 3)	—	—	—
Custodian fees	3	45	72
Transfer agent fees	29	73	239
Registration and filing fees	43	48	57
Trustee fees and expenses	27	80	132
Printing and mailing costs	15	48	86
Loan commitment fees	—	13	22
Legal fees	5	20	35
Publication expense	9	19	26
Pricing fees	6	31	38
Fund accounting fees	44	117	177
Insurance	6	19	24
Interest expense	—	—	—
Audit fees	33	38	37
Other expenses	—	3	20

Gross Expenses	1,046	4,455	7,608
Expense subsidy (Note 3)	(357)	(2,419)	(1,538)

Net Expenses	689	2,036	6,070

Net Investment Income	5,701	21,097	33,581

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	3	51	6,210
Foreign currency transactions	—	(60)	2
Forward foreign exchange contracts	—	833	111
Futures contracts	—	—	107
Written option contracts	—	—	—
Swap contracts	—	—	(2)
Change in net unrealized appreciation (depreciation) from:
Investments	—	3,353	20,896
Translation of assets and liabilities in foreign currencies	—	(4)	1
Forward foreign exchange contracts	—	(731)	(56)
Futures contracts	—	—	(257)
Written option contracts	—	—	—
Swap contracts	—	—	(261)
Unfunded loan commitments	—	—	—

Net Realized and Unrealized Gains (Losses)	3	3,442	26,751

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,704	$ 24,539	$ 60,332

110   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$1,003	$4,515	$36,227	$16,052	$7,071	$16,278	$5,373
—	—	15	—	47	—	31
25	45	151	154	44	190	107
—	—	16	13	9	4	4
—	—	(11)	—	(2)	—	—

1,028	4,560	36,398	16,219	7,169	16,472	5,515

105	384	2,807	1,390	985	2,115	592
56	214	1,504	596	269	635	162
6	196	310	251	51	5	2
—	—	79	—	—	—	—
5	14	65	23	22	22	21
16	36	109	45	35	40	31
21	16	94	44	29	37	31
4	14	96	36	17	38	11
2	8	62	26	11	30	6
1	2	16	6	3	5	2
1	3	25	10	4	9	3
3	5	21	6	6	4	5
8	19	44	29	38	81	17
11	25	128	61	33	63	22
—	3	21	5	4	3	3
—	5	6	—	1	—	—
37	40	40	40	42	45	55
—	—	11	10	1	22	—

276	984	5,438	2,578	1,551	3,154	963
(114)	(268)	(377)	5	(372)	(907)	(236)

162	716	5,061	2,583	1,179	2,247	727

866	3,844	31,337	13,636	5,990	14,225	4,788

33	(147)	22,711	2,020	2,953	3,502	(744)
—	—	(58)	—	16	225	—
—	—	(1,165)	—	(96)	(436)	—
(17)	(68)	(3,048)	(82)	410	853	—
—	—	(4,473)	—	(956)	(863)	—
—	—	310	224	(34)	(1,052)	(111)

1,056	8,456	54,585	37,218	5,547	5,789	(83)
—	—	8	—	2	2	—
—	—	(829)	—	(222)	(449)	—
(6)	—	(431)	883	125	54	—
—	—	284	—	27	101	—
—	—	24	29	5	(346)	—
—	—	—	—	—	—	1

1,066	8,241	67,918	40,292	7,777	7,380	(937)

$1,932	$12,085	$99,255	$53,928	$13,767	$21,605	$3,851

Annual Report   111

Statements of Operations continued

Period ended October 31, 2019

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 26,171	$ 1,773	$ 3,000
Dividend income	219	—	24
Dividend income from affiliated investment (Note 2)	412	—	18
Income from securities lending	213	—	4
Foreign tax withholdings	—	—	—

Investment Income	27,015	1,773	3,046

EXPENSES:
Investment advisory fees (Note 3)	1,568	189	276
Administration fees (Note 3)	672	89	138
Shareholder servicing fees	173	27	56
Distribution fees (Note 3)	—	—	—
Custodian fees	28	—	12
Transfer agent fees	50	17	23
Registration and filing fees	45	2	16
Trustee fees and expenses	45	6	9
Printing and mailing costs	26	4	5
Loan commitment fees	7	1	1
Legal fees	11	1	2
Publication expense	12	2	3
Pricing fees	21	21	26
Fund accounting fees	59	19	22
Insurance	10	1	2
Audit fees	44	37	41
Interest expense	—	—	—
Other expenses	—	—	—

Gross Expenses	2,771	416	632
Expense subsidy (Note 3)	—	(102)	(144)

Net Expenses	2,771	314	488

Net Investment Income	24,244	1,459	2,558

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(4,315)	1,373	402
Foreign currency transactions	10	—	(2)
Forward foreign exchange contracts	1,044	—	(86)
Affiliated investments	—	—	—
Futures contracts	—	(84)	70
Written option contracts	—	—	(457)
Swap contracts	(299)	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	22,524	2,445	1,724
Translation of assets and liabilities in foreign currencies	2	—	1
Forward foreign exchange contracts	(175)	—	(49)
Affiliated investments	(4)	—	—
Futures contracts	—	(6)	(30)
Written option contracts	—	—	(20)
Swap contracts	870	—	(16)
Unfunded loan commitments	1	—	—

Net Realized and Unrealized Gains (Losses)	19,658	3,728	1,537

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 43,902	$ 5,187	$ 4,095

112   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$3,185	$69,395	$14,423	$2,469	$2,924
—	—	—	—	36,717
156	286	59	28	466
13	25	2	12	26
(1)	(53)	(279)	—	(270)

3,353	69,653	14,205	2,509	39,863

390	4,903	1,288	342	6,428
195	1,634	322	64	1,928
189	531	14	—	364
—	167	—	—	38
43	39	123	3	72
27	213	27	25	124
23	115	18	32	57
12	103	21	4	124
7	61	12	3	79
2	17	3	1	20
3	25	5	1	32
4	32	5	3	28
39	26	19	23	12
27	125	36	18	174
3	26	5	1	27
40	45	45	45	37
4	4	3	—	7
1	—	3	—	12

1,009	8,066	1,949	565	9,563
(95)	(219)	—	(197)	(680)

914	7,847	1,949	368	8,883

2,439	61,806	12,256	2,141	30,980

1,591	(24,064)	(7,331)	152	40,108
148	(762)	(528)	(17)	(346)
2,409	(605)	(959)	(5)	3,821
(20)	—	—	—	—
(1,028)	(1,599)	(245)	(27)	(1,200)
(380)	—	—	—	—
(77)	(168)	(36)	(7)	—

8,240	102,300	26,402	1,610	116,118
28	111	31	1	21
(1,916)	(1,110)	577	(15)	(2,232)
12	—	—	—	—
294	3	(50)	2	—
86	—	—	—	—
(65)	1,285	282	64	—
—	—	—	—	—

9,322	75,391	18,143	1,758	156,290

$11,761	$137,197	$30,399	$3,899	$187,270

Annual Report   113

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$5,701	$4,889	$21,097	$17,092
Net realized gains (losses)	3	3	824	918
Change in net unrealized appreciation/(depreciation)	—	—	2,618	(2,704)
Change in Net Assets Resulting from Operations	5,704	4,892	24,539	15,306

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(5,685)	(4,886)	(21,404)	(17,155)
Institutional Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(5,685)	(4,886)	(21,404)	(17,155)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	30,628,042	31,867,454	578,559	723,903
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,306	1,354	20,949	15,285
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(30,684,406)	(31,986,381)	(603,819)	(660,448)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	(55,058)	(117,573)	(4,311)	78,740
Total Change in Net Assets	(55,039)	(117,567)	(1,176)	76,891

NET ASSETS:
Beginning of period	329,996	447,563	784,821	707,930
End of period	$274,957	$329,996	$783,645	$784,821

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	329,984	447,557	82,941	74,639
Shares sold	30,628,042	31,867,454	61,169	76,438
Shares issued in reinvestment of distributions	1,306	1,354	2,212	1,614
Shares redeemed	(30,684,406)	(31,986,381)	(63,766)	(69,750)
Change in shares outstanding	(55,058)	(117,573)	(385)	8,302
Outstanding shares at end of period	274,926	329,984	82,556	82,941

Institutional Class
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	401,043	408,382
Sale of investments (excluding government)	—	—	384,994	354,724
Purchase of government securities	—	—	149,584	157,141
Sale of government securities	—	—	150,383	161,272

114   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2019	2018	2019	2018	2019	2018	2019	2018

$33,581	$23,943	$866	$1,116	$3,844	$3,760	$31,337	$25,256
6,428	(6,396)	16	(2,074)	(215)	(1,023)	14,277	(9,131)
20,323	(12,657)	1,050	(61)	8,456	(7,938)	53,641	(32,037)
60,332	4,890	1,932	(1,019)	12,085	(5,201)	99,255	(15,912)

—	—	—	—	—	—	(896)	(821)
(33,502)	(24,118)	(1,083)	(1,606)	(4,848)	(6,382)	(20,170)	(20,915)
—	—	—	—	—	—	(9,684)	(5,408)

—	—	—	—	—	—	(55)	(4)
(300)	(28)	—	—	—	—	(1,228)	(102)
—	—	—	—	—	—	(590)	(26)
(33,802)	(24,146)	(1,083)	(1,606)	(4,848)	(6,382)	(32,623)	(27,276)

—	—	—	—	—	—	14,905	7,044
928,404	581,535	4,871	4,180	22,301	29,553	141,231	236,036
—	—	—	—	—	—	21,714	311,140

—	—	—	—	—	—	949	824
31,948	22,233	1,079	1,552	4,407	5,937	19,155	19,030
—	—	—	—	—	—	10,274	5,434

—	—	—	—	—	—	(8,710)	(2,638)
(676,153)	(433,640)	(5,176)	(100,883)	(60,883)	(99,739)	(113,019)	(336,293)
—	—	—	—	—	—	(24,861)	(12,902)
284,199	170,128	774	(95,151)	(34,175)	(64,249)	61,638	227,675
310,729	150,872	1,623	(97,776)	(26,938)	(75,832)	128,270	184,487

1,212,308	1,061,436	37,678	135,454	159,393	235,225	930,327	745,840
$1,523,037	$1,212,308	$39,301	$37,678	$132,455	$159,393	$1,058,597	$930,327

—	—	—	—	—	—	2,929	2,429
—	—	—	—	—	—	1,404	673
—	—	—	—	—	—	90	79
—	—	—	—	—	—	(838)	(252)
—	—	—	—	—	—	656	500
—	—	—	—	—	—	3,585	2,929

122,291	105,227	3,725	12,996	17,774	24,780	59,268	67,115
92,867	58,255	472	405	2,412	3,200	13,533	22,532
3,188	2,229	105	151	476	644	1,813	1,818
(67,559)	(43,420)	(504)	(9,827)	(6,604)	(10,850)	(10,782)	(32,197)
28,496	17,064	73	(9,271)	(3,716)	(7,006)	4,564	(7,847)
150,787	122,291	3,798	3,725	14,058	17,774	63,832	59,268

—	—	—	—	—	—	29,076	—
—	—	—	—	—	—	2,060	29,797
—	—	—	—	—	—	974	525
—	—	—	—	—	—	(2,365)	(1,246)
—	—	—	—	—	—	669	29,076
—	—	—	—	—	—	29,745	29,076

583,346	442,762	1,874	152	518	799	263,243	360,963
314,877	473,914	738	4,193	42	30,073	289,966	285,829
2,013,561	632,728	17,118	21,220	35,449	56,060	646,699	455,259
1,987,024	459,893	17,620	113,044	67,024	114,422	598,239	309,989

Annual Report   115

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$13,636	$7,893	$5,990	$6,208
Net realized gains (losses)	2,162	(1,480)	2,293	(2,677)
Change in net unrealized appreciation/(depreciation)	38,130	(13,831)	5,484	(4,395)
Change in Net Assets Resulting from Operations	53,928	(7,418)	13,767	(864)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(13,755)	(9,206)	(4,006)	(4,027)
SI Class	—	—	(1,671)	(2,158)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	(297)	(36)
Sl Class	—	—	(124)	(20)
Change in Net Assets from Distributions to Shareholders	(13,755)	(9,206)	(6,098)	(6,241)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	229,384	172,012	14,037	62,163
SI Class	—	—	97	21,262
Reinvestment of distributions:
Investor Class	12,830	8,298	4,218	4,000
SI Class	—	—	1,775	2,160
Cost of fund shares redeemed:
Investor Class	(117,893)	(72,283)	(55,012)	(49,725)
SI Class	—	—	(13,045)	(53,504)
Change in Net Assets from Capital Transactions	124,321	108,027	(47,930)	(13,644)
Total Change in Net Assets	164,494	91,403	(40,261)	(20,749)
NET ASSETS:
Beginning of period	298,708	207,305	204,894	225,643
End of period	$463,202	$298,708	$164,633	$204,894

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	28,093	18,213	15,026	13,350
Shares sold	20,757	15,702	1,413	6,251
Shares issued in reinvestment of distributions	1,147	754	423	403
Shares redeemed	(10,523)	(6,576)	(5,540)	(4,978)
Change in shares outstanding	11,381	9,880	(3,704)	1,676
Outstanding shares at end of period	39,474	28,093	11,322	15,026

SI Class:
Outstanding shares at beginning of period	—	—	5,944	8,959
Shares sold	—	—	10	2,120
Shares issued in reinvestment of distributions	—	—	178	217
Shares redeemed	—	—	(1,321)	(5,352)
Change in shares outstanding	—	—	(1,133)	(3,015)
Outstanding shares at end of period	—	—	4,811	5,944

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	312,422	282,352	70,602	81,050
Sale of investments (excluding government)	190,827	181,235	107,737	95,923
Purchase of government securities	—	—	56,173	48,014
Sale of government securities	—	—	69,589	44,946

116   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2019	2018	2019	2018	2019	2018	2019	2018

$14,225	$3,524	$4,788	$6,231	$24,244	$25,910	$1,459	$1,245
2,229	(183)	(855)	(274)	(3,560)	1,949	1,289	82
5,151	(1,563)	(82)	(753)	23,218	(26,958)	2,439	(1,538)
21,605	1,778	3,851	5,204	43,902	901	5,187	(211)

—	—	—	—	—	—	—	—
(3,909)	(2,697)	(1,188)	(2,054)	(24,421)	(26,132)	(1,545)	(1,458)
(11,096)	(1,103)	(3,758)	(4,165)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(1)	—	—	—	—	—
(15,005)	(3,800)	(4,947)	(6,219)	(24,421)	(26,132)	(1,545)	(1,458)

30,773	30,278	5,870	19,480	83,758	114,654	4,444	7,959
491,559	27,913	14,800	37,386	—	—	—	—

3,852	2,637	1,155	2,031	22,354	23,657	1,351	1,252
10,431	571	3,065	3,440	—	—	—	—

(16,803)	(13,313)	(35,823)	(33,489)	(135,126)	(196,776)	(4,711)	(8,047)
(27,041)	(10,742)	(67,389)	(61,919)	—	—	—	—
492,771	37,344	(78,322)	(33,071)	(29,014)	(58,465)	1,084	1,164
499,371	35,322	(79,418)	(34,086)	(9,533)	(83,696)	4,726	(505)

139,255	103,933	156,304	190,390	449,939	533,635	57,140	57,645
$638,626	$139,255	$76,886	$156,304	$440,406	$449,939	$61,866	$57,140

10,581	8,615	5,183	6,379	71,958	80,956	5,723	5,608
3,084	3,029	592	1,951	13,100	17,761	426	783
387	264	117	204	3,506	3,700	131	123
(1,692)	(1,327)	(3,672)	(3,351)	(21,142)	(30,459)	(456)	(791)
1,779	1,966	(2,963)	(1,196)	(4,536)	(8,998)	101	115
12,360	10,581	2,220	5,183	67,422	71,958	5,824	5,723

3,446	1,689	10,549	12,646	—	—	—	—
49,299	2,775	1,493	3,740	—	—	—	—
1,042	58	311	345	—	—	—	—
(2,695)	(1,076)	(6,806)	(6,182)	—	—	—	—
47,646	1,757	(5,002)	(2,097)	—	—	—	—
51,092	3,446	5,547	10,549	—	—	—	—

509,432	128,591	28,934	141,579	311,486	282,707	74,409	95,182
175,166	96,158	106,023	168,368	349,198	333,707	74,781	89,556
246,113	71,349	605	1,000	3,336	4,800	3,421	—
137,854	71,193	717	1,626	2,021	6,973	3,565	—

Annual Report   117

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Low		Payden Global Fixed
	Duration Fund		Income Fund
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,558	$2,308	$2,439	$2,263
Net realized gains (losses)	(73)	(296)	2,643	2,634
Change in net unrealized appreciation/(depreciation)	1,610	(1,650)	6,679	(5,451)
Change in Net Assets Resulting from Operations	4,095	362	11,761	(554)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(2,542)	(2,306)	(6,618)	(2,617)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(24)	(20)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(2,566)	(2,326)	(6,618)	(2,617)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	11,634	6,205	23,553	28,040
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	2,521	2,269	6,520	2,557
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(18,393)	(26,178)	(25,832)	(23,070)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(4,238)	(17,704)	4,241	7,527
Total Change in Net Assets	(2,709)	(19,668)	9,384	4,356
NET ASSETS:
Beginning of period	93,737	113,405	129,003	124,647
End of period	$91,028	$93,737	$138,387	$129,003

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	9,496	11,269	14,517	13,680
Shares sold	1,166	623	2,607	3,112
Shares issued in reinvestment of distributions	253	228	745	284
Shares redeemed	(1,846)	(2,624)	(2,896)	(2,559)
Change in shares outstanding	(427)	(1,773)	456	837
Outstanding shares at end of period	9,069	9,496	14,973	14,517

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	35,415	39,386	79,017	58,224
Sale of investments (excluding government)	39,366	57,132	83,594	57,520
Purchase of government securities	59,955	14,933	15,888	11,111
Sale of government securities	65,851	16,069	7,299	6,258

118   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2019	2018	2019	2018	2019	2018	2019	2018
$61,806	$74,227	$12,256	$12,700	$2,141	$2,149	$30,980	$25,692
(27,198)	(10,848)	(9,099)	(12,046)	96	(419)	42,383	4,353
102,589	(141,730)	27,242	(20,201)	1,662	(2,691)	113,907	7,988
137,197	(78,351)	30,399	(19,547)	3,899	(961)	187,270	38,033

(3,619)	(5,272)	—	—	—	—	(388)	(950)
(23,428)	(25,694)	(5,008)	(2,480)	(201)	(290)	(14,582)	(39,349)
(34,617)	(37,323)	—	—	(1,936)	(1,885)	(21,989)	(31,695)
				—
—	(458)	—	—	—	—	—	—
—	(2,232)	(7,295)	(10,232)	—	(14)	—	—
—	(3,243)	—	—	—	(90)	—	—
(61,664)	(74,222)	(12,303)	(12,712)	(2,137)	(2,279)	(36,959)	(71,994)

10,268	19,889	—	—	—	—	7,320	4,080
173,155	266,097	43,549	63,440	526	5,939	78,714	104,113
306,044	255,876	—	—	900	39,192	74,819	352,209

3,574	5,692	—	—	—	—	381	921
20,123	25,137	9,838	10,005	201	304	13,592	38,547
34,514	40,171	—	—	1,758	1,519	18,966	24,550

(33,102)	(63,156)	—	—	—	—	(6,998)	(5,523)
(215,052)	(366,698)	(59,093)	(18,150)	(1,428)	(5,607)	(57,584)	(218,247)
(595,391)	(115,270)	—	—	(8,634)	(33,313)	(76,443)	(38,921)
(295,867)	67,738	(5,706)	55,295	(6,677)	8,034	52,767	261,729
(220,334)	(84,835)	12,390	23,036	(4,915)	4,794	203,078	227,768

1,278,944	1,363,779	203,978	180,942	45,421	40,627	1,192,832	965,064
$1,058,610	$1,278,944	$216,368	$203,978	$40,506	$45,421	$1,395,910	$1,192,832

6,461	9,261	—	—	—	—	839	871
761	1,464	—	—	—	—	429	243
271	419	—	—	—	—	24	56
(2,556)	(4,683)	—	—	—	—	(407)	(331)
(1,524)	(2,800)	—	—	—	—	46	(32)
4,937	6,461	—	—	—	—	885	839

31,896	37,898	34,161	26,240	439	392	29,385	33,828
13,131	19,374	6,944	9,221	55	577	4,667	6,186
1,523	1,851	1,560	1,499	20	30	835	2,318
(16,392)	(27,227)	(9,400)	(2,799)	(146)	(560)	(3,438)	(12,947)
(1,738)	(6,002)	(896)	7,921	(71)	47	2,064	(4,443)
30,158	31,896	33,265	34,161	368	439	31,449	29,385

62,550	48,866	—	—	4,291	3,537	43,382	23,119
23,988	19,051	—	—	92	3,829	4,450	21,091
2,628	2,987	—	—	180	154	1,163	1,479
(46,242)	(8,354)	—	—	(883)	(3,229)	(4,427)	(2,307)
(19,626)	13,684	—	—	(611)	754	1,186	20,263
42,924	62,550	—	—	3,680	4,291	44,568	43,382

768,598	850,997	126,685	174,090	37,503	35,857	662,247	689,875
802,994	786,522	127,466	130,058	41,833	31,349	620,968	475,916
—	—	—	—	215	860	—	—
—	—	—	—	—	—	—	—

Annual Report   119

Notes to Financial Statements

October 31, 2019

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

120   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Annual Report   121

Notes to Financial Statements continued

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract

122   Payden Mutual Funds

(“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered

Annual Report   123

Notes to Financial Statements continued

call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2019 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[3]	—	(504)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Low Duration
Interest rate[1]	—	(437)

U.S. Government
Interest rate[1,4]	—	(6)

Core Bond
Interest rate[1,4,5]	796	(1,030)
Foreign currency[2,3]	251	(904)

Total	1,047	(1,934)

Corporate Bond
Credit[1]	29	—
Interest rate[1]	284	(197)

Total	313	(197)

Strategic Income
Interest rate[1,4,5]	108	(180)
Foreign currency[2,3]	39	(173)

Total	147	(353)

Absolute Return Bond
Credit[1]	—	(186)
Equity[4]	80	—
Interest rate[1,4,5]	252	(379)
Foreign currency[2,3]	123	(451)

Total	455	(1,016)

High Income
Interest Rate[1]	912	(71)
Foreign currency[2,3]	7	(126)

Total	919	(197)

Global Low Duration
Interest rate[1,4,5]	12	(53)
Foreign currency[2,3]	15	(41)

Total	27	(94)

Global Fixed Income
Credit [1]	—	(16)
Interest rate[1,4,5]	292	(190)
Foreign currency[2,3]	210	(1,246)

Total	502	(1,452)

Emerging Markets Bond
Interest rate[1]	1,285	—
Foreign currency[2,3]	716	(2,346)

Total	2,001	(2,346)

Emerging Markets Local Bond
Interest rate[1]	282	—
Foreign currency[2,3]	465	(503)

Total	747	(503)

Emerging Markets Corporate Bond
Interest rate[1]	64	—
Foreign currency[2,3]	27	(52)

Total	91	(52)

Equity Income
Foreign currency[3]	—	(1,133)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

124   Payden Mutual Funds

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at fair value as reported in the Schedule of Investments.
5	Payable for options written.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2019 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Foreign exchange	—	$833	—	—	$833

Low Duration
Credit	—	—	—	$41	41
Interest rate	$107	—	—	(43)	64
Foreign exchange	—	111	—	—	111

Total	107	111	—	(2)	216

U.S. Government
Interest rate	(17)	—	—	—	(17)

GNMA
Interest rate	(68)	—	$(79)	—	(147)

Core Bond
Credit	—	—	—	310	310
Interest rate	(3,048)	—	(260)	—	(3,308)
Foreign exchange	—	(1,165)	—	—	(1,165)

Total	(3,048)	(1,165)	(260)	310	(4,163)

Corporate Bond
Credit	—	—	—	224	224
Interest rate	(82)	—	—	—	(82)

Total	(82)	—	—	224	142

Strategic Income
Credit	—	—	—	(34)	(34)
Interest rate	410	—	(51)	—	359
Foreign exchange	—	(96)	—	—	(96)

Total	410	(96)	(51)	(34)	229

Absolute Return Bond
Credit	—	—	—	(538)	(538)
Equity	—	—	(872)	—	(872)
Interest rate	853	—	(50)	(514)	289
Foreign exchange	—	(436)	—	—	(436)

Total	853	(436)	(922)	(1,052)	(1,557)

Floating Rate
Credit	—	—	—	(111)	(111)

High Income
Credit	—	—	—	19	19
Interest rate	—	—	—	(318)	(318)
Foreign exchange	—	1,044	—	—	1,044

Total	—	1,044	—	(299)	745

California Municipal
Interest rate	(84)	—	—	—	(84)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Low Duration
Interest rate	$70	—	$(25)	—	$45
Foreign exchange	—	$(86)	—	—	(86)

Total	70	(86)	(25)	—	(41)

Global Fixed Income
Credit	—	—	—	$(76)	(76)
Interest rate	(1,028)	—	(7)	(1)	(1,036)
Foreign exchange	—	2,409	—	—	2,409

Total	(1,028)	2,409	(7)	(77)	1,297

Emerging Markets Bond
Credit	—	—	—	(106)	(106)
Interest rate	(1,599)	—	—	(62)	(1,661)
Foreign exchange	—	(605)	—	—	(605)

Total	(1,599)	(605)	—	(168)	(2,372)

Emerging Markets Local Bond
Credit	—	—	—	(25)	(25)
Interest rate	(245)	—	—	(11)	(256)
Foreign exchange	—	(959)	—	—	(959)

Total	(245)	(959)	—	(36)	(1,240)

Emerging Markets Corporate
Bond
Credit	—	—	—	(2)	(2)
Interest rate	(27)	—	—	(5)	(32)
Foreign exchange	—	(5)	—	—	(5)

Total	(27)	(5)	—	(7)	(39)

Equity Income
Equity	(1,200)	—	—	—	(1,200)
Foreign exchange	—	3,821	—	—	3,821

Total	(1,200)	3,821	—	—	2,621

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

Annual Report   125

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2019 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Foreign exchange	—	$(731)	—	—	$(731)

Low Duration
Interest rate	$(257)	—	—	$(261)	(518)
Foreign exchange	—	(56)	—	—	(56)

Total	(257)	(56)	—	(261)	(574)

U.S. Government
Interest rate	(6)	—	—	—	(6)

GNMA
Interest rate	—	—	$79	—	79

Core Bond
Credit	—	—	—	24	24
Interest rate	(431)	—	(313)	—	(744)
Foreign exchange	—	(829)	—	—	(829)

Total	(431)	(829)	(313)	24	(1,549)

Corporate Bond
Credit	—	—	—	29	29
Interest rate	883	—	—	—	883

Total	883	—	—	29	912

Strategic Income
Credit	—	—	—	5	5
Interest rate	125	—	(56)	—	69
Foreign exchange	—	(222)	—	—	(222)

Total	125	(222)	(56)	5	(148)

Absolute Return Bond
Credit	—	—	—	(182)	(182)
Equity	—	—	(49)	—	(49)
Interest rate	54	—	(34)	(164)	(144)
Foreign exchange	—	(449)	—	—	(449)

Total	54	(449)	(83)	(346)	(824)

High Income
Interest rate	—	—	—	870	870
Foreign exchange	—	(175)	—	—	(175)

Total	—	(175)	—	870	695

California Municipal Income
Interest rate	(6)	—	—	—	(6)

Global Low Duration
Interest rate	(30)	—	(40)	(16)	(86)
Foreign exchange	—	(49)	—	—	(49)

Total	(30)	(49)	(40)	(16)	(135)

Global Fixed Income
Credit	—	—	—	(30)	(30)
Interest rate	294	—	(30)	(35)	229
Foreign exchange	—	(1,916)	—	—	(1,916)

Total	294	(1,916)	(30)	(65)	(1,717)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Interest rate	$3	—	—	$1,285	$1,288
Foreign exchange	—	$(1,110)	—	—	(1,110)

Total	3	(1,110)	—	1,285	178

Emerging Markets Local Bond
Interest rate	(50)	—	—	282	232
Foreign exchange	—	577	—	—	577

Total	(50)	577	—	282	809

Emerging Markets Corporate
Bond
Interest rate	2	—	—	64	66
Foreign exchange	—	(15)	—	—	(15)

Total	2	(15)	—	64	51

Equity Income
Foreign exchange	—	(2,232)	—	—	(2,232)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2019 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	2%	0%	0%	0%
Low Duration	0%	0%	1%	0%
Core Bond	4%	0%	0%	0%
Strategic Income	5%	0%	0%	0%
Absolute Return Bond	7%	1%	5%	0%
High Income	4%	0%	2%	0%
Global Low Duration	2%	0%	1%	0%
Global Fixed Income	58%	0%	102%	0%
Emerging Markets Bond	7%	0%	3%	0%
Emerging Markets Local Bond	21%	0%	4%	0%
Emerging Markets Corporate Bond	3%	0%	30%	0%
Equity Income	4%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

126   Payden Mutual Funds

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2019, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$81	$142
Centrally Cleared Swaps	4	—
Purchased Swaptions[1]	48	—
Written Swaptions	—	38
Forward Currency Contracts	210	1,246

Total derivative assets and liabilities in the Statements of Assets and Liabilities	343	1,426

Derivatives not subject to a MNA	(116)	(475)

Total derivative assets and liabilities subject to a MNA	$227	$951

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

Annual Report   127

Notes to Financial Statements continued

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2019 (000s):

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$193	$(132)	—	—	$61
BNP PARIBAS	17	(17)	—	—	—
HSBC Bank USA, N.A	17	(17)	—	—	—

Total	$227	$(166)	—	—	$61

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$132	$(132)	—	—	—
BNP PARIBAS	93	(17)	—	—	$76
HSBC Bank USA, N.A	479	(17)	—	—	462
Royal Bank of Canada	28	—	—	—	28
State Street Bank & Trust Co.	219	—	—	—	219

Total	$951	$(166)	—	—	$785

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Net amount represents the net amount payable from the counterparty in the event of default.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to

128   Payden Mutual Funds

receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2019, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2019, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

Annual Report   129

Notes to Financial Statements continued

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2018	Purchases	Sales	Dividends	Value October 31, 2019	Net Realized Loss	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$1,698,453	$552,527,316	$549,002,426	$170,826	$5,223,343	—	—
Low Duration	6,944,879	529,783,691	530,253,074	155,009	6,475,496	—	—
U.S. Government	699,686	27,634,480	28,130,532	24,744	203,634	—	—
GNMA	1,703,086	62,640,974	63,670,872	45,268	673,188	—	—
Core Bond	12,593,805	408,451,414	414,762,429	150,696	6,282,790	—	—
Corporate Bond	6,342,319	256,865,257	252,077,091	154,428	11,130,485	—	—
Strategic Income	1,289,963	90,089,628	89,831,373	44,192	1,548,218	—	—
Absolute Return Bond	5,340,123	502,591,903	498,106,411	190,446	9,825,615	—	—
Floating Rate	3,452,214	82,877,280	81,858,092	106,538	4,471,402	—	—
High Income	29,111,388	256,194,463	256,902,424	353,684	28,403,427	—	—
Global Low Duration	1,600,687	34,912,518	35,107,839	18,158	1,405,366	—	—
Global Fixed Income	1,195,347	44,783,445	45,100,730	28,598	878,062	—	—
Emerging Markets Bond	41,610,634	516,283,955	535,042,111	285,525	22,852,478	—	—
Emerging Markets Local Bond	3,828,106	78,246,912	78,371,830	59,162	3,703,188	—	—
Emerging Markets Corporate Bond	1,800,024	28,904,425	27,100,758	28,235	3,603,691	—	—
Equity Income	14,138,505	357,621,985	345,117,316	466,136	26,643,174	—	—
Investments in Floating Rate Fund — SI Class
High Income	—	$8,000,000	$5,952,000	$58,461	$2,043,871	—	$(4,129)
Global Fixed Income	$5,018,555	—	3,558,220	127,734	1,452,352	$(20,174)	12,191

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2019.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

130   Payden Mutual Funds

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2017	FY 2018	FY 2019
Cash Reserves Money
Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$525,215	$459,206	$356,789
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,754,647	2,413,311	2,419,489
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	1,015,315	1,233,072	1,537,992
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	149,965	156,901	113,838
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	478,155	359,812	267,982
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	14,626	172,909	377,482
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	80,978	143,962	—
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	216,155	356,122	372,006
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	190,888	233,184	906,573
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	283,851	267,525	235,705
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	88,888	86,089	101,892
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	147,245	144,641	144,077
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	155,282	95,623	95,259
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	351,530	395,095	219,014
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	184,804	193,589	196,502
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	222,256	571,830	680,157

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2020 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Annual Report   131

Notes to Financial Statements continued

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$5,999	—	—	—	$5,999
Repurchase Agreement	—	—	114,000	—	—	—	114,000
U.S. Government	—	—	30,511	—	—	—	30,511
U.S. Treasury	—	—	114,869	—	—	—	114,869
Investment Company	$10,044	—	—	—	—	—	10,044

Limited Maturity
Asset Backed	—	—	199,816	—	—	—	199,816
Bank Loans	—	—	489	—	—	—	489
Corporate Bond	—	—	338,111	—	—	—	338,111
Foreign Government	—	—	33,017	—	—	—	33,017
Mortgage Backed	—	—	97,910	—	—	—	97,910
Municipal	—	—	1,381	—	—	—	1,381
U.S. Government	—	—	110,604	—	—	—	110,604
Investment Company	5,223	—	—	—	—	—	5,223

132   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Low Duration
Asset Backed	—	—	$279,062	—	—	—	$279,062
Corporate Bond	—	—	607,210	—	—	—	607,210
Foreign Government	—	—	14,507	—	—	—	14,507
Mortgage Backed	—	—	135,095	—	—	—	135,095
U.S. Government	—	—	485,252	—	—	—	485,252
Investment Company	$6,475	—	—	—	—	—	6,475

U.S. Government
Asset Backed	—	—	1,043	—	—	—	1,043
Mortgage Backed	—	—	35,449	—	—	—	35,449
U.S. Government	—	—	4,941	—	—	—	4,941
Investment Company	204	—	—	—	—	—	204

GNMA
Mortgage Backed	—	—	181,718	—	—	—	181,718
U.S. Government	—	—	477	—	—	—	477
Investment Company	673	—	—	—	—	—	673

Core Bond
Asset Backed	—	—	64,787	—	—	—	64,787
Bank Loans	—	—	16,852	—	—	—	16,852
Commercial Paper	—	—	13,993	—	—	—	13,993
Corporate Bond	—	—	368,393	—	—	—	368,393
Foreign Government	—	—	48,213	—	—	—	48,213
Mortgage Backed	—	—	364,442	—	—	—	364,442
Municipal	—	—	12,849	—	—	—	12,849
Swaptions Purchased	—	—	372	—	—	—	372
U.S. Government	—	—	236,722	—	—	—	236,722
Investment Company	6,283	—	—	—	—	—	6,283

Corporate Bond
Corporate Bond	—	—	440,867	—	—	—	440,867
Foreign Government	—	—	1,211	—	—	—	1,211
Municipal	—	—	8,589	—	—	—	8,589
Investment Company	11,130	—	—	—	—	—	11,130

Annual Report   133

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Strategic Income
Asset Backed	—	—	$11,493	—	—	—	$11,493
Bank Loans	—	—	3,578	—	—	—	3,578
Corporate Bond	—	—	76,613	—	—	—	76,613
Foreign Government	—	—	9,020	—	—	—	9,020
Mortgage Backed	—	—	31,010	—	—	—	31,010
Municipal	—	—	4,959	—	—	—	4,959
Swaptions Purchased	—	—	59	—	—	—	59
U.S. Government	—	—	28,634	—	—	—	28,634
Master Limited Partnership	$660	—	—	—	—	—	660
Preferred Stock	390	—	—	—	—	—	390
Real Estate Investment Trust	1,082	—	—	—	—	—	1,082
Investment Company	1,548	—	—	—	—	—	1,548

Absolute Return Bond
Asset Backed	—	—	155,310	—	—	—	155,310
Bank Loans	—	—	12,634	—	—	—	12,634
Commercial Paper	—	—	29,686	—	—	—	29,686
Corporate Bond	—	—	155,099	—	—	—	155,099
Foreign Government	—	—	55,115	—	—	—	55,115
Mortgage Backed	—	—	206,321	—	—	—	206,321
Options Purchased	80	—	—	—	—	—	80
Swaptions Purchased	—	—	76	—	—	—	76
U.S. Government	—	—	15,657	—	—	—	15,657
Investment Company	9,826	—	—	—	—	—	9,826

Floating Rate
Asset Backed	—	—	1,167	—	—	—	1,167
Bank Loans	—	—	60,283	—	—	—	60,283
Corporate Bond	—	—	7,307	—	—	—	7,307
Mortgage Backed	—	—	4,988	—	—	—	4,988
Investment Company	4,471	—	—	—	—	—	4,471

High Income
Asset Backed	—	—	973	—	—	—	973
Bank Loans	—	—	29,548	—	—	—	29,548
Common Stock	—	—	310	—	—	—	310
Corporate Bond	—	—	372,034	—	—	—	372,034
Mortgage Backed	—	—	13,924	—	—	—	13,924
Investment Company	28,403	—	—	—	—	—	28,403
Investment Value at NAV[1]	—	—	—	—	—	—	2,044

134   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
California Municipal Income
Corporate Bond	—	—	$1,542	—	—	—	$1,542
Municipal	—	—	58,809	—	—	—	58,809

Global Low Duration
Asset Backed	—	—	13,303	—	—	—	13,303
Corporate Bond	—	—	51,439	—	—	—	51,439
Foreign Government	—	—	4,730	—	—	—	4,730
Mortgage Backed	—	—	10,010	—	—	—	10,010
Swaptions Purchased	—	—	12	—	—	—	12
U.S. Government	—	—	10,308	—	—	—	10,308
Preferred Stock	$515	—	—	—	—	—	515
Investment Company	1,405	—	—	—	—	—	1,405

Global Fixed Income
Asset Backed	—	—	12,067	—	—	—	12,067
Bank Loans	—	—	112	—	—	—	112
Corporate Bond	—	—	42,611	—	—	—	42,611
Foreign Government	—	—	55,540	—	—	—	55,540
Mortgage Backed	—	—	16,895	—	—	—	16,895
Swaptions Purchased	—	—	48	—	—	—	48
U.S. Government	—	—	15,155	—	—	—	15,155
Investment Company	878	—	—	—	—	—	878
Investments Valued at NAV[1]	—	—	—	—	—	—	1,452

Emerging Markets Bond
Corporate Bond	—	—	320,064	—	—	—	320,064
Foreign Government	—	—	702,806	—	—	—	702,806
Investment Company	22,852	—	—	—	—	—	22,852

Emerging Markets Local Bond
Corporate Bond	—	—	34,283	—	—	—	34,283
Foreign Government	—	—	173,446	—	—	—	173,446
Investment Company	3,703	—	—	—	—	—	3,703

Emerging Markets Corporate Bond
Bank Loans	—	—	788	—	—	—	788
Corporate Bond	—	—	35,876	—	—	—	35,876
Foreign Government	—	—	1,619	—	—	—	1,619
Mortgage Backed	—	—	1,095	—	—	—	1,095
Investment Company	3,604	—	—	—	—	—	3,604

Annual Report   135

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Equity Income
Corporate Bond	—	—	$47,875	—	—	—	$47,875
Common Stock	$1,093,811	—	—	—	—	—	1,093,811
Master Limited Partnership	53,052	—	—	—	—	—	53,052
Preferred Stock	29,847	—	—	—	—	—	29,847
Real Estate Investment Trust	145,529	—	—	—	—	—	145,529
Investment Company	26,643	—	—	—	—	—	26,643

1	As of October 31, 2019, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	—	$(504)	—	—	$(504)

Low Duration
Futures	—	$(176)	—	—	—	—	(176)
Swaps	—	—	—	(261)	—	—	(261)

U.S Government
Futures	—	(6)	—	—	—	—	(6)

Core Bond
Forward currency contracts	—	—	$251	(904)	—	—	(653)
Futures	$423	(732)	—	—	—	—	(309)
Swaptions written	—	—	—	(298)	—	—	(298)

Corporate Bond
Futures	284	(197)	—	—	—	—	87
Swaps	—	—	29	—	—	—	29

Strategic Income
Forward currency contracts	—	—	39	(173)	—	—	(134)
Futures	49	(133)	—	—	—	—	(84)
Swaptions written	—	—	—	(47)	—	—	(47)

136   Payden Mutual Funds

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Absolute Return
Forward currency contracts	—	—	$123	$(451)	—	—	$(328)
Futures	$176	$(121)	—	—	—	—	55
Swaps	—	—	—	(350)	—	—	(350)
Swaptions written	—	—	—	(94)	—	—	(94)

High Income
Forward currency contracts	—	—	7	(126)	—	—	(119)
Swaps	—	—	912	(71)	—	—	841

Global Low Duration
Forward currency contracts	—	—	15	(41)	—	—	(26)
Futures	—	(22)	—	—	—	—	(22)
Swaps	—	—	—	(16)	—	—	(16)
Swaptions written	—	—	—	(15)	—	—	(15)

Global Fixed Income
Forward currency contracts	—	—	210	(1,246)	—	—	(1,036)
Futures	244	(117)	—	—	—	—	127
Swaps	—	—	—	(51)	—	—	(51)
Swaptions written	—	—	—	(38)	—	—	(38)

Emerging Markets Bond
Forward currency contracts	—	—	716	(2,346)	—	—	(1,630)
Swaps	—	—	1,285	—	—	—	1,285

Emerging Markets Local Bond
Forward currency contracts	—	—	465	(503)	—	—	(38)
Swaps	—	—	282	—	—	—	282

Emerging Markets Corporate Bond
Forward currency contracts	—	—	27	(52)	—	—	(25)
Swaps	—	—	64	—	—	—	64

Equity Income
Forward currency contracts	—	—	—	(1,133)	—	—	(1,133)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Annual Report   137

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2019, primarily attributable to investments in partnerships, redemption-in-kind and expired capital loss carryforward were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
Strategic Income	$4	$(4)
High Income	1	(1)
Emerging Markets Bond	18,535	(18,535)
Emerging Markets Local Bond	(14)	14
Emerging Markets Corporate Bond	18	(18)
Equity Income	23	(23)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2019: Low Duration ($5,861), Core Bond ($9,122), Corporate Bond ($2,380), Strategic Income ($2,545), Absolute Return Bond ($455), and Emerging Markets Corporate Bond ($130).

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2019, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Unlimited*	Total
Low Duration	$3,452	$3,452
U.S. Government	7,575	7,575
GNMA	38,652	38,652
Core Bond	5,809	5,809
Strategic Income Fund	675	675
Absolute Return Bond	1,504	1,504
Floating Rate	3,446	3,446
High Income	25,567	25,567
Global Low Duration	477	477
Global Fixed Income	621	621
Emerging Markets Bond	18,853	18,853
Emerging Markets Local Bond	20,666	20,666
Emerging Markets Corporate Bond	202	202

* Post-enactment carryforward losses

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2018				2019

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$4,886	—	—	—	$5,685	—	—
Limited Maturity	—	17,155	—	—	—	21,314	$90	—
Low Duration	—	24,118	—	$28	—	33,502	—	$300
U.S. Government	—	1,606	—	—	—	1,083	—	—
GNMA	—	6,382	—	—	—	4,848	—	—

138   Payden Mutual Funds

	2018				2019

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Core Bond	—	27,144	—	132	—	30,750	—	1,873
Corporate Bond	—	$8,578	$628	—	—	$13,755	—	—
Strategic Income	—	6,185	—	$56	—	5,677	—	$421
Absolute Return Bond	—	3,800	—	—	—	15,005	—	—
Floating Rate	—	6,219	—	—	—	4,946	—	1
High Income	—	26,132	—	—	—	24,421	—	—
California Municipal Income	$1,245	57	156	—	$1,459	30	56	—
Global Low Duration	—	2,306	—	20	—	2,542	—	24
Global Fixed Income	—	2,617	—	—	—	6,618	—	—
Emerging Markets Bond	—	68,289	—	5,933	—	61,664	—	—
Emerging Markets Local Bond	—	2,481	—	10,232	—	5,008	—	7,295
Emerging Markets Corporate Bond	—	2,153	23	104	—	2,137	—	—
Equity Income	—	28,495	43,500	—	—	28,471	8,488	—

At October 31, 2019, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$275,423	—	—	—
Limited Maturity	783,925	$3,490	$(1,369)	$2,121
Low Duration	1,515,808	13,670	(2,314)	11,356
U.S. Government	41,740	364	(473)	(109)
GNMA	180,307	3,532	(970)	2,562
Core Bond	1,093,179	43,799	(5,332)	38,467
Corporate Bond	432,182	31,717	(1,986)	29,731
Strategic Income	165,038	5,074	(1,331)	3,743
Absolute Return	633,181	9,426	(3,519)	5,907
Floating Rate	77,495	1,249	(528)	721
High Income	435,164	18,055	(5,262)	12,793
California Municipal Income	58,058	2,359	(66)	2,293
Global Low Duration	91,038	1,058	(453)	605
Global Fixed Income	141,086	6,077	(3,400)	2,677
Emerging Markets Bond	1,052,792	61,541	(68,957)	(7,416)
Emerging Markets Local Bond	219,598	13,167	(21,088)	(7,921)
Emerging Markets Corporate Bond	42,610	1,500	(1,090)	410
Equity Income	1,131,092	271,647	(7,115)	264,532

At October 31, 2019, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$348	—	—	$(323)	—	$25
Limited Maturity	39	—	—	(28)	2,121	2,132
Low Duration	—	—	(3,452)	(126)	11,355	7,777
U.S. Government	1	—	(7,574)	—	(110)	(7,683)
GNMA	89	—	(38,651)	(32)	2,562	(36,032)
Core Bond	—	—	(5,809)	—	38,467	32,658
Corporate Bond	578	—	—	—	29,730	30,308
Strategic Income	—	—	(675)	—	3,743	3,068
Absolute Return Bond	1,049	—	(1,504)	—	5,907	5,452

Annual Report   139

Notes to Financial Statements continued

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Floating Rate	—	—	(3,447)	—	721	(2,726)
High Income	$742	—	$(25,566)	—	$12,793	$(12,031)
California Municipal Income	681	$615	—	$(17)	2,293	3,572
Global Low Duration	—	—	(476)	—	605	129
Global Fixed Income	2,108	—	(621)	—	2,677	4,164
Emerging Markets Bond	1,357	—	(18,853)	—	(7,416)	(24,912)
Emerging Markets Local Bond	—	—	(20,666)	—	(7,922)	(28,588)
Emerging Markets Corporate Bond	10	—	(202)	—	410	218
Equity Income	3,280	38,872	—	—	264,532	306,684

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends (000s)	Exempt Interest Dividends Per Share
California Municipal Income	$1,459	$0.27

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

7. Subsequent Events

Effective December 2019, the California Municipal Income Fund will change its name to the California Municipal Social Impact Fund.

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

140   Payden Mutual Funds

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.02		0.01	0.01	0.00 (1)	0.00 (1)
Net realized and unrealized gains (losses)	0.00		0.00	0.00	0.00 (1)	0.00 (1)

Total from investment activities	0.02		0.01	0.01	0.00	0.00

Distributions to shareholders:
From net investment income	(0.02)		(0.01)	(0.01)	0.00 (1)	0.00 (1)
From net realized gains	(0.00	)(1)	—	—	—	—

Total distributions to shareholders	(0.02)		(0.01)	(0.01)	0.00	0.00

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	2.10%		1.43%	0.53%	0.09%	0.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$274,957		$329,996	$447,563	$551,064	$392,391
Ratio of gross expense to average net assets	0.38%		0.38%	0.38%	0.37%	0.39%
Ratio of net expense to average net assets	0.25%		0.25%	0.25%	0.24%	0.09%
Ratio of investment income less gross expenses to average net assets	1.94%		1.26%	0.40%	(0.04)%	(0.29)%
Ratio of net investment income to average net assets	2.07%		1.39%	0.52%	0.10%	0.01%
Portfolio turnover rate	n/a		n/a	n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.46		$9.48	$9.46	$9.42	$9.47

Income (loss) from investment activities:
Net investment income	0.25		0.20	0.12	0.08	0.06
Net realized and unrealized gains (losses)	0.03		(0.02)	0.02	0.04	(0.04)

Total from investment activities	0.28		0.18	0.14	0.12	0.02

Distributions to shareholders:
From net investment income	(0.25)		(0.20)	(0.08)	(0.07)	(0.04)
From net realized gains	(0.00	)(1)	—	—	—	—
Return of capital	—		—	(0.04)	(0.01)	(0.03)

Total distributions to shareholders	(0.25)		(0.20)	(0.12)	(0.08)	(0.07)

Net asset value — end of period	$9.49		$9.46	$9.48	$9.46	$9.42

Total return	2.99%		1.92%	1.52%	1.31%	0.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$783,645		$784,821	$707,930	$463,149	$422,996
Ratio of gross expense to average net assets	0.55%		0.55%	0.56%	0.57%	0.57%
Ratio of net expense to average net assets	0.25%		0.25%	0.25%	0.26%	0.31%
Ratio of investment income less gross expenses to average net assets	2.29%		1.82%	1.06%	0.57%	0.31%
Ratio of net investment income to average net assets	2.59%		2.12%	1.37%	0.88%	0.57%
Portfolio turnover rate	74%		72%	51%	39%	39%

The Fund commenced operations on April 29, 1994.

(1)   Amount is less than $0.005.

Annual Report   141

Financial Highlights continued

	Payden Low Duration Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.91		$10.09		$10.10	$10.05	$10.15

Income (loss) from investment activities:
Net investment income	0.24		0.22		0.16	0.12	0.11
Net realized and unrealized gains (losses)	0.19		(0.18)		(0.02)	0.05	(0.06)

Total from investment activities	0.43		0.04		0.14	0.17	0.05

Distributions to shareholders:
From net investment income	(0.24)		(0.22)		(0.12)	(0.11)	(0.11)
From net realized gains	—		—		—	—	(0.04)
Return of capital	(0.00	)(1)	(0.00	)(1)	(0.03)	(0.01)	(0.00	)(1)

Total distributions to shareholders	(0.24)		(0.22)		(0.15)	(0.12)	(0.15)

Net asset value — end of period	$10.10		$9.91		$10.09	$10.10	$10.05

Total return	4.39%		0.39%		1.37%	1.74%	0.50%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,523,037		$1,212,308		$1,061,436	$800,892	$820,662
Ratio of gross expense to average net assets	0.54%		0.54%		0.54%	0.57%	0.57%
Ratio of net expense to average net assets	0.43%		0.43%		0.44%	0.45%	0.47%
Ratio of investment income less gross expenses to average net assets	2.27%		2.06%		1.44%	1.13%	1.02%
Ratio of net investment income to average net assets	2.38%		2.17%		1.55%	1.24%	1.12%
Portfolio turnover rate	166%		85%		118%	41%	31%
The Fund commenced operations on December 31, 1993. (1) Amount is less than $0.005.
	Payden U.S. Government Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$10.11		$10.42		$10.61	$10.63	$10.68

Income (loss) from investment activities:
Net investment income (1)	0.24		0.15		0.11	0.10	0.09
Net realized and unrealized gains (losses)	0.30		(0.24)		(0.13)	0.05	0.02

Total from investment activities	0.54		(0.09)		(0.02)	0.15	0.11

Distributions to shareholders:
From net investment income	(0.30)		(0.22)		(0.17)	(0.17)	(0.16)

Net asset value — end of period	$10.35		$10.11		$10.42	$10.61	$10.63

Total return	5.36%		(0.86)%		(0.16)%	1.46%	1.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,301		$37,678		$135,454	$137,581	$133,420
Ratio of gross expense to average net assets	0.73%		0.62%		0.56%	0.58%	0.59%
Ratio of net expense to average net assets	0.43%		0.41%		0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	2.00%		1.28%		0.89%	0.81%	0.69%
Ratio of net investment income to average net assets	2.30%		1.49%		1.00%	0.94%	0.82%
Portfolio turnover rate	49%		28%		27%	35%	32%

The Fund commenced operations on January 3, 1995.

(1) Based on average shares outstanding.

142   Payden Mutual Funds

	Payden GNMA Fund
	2019	2018		2017	2016	2015
Net asset value — beginning of period	$8.97	$9.49		$9.80	$9.79	$9.95

Income (loss) from investment activities:
Net investment income	0.20	0.16		0.14	0.15	0.14
Net realized and unrealized gains (losses)	0.56	(0.38)		(0.15)	0.17	0.06

Total from investment activities	0.76	(0.22)		(0.01)	0.32	0.20

Distributions to shareholders:
From net investment income	(0.31)	(0.30)		(0.30)	(0.31)	(0.36)

Net asset value — end of period	$9.42	$8.97		$9.49	$9.80	$9.79

Total return	8.63%	(2.34)%		(0.12)%	3.26%	2.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$132,455	$159,393		$235,225	$272,657	$255,273
Ratio of gross expense to average net assets	0.69%	0.68%		0.69%	0.69%	0.67%
Ratio of net expense to average net assets	0.50%	0.50%		0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.51%	1.74%		1.27%	1.16%	1.36%
Ratio of net investment income to average net assets	2.70%	1.93%		1.46%	1.35%	1.53%
Portfolio turnover rate	18%	20%		17%	12%	15%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2019	2018		2017	2016	2015
Net asset value — beginning of period	$10.17	$10.70		$10.83	$10.62	$10.80

Income (loss) from investment activities:
Net investment income	0.30 (1)	0.28	(1)	0.27 (1)	0.25 (1)	0.23 (1)
Net realized and unrealized gains (losses)	0.72	(0.50)		0.00 (2)	0.25	(0.07)

Total from investment activities	1.02	(0.22)		0.27	0.50	0.16

Distributions to shareholders:
From net investment income	(0.30)	(0.31)		(0.32)	(0.28)	(0.26)
From net realized gains	—	—		(0.08)	(0.01)	(0.08)
Return of capital	(0.02)	(0.00	)(2)	—	—	—

Total distributions to shareholders	(0.32)	(0.31)		(0.40)	(0.29)	(0.34)

Net asset value — end of period	$10.87	$10.17		$10.70	$10.83	$10.62

Total return	10.13%	(2.12)%		2.60%	4.83%	1.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$38,979	$29,799		$25,993	$25,801	$24,314
Ratio of gross expense to average net assets	0.78%	0.78%		0.78%	0.79%	0.79%
Ratio of net expense to average net assets	0.78%	0.78%		0.78%	0.79%	0.79%
Ratio of investment income less gross expenses to average net assets	2.83%	2.71%		2.55%	2.32%	2.05%
Ratio of net investment income to average net assets	2.83%	2.71%		2.55%	2.32%	2.05%
Portfolio turnover rate	86%	67%		87%	57%	31%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

Annual Report   143

Financial Highlights continued

	Payden Core Bond Fund - Investor Class
	2019	2018		2017	2016	2015
Net asset value — beginning of period	$10.20	$10.73		$10.85	$10.64	$10.82

Income (loss) from investment activities:
Net investment income	0.33 (1)	0.31	(1)	0.30 (1)	0.28 (1)	0.25 (1)
Net realized and unrealized gains (losses)	0.71	(0.51)		0.00 (2)	0.25	(0.07)

Total from investment activities	1.04	(0.20)		0.30	0.53	0.18

Distributions to shareholders:
From net investment income	(0.32)	(0.33)		(0.34)	(0.31)	(0.28)
From net realized gains	—	—		(0.08)	(0.01)	(0.08)
Return of capital	(0.02)	(0.00	)(2)	—	—	—

Total distributions to shareholders	(0.34)	(0.33)		(0.42)	(0.32)	(0.36)

Net asset value — end of period	$10.90	$10.20		$10.73	$10.85	$10.64

Total return	10.36%	(1.88)%		2.94%	5.07%	1.73%

Ratios/supplemental data:
Net assets, end of period (000s)	$695,683	$604,289		$719,847	$735,916	$660,835
Ratio of gross expense to average net assets	0.53%	0.53%		0.53%	0.54%	0.54%
Ratio of net expense to average net assets	0.53%	0.53%		0.53%	0.54%	0.54%
Ratio of investment income less gross expenses to average net assets	3.10%	2.95%		2.80%	2.57%	2.30%
Ratio of net investment income to average net assets	3.10%	2.95%		2.80%	2.57%	2.30%
Portfolio turnover rate	86%	67%		87%	57%	31%
The Fund commenced operations on December 31, 1993.
	Payden Core Bond Fund - SI Class
	2019	2018
Net asset value — beginning of period	$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	0.71	(0.43)

Total from investment activities	1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.33)	(0.29)
Return of capital	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.35)	(0.29)

Net asset value — end of period	$10.89	$10.19

Total return	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$323,935	$296,239
Ratio of gross expense to average net assets	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	3.21%	3.14	%(4)
Portfolio turnover rate	86%	67%

The Class commenced operations on January 22, 2018.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

144   Payden Mutual Funds

	Payden Corporate Bond Fund
	2019	2018		2017		2016	2015
Net asset value — beginning of period	$10.63	$11.38		$11.37		$10.97	$11.37

Income (loss) from investment activities:
Net investment income	0.38	0.39		0.38		0.34	0.35
Net realized and unrealized gains (losses)	1.10	(0.68)		0.25		0.53	(0.11)

Total from investment activities	1.48	(0.29)		0.63		0.87	0.24

Distributions to shareholders:
From net investment income	(0.38)	(0.39)		(0.38)		(0.34)	(0.34)
From net realized gains	—	(0.07)		(0.24)		(0.13)	(0.30)

Total distributions to shareholders	(0.38)	(0.46)		(0.62)		(0.47)	(0.64)

Net asset value — end of period	$11.73	$10.63		$11.38		$11.37	$10.97

Total return	14.20%	(2.61)%		5.83%		8.18%	2.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$463,203	$298,708		$207,305		$140,468	$71,542
Ratio of gross expense to average net assets	0.65%	0.72%		0.70%		0.74%	0.78%
Ratio of net expense to average net assets	0.65%	0.65%		0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.43%	3.52%		3.32%		3.04%	3.08%
Ratio of net investment income to average net assets	3.43%	3.59%		3.37%		3.13%	3.21%
Portfolio turnover rate	49%	85%		93%		145%	112%
The Fund commenced operations on March 12, 2009.
	Payden Strategic Income Fund - Investor Class
	2019	2018		2017		2016	2015
Net asset value — beginning of period	$9.77	$10.11		$10.12		$9.96	$10.00

Income (loss) from investment activities:
Net investment income	0.33	0.31		0.28		0.22	0.22
Net realized and unrealized gains (losses)	0.45	(0.34)		0.02		0.16	(0.01)

Total from investment activities	0.78	(0.03)		0.30		0.38	0.21

Distributions to shareholders:
From net investment income	(0.32)	(0.31)		(0.30)		(0.22)	(0.22)
From net realized gains	—	—		(0.01)		—	(0.02)
Return of capital	(0.02)	(0.00	)(1)	(0.00	)(1)	—	(0.01)

Total distributions to shareholders	(0.34)	(0.31)		(0.31)		(0.22)	(0.25)

Net asset value — end of period	$10.21	$9.77		$10.11		$10.12	$9.96

Total return	8.09%	(0.33)%		3.09%		3.90%	2.08%

Ratios/supplemental data:
Net assets, end of period (000s)	$115,545	$146,823		$135,024		$150,106	$108,789
Ratio of gross expense to average net assets	0.87%	0.85%		0.86%		0.88%	0.90%
Ratio of net expense to average net assets	0.70%	0.72%		0.77%		0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	3.14%	2.90%		2.60%		2.14%	2.06%
Ratio of net investment income to average net assets	3.30%	3.04%		2.70%		2.22%	2.17%
Portfolio turnover rate	72%	66%		78%		52%	30%

The Fund commenced operations on May 8, 2014.

(1) Amount is less than $0.005.

Annual Report   145

Financial Highlights continued

	Payden Strategic Income Fund - SI Class
	2019	2018		2017		2016	2015
Net asset value — beginning of period	$9.77	$10.11		$10.12		$9.96	$9.99

Income (loss) from investment activities:
Net investment income	0.35	0.32		0.27		0.25	0.23
Net realized and unrealized gains (losses)	0.43	(0.34)		0.04		0.15	0.00	(1)

Total from investment activities	0.78	(0.02)		0.31		0.40	0.23

Distributions to shareholders:
From net investment income	(0.33)	(0.32)		(0.31)		(0.24)	(0.23)
From net realized gains	—	—		(0.01)		—	(0.02)
Return of capital	(0.02)	(0.00	)(1)	(0.00	)(1)	—	(0.01)

Total distributions to shareholders	(0.35)	(0.32)		(0.32)		(0.24)	(0.26)

Net asset value — end of period	$10.20	$9.77		$10.11		$10.12	$9.96

Total return	8.14%	(0.20)%		3.21%		4.03%	2.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,088	$58,071		$90,619		$30,764	$37,766
Ratio of gross expense to average net assets	0.87%	0.85%		0.85%		0.89%	0.90%
Ratio of net expense to average net assets	0.55%	0.59%		0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.13%	2.86%		2.59%		2.15%	2.06%
Ratio of net investment income to average net assets	3.45%	3.11%		2.79%		2.39%	2.31%
Portfolio turnover rate	72%	66%		78%		52%	30%
The Fund commenced operations on May 8, 2014.
	Payden Absolute Return Bond Fund - Investor Class
	2019	2018		2017		2016	2015
Net asset value — beginning of period	$9.93	$10.09		$9.99		$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.32	0.28		0.25		0.27	0.17	(2)
Net realized and unrealized gains (losses)	0.16	(0.14)		0.09		0.05	(0.07)

Total from investment activities	0.48	0.14		0.34		0.32	0.10

Distributions to shareholders:
From net investment income	(0.35)	(0.30)		(0.24)		(0.25)	(0.18)

Net asset value — end of period	$10.06	$9.93		$10.09		$9.99	$9.92

Total return	4.93%	1.40%		3.42%		3.32%	0.97	%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$124,347	$105,026		$86,883		$63,996	$42,121
Ratio of gross expense to average net assets	0.75%	0.84%		0.89%		0.97%	1.17	%(4)
Ratio of net expense to average net assets	0.70%	0.70%		0.70%		0.70%	0.70	%(4)
Ratio of investment income less gross expenses to average net assets	3.21%	2.63%		2.27%		2.45%	1.45	%(4)
Ratio of net investment income to average net assets	3.26%	2.77%		2.46%		2.73%	1.92	%(4)
Portfolio turnover rate	82%	145%		112%		47%	64	%(3)

The Fund commenced operations on November 6, 2014.

(1) Amount is less than $0.005.

(2) Based on average shares outstanding.

(3) Not annualized.

(4) Annualized.

146   Payden Mutual Funds

	Payden Absolute Return Bond Fund - SI Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.93		$10.09	$10.00	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.37		0.26	0.25	0.33	0.19	(1)
Net realized and unrealized gains (losses)	0.15		(0.11)	0.09	0.01	(0.07)

Total from investment activities	0.52		0.15	0.34	0.34	0.12

Distributions to shareholders:
From net investment income	(0.38)		(0.31)	(0.25)	(0.27)	(0.19)

Net asset value — end of period	$10.07		$9.93	$10.09	$10.00	$9.93

Total return	5.30%		1.55%	3.47%	3.47%	1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$514,279		$34,229	$17,050	$13,055	$18,830
Ratio of gross expense to average net assets	0.74%		0.84%	0.90%	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.47%		0.55%	0.55%	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	3.13%		2.67%	2.27%	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	3.40%		2.96%	2.61%	2.86%	1.94	%(3)
Portfolio turnover rate	82%		145%	112%	47%	64	%(2)
The Fund commenced operations on November 6, 2014.
	Payden Floating Rate Fund - Investor Class
	2019		2018	2017	2016	2015
Net asset value — beginning of period	$9.93		$10.00	$9.99	$9.89	$9.97

Income from investment activities:
Net investment income	0.48		0.39	0.34	0.34	0.32
Net realized and unrealized gains (losses)	(0.06)		(0.08)	0.01	0.10	(0.06)

Total from investment activities	0.42		0.31	0.35	0.44	0.26

Distributions to shareholders:
From net investment income	(0.46)		(0.38)	(0.34)	(0.34)	(0.31)
From net realized gains	—		—	—	—	(0.03)
Return of capital	(0.00	)(4)	—	—	—	—

Total distributions to shareholders	(0.46)		(0.38)	(0.34)	(0.34)	(0.34)

Net asset value — end of period	$9.89		$9.93	$10.00	$9.99	$9.89

Total return	4.33%		3.15%	3.51%	4.59%	2.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,962		$51,467	$63,804	$64,649	$42,478
Ratio of gross expense to average net assets	0.89%		0.85%	0.83%	0.85%	0.84%
Ratio of net expense to average net assets	0.75%		0.75%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	4.22%		3.65%	3.25%	3.38%	3.00%
Ratio of net investment income to average net assets	4.36%		3.75%	3.34%	3.47%	3.09%
Portfolio turnover rate	29%		91%	107%	41%	39%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Not annualized.

(3) Annualized.

(4) Amount is less than $0.005.

Annual Report   147

Financial Highlights continued

	Payden Floating Rate Fund - SI Class
	2019		2018	2017		2016	2015
Net asset value — beginning of period	$9.94		$10.01	$10.00		$9.90	$9.98

Income from investment activities:
Net investment income	0.44		0.39	0.35		0.35	0.32
Net realized and unrealized gains (losses)	(0.01)		(0.07)	0.01		0.10	(0.05)

Total from investment activities	0.43		0.32	0.36		0.45	0.27

Distributions to shareholders:
From net investment income	(0.47)		(0.39)	(0.35)		(0.35)	(0.32)
From net realized gains	—		—	—		—	(0.03)
Return of capital	(0.00	)(1)	—	—		—	—

Total distributions to shareholders	(0.47)		(0.39)	(0.35)		(0.35)	(0.35)

Net asset value — end of period	$9.90		$9.94	$10.01		$10.00	$9.90

Total return	4.48%		3.25%	3.73%		4.58%	2.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$54,924		$104,837	$128,586		$122,809	$124,006
Ratio of gross expense to average net assets	0.89%		0.85%	0.83%		0.85%	0.84%
Ratio of net expense to average net assets	0.65%		0.65%	0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	4.23%		3.66%	3.25%		3.38%	3.01%
Ratio of net investment income to average net assets	4.48%		3.86%	3.43%		3.58%	3.20%
Portfolio turnover rate	29%		91%	107%		41%	39%
The Fund commenced operations on November 11, 2013.
	Payden High Income Fund
	2019		2018	2017		2016	2015
Net asset value — beginning of period	$6.25		$6.59	$6.46		$6.40	$7.08

Income (loss) from investment activities:
Net investment income	0.35		0.35	0.34		0.33	0.36
Net realized and unrealized gains (losses)	0.28		(0.34)	0.14		0.06	(0.42)

Total from investment activities	0.63		0.01	0.48		0.39	(0.06)

Distributions to shareholders:
From net investment income	(0.35)		(0.35)	(0.35)		(0.33)	(0.36)
From net realized gains	—		—	(0.00	)(1)	—	(0.26)

Total distributions to shareholders	(0.35)		(0.35)	(0.35)		(0.33)	(0.62)

Net asset value — end of period	$6.53		$6.25	$6.59		$6.46	$6.40

Total return	10.37%		0.16%	7.60%		6.33%	(0.79)%

Ratios/supplemental data:
Net assets, end of period (000s)	$440,406		$449,939	$533,635		$587,215	$603,937
Ratio of gross expense to average net assets	0.62%		0.62%	0.65%		0.66%	0.67%
Ratio of net expense to average net assets	0.62%		0.62%	0.65%		0.66%	0.67%
Ratio of investment income less gross expenses to average net assets	5.41%		5.36%	5.14%		5.16%	5.29%
Ratio of net investment income to average net assets	5.41%		5.36%	5.14%		5.16%	5.29%
Portfolio turnover rate	74%		62%	67%		44%	32%

The Fund commenced operations on December 30, 1997.

(1) Amount is less than $0.005.

148   Payden Mutual Funds

	Payden California Municipal Income Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.98		$10.28		$10.41	$10.39	$10.50

Income (loss) from investment activities:
Net investment income	0.26		0.22		0.19	0.19	0.23
Net realized and unrealized gains (losses)	0.65		(0.26)		0.03	0.14	(0.03)

Total from investment activities	0.91		(0.04)		0.22	0.33	0.20

Distributions to shareholders:
From net investment income	(0.26)		(0.22)		(0.19)	(0.19)	(0.23)
From net realized gains.	(0.01)		(0.04)		(0.16)	(0.12)	(0.08)

Total distributions to shareholders	(0.27)		(0.26)		(0.35)	(0.31)	(0.31)

Net asset value — end of period	$10.62		$9.98		$10.28	$10.41	$10.39

Total return	9.22%		(0.39)%		2.28%	3.22%	1.87%

Ratios/supplemental data:
Net assets, end of period (000s)	$61,866		$57,140		$57,645	$55,808	$45,938
Ratio of gross expense to average net assets	0.70%		0.68%		0.70%	0.71%	0.70%
Ratio of net expense to average net assets	0.53%		0.53%		0.54%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.29%		2.05%		1.72%	1.62%	2.03%
Ratio of net investment income to average net assets	2.46%		2.20%		1.89%	1.78%	2.17%
Portfolio turnover rate	132%		161%		157%	57%	45%
The Fund commenced operations on December 17, 1998.
	Payden Global Low Duration Fund
	2019		2018		2017	2016	2015
Net asset value — beginning of period	$9.87		$10.06		$10.05	$10.01	$10.10

Income (loss) from investment activities:
Net investment income	0.28		0.23		0.17	0.11	0.12
Net realized and unrealized gains (losses)	0.17		(0.19)		0.00 (1)	0.05	(0.09)

Total from investment activities	0.45		0.04		0.17	0.16	0.03

Distributions to shareholders:
From net investment income	(0.28)		(0.23)		(0.08)	(0.09)	(0.02)
Return of capital.	(0.00	)(1)	(0.00	)(1)	(0.08)	(0.03)	(0.10)

Total distributions to shareholders	(0.28)		(0.23)		(0.16)	(0.12)	(0.12)

Net asset value — end of period	$10.04		$9.87		$10.06	$10.05	$10.01

Total return	4.61%		0.42%		1.66%	1.61%	0.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$91,028		$93,737		$113,405	$135,217	$130,344
Ratio of gross expense to average net assets	0.69%		0.67%		0.66%	0.66%	0.69%
Ratio of net expense to average net assets	0.53%		0.53%		0.54%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.63%		2.13%		1.49%	1.02%	1.05%
Ratio of net investment income to average net assets	2.78%		2.28%		1.61%	1.14%	1.18%
Portfolio turnover rate	107%		55%		108%	41%	35%

The Fund commenced operations on September 18, 1996.

(1) Amount is less than $0.005.

Annual Report   149

Financial Highlights continued

	Payden Global Fixed Income Fund
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$8.89	$9.11	$9.04	$8.87	$8.84

Income (loss) from investment activities:
Net investment income	0.19	0.16	0.14	0.13	0.15
Net realized and unrealized gains (losses)	0.63	(0.19)	0.08	0.27	0.05

Total from investment activities	0.82	(0.03)	0.22	0.40	0.20

Distributions to shareholders:
From net investment income	(0.47)	(0.19)	(0.15)	(0.11)	(0.17)
From net realized gains	—	—	—	(0.10)	—
Return of capital	—	—	—	(0.02)	—

Total distributions to shareholders	(0.47)	(0.19)	(0.15)	(0.23)	(0.17)

Net asset value — end of period	$9.24	$8.89	$9.11	$9.04	$8.87

Total return	9.56%	(0.39)%	2.48%	4.68%	2.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$138,387	$129,003	$124,647	$111,109	$80,293
Ratio of gross expense to average net assets	0.78%	0.76%	0.78%	0.80%	0.81%
Ratio of net expense to average net assets	0.70%	0.69%	0.65%	0.65%	0.66%
Ratio of investment income less gross expenses to average net assets	1.81%	1.70%	1.48%	1.39%	1.63%
Ratio of net investment income to average net assets	1.88%	1.78%	1.60%	1.55%	1.78%
Portfolio turnover rate	67%	49%	58%	76%	44%
The Fund commenced operations on September 1, 1992.
	Payden Emerging Markets Bond Fund - Adviser Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$12.69	$14.22	$13.96	$13.10	$14.14

Income (loss) from investment activities:
Net investment income	0.73	0.72	0.75	0.66	0.63
Net realized and unrealized gains (losses)	0.90	(1.53)	0.26	0.92	(1.04)

Total from investment activities	1.63	(0.81)	1.01	1.58	(0.41)

Distributions to shareholders:
From net investment income	(0.73)	(0.66)	(0.72)	(0.72)	(0.63)
Return of capital	—	(0.06)	(0.03)	—	—

Total distributions to shareholders	(0.73)	(0.72)	(0.75)	(0.72)	(0.63)

Net asset value — end of period	$13.59	$12.69	$14.22	$13.96	$13.10

Total return	13.14%	(5.86)%	7.50%	12.46%	(2.94)%

Ratios/supplemental data:
Net assets, end of period (000s)	$67,090	$82,007	$131,677	$76,182	$29,481
Ratio of gross expense to average net assets	0.97%	1.00%	1.00%	1.00%	1.01%
Ratio of net expense to average net assets	0.97%	1.00%	1.00%	1.00%	1.01%
Ratio of investment income less gross expenses to average net assets	5.40%	5.31%	5.36%	5.08%	4.73%
Ratio of net investment income to average net assets	5.40%	5.31%	5.36%	5.08%	4.73%
Portfolio turnover rate	73%	63%	48%	46%	54%

The Class commenced operations on November 2, 2009.

150   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Investor Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$12.68	$14.21	$13.95	$13.08	$14.11

Income (loss) from investment activities:
Net investment income	0.75	0.77	0.77	0.73	0.67
Net realized and unrealized gains (losses)	0.91	(1.54)	0.27	0.89	(1.04)

Total from investment activities	1.66	(0.77)	1.04	1.62	(0.37)

Distributions to shareholders:
From net investment income	(0.76)	(0.70)	(0.75)	(0.75)	(0.66)
Return of capital	—	(0.06)	(0.03)	—	—

Total distributions to shareholders	(0.76)	(0.76)	(0.78)	(0.75)	(0.66)

Net asset value — end of period	$13.58	$12.68	$14.21	$13.95	$13.08

Total return	13.45%	(5.64)%	7.76%	12.75%	(2.65)%

Ratios/supplemental data:
Net assets, end of period (000s)	$409,458	$404,580	$538,525	$478,082	$416,408
Ratio of gross expense to average net assets	0.72%	0.75%	0.75%	0.75%	0.76%
Ratio of net expense to average net assets	0.72%	0.75%	0.75%	0.75%	0.76%
Ratio of investment income less gross expenses to average net assets	5.65%	5.56%	5.60%	5.45%	4.98%
Ratio of net investment income to average net assets	5.65%	5.56%	5.60%	5.45%	4.98%
Portfolio turnover rate	73%	63%	48%	46%	54%
The Fund commenced operations on December 17, 1998.
	Payden Emerging Markets Bond Fund - SI Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$12.67	$14.19	$13.93	$13.07	$14.10

Income from investment activities:
Net investment income	0.81	0.77	0.78	0.74	0.68
Net realized and unrealized gains (losses)	0.85	(1.52)	0.27	0.88	(1.04)

Total from investment activities	1.66	(0.75)	1.05	1.62	(0.36)

Distributions to shareholders:
From net investment income	(0.77)	(0.71)	(0.75)	(0.76)	(0.67)
Return of capital	—	(0.06)	(0.04)	—	—

Total distributions to shareholders	(0.77)	(0.77)	(0.79)	(0.76)	(0.67)

Net asset value — end of period	$13.56	$12.67	$14.19	$13.93	$13.07

Total return	13.41%	(5.51)%	7.83%	12.76%	(2.58)%

Ratios/supplemental data:
Net assets, end of period (000s)	$582,062	$792,357	$693,577	$604,978	$518,220
Ratio of gross expense to average net assets	0.73%	0.75%	0.75%	0.75%	0.76%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.68%	5.61%	5.59%	5.46%	4.98%
Ratio of net investment income to average net assets	5.72%	5.67%	5.65%	5.52%	5.05%
Portfolio turnover rate	73%	63%	48%	46%	54%

The Class commenced operations on April 9, 2012.

Annual Report   151

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$5.97	$6.90	$6.95	$6.66	$8.48

Income from investment activities:
Net investment income	0.37	0.42	0.43	0.37	0.40
Net realized and unrealized gains (losses)	0.52	(0.93)	(0.05)	0.28	(1.83)

Total from investment activities	0.89	(0.51)	0.38	0.65	(1.43)

Distributions to shareholders:
From net investment income	(0.15)	(0.08)	(0.40)	—	—
Return of capital	(0.21)	(0.34)	(0.03)	(0.36)	(0.39)

Total distributions to shareholders	(0.36)	(0.42)	(0.43)	(0.36)	(0.39)

Proceeds from redemption fees
Net asset value — end of period	$6.50	$5.97	$6.90	$6.95	$6.66

Total return	15.34%	(7.98)%	5.63%	10.11%	(17.16)%

Ratios/supplemental data:
Net assets, end of period (000s)	$216,368	$203,978	$180,942	$156,240	$125,970
Ratio of gross expense to average net assets	0.91%	0.84%	1.08%	0.96%	0.98%
Ratio of net expense to average net assets	0.91%	0.92%	0.98%	0.98%	0.97%
Ratio of investment income less gross expenses to average net assets	5.71%	6.25%	6.14%	5.46%	5.26%
Ratio of net investment income to average net assets	5.71%	6.17%	6.25%	5.44%	5.28%
Portfolio turnover rate	62%	69%	61%	68%	106%
The Fund commenced operations on November 2, 2011.
	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$9.59	$10.33	$10.09	$9.62	$10.39

Income from investment activities:
Net investment income	0.48 (1)	0.49 (1)	0.46 (1)	0.41 (1)	0.43
Net realized and unrealized gains (losses)	0.41	(0.72)	0.24	0.47	(0.59)

Total from investment activities	0.89	(0.23)	0.70	0.88	(0.16)

Distributions to shareholders:
From net investment income	(0.49)	(0.46)	(0.46)	(0.41)	(0.43)
From net realized gains	—	(0.03)	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—

Total distributions to shareholders	(0.49)	(0.51)	(0.46)	(0.41)	(0.61)

Net asset value — end of period	$9.99	$9.59	$10.33	$10.09	$9.62

Total return	9.46%	(2.26)%	7.12%	9.35%	(1.55)%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,681	$4,208	$4,051	$3,655	$1,401
Ratio of gross expense to average net assets	1.32%	1.30%	1.33%	1.33%	1.33%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	4.55%	4.49%	4.14%	3.77%	4.00%
Ratio of net investment income to average net assets	4.92%	4.84%	4.52%	4.15%	4.39%
Portfolio turnover rate	94%	79%	63%	74%	93%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

152   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund - SI Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$9.60	$10.34	$10.10	$9.63	$10.40

Income from investment activities:
Net investment income	0.49 (1)	0.49 (1)	0.47 (1)	0.42 (1)	0.45
Net realized and unrealized gains (losses)	0.42	(0.71)	0.24	0.47	(0.60)

Total from investment activities	0.91	(0.22)	0.71	0.89	(0.15)

Distributions to shareholders:
From net investment income	(0.50)	(0.47)	(0.47)	(0.42)	(0.44)
From net realized gains	—	(0.03)	—	—	(0.18)
Return of capital	—	(0.02)	—	—	—

Total distributions to shareholders	(0.50)	(0.52)	(0.47)	(0.42)	(0.62)

Net asset value — end of period	$10.01	$9.60	$10.34	$10.10	$9.63

Total return	9.67%	(2.16)%	7.22%	9.44%	(1.47)%

Ratios/supplemental data:
Net assets, end of period (000s)	$36,825	$41,213	$36,576	$35,450	$34,600
Ratio of gross expense to average net assets	1.32%	1.31%	1.33%	1.35%	1.33%
Ratio of net expense to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	4.54%	4.49%	4.13%	3.80%	4.01%
Ratio of net investment income to average net assets	5.01%	4.95%	4.61%	4.29%	4.49%
Portfolio turnover rate	94%	79%	63%	74%	93%
The Fund commenced operations on November 11, 2013. (1) Based on average shares outstanding.
	Payden Equity Income Fund - Adviser Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$16.19	$16.68	$14.69	$13.98	$14.40

Income from investment activities:
Net investment income	0.36	0.33	0.32	0.36	0.32
Net realized and unrealized gains	2.02	0.30	2.08	0.76	0.05

Total from investment activities	2.38	0.63	2.40	1.12	0.37

Distributions to shareholders:
From net investment income	(0.33)	(0.30)	(0.33)	(0.41)	(0.36)
From net realized gains	(0.11)	(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.44)	(1.12)	(0.41)	(0.41)	(0.79)

Net asset value — end of period	$18.13	$16.19	$16.68	$14.69	$13.98

Total return	15.05%	3.69%	16.59%	8.06%	2.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$16,039	$13,580	$14,529	$8,313	$4,567
Ratio of gross expense to average net assets	0.99%	0.99%	1.05%	1.02%	1.05%
Ratio of net expense to average net assets	0.99%	0.99%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	2.11%	1.95%	2.18%	2.70%	2.29%
Ratio of net investment income to average net assets	2.11%	1.95%	2.15%	2.67%	2.27%
Portfolio turnover rate	49%	42%	60%	25%	48%

The Class commenced operations on December 1, 2011.

Annual Report   153

Financial Highlights continued

	Payden Equity Income Fund - Investor Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$16.20	$16.69	$14.69	$13.97	$14.39

Income from investment activities:
Net investment income	0.40	0.38	0.39	0.38	0.35
Net realized and unrealized gains	2.03	0.29	2.06	0.78	0.05

Total from investment activities	2.43	0.67	2.45	1.16	0.40

Distributions to shareholders:
From net investment income	(0.37)	(0.34)	(0.37)	(0.44)	(0.39)
From net realized gains	(0.11)	(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.48)	(1.16)	(0.45)	(0.44)	(0.82)

Net asset value — end of period	$18.15	$16.20	$16.69	$14.69	$13.97

Total return	15.39%	3.92%	16.91%	8.37%	2.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$570,662	$476,071	$564,547	$479,460	$281,163
Ratio of gross expense to average net assets	0.74%	0.74%	0.80%	0.77%	0.80%
Ratio of net expense to average net assets	0.74%	0.74%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.36%	2.20%	2.48%	2.91%	2.54%
Ratio of net investment income to average net assets	2.36%	2.20%	2.45%	2.88%	2.53%
Portfolio turnover rate	49%	42%	60%	25%	48%
The Fund commenced operations on November 1, 1996.
	Payden Equity Income Fund - SI Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$16.21	$16.70	$14.69	$13.97	$14.39

Income from investment activities:
Net investment income	0.41	0.39	0.42	0.42	0.38
Net realized and unrealized gains	2.03	0.29	2.06	0.75	0.04

Total from investment activities	2.44	0.68	2.48	1.17	0.42

Distributions to shareholders:
From net investment income	(0.38)	(0.35)	(0.39)	(0.45)	(0.41)
From net realized gains	(0.11)	(0.82)	(0.08)	—	(0.43)

Total distributions to shareholders	(0.49)	(1.17)	(0.47)	(0.45)	(0.84)

Net asset value — end of period	$18.16	$16.21	$16.70	$14.69	$13.97

Total return	15.47%	4.01%	17.13%	8.50%	3.04%

Ratios/supplemental data:
Net assets, end of period (000s)	$809,209	$703,181	$385,988	$314,900	$277,634
Ratio of gross expense to average net assets	0.74%	0.74%	0.80%	0.77%	0.79%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	2.36%	2.19%	2.48%	3.01%	2.51%
Ratio of net investment income to average net assets	2.45%	2.29%	2.59%	3.13%	2.66%
Portfolio turnover rate	49%	42%	60%	25%	48%

The Class commenced operations on August 1, 2014.

154   Payden Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 24, 2019

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   155

Fund Expenses

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2019. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2019	Value October 31, 2019	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,010.10	1.01%	0.25%	$1.27
Limited Maturity	1,000.00	1,015.00	1.50%	0.25%	1.27
Low Duration	1,000.00	1,020.50	2.05%	0.43%	2.19
U.S. Government	1,000.00	1,026.40	2.64%	0.43%	2.20
GNMA	1,000.00	1,038.60	3.86%	0.50%	2.57
Core Bond Adviser Class	1,000.00	1,051.90	5.19%	0.78%	4.04
Core Bond Investor Class	1,000.00	1,053.00	5.30%	0.53%	2.75
Core Bond SI Class.	1,000.00	1,053.60	5.36%	0.42%	2.18
Corporate Bond	1,000.00	1,071.40	7.14%	0.65%	3.39
Strategic Income Investor Class	1,000.00	1,036.70	3.67%	0.70%	3.60
Strategic Income SI Class.	1,000.00	1,036.50	3.65%	0.55%	2.83
Absolute Return Bond Investor Class	1,000.00	1,023.30	2.33%	0.70%	3.57
Absolute Return Bond SI Class	1,000.00	1,024.60	2.46%	0.47%	2.40
Floating Rate Bond Investor Class	1,000.00	1,016.60	1.66%	0.75%	3.81
Floating Rate Bond SI Class	1,000.00	1,017.00	1.70%	0.65%	3.30
High Income	1,000.00	1,036.80	3.68%	0.61%	3.13
California Municipal Income	1,000.00	1,041.30	4.13%	0.53%	2.73
Global Low Duration	1,000.00	1,020.90	2.09%	0.53%	2.70
Global Fixed Income	1,000.00	1,044.10	4.41%	0.70%	3.62
Emerging Markets Bond Adviser Class	1,000.00	1,052.70	5.27%	0.95%	4.94
Emerging Markets Bond Investor Class	1,000.00	1,054.10	5.41%	0.70%	3.64
Emerging Markets Bond SI Class	1,000.00	1,054.30	5.43%	0.69%	3.57
Emerging Markets Local Bond	1,000.00	1,074.50	7.45%	0.91%	4.78
Emerging Markets Corporate Bond Investor Class	1,000.00	1,043.60	4.36%	0.95%	4.89
Emerging Markets Corporate Bond SI Class	1,000.00	1,044.20	4.42%	0.85%	4.38
Equity Income Adviser Class	1,000.00	1,043.50	4.35%	0.99%	5.10
Equity Income Investor Class	1,000.00	1,045.50	4.55%	0.74%	3.81
Equity Income SI Class	1,000.00	1,045.90	4.59%	0.65%	3.35

156   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2019 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2019	Value October 31, 2019	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.95	2.39%	0.25%	$1.28
Limited Maturity	1,000.00	1,023.95	2.39%	0.25%	1.28
Low Duration	1,000.00	1,023.04	2.30%	0.43%	2.19
U.S. Government	1,000.00	1,023.04	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,021.27	2.13%	0.78%	3.98
Core Bond Investor Class	1,000.00	1,022.53	2.25%	0.53%	2.71
Core Bond SI Class	1,000.00	1,023.08	2.31%	0.42%	2.14
Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income Investor Class	1,000.00	1,021.67	2.17%	0.70%	3.57
Strategic Income SI Class	1,000.00	1,022.43	2.24%	0.55%	2.81
Absolute Return Bond Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Absolute Return Bond SI Class	1,000.00	1,022.84	2.28%	0.47%	2.40
Floating Rate Bond Investor Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Floating Rate Bond SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
High Income	1,000.00	1,022.14	2.21%	0.61%	3.10
California Municipal Income	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income	1,000.00	1,021.67	2.17%	0.70%	3.58
Emerging Markets Bond Adviser Class	1,000.00	1,020.39	2.04%	0.95%	4.86
Emerging Markets Bond Investor Class	1,000.00	1,021.66	2.17%	0.70%	3.59
Emerging Markets Bond SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond	1,000.00	1,020.60	2.06%	0.91%	4.66
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income Adviser Class	1,000.00	1,020.21	2.02%	0.99%	5.04
Equity Income Investor Class	1,000.00	1,021.48	2.15%	0.74%	3.77
Equity Income SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31

Annual Report   157

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to approve initially, and subsequently to approve annually, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 18, 2019, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteen Paydenfunds1 for an additional year through June 30, 2020. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all six of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and of the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and to the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

[1] The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

158   Payden Mutual Funds

In advance of the Board meeting held on June 18, 2019, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided, or to be provided, by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits (if any) to be realized by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 18, 2019, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that overall the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

Annual Report   159

Approval of Investment Advisory Agreement (Unaudited) continued

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Fund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2019.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was also in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

160   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period and in the second quintile for each of the three- and five- and ten-year periods.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for each of the one- and ten-year periods, and in the third quintile for each of the three- and five-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period, in the second quintile for each of the three- and five-year periods and in the third quintile for the ten-year period.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period, in the third quintile for the three-year period and in the second quintile for each of the five- and ten-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Fund was in the fourth quintile for the one-year period, in the first quintile of the group of comparable funds for each of the three- and five-year periods and in the third quintile for the ten-year period.

Annual Report   161

Approval of Investment Advisory Agreement (Unaudited) continued

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one- year period and fourth quintile for the three-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the first quintile of the Expense Group for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period and the third quintile for the three-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group or comparable funds for the one-year period, and the 1st quintile for each of the three- and five-year periods. The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 1st quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the fifth quintile for the ten-year period.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

162   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.76%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period, the fifth quintile for the three-year period and the 2nd quintile for the five-year period. The Fund began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the third quintile, as well.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, the third quintile for each of the three- and five-year periods and the fifth quintile for the ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the second quintile for the ten-year period.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year, three-year and ten-year periods and the first quintile for the five-year period.

Annual Report   163

Approval of Investment Advisory Agreement (Unaudited) continued

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee is in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period and in the third quintile for the three-year and the five-year periods. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fifth quintile of the group of comparable funds.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year, three-year and five-year periods. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year, five-year and ten-year periods, and the second quintile for the three-year period.

164   Payden Mutual Funds

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	73	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	75	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   165

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IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden GNMA Fund — Investor Class (PYGNX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — SI Class (PYCSX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income — Investor Class (PYSGX) Payden Strategic Income — SI Class (PYSIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden Floating Rate Fund — SI Class (PYFIX) Payden High Income Fund — Investor Class (PYHRX) » TAX EXEMPT BOND FUND Payden California Municipal Income Fund (PYCRX) » GLOBAL BOND FUNDS Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) » EQUITY FUND Payden Equity Income Fund — Adviser Class (PYVAX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — SI Class (PYVSX) PAYDEN MUTUAL FUNDS 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com payden@umb.com

PAYDEN/KRAVITZ

CASH BALANCE PLAN FUND

ANNUAL REPORT

October 31, 2019

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec. gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

President’s Letters Dear Shareholders,                 December 2019 marks completion of the Payden Mutual Fund complex’s 27th year. While the global economy and financial markets have changed dramatically over that tenure, the culture, governance structure, and focus of the advisor to the Payden Mutual Funds, Payden & Rygel, remain unchanged. These key ingredients are crucial to the stability and protection of client funds and the production of our investment results.     As for financial markets in 2019, a wide array of asset classes enjoyed excellent returns, with everything from U.S. high yield to emerging market debt posting solid performances. The U.S. economy remains resilient despite headwinds from tariffs and continues to defy the odds as the current business cycle clocks in at 126 months. We also think that the global economy is on the mend as well, after suffering this year in the wake of tariffs and Federal Funds rate hikes.     The year ahead will not be without risks, though. The Brexit saga rages on, and the U.S. heads into an election year in 2020. Despite all this, we’re optimistic the global economy can continue to grow amidst uncertainty.     As for the Payden Mutual Fund complex, we continue to offer a wide array of global strategies with an emphasis on fixed-income securities. Over the past five years, the complex has grown in assets by approximately 40%, to $8 billion. The range of strategies offered reflects the growth and composition of the global financial markets.     I wish the very best for you and your family this holiday season and, most importantly, for health and happiness in 2020.     Warm regards,     Joan A. Payden President & CEO

Management Discussion & Analysis

For the fiscal year ended October 31, 2019, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 5.22%, the

Advisor Class (PKCBX) returned 4.94%, the Retirement Class (PKCRX) returned 4.68% and the Institutional Class (PKCIX) returned 5.53%. This return compares to the return of the Fund’s benchmark, the 30-year US Treasury Bond Yield at December 31st, which was 3.04%. Following an increase in market volatility in the last two months of 2018, the turn of the year to 2019 was a period of resilient recovery across financial markets, with short bouts of volatility surrounding geopolitical headlines and trade wars near the end of the fiscal year. All core income sectors produced positive returns for the fiscal year, with non-agency mortgage-backed securities, investment-grade corporate bonds and equities as the primary drivers of performance. Following the Federal Reserve Board’s “pivot,” with three consecutive cuts of 25 basis points, reducing the Board’s target range to between 1.50% and 1.75% following their September meeting, government bond yields rallied significantly, benefiting fixed-rate sectors such as investment-grade corporate debt and emerging market debt. Furthermore, the rally in rates was a tailwind for mortgage credit as equity creation improved and delinquencies remained low. The primary market offered concessions in select names, leading to positive tactical credit performance. The Fund incurred the cost of protection from tail risk hedges. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as for efficient investment purposes. Their net impact to Fund performance was 0.11%.

1   Payden Mutual Funds

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            Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Mortgage Backed	39%
Corporate	24%
Asset Backed	20%
Foreign Government	9%
Bank Loans	4%
Other	4%

This information is not part of the audited financial statements

Schedule of Investments - October 31, 2019
Principal or Shares	Security Description	Value (000)
Asset Backed (20%)
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR
	USD + 3.250%), 5.22%, 7/20/28 (a)(b)	$365
1,050,000	Blackrock European CLO III DAC 144A, (3 mo.
	EURIBOR + 0.850%), 0.85%, 4/15/30
	EUR (a)(b)(c)	1,167
250,000	Blackrock European CLO IV DAC 144A, (3 mo.
	EURIBOR + 1.300%), 1.30%, 7/15/30
	EUR (a)(b)(c)	275
350,000	Blackrock European CLO IV DAC 144A, (3 mo.
	EURIBOR + 2.650%), 2.65%, 7/15/30
	EUR (a)(b)(c)	379
500,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo.
	LIBOR USD + 2.750%), 4.75%, 7/18/27 (a)(b)	464
850,000	BlueMountain Fuji U.S. CLO I Ltd., (3 mo.
	LIBOR USD + 1.700%), 3.67%, 7/20/29 (a)(d)	843
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 3.21%, 9/15/35 (a)(b)	851
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.600%), 3.51%, 9/15/35 (a)(b)	702
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.100%), 4.01%, 9/15/35 (a)(b)	552
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.750%), 4.66%, 9/15/35 (a)(b)	503
1,000,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	1,113
500,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 2.700%), 2.70%, 9/21/29 EUR (a)(b)(c)	555
1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%), 3.57%, 10/20/28 (a)(b)	989
300,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo.
	LIBOR USD + 2.900%), 4.84%, 4/24/31 (a)(b)	281
500,000	Clarinda Park CLO DAC 144A, (3 mo.
	EURIBOR + 3.400%), 3.40%, 11/15/29
	EUR (a)(b)(c)	558

Principal or Shares	Security Description	Value (000)

350,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%), 3.54%, 10/25/28 (a)(b)	$347
645,658	CoreVest American Finance 2018-2 Trust 144A,
	4.03%, 11/15/52 (b)	685
1,262,867	Countrywide Asset-Backed Certificates,
	4.62%, 10/25/46 (e)	1,241
893,250	Driven Brands Funding LLC 144A,
	4.64%, 4/20/49 (b)	947
1,100,000	Dryden 36 Senior Loan Fund 144A, (3 mo.
	LIBOR USD + 1.750%), 3.75%, 4/15/29 (a)(b)	1,100
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo.
	EURIBOR + 0.870%), 0.87%, 10/15/31
	EUR (a)(b)(c)	1,444
682,500	FOCUS Brands Funding LLC 144A,
	3.86%, 4/30/47 (b)	689
131,352	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, (1 mo. LIBOR USD
	+ 0.250%), 2.07%, 12/25/35 (a)	131
400,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.300%), 3.21%, 2/22/36 (a)(b)	402
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.600%), 3.51%, 2/22/36 (a)(b)	503
800,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.550%), 3.58%, 9/15/28 (a)(b)	799
350,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.18%, 9/15/28 (a)(b)	349
500,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.650%), 4.68%, 9/15/28 (a)(b)	495
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.400%),
	4.66%, 9/15/37 (a)(b)	604

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.750%),
	5.01%, 9/15/37 (a)(b)	$607
1,500,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR
	USD + 1.950%), 3.95%, 4/17/30 (a)(b)	1,500
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd.
	144A, (3 mo. LIBOR USD + 1.650%),
	3.59%, 7/25/27 (a)(b)	498
750,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 2.350%), 4.26%, 8/15/28 (a)(b)	753
652,796	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 0.950%), 2.92%, 4/21/25 (a)(b)	653
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 1.450%), 3.42%, 4/21/25 (a)(b)	348
850,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 2.98%, 6/15/36 (a)(b)	854
400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.350%), 3.23%, 6/15/36 (a)(b)	402
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.600%), 3.48%, 6/15/36 (a)(b)	251
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.000%), 3.88%, 6/15/36 (a)(b)	252
131,507	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	137
1,000,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 3.01%, 10/20/27 (a)(b)	1,000
500,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.500%), 3.41%, 5/15/36 (a)(b)	501
250,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 2.850%), 4.82%, 4/19/30 (a)(b)	243
1,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 3.06%, 6/15/28 (a)(b)	1,002
250,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.550%), 3.46%, 6/15/28 (a)(b)	251
750,000	Octagon Investment Partners 25 Ltd. 144A, (3
	mo. LIBOR USD + 0.800%),
	2.77%, 10/20/26 (a)(b)	749
700,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.600%), 3.54%, 4/30/27 (a)(b)	694
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%), 4.94%, 4/30/27 (a)(b)	416
950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo.
	LIBOR USD + 3.150%), 5.30%, 5/21/29 (a)(b)	933
594,000	Planet Fitness Master Issuer LLC 144A,
	4.26%, 9/05/48 (b)	608
1,250,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR
	USD + 1.060%), 3.22%, 12/20/28 (a)(b)	1,248
1,000,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo.
	LIBOR USD + 0.920%), 2.89%, 10/20/27 (a)(b)	999
1,240,625	Taco Bell Funding LLC 144A,
	4.32%, 11/25/48 (b)	1,277
400,000	THL Credit Wind River 2015-2 CLO Ltd. 144A,
	(3 mo. LIBOR USD + 0.870%),
	2.86%, 10/15/27 (a)(b)	399
200,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd.
	144A, (1 mo. LIBOR USD + 2.300%),
	4.18%, 11/15/37 (a)(b)	202

Principal or Shares	Security Description	Value (000)

900,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.880%), 2.88%, 4/15/27 (a)(b)	$898
800,000	Westlake Automobile Receivables Trust 2018-3
	144A, 4.00%, 10/16/23 (b)	820
1,300,000	Westlake Automobile Receivables Trust 2019-3
	144A, 2.72%, 11/15/24 (b)	1,304
547,250	Wingstop Funding 2018-1 LLC 144A,
	4.97%, 12/05/48 (b)	571
Total Asset Backed (Cost - $39,859)		39,703
Bank Loans(f) (4%)
310,800	Air Canada Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%), 3.80%, 10/06/23	312
130,000	American Airlines Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.000%), 3.92%, 12/14/23	130
688,015	Axalta Coating Systems U.S. Holdings Inc. Term
	Loan B3 1L, (LIBOR USD 1-Month + 1.750%),
	3.85%, 6/01/24	688
565,128	Change Healthcare Holdings LLC Term Loan B
	1L, (LIBOR USD 1-Month + 2.500%),
	4.29%, 3/01/24	562
1,277,250	Charter Communications Operating LLC Term
	Loan B2 1L, (LIBOR USD 1-Month + 1.750%),
	3.58%, 2/01/27	1,284
469,561	Crown Americas LLC Term Loan B 1L, (LIBOR
	USD 1-Month + 2.000%), 4.00%, 4/03/25	473
678,116	HCA Inc. Term Loan B11 1L, (LIBOR USD
	1-Month + 1.750%), 3.54%, 3/18/23	681
678,116	KFC Holding Co. Term Loan B 1L, (LIBOR USD
	1-Month + 1.750%), 3.63%, 4/03/25	680
529,569	Live Nation Entertainment Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 1.750%),
	3.69%, 10/16/26	531
367,225	Marriott Ownership Resorts Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 2.250%),
	4.04%, 8/29/25	370
621,347	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%), 3.79%, 2/22/24	623
371,241	SBA Senior Finance II LLC Term Loan B 1L,
	(LIBOR USD 1-Month + 2.000%),
	3.79%, 4/11/25	373
470,748	Vistra Operations Co. LLC Term Loan B1 1L,
	(LIBOR USD 1-Month + 2.000%),
	3.79%, 8/04/23	473
690,000	WMG Acquisition Corp. Term Loan F 1L,
	(LIBOR USD 1-Month + 2.125%),
	3.91%, 11/01/23	691
683,100	Wyndham Hotels & Resorts Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 1.750%),
	3.54%, 5/30/25	687
Total Bank Loans (Cost - $8,409)		8,558
Corporate Bond (24%)
750,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	786
575,000	Alcoa Nederland Holding BV 144A,
	6.75%, 9/30/24 (b)	607
650,000	Antero Resources Corp., 5.13%, 12/01/22	490

Annual Report   4

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

500,000	Ares Capital Corp., 3.50%, 2/10/23	$508
350,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	386
730,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	757
450,000	Avolon Holdings Funding Ltd. 144A,
	4.38%, 5/01/26 (b)	477
245,000	Banco de Credito del Peru 144A,
	2.70%, 1/11/25 (b)	244
388,000	Banco Internacional del Peru SAA Interbank
	144A, 3.25%, 10/04/26 (b)	388
400,000	Banco Santander SA, 2.71%, 6/27/24	407
500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.870%), 2.46%, 10/22/25 (a)	503
590,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.160%), 3.12%, 1/20/23 (a)	603
500,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%),
	4.61%, 2/15/23 (a)	523
500,000	Becton Dickinson Euro Finance Sarl,
	0.63%, 6/04/23 EUR (c)	564
305,000	CDW LLC/CDW Finance Corp.,
	5.50%, 12/01/24	341
120,000	Centene Corp., 4.75%, 5/15/22	123
200,000	CenterPoint Energy Inc., 2.50%, 9/01/24	201
300,000	CenturyLink Inc., 5.63%, 4/01/20	305
500,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
	4.50%, 2/01/24	538
170,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	189
225,000	Cheniere Energy Partners LP 144A,
	4.50%, 10/01/29 (b)	230
395,000	Cigna Corp., 3.40%, 9/17/21	405
275,000	Cigna Corp., 3.75%, 7/15/23	288
250,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	253
600,000	Citigroup Inc., 2.90%, 12/08/21	610
310,000	Covanta Holding Corp., 5.88%, 3/01/24	319
575,000	Credit Suisse Group AG 144A, (U.S. Secured
	Overnight Financing Rate + 1.560%),
	2.59%, 9/11/25 (a)(b)	573
450,000	CVS Health Corp., 3.70%, 3/09/23	469
710,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	733
250,000	DH Europe Finance II Sarl, 0.20%, 3/18/26 EUR (c)	276
250,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co. 144A, 5.38%, 8/15/26 (b)	262
200,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co. 144A, 6.63%, 8/15/27 (b)	207
450,000	Dollar Tree Inc., 3.70%, 5/15/23	471
450,000	Dominion Energy Inc., 2.72%, 8/15/21	454
505,000	DuPont de Nemours Inc., 4.21%, 11/15/23	541
284,000	Encompass Health Corp., 5.75%, 11/01/24	288
670,000	EQM Midstream Partners LP, 4.75%, 7/15/23	663
250,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	289
410,000	Evergy Inc., 2.45%, 9/15/24	413

Principal or Shares	Security Description	Value (000)

100,000	Fidelity National Information Services Inc.,
	0.75%, 5/21/23 EUR (c)	$114
100,000	Fidelity National Information Services Inc.,
	2.60%, 5/21/25 GBP (c)	136
600,000	Fiserv Inc., 2.75%, 7/01/24	614
350,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	348
350,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	351
600,000	FS KKR Capital Corp., 4.75%, 5/15/22	623
450,000	GEMS MENASA Cayman Ltd./GEMS Education
	Delaware LLC 144A, 7.13%, 7/31/26 (b)	468
500,000	General Motors Financial Co. Inc.,
	3.55%, 7/08/22	513
950,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	999
315,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	321
300,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 1.055%), 3.26%, 3/13/23 (a)	307
310,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 5.88%, 2/01/22	314
100,000	IHO Verwaltungs GmbH 144A, 3.63%, 5/15/25
	EUR (b)(c)	114
200,000	IHO Verwaltungs GmbH 144A,
	6.00%, 5/15/27 (b)	207
350,000	Indonesia Asahan Aluminium Persero PT 144A,
	5.23%, 11/15/21 (b)	367
300,000	Indonesia Asahan Aluminium Persero PT 144A,
	5.71%, 11/15/23 (b)	330
475,000	ING Groep NV, 4.10%, 10/02/23	506
435,000	International Lease Finance Corp.,
	4.63%, 4/15/21	450
335,000	Iron Mountain Inc., 5.75%, 8/15/24	339
185,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26 EUR (b)(c)	218
400,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 1.160%), 2.30%, 10/15/25 (a)	399
700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 1.000%), 4.02%, 12/05/24 (a)	748
125,000	Laredo Petroleum Inc., 5.63%, 1/15/22	120
465,000	Level 3 Financing Inc., 5.13%, 5/01/23	473
600,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%), 2.91%, 11/07/23 (a)	609
680,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%), 3.19%, 11/28/23 (a)(b)	695
200,000	Medtronic Global Holdings SCA,
	0.25%, 7/02/25 EUR (c)	225
200,000	Midwest Connector Capital Co. LLC 144A,
	3.63%, 4/01/22 (b)	206
100,000	Midwest Connector Capital Co. LLC 144A,
	3.90%, 4/01/24 (b)	105
900,000	Mitsubishi UFJ Financial Group Inc.,
	2.62%, 7/18/22	911
450,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.840%), 2.72%, 7/16/23 (a)	455
300,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%),
	0.64%, 7/26/24 EUR (a)(c)	340
310,000	MPT Operating Partnership LP/MPT Finance
	Corp., 5.50%, 5/01/24	319
900,000	Navient Corp., 8.00%, 3/25/20	921

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,100,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	$1,142
350,000	Occidental Petroleum Corp., 2.60%, 8/13/21	352
400,000	Occidental Petroleum Corp., 2.70%, 8/15/22	404
455,000	ONEOK Inc., 4.25%, 2/01/22	473
700,000	Owl Rock Capital Corp., 4.00%, 3/30/25	701
450,000	Petrobras Global Finance BV, 6.90%, 3/19/49	524
700,000	Range Resources Corp., 5.75%, 6/01/21	699
750,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	838
320,000	SBA Communications Corp., 4.00%, 10/01/22	328
900,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (b)	910
300,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22 (b)	304
400,000	SM Energy Co., 6.13%, 11/15/22	383
320,000	SMBC Aviation Capital Finance DAC 144A,
	4.13%, 7/15/23 (b)	338
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	885
210,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	212
455,000	Sunoco LP/Sunoco Finance Corp.,
	4.88%, 1/15/23	468
550,000	Takeda Pharmaceutical Co. Ltd. 144A,
	0.38%, 11/21/20 EUR (b)(c)	617
400,000	Takeda Pharmaceutical Co. Ltd. 144A,
	1.13%, 11/21/22 EUR (b)(c)	461
350,000	Takeda Pharmaceutical Co. Ltd. 144A,
	4.00%, 11/26/21 (b)	363
150,000	Teva Pharmaceutical Finance IV LLC,
	2.25%, 3/18/20	149
550,000	Teva Pharmaceutical Finance Netherlands II BV,
	3.25%, 4/15/22 EUR (c)	608
200,000	Teva Pharmaceutical Finance Netherlands II BV,
	4.50%, 3/01/25 EUR (c)	208
920,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	876
410,000	Thermo Fisher Scientific Inc., 0.13%, 3/01/25
	EUR (c)	455
260,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	263
700,000	Ventas Realty LP, 3.50%, 4/15/24	735
900,000	Viper Energy Partners LP 144A,
	5.38%, 11/01/27 (b)	911
350,000	Vistra Operations Co. LLC 144A,
	3.55%, 7/15/24 (b)	359
500,000	Volkswagen Group of America Finance LLC
	144A, 2.50%, 9/24/21 (b)	504
250,000	Welltower Inc., 3.63%, 3/15/24	264

Total Corporate Bond (Cost - $45,850)		46,583

Foreign Government (9%)
155,000	Dominican Republic International Bond 144A,
	5.88%, 4/18/24 (b)	166
833,333	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	870
500,000	Egypt Government International Bond 144A,
	5.58%, 2/21/23 (b)	514

Principal or Shares	Security Description	Value (000)

250,000	Egypt Government International Bond 144A,
	5.75%, 4/29/20 (b)	$254
350,000	Egypt Government International Bond 144A,
	6.13%, 1/31/22 (b)	363
457,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	467
1,020,000	Georgia Government International Bond,
	6.88%, 4/12/21 (d)	1,082
500,000	Ghana Government International Bond 144A,
	7.88%, 8/07/23 (b)	546
200,000	Ghana Government International Bond 144A,
	7.88%, 3/26/27 (b)	208
631,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	679
300,000	Guatemala Government Bond,
	5.75%, 6/06/22 (d)	323
870,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	925
620,000,000	Japan Treasury Discount Bill, 0.00%, 11/11/19
	JPY (c)(g)	5,741
500,000	Kazakhstan Government International Bond
	144A, 1.55%, 11/09/23 EUR (b)(c)	586
200,000	Mongolia Government International Bond 144A,
	5.63%, 5/01/23 (b)	205
510,000	Mongolia Government International Bond 144A,
	10.88%, 4/06/21 (b)	560
600,000	Nigeria Government International Bond,
	6.75%, 1/28/21 (d)	622
300,000	Nigeria Government International Bond 144A,
	6.75%, 1/28/21 (b)	311
250,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	256
400,000	Republic of Belarus International Bond 144A,
	6.88%, 2/28/23 (b)	431
1,100,000	Republic of South Africa Government
	International Bond, 5.50%, 3/09/20	1,112
308,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	335
860,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	875
450,000	Sri Lanka Government International Bond 144A,
	7.55%, 3/28/30 (b)	455

Total Foreign Government (Cost - $17,733)		17,886

Mortgage Backed (39%)
299,263	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	254
156,139	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	132
299,836	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	256
2,025,834	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	1,500
998,235	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	835
604,979	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	506
202,209	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	169

Annual Report   6

            Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

1,280,962	American Home Mortgage Assets Trust 2007-2,
	(1 mo. LIBOR USD + 0.125%),
	1.95%, 3/25/47 (a)	$1,201
199,681	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%), 3.29%, 11/14/35 (a)(b)	200
346,272	Banc of America Funding 2005-H Trust,
	3.92%, 11/20/35 (e)	314
8,238,025	BANK 2018-BNK13, 0.52%, 8/15/61 (e)	278
388,445	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 0.950%), 2.83%, 8/15/35 (a)(b)	390
300,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 1.400%), 3.28%, 8/15/35 (a)(b)	300
16,292,666	BENCHMARK 2018-B4, 0.54%, 7/15/51 (e)	575
400,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 1.800%),
	3.80%, 10/15/36 (a)(b)	401
650,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 2.000%),
	4.00%, 10/15/36 (a)(b)	652
800,000	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 2.300%),
	4.30%, 10/15/36 (a)(b)	803
1,020,000	Caesars Palace Las Vegas Trust 2017-VICI 144A,
	4.35%, 10/15/34 (b)(e)	1,061
1,000,000	CGDBB Commercial Mortgage Trust
	2017-BIOC 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.06%, 7/15/32 (a)(b)	1,001
474,649	Chase Mortgage Finance Trust Series 2007-S3,
	6.00%, 5/25/37	365
459,257	Chase Mortgage Finance Trust Series 2007-S3,
	6.00%, 5/25/37	353
550,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.350%),
	4.26%, 6/15/34 (a)(b)	551
350,000	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.610%),
	4.52%, 6/15/34 (a)(b)	348
107,432	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	90
704,600	CHL Mortgage Pass-Through Trust 2006-HYB1,
	4.00%, 3/20/36 (e)	675
507,051	CHL Mortgage Pass-Through Trust 2007-HYB2,
	3.72%, 2/25/47 (e)	470
300,000	Citigroup Commercial Mortgage Trust
	2019-SST2 144A, (1 mo. LIBOR USD
	+ 1.300%), 3.22%, 12/15/36 (a)(b)	300
400,000	Citigroup Commercial Mortgage Trust
	2019-SST2 144A, (1 mo. LIBOR USD
	+ 1.600%), 3.52%, 12/15/36 (a)(b)	401
307,683	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 0.850%),
	2.67%, 7/25/31 (a)(b)	308

Principal or Shares	Security Description	Value (000)

600,000	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 2.450%),
	4.27%, 7/25/31 (a)(b)	$606
500,000	Connecticut Avenue Securities Trust 2019-R01
	144A, (1 mo. LIBOR USD + 4.350%),
	6.17%, 7/25/31 (a)(b)	537
1,000,000	Connecticut Avenue Securities Trust 2019-R02
	144A, (1 mo. LIBOR USD + 4.150%),
	5.97%, 8/25/31 (a)(b)	1,071
550,000	Connecticut Avenue Securities Trust 2019-R03
	144A, (1 mo. LIBOR USD + 4.100%),
	5.92%, 9/25/31 (a)(b)	587
250,000	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 2.100%),
	3.92%, 10/25/39 (a)(b)	250
300,000	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 3.400%),
	5.22%, 10/25/39 (a)(b)	299
950,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 2.150%), 4.06%, 5/15/36 (a)(b)	955
750,000	CSMC Trust 2017-MOON 144A,
	3.20%, 7/10/34 (b)(e)	745
684,914	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.000%), 5.82%, 5/25/25 (a)	723
1,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%), 6.07%, 1/25/29 (a)	1,110
428,755	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.550%), 6.37%, 2/25/25 (a)	443
303,409	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%), 6.82%, 7/25/25 (a)	323
473,229	First Horizon Alternative Mortgage Securities
	Trust 2006-AA5, 4.22%, 9/25/36 (e)	441
855,772	Flagstar Mortgage Trust 2018-1 144A,
	3.50%, 3/25/48 (b)(e)	873
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 3.67%, 9/25/49 (a)(b)	800
600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 3.000%), 4.82%, 9/25/49 (a)(b)	605
250,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 7.500%), 9.32%, 9/25/49 (a)(b)	252
900,000	Freddie Mac Stacr Trust 2018-HQA2 144A, (1
	mo. LIBOR USD + 2.300%),
	4.12%, 10/25/48 (a)(b)	908
600,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1
	mo. LIBOR USD + 2.650%),
	4.47%, 1/25/49 (a)(b)	609
2,000,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1
	mo. LIBOR USD + 2.450%),
	4.27%, 3/25/49 (a)(b)	2,017
400,000	Freddie Mac STACR Trust 2019-DNA3 144A, (1
	mo. LIBOR USD + 2.050%),
	3.87%, 7/25/49 (a)(b)	401
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1
	mo. LIBOR USD + 2.700%),
	4.58%, 10/25/49 (a)(b)	200

7   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

900,000	Freddie Mac STACR Trust 2019-FTR2 144A, (1
	mo. LIBOR USD + 0.950%),
	2.77%, 11/25/48 (a)(b)	$901
500,000	Freddie Mac Stacr Trust 2019-HQA1 144A, (1
	mo. LIBOR USD + 2.350%),
	4.17%, 2/25/49 (a)(b)	504
650,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1
	mo. LIBOR USD + 2.050%),
	3.87%, 4/25/49 (a)(b)	652
500,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 1.400%),
	3.22%, 2/25/49 (a)(b)	500
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 2.250%),
	4.07%, 2/25/49 (a)(b)	677
450,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 9.500%),
	11.32%, 2/25/49 (a)(b)	454
950,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.800%),
	3.62%, 7/25/30 (a)	951
1,000,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%),
	4.12%, 9/25/30 (a)	1,008
700,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.16%, 8/25/48 (b)(e)	708
281,515	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.16%, 8/25/48 (b)(e)	284
1,250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	6.42%, 12/25/42 (a)	1,349
500,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.700%),
	6.52%, 3/25/28 (a)	530
299,083	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 9.000%),
	10.82%, 3/25/29 (a)	375
795,897	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR USD + 0.350%),
	2.17%, 3/25/35 (a)(b)	745
256,994	HarborView Mortgage Loan Trust 2004-10,
	4.05%, 1/19/35 (e)	264
57,416	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%), 2.68%, 8/25/29 (a)	56
163,415	IndyMac Index Mortgage Loan Trust
	2005-AR13, 3.94%, 8/25/35 (e)	152
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A,
	(1 mo. LIBOR USD + 3.100%),
	5.01%, 1/15/33 (a)(b)	451
1,400,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-BCON 144A,
	3.76%, 1/05/31 (b)(e)	1,420
430,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-PHH 144A, (1 mo. LIBOR
	USD + 1.160%), 3.07%, 6/15/35 (a)(b)	431

Principal or Shares	Security Description	Value (000)

96,285	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	$83
432,032	JP Morgan Mortgage Trust 2007-S2,
	6.00%, 6/25/37	328
200,591	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (b)(e)	201
2,003,980	JP Morgan Mortgage Trust 2017-5 144A,
	3.16%, 10/26/48 (b)(e)	2,034
570,000	Madison Avenue Trust 2013-650M 144A,
	4.03%, 10/12/32 (b)(e)	569
78,995	Merrill Lynch Mortgage Investors Trust Series
	MLCC 2006-1, 4.20%, 2/25/36 (e)	81
3,975,101	Morgan Stanley Capital I Trust 2018-H3,
	0.84%, 7/15/51 (e)	227
414,496	Morgan Stanley Mortgage Loan Trust
	2004-11AR, 3.33%, 1/25/35 (e)	405
300,000	MULTIFAMILY CONNECTICUT AVENUE
	SECURITIES TRUST 144A, (1 mo. LIBOR
	USD + 3.250%), 5.05%, 10/15/49 (a)(b)	310
752,773	New Residential Mortgage Loan Trust 2014-3
	144A, 5.63%, 11/25/54 (b)(e)	832
912,194	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%),
	3.32%, 6/25/57 (a)(b)	930
900,000	Palisades Center Trust 2016-PLSD 144A,
	3.36%, 4/13/33 (b)	898
450,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.420%), 3.31%, 4/14/36 (a)(b)	452
47,175	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	46
993,247	RALI Series 2005-QA7 Trust, 4.57%, 7/25/35 (e)	941
1,028,757	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,000
107,809	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	105
482,363	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	461
932,593	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	873
371,727	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	301
1,337,291	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%), 1.56%, 8/20/56 GBP (a)(b)(c)	1,731
500,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 2.100%), 3.92%, 9/25/48 (a)(b)	502
2,059,012	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 3.47%, 4/25/43 (a)(b)	2,067
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%), 5.57%, 4/25/43 (a)(b)	1,459
989,340	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 11.750%), 13.57%, 4/25/43 (a)(b)	1,197
194,097	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 0.850%), 2.67%, 2/25/47 (a)(b)	194
550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 1.250%), 3.07%, 2/25/47 (a)(b)	551
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 4.22%, 2/25/47 (a)(b)	1,943
700,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 12.32%, 2/25/47 (a)(b)	778
210,374	Structured Adjustable Rate Mortgage Loan Trust,
	4.22%, 12/25/35 (e)	176

Annual Report   8

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

617,352	Structured Asset Mortgage Investments II Trust
	2003-AR4, (1 mo. LIBOR USD + 0.700%),
	2.55%, 1/19/34 (a)	$615
876,557	Structured Asset Mortgage Investments II Trust
	2005-AR4, (1 mo. LIBOR USD + 0.310%),
	2.13%, 12/25/35 (a)	892
272,025	Structured Asset Mortgage Investments II Trust
	2006-AR3, 3.93%, 5/25/36 (e)	165
2,527,815	Structured Asset Mortgage Investments II Trust
	2006-AR7, (1 mo. LIBOR USD + 0.210%),
	2.03%, 8/25/36 (a)	2,410
1,198	Structured Asset Mortgage Investments Trust
	2003-CL1, 2.76%, 7/25/32 (e)	1
314,923	Vendee Mortgage Trust 2011-2 IO,
	3.75%, 12/15/33	4
571,566	VMC Finance 2018-FL2 LLC 144A, (1 mo.
	LIBOR USD + 0.920%), 2.80%, 10/15/35 (a)(b)	573
1,066,097	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR11 Trust, (1 mo. LIBOR USD
	+ 0.320%), 2.14%, 8/25/45 (a)	1,071
810,150	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR10 Trust, 3.73%, 9/25/36 (e)	788
250,428	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR12 Trust, 3.33%, 10/25/36 (e)	241
423,437	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR12 Trust, 3.70%, 10/25/36 (e)	419
388,302	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, (Cost of Funds for the
	11th District of San Francisco + 1.250%),
	2.41%, 1/25/47 (a)	391
113,094	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR4 Trust, (12 mo. Federal Reserve
	Cumulative Average USD + 0.940%),
	3.39%, 5/25/46 (a)	117
1,463,605	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.96%, 2/25/37 (e)	1,470
385,122	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.97%, 2/25/37 (e)	372
432,152	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY2 Trust, 3.66%, 9/25/36 (e)	395
654,400	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 3.60%, 7/25/37 (e)	603
400,000	Wells Fargo Commercial Mortgage Trust
	2017-SMP 144A, (1 mo. LIBOR USD
	+ 1.650%), 3.57%, 12/15/34 (a)(b)	399
10,729,287	Wells Fargo Commercial Mortgage Trust
	2018-C46, 0.95%, 8/15/51 (e)	629
Total Mortgage Backed (Cost - $73,799)		75,086

U.S. Treasury (3%)
900,000	U.S. Treasury Bill, 1.84%, 1/02/20 (g)	898
3,600,000	U.S. Treasury Note, 1.75%, 7/31/24 (h)(i)	3,637
200,000	U.S. Treasury Note, 2.50%, 6/30/20 (h)(i)	201
500,000	U.S. Treasury Note, 2.63%, 8/31/20 (h)(i)	504
Total U.S. Treasury (Cost - $5,229)		5,240

Principal or Shares	Security Description	Value (000)

	Investment Company (1%)
1,748,507	Payden Cash Reserves Money Market Fund * (Cost - $1,749)	$1,749

	Purchase Options (0%)
	Total Purchased Options (Cost - $40)	25

	Purchased Swaptions (0%)
	Total Purchased Swaptions (Cost - $83)	25

	Total Investments, Before Options Written
	(Cost - $192,751) (100%)	194,855

	Written Swaptions (0%)
	Total Written Swaptions (Cost - $(83))	(31)

	Total Investments (Cost - $192,668) (100%)	194,824
	Other Assets, net of Liabilities (0%)	309

	Net Assets (100%)	$195,133

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2019. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

9   Payden Mutual Funds

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
S & P 500 Index	192	$ 58,321	2530.00	11/15/2019	$ 6	Put
S & P 500 Index	155	47,082	2575.00	11/29/2019	19	Put

Total Purchase Options		$105,403			$25

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
2-Year Interest Rate Swap, 02/05/22, Pay Fixed 1.6375%	BNP PARIBAS	$24,646	02/05/2022	$25	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
10-Year Interest Rate Swap, 02/05/30, Receive Fixed 1.78%	BNP PARIBAS	$5,212	02/05/2030	$(31)	Put
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 5,795	JPY 620,100	Barclays Bank PLC	12/09/2019	$ 39
				39
Liabilities:
EUR 1,789	USD 2,008	BNP PARIBAS	01/15/2020	(2)
USD 1,985	EUR 1,789	BNP PARIBAS	01/15/2020	(21)
USD 10,846	EUR 9,840	Citibank, N.A.	12/09/2019	(158)
USD 1,771	GBP 1,446	HSBC Bank USA, N.A.	12/09/2019	(105)
				(286)
Net Unrealized Appreciation (Depreciation)				$ (247)

Annual Report   10

          Portfolio Highlights & Investments continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	313	Dec-19	$—	$(73)	$ (73)
AUD 3-Year Bond Future	220	Dec-19	17,496	12	12
U.S. Treasury 2-Year Note Future	89	Dec-19	19,189	(21)	(21)
U.S. Treasury 5-Year Note Future	118	Dec-19	14,066	(35)	(35)
					(117)
Short Contracts:
3-Month GBP LIBOR Option Future	313	Dec-19	—	19	19
Euro-Bobl Future	31	Dec-19	(4,654)	19	19
					38
Total Futures					$ (79)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	$3,546	$(19)	$—	$(19)
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	3,546	(19)	—	(19)
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	3,113	(16)	—	(16)

			$(54)	$—	$(54)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	12/20/2024	5,000	$(386)	$(324)	$(62)
High Yield Series 33 Index), Pay 5% Quarterly, Receive upon credit default

See notes to financial statements.

11   Payden Mutual Funds

Statement of Assets & Liabilities

October 31, 2019
Numbers in 000s

ASSETS:
Investments, at value *	$193,106
Affiliated investments, at value **	1,749
Foreign cash ***	22
Cash	46
Cash pledged for financial futures contracts	15
Cash pledged for centrally cleared swaps	75
Receivable for:
Interest and dividends	952
Investments sold	197
Fund shares sold	5
Futures	97
Forward currency contracts	39
Variation margin on centrally cleared contracts	22
Other assets	39
Total Assets	196,364
LIABILITIES:
Payable for:
Forward currency contracts	286
Investments purchased	569
Fund shares redeemed	1
Futures	21
Options written ****	31
Accrued expenses:
Investment advisory fees (Note 3)	149
Administration fees (Note 3)	25
Distribution fees (Note 3)	39
Trustee fees and expenses	1
Other liabilities	109
Total Liabilities	1,231
NET ASSETS	$195,133
NET ASSETS:
Paid in capital	$192,855
Total distributable earnings	2,278
NET ASSETS	$195,133
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$ 6,833
Shares Outstanding	629
Net Asset Value Per Share	$ 10.87
SI Class
Net Assets	$130,036
Shares Outstanding	12,067
Net Asset Value Per Share	$ 10.78
Adviser Class
Net Assets	$ 22,587
Shares Outstanding	2,145
Net Asset Value Per Share	$ 10.53
Retirement Class
Net Assets	$ 35,677
Shares Outstanding	3,558
Net Asset Value Per Share	$ 10.03

* Investments, at cost	$191,002
** Affiliated investments, at cost	1,749
*** Foreign cash, at cost	22
**** Options written, at cost	(83)

Annual Report   12

Statement of Operations

Period ended October 31, 2019
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$ 8,095
Dividend income	218
Dividend income from affiliated investment (Note 2)	68
Income from securities lending	9
Investment Income	8,390
EXPENSES:
Investment advisory fees (Note 3)	2,140
Administration fees (Note 3)	292
Shareholder servicing fees	14
Distribution fees (Note 3)	247
Custodian fees	31
Transfer agent fees	54
Registration and filing fees	39
Trustee fees and expenses	19
Printing and mailing costs	23
Loan commitment fees	3
Legal fees	5
Publication expense	8
Pricing fees	57
Fund accounting fees	67
Insurance	4
Audit fees	44
Gross Expenses	3,047
Expense subsidy (Note 3)	(389)
Net Expenses	2,658
Net Investment Income	5,732
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	2,186
Foreign currency transactions	683
Forward foreign exchange contracts	(11)
Futures contracts	744
Written option contracts	(958)
Swap contracts	(272)
Change in net unrealized appreciation (depreciation) from:
Investments	2,149
Translation of assets and liabilities in foreign currencies	4
Forward foreign exchange contracts	(484)
Futures contracts	(82)
Written option contracts	(47)
Swap contracts	(110)
Net Realized and Unrealized Gain	3,802
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,534

13   Payden Mutual Funds

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 5,732	$ 5,236
Net realized gains on investments	2,372	2,220
Change in net unrealized appreciation (depreciation)	1,430	(4,003)
Change in Net Assets Resulting from Operations	9,534	3,453
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(219)	(440)
SI Class	(3,904)	(2,824)
Adviser Class	(793)	(1,171)
Retirement Class	(1,260)	(901)
Change in Net Assets from Distributions to Shareholders	(6,176)	(5,336)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	263	—
SI Class	27,540	31,919
Adviser Class	6,104	4,664
Retirement Class	6,235	11,256
Reinvestment of distributions:
Institutional Class	220	440
SI Class	3,880	2,810
Adviser Class	789	1,169
Retirement Class	1,260	901
Cost of fund shares redeemed:
Institutional Class	(743)	(11,202)
SI Class	(26,631)	(33,627)
Adviser Class	(18,127)	(19,919)
Retirement Class	(11,636)	(11,460)
Change in Net Assets from Capital Transactions	(10,846)	(23,049)
Total Change in Net Assets	(7,488)	(24,932)
NET ASSETS:
Beginning of period	202,621	227,553
End of period	$195,133	$202,621
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	651	1,663
Shares sold	25	—
Shares issued in reinvestment of distributions	22	42
Shares redeemed	(69)	(1,054)
Change in shares outstanding	(22)	(1,012)
Outstanding shares at end of period	629	651
SI Class:
Outstanding shares at beginning of period	11,610	11,500
Shares sold	2,607	3,032
Shares issued in reinvestment of distributions	381	270
Shares redeemed	(2,531)	(3,192)
Change in shares outstanding	457	110
Outstanding shares at end of period	12,067	11,610
Adviser Class:
Outstanding shares at beginning of period	3,242	4,608
Shares sold	588	453
Shares issued in reinvestment of distributions	79	114
Shares redeemed	(1,764)	(1,933)
Change in shares outstanding	(1,097)	(1,366)
Outstanding shares at end of period	2,145	3,242
Retirement Class:
Outstanding shares at beginning of period	3,971	3,894
Shares sold	632	1,138
Shares issued in reinvestment of distributions	133	92
Shares redeemed	(1,178)	(1,153)
Change in shares outstanding	(413)	77
Outstanding shares at end of period	3,558	3,971
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$116,784	$187,698
Sale of investments (excluding government)	131,092	222,655
Purchase of government securities	40,781	82,355
Sale of government securities	34,893	86,798

Annual Report   14

Notes to Financial Statements

October 31, 2019

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

15   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Annual Report   16

Notes to Financial Statements continued

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

17   Payden Mutual Funds

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2019 (000s)

	Derivative	Derivative
Underlying Risk	Assets	Liabilities
Credit[1]	—	$(62)
Equity[2]	$25	—
Interest rate[1,2,3]	75	(214)
Foreign currency[4,5]	39	(286)

Total	$139	$(562)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at fair value as reported in the Schedule of Investments.

3	Payable for options written.

4	Receivable for forward currency contracts.

5	Payable for forward currency contracts.

Annual Report   18

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2019

Amount of Net Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(117)	$(117)
Equity	—	—	$(383)	—	(383)
Foreign exchange	—	$(11)	—	—	(11)
Interest rate	$744	—	(64)	(155)	525

Total	$744	$(11)	$(447)	$(272)	$14

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2019

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$(56)	$(56)
Equity	—	—	$(15)	—	(15)
Foreign exchange	—	$(484)	—	—	(484)
Interest rate	$(82)	—	(31)	(54)	(167)

Total	$(82)	$(484)	$(46)	$(110)	$(722)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2019, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
9%	0%	3%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

19   Payden Mutual Funds

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

Annual Report   20

Notes to Financial Statements continued

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2019, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2019, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2018	Purchases	Sales	Dividends	Value October 31, 2019
$5,138,674	$104,046,626	$107,436,793	$68,077	$1,748,507

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended October 31, 2019.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2020 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,201,449 ($399,456 for 2017, $413,006 for 2018 and $388,987 for 2019) is not considered a

21   Payden Mutual Funds

liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$39,703	—	—	—	$39,703
Bank Loans	—	—	8,558	—	—	—	8,558
Corporate Bond	—	—	46,583	—	—	—	46,583
Foreign Government	—	—	17,886	—	—	—	17,886
Mortgage Backed	—	—	75,086	—	—	—	75,086
U.S. Treasury	—	—	5,240	—	—	—	5,240
Options Purchased	$25	—	—	—	—	—	25
Swaptions Purchased	—	—	25	—	—	—	25
Investment Company	1,749	—	—	—	—	—	1,749

Annual Report   22

Notes to Financial Statements continued

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$39	$(286)	—	—	$(247)
Futures	$50	$(129)	—	—	—	—	(79)
Swaps	—	—	—	(116)	—	—	(116)
Swaptions Written	—	—	—	(31)	—	—	(31)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and swaptions written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2019, the permanent differences were as follows:

Distributable Earnings	Increase/ (Decrease) Paid in Capital
$492	($492)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term. As of October 31, 2019, the fund utilized $1,161 in capital loss carryforwards.

As of October 31, 2019, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$5,103	$5,103

* Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31, is as follows (000“s).

2019		2018

Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

$6,176	—	$5,336	—

At October 31, 2019, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$192,244	$4,822	$(2,683)	$2,139

At October 31, 2019, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings

$5,241	—	$(5,102)	—	$2,139	$2,278

23   Payden Mutual Funds

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report   24

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2019	2018	2017	2016
Net asset value — beginning of period	$10.64	$10.69	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.36 (1)	0.30 (1)	0.25	0.15
Net realized and unrealized gains (losses)	0.21	(0.08)	0.07	0.07

Total from investment activities	0.57	0.22	0.32	0.22

Distributions to shareholders:
From net investment income	(0.34)	(0.27)	(0.18)	—

Net asset value — end of period	$10.87	$10.64	$10.69	$10.55

Total return	5.53%	2.06%	3.09%	2.13	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$6,833	$6,930	$17,780	$10,259
Ratio of gross expense to average net assets	1.44%	1.42%	1.41%	1.43	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.88%	2.37%	2.10%	2.90	%(3)
Ratio of net investment income to average net assets	3.36%	2.84%	2.55%	3.38	%(3)
Portfolio turnover rate	84%	130%	116%	55	%(2)

The Class commenced operations on June 1, 2016.

	SI Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$10.58	$10.65	$10.54	$10.48	$10.63

Income (loss) from investment activities:
Net investment income	0.32 (1)	0.27 (1)	0.23	0.25	0.19
Net realized and unrealized gains (losses)	0.21	(0.08)	0.06	0.01	(0.16)

Total from investment activities	0.53	0.19	0.29	0.26	0.03

Distributions to shareholders:
From net investment income	(0.33)	(0.26)	(0.18)	(0.20)	(0.18)

Net asset value — end of period	$10.78	$10.58	$10.65	$10.54	$10.48

Total return	5.22%	1.82%	2.76%	2.58%	0.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,036	$122,782	$122,500	$111,517	$107,903
Ratio of gross expense to average net assets	1.44%	1.42%	1.42%	1.43%	1.46%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.87%	2.41%	2.09%	2.23%	2.00%
Ratio of net investment income to average net assets	3.06%	2.58%	2.25%	2.42%	2.21%
Portfolio turnover rate	84%	130%	116%	55%	85%

The Fund commenced operations on September 22, 2008.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

25   Payden Mutual Funds

	Adviser Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$10.36	$10.46	$10.37	$10.34	$10.51

Income (loss) from investment activities:
Net investment income	0.29 (1)	0.24 (1)	0.22	0.25	0.19
Net realized and unrealized gains (losses)	0.20	(0.08)	0.04	(0.02)	(0.19)

Total from investment activities	0.49	0.16	0.26	0.23	—

Distributions to shareholders:
From net investment income	(0.32)	(0.26)	(0.17)	(0.20)	(0.17)

Net asset value — end of period	$10.53	$10.36	$10.46	$10.37	$10.34

Total return	4.94%	1.53%	2.56%	2.28%	0.05%

Ratios/supplemental data:
Net assets, end of period (000s)	$22,587	$33,571	$48,190	$53,687	$60,661
Ratio of gross expense to average net assets	1.69%	1.67%	1.67%	1.68%	1.71%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.63%	2.13%	1.84%	1.98%	1.75%
Ratio of net investment income to average net assets	2.81%	2.30%	2.00%	2.17%	1.96%
Portfolio turnover rate	84%	130%	116%	55%	85%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2019	2018	2017	2016	2015
Net asset value — beginning of period	$9.91	$10.04	$9.98	$9.98	$10.17

Income (loss) from investment activities:
Net investment income	0.25 (1)	0.21 (1)	0.18	0.20	0.17
Net realized and unrealized gains (losses)	0.20	(0.09)	0.05	—	(0.19)

Total from investment activities	0.45	0.12	0.23	0.20	(0.02)

Distributions to shareholders:
From net investment income	(0.33)	(0.25)	(0.17)	(0.20)	(0.17)

Net asset value — end of period	$10.03	$9.91	$10.04	$9.98	$9.98

Total return	4.68%	1.24%	2.33%	2.03%	(0.19)%

Ratios/supplemental data:
Net assets, end of period (000s)	$35,677	$39,338	$39,083	$35,772	$27,001
Ratio of gross expense to average net assets	1.94%	1.92%	1.91%	1.93%	1.96%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	2.38%	1.91%	1.59%	1.74%	1.51%
Ratio of net investment income to average net assets	2.57%	2.08%	1.75%	1.92%	1.72%
Portfolio turnover rate	84%	130%	116%	55%	85%

The Class commenced operations on April 6, 2009.

(1)  Based on average shares outstanding.

   26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 24, 2019

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

27 Payden Mutual Funds

Fund Expenses

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2019. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2019 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2019	Value October 31, 2019	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,023.50	2.35%	1.91%	$9.76
Hypothetical	1,000.00	1,015.61	1.56%	1.91%	9.72
SI Class
Actual	$1,000.00	$1,021.80	2.18%	1.62%	$8.24
Hypothetical	1,000.00	1,017.05	1.71%	1.62%	8.22
Adviser Class
Actual	$1,000.00	$1,020.30	2.03%	1.91%	$9.73
Hypothetical	1,000.00	1,015.57	1.56%	1.91%	9.71
Retirement Class
Actual	$1,000.00	$1,019.30	1.93%	2.13%	$10.86
Hypothetical	1,000.00	1,014.45	1.45%	2.13%	10.83

Annual Report 28

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the ”Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 18, 2019, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2020. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board delegates the initial responsibility for this process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 18, 2019, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 18, 2019, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

29 Payden Mutual Funds

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser The Fund’s total expenses were in the third quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25% or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board and Audit Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based on that review, the Board and Audit Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

7. Specific Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. References below to quintiles are based on data provided to the Board in the report prepared by Broadridge. All time periods referenced below ended as of April 30, 2019.

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 1.10%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

Annual Report   30

Approval of Investment Advisory Agreement (Unaudited) continued

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25%.

• Performance: The Fund was in the first quintile for the one-year period, in the third quintile of the group of comparable funds for each of the three- and five- year periods and in the fourth quintile for the ten-year period.

31 Payden Mutual Funds

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)
W. D. Hilton, Jr.	73	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	75	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel
Officers (2)

Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)   Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)   Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report 32

» PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 17, 2019, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2019, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $672,900 for 2019 and $659,700 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $122,900 for 2019 and $120,520 for 2018. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $8,000 in 2019 related to a consent in connection with a filing with the SEC on October 18, 2019 for the Payden California Municipal Income Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  0%

(d)  0%

(f)    Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $130,900 for 2019 and $123,000 for 2018.

(h)

In the fiscal years ended October 31, 2019 and October 31, 2018 respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 19, 2019

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 19, 2019

* Print the name and title of each signing officer under his or her signature.